Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “***”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

ENGINEERING, PROCUREMENT AND CONSTRUCTION SERVICES

FIXED PRICE CONTRACT

BETWEEN

KIEWIT ENERGY COMPANY

AND

AVENTINE RENEWABLE ENERGY - AURORA WEST, LLC

LOCATION:  AURORA, NEBRASKA

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List of Exhibits
A.	Scope of Work and Technical Specifications
B.	Commercial Terms
C.	Performance Test Protocol
D.	Geotechnical Report
E.	Mechanical Completion, Commissioning, Startup
F.	Project Schedule
G.	Aventine Guaranty
H.	Air Permit
I.	EPC Guaranty
J.	Plant Site Legal Description
K.	Form of Notice to Proceed
L.	Permits/Kiewit to obtain
M.	Permits/Owner to obtain
N.	[Intentionally Omitted]
O.	Hold Points
P.	Cost of Preliminary Site Work
Q.	Tax Exemptions and Concessions
R.	Cash Curve
S.	Owner’s Safety Standards
T.	Major Subcontractors
U.	Manufacturers not covered by Indemnity

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ENGINEERING, PROCUREMENT AND CONSTRUCTION SERVICES
FIXED PRICE CONTRACT

GENERAL CONDITIONS

THIS CONTRACT, is made this 31 day of May, 2007 by and between Aventine Renewable Energy - Aurora West, LLC, a limited liability company organized and acting under and pursuant to the laws of Delaware and having its main place of business at 1300 South 2nd Street, Pekin, Illinois 61554 (hereinafter called the “Owner”) and Kiewit Energy Company, a corporation organized and acting under and pursuant to the laws of Delaware and having its main place of business at 7906 North Sam Houston Parkway West, Suite 300, Houston, Texas, 77064, (hereinafter called “Kiewit”).  Owner and Kiewit may sometimes be referred to herein individually as a “Party” or jointly as the “Parties.”

W I T N E S S E T H:

WHEREAS, Kiewit is engaged in the performance of engineering, procurement and construction services; and,

WHEREAS, Owner desires Kiewit to furnish and perform certain engineering, procurement and construction services;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, it is agreed as follows:

1.             Defined Terms and Order of Precedence

1.1                               Defined Terms:  The following words, when capitalized, shall have the meanings set forth below:

Air Permit:  “Air Permit” means the air permit that Owner anticipates receiving in accordance with the emissions summary attached as Exhibit H hereto.

Applicable Laws:  “Applicable Laws” means all laws from time to time applicable to the Plant, Kiewit, the Subcontractors, Owner and the performance of the Work, including (i) laws relating to minimum wages, equal opportunity employment, industrial safety,

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insurance, worker’s compensation, building codes and similar matters and environmental matters, and (ii) federal, state or local governmental agency laws, regulations and rulings (including any department or unit thereof) involved in the collection of taxes or the enforcement of tax laws.

Aventine Guaranty:  “Aventine Guaranty” means the parent guaranty to be provided by Aventine Renewable Energy Holdings, Inc. substantially in the form attached as Exhibit G.

AWA: “AWA” means that certain Advanced Work Agreement dated March 12, 2007 between Aventine Renewable Energy Holdings, Inc. and Delta-T.

Business Day:  “Business Day” means any Day except for a Saturday, a Sunday, or a Day on which banks in the State where the Plant Site is located are authorized or obligated by Law to close.

Commissioning:  “Commissioning” means checking and preparation of the Plant for operation, functional control loop checking, interlock testing, system purging and utility system startups to confirm that the Plant is ready for Startup, as described in Exhibit E.

Confidential Information:  “Confidential Information” shall have the meaning ascribed to that term in the License Agreement.

Construction Manager:  “Construction Manager” means the individual designated from time to time in writing by Kiewit under Section 11.1 below.

Contract:  “Contract” means these General Conditions, the attached Exhibits A through U, and all additions or modifications thereto made in accordance with Section 20.2 below.

Contract Sum:  “Contract Sum” means the sum set forth in Section 8.1 below, or such greater or lesser amount as may be determined in accordance with Section 8.1 and Article 6 below.

Date of Commencement:  “Date of Commencement” means the date on which Owner provides Kiewit with the Notice to Proceed.

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Day:  “Day” means calendar day.

Delta-T:  “Delta-T” means Delta-T Corporation, incorporated under the laws of the Commonwealth of Virginia, and the process technology designer for the Plant.

Delta-T License Fee:  The technology license fee charged for the Delta-T Technology, which fee is not included in the Contract Sum, all in accordance with the License Agreement.

Delta-T Technology:  “Delta-T Technology” shall have the meaning ascribed to that term in the License Agreement.

Environmental Laws:  “Environmental Laws” shall mean and include any federal, state or local statute, law, rule, regulation, ordinance, code, policy, rule of common law, judicial order, administrative order, consent decree, or judgment now or hereafter in effect, in each case, as has been amended from time to time, relating to the environment, health or safety, including the National Environmental Policy Act (42 U.S.C. (S)4321 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S)9601 et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act (42 U.S.C. (S)6901 et seq.), as amended by the Hazardous and Solid Waste Amendments of 1984, the Hazardous Materials Transportation Act (49 U.S.C. (S)1801 et seq.), the Toxic Substances Control Act (15 U.S.C. (S)2601 et seq.), the Clean Water Act (33 U.S.C. (S)1321 et seq.), the Clean Air Act (42 U.S.C. (S)7401 et seq.), the Occupational Safety and Health Act (29 U.S.C. (S)651 et seq.), the Federal Water Pollution Control Act (33 U.S.C. (S)1251 et seq.), the Safe Drinking Water Act (42 U.S.C. (S)3808 et seq.), and any similar federal, state or local laws, ordinances or regulations implementing such laws;

Equipment:  “Equipment” means the equipment, facilities, buildings, fixtures and other tangible property provided by Kiewit, either directly, or indirectly through its Subcontractors, as described in Exhibit A and excepting any and all real property and property to be provided by Owner.

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EPC Guaranty:  “EPC Guaranty” means the parent guaranty to be provided by Kiewit Energy Limited, substantially in the form attached as Exhibit I.

Final Acceptance:  “Final Acceptance” means that (i) Kiewit has achieved Substantial Completion, (ii) Kiewit has met 100% of all of the Performance Guarantees or paid any performance liquidated damages owed under the provisions of this Contract, (iii) all of the items on the Punch List signed by both Owner and Kiewit have been completed (iv) all lien waivers, or affidavits, required under Section 8.6 have been delivered, (v) all drawings and other documents identified on Exhibit A as documents to be delivered by Kiewit to Owner have been delivered, and (vi) Kiewit has complied with its assignment and novation obligations pursuant to this Contract.

Force Majeure Event:  “Force Majeure Event” has the meaning set forth in Article 19.

General Conditions:  “General Conditions” means all portions of this Contract other than the attached Exhibits.

Good Industry Standards:  “Good Industry Standards” means generally accepted practices and standards of care and diligence normally practiced or approved by the leading persons engaged in performing work similar to the Work.

Governmental Entity:  “Governmental Entity” shall mean and include the State, County, and City where the Plant Site is located, the United States Environmental Protection Agency, the United States Department of Labor, the United States Department of Transportation, any successors thereto, or any other federal, state or local governmental agency now or hereafter regulating substances and materials in the environment located at or adjacent to the Plant Site

Guaranteed Substantial Completion Date:  “Guaranteed Substantial Completion Date” shall have the meaning set forth in Section 5.1.

Hazardous Substances:  “Hazardous Substances” means (a) any solid, gaseous or liquid wastes (including hazardous wastes), hazardous air pollutants, hazardous substances, hazardous materials, regulated substances, restricted hazardous wastes, hazardous chemical substances or mixtures, toxic substances, pollutants or contaminants or terms of similar import, as such terms are defined in any Environmental

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Law and as such definition may change from time to time, (b) any substance or material which now or in the future is known to constitute a threat to health, safety, property or the environment or which has been or is in the future determined by any Governmental Entity to be capable of posing a risk of injury to health, safety, property or the environment or exposure to which is prohibited, limited or regulated by any Environmental Law or Governmental Entity, including all of those materials, wastes and substances designated now or in the future as hazardous or toxic by any Governmental Entity, and (c) any petroleum or petroleum products or by-products, radioactive materials, asbestos, whether friable or non-friable, urea formaldehyde foam insulation, polychlorinated biphenyls, or radon gas; and (d) “including” shall be deemed to mean “including, without limitation.

Kiewit’s Project Manager:  “Kiewit’s Project Manager” means the individual designated from time to time by Kiewit in writing as having the responsibilities described at Section 11.1 below.

License Agreement:  “License Agreement” means that certain License Agreement dated on or about May 29, 2007 between Delta-T and Owner.

Mechanical Completion:  “Mechanical Completion” means that the Plant has satisfied all of the conditions to Mechanical Completion set forth at Exhibit E.

Nameplate:  “Nameplate” shall mean 108,000,000 gallons per year of un-denatured ethanol and 113,000,000 gallons per year of denatured ethanol.

Notice to Proceed:  “Notice to Proceed” means a notice in the form of Exhibit K hereto.

Owner’s Representative:  “Owner’s Representative” means the individual designated from time to time by Owner in writing as having the responsibilities described at Section 11.2 below.

Performance Guarantees:  “Performance Guarantees” means the Performance Guarantees identified in Section 7.3 below.

Performance Test:  “Performance Test” or “Performance Tests” means the tests defined in Exhibit C hereto.

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Plant:  “Plant” means the ethanol plant to be constructed for Owner under this Contract on the Plant Site.

Plant Site:  “Plant Site” means the site described in Exhibit J hereto.

Pre-EPC Agreement:  “Pre-EPC Agreement” means that certain Aurora Pre-EPC Agreement dated March 17, 2007 between Aventine Renewable Energy Holdings, Inc. and Kiewit, as amended.

Punch List:  “Punch List” means a list of all portions of the Work, if any, which are incomplete or do not conform to the Contract and which shall be generated and initiated by Owner as of the date of Mechanical Completion; provided, however, such list shall include only those items of Work (i) that do not preclude the Plant from achieving Startup, (ii) the absence of which does not create any occupational hazard or hazard to the Work, and (iii) the completion of which is not expected to affect in any material respect or unreasonably interrupt or interfere with the operability, safety, or mechanical integrity of the Plant in accordance with good industry practices.  The Punch List shall be updated by Owner from time to time after Mechanical Completion until Final Acceptance has been achieved.

Schedule:  “Schedule” means the schedule set forth in Exhibit F, as amended from time to time by mutual agreement of the Parties in accordance with this Contract.

Services:  “Services” means the services to be performed by Kiewit described in Exhibit A.

Startup:  “Startup” means the commencement of operation of the Plant for the purposes of either commencing the Performance Test or for commercial purposes, as described in Exhibit E.

Subcontractors:  “Subcontractors” means all subcontractors, vendors, suppliers, consultants, and any other suppliers of materials, services or labor at any tier contracted to contribute to performing the Work.

Substantial Completion:  “Substantial Completion” means that the Plant has satisfied all of the conditions to substantial completion set forth at Exhibit E.

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Work:  “Work” means the obligations of Kiewit to be performed whether by it or its Subcontractors under this Contract including, without limitation, all design, workmanship, materials, Services and Equipment required under Exhibits A, C, E and F.

1.2                               Order of Precedence: In the event of any conflict between these General Conditions and the Exhibits hereto, these General Conditions shall be controlling.

2.             Kiewit’s Scope of Work

2.1                               Description of Work:  Kiewit shall, in addition to its obligations under these General Conditions, provide the Equipment and Services identified as within Kiewit’s scope of Services as set forth in Exhibit A, and all other documents, drawings, specifications, information and services identified as within Kiewit’s scope of Services as set forth in Exhibit A; all in accordance with these General Conditions and the Exhibits attached thereto and the specifications set out in Exhibit A.  Kiewit represents that Kiewit is not aware of any physical, financial or legal matters that would prevent Kiewit from fulfilling its obligations hereunder or impede performance of Kiewit’s obligations under this Contract in accordance with the Schedule.

Without limiting the foregoing, the Work shall include performing, providing or procuring when and as necessary to permit progress of the Work to proceed in accordance with the Schedule (except for those activities, services and items for which Owner bears responsibility pursuant to Article 3):

(i)            all construction, installation, commissioning and testing activities and services (including project management) necessary to conduct the Work and complete the Plant in accordance with this Contract;

(ii)           all work materials necessary to conduct the Work and complete the Plant in accordance with this Contract (including all necessary transport thereof);

(iii)          all work forces necessary to conduct the Work and complete the Plant in accordance with this Contract (including all skilled and unskilled labor, supervisory, quality assurance and support services personnel);

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Kiewit shall also perform, provide or procure those activities, services and items, whether or not specifically described above, in the Scope of Work or elsewhere in this Contract, if such performance, provision or procurement is necessary to complete the Plant so that it complies with the Contract or may otherwise reasonably be inferred in accordance with Good Industry Standards; provided that Kiewit shall not be responsible for performing, providing or procuring those activities, services and items for which Owner bears responsibility pursuant to Article 3.

Except as otherwise specified in this Contract, Kiewit shall carry out all of its obligations under this Contract at its own cost.

2.2                               Permits:  Kiewit shall, at its expense, secure all permits identified as permits to be procured by it in Exhibit L.  Owner shall, at Owner’s expense, secure all permits identified as permits to be procured by it in Exhibit M.  All other permits required by applicable law or regulation shall be secured by the Party which is already tasked to obtain permits most similar in nature to the permit in question.  Each Party shall cooperate with and provide reasonable assistance to each other in obtaining all permits required to be obtained by such Party, such assistance shall include preparing drawings, technical documentation and any other documentation required for said permits.

2.3                               Drawings:  Kiewit shall, upon completion of the Work and prior to Final Acceptance, deliver to Owner a complete set of “as built” drawings in both electronic form and as hard copies.

2.4                               License of Certain Documents and Drawings:  Kiewit and its Subcontractors, as applicable, shall retain ownership of the copyright in, and any and all inventions and trade secrets embodied in, the documents and drawings delivered to Owner under this Contract other than those included in the Delta-T Technology, which ownership shall remain with Delta-T.  Kiewit hereby grants Owner a non-exclusive, paid-up, non-transferable right (except in the event of a sale of the Plant in which case, such rights shall be transferred to the transferee and any subsequent transferee of the Plant) to perpetually use any and all such inventions and trade secrets (other than those included in the Delta-T Technology, the license for which is governed by the License Agreement) for use

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with respect to the Plant, including, without limitation, maintenance and optimization or enhancement of the Plant.

2.5                               Environmental

Kiewit:

(i)                                     shall ensure that in carrying out the Work:

(a)                                  it complies with all Applicable Laws, all specifications in any operating permits and other requirements of the Contract for the protection of the environment; and

(b)                                 it does not cause actionable nuisance or damage to persons, property or the environment;

(ii)                                  shall make good any pollution, contamination or damage to the environment arising out of Kiewit’s failure to comply with all Applicable Laws or other requirements of the Contract for the protection of the environment.

2.6                               Quality Assurance Procedure

The Work shall be performed in accordance with Kiewit’s quality assurance procedures; provided, that such procedures shall be at least as stringent as those of Good Industry Standards.

Within thirty (30) days following the effective date of the Notice to Proceed, Kiewit shall make its quality assurance/quality control manuals available for inspection for the purpose of verifying that Kiewit’s quality assurance/quality control procedures are being followed in respect of the Work.

To the extent any Work is defective due to the failure to follow such procedures, Kiewit shall correct all portions of the Work in respect of which such procedures have not been followed.  In case of a conflict between the Scope of Work described on Exhibit A and such procedures, said Scope of Work shall control.

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2.7                               Uncovering:

Kiewit shall (i) provide notice to Owner three (3) Business Days before it will cover Work to be inspected by Owner as listed specifically as a hold point in Exhibit O and (ii) work in good faith to provide adequate notice for third party inspections for the remaining hold points listed in Exhibit O.  If any portion of the Work should be covered contrary to the foregoing sentence, Owner may require that the portion of the Work be uncovered for inspection and subsequently be recovered, all at Kiewit’s expense.

In addition, at any time Owner may request that Owner be afforded the opportunity to inspect a portion of the Work which has been properly covered and Kiewit shall uncover the same.  If the Work is found to be in accordance with the terms of this Contract, the cost of such uncovering shall be paid by Owner and the Schedule shall be extended, by appropriate Change Order.  If the portion of the Work is found not to be in accordance with this Contract, Kiewit shall bear the costs of such covering and uncovering.

3.             Information, Goods and Services to Be Provided by Owner

3.1                               Specific Goods and Services:  Owner shall provide the following:  (a) prior to commencement of any Work by Kiewit, a Plant Site for construction of the Plant, complete with adequate location thereon for office, parking, and storage needs of Kiewit during construction, (b) reasonably unrestricted access to the Plant Site as described in Exhibit J, (c) adequate power, water, natural gas, and sanitary sewer utilities necessary for Kiewit’s performance of the Work, and (d) all permits and licenses identified to be procured by Owner in Exhibit M, and (e) a Certificate from Owner’s Chief Financial Officer evidencing that it has secured financing or finances sufficient to permit Owner to pay all its financial obligations in connection with building of the Plant, including payment of all amounts due to Kiewit.  Owner shall provide the following prior to commencement of the Performance Test: (i) Operations personnel required to be trained by Kiewit, at the time(s) needed to meet the training plan described at Exhibit A pursuant to Section 7.11 below and (ii) supplies and utilities required to perform Owner’s obligations with respect to the Performance Tests under Exhibit C.

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3.2                               Other Goods and Services:  Owner shall also furnish to Kiewit, at Owner’s expense, (i) all documents, drawings, specifications, information and services described in Exhibit A, as being provided by Owner; (ii) the identification of the existence and location of subsurface obstructions and conditions, soil data, and specific criteria for foundation design relevant to the Work (as set forth in the Geotechnical Report in Exhibit D); (iii) adequate arrangement drawings, utility requirements and process connections of all those existing items of machinery and equipment of existing facilities, if any, with which the Work must interconnect, sufficient for Kiewit’s performance of the Work; and (iv) all other documents, drawings, specifications, information and services, if any, identified as within the Owner’s scope of services in Exhibit A.  Kiewit shall be entitled to rely upon such data and design criteria enumerated above, including any draft documentation, to the extent final documentation is not available at the time the Work is performed, in the performance of the Work.  Kiewit acknowledges and agrees that the scope of the GeoTechnical Report is sufficiently detailed and comprehensive and Kiewit shall be entitled to relief in accordance with Article 6 to the extent subsurface conditions are not as indicated in such GeoTechnical Report, except to the extent subsurface conditions are reasonably foreseeable from the GeoTechnical Report.  To the extent any such information provided by Owner is inaccurate or changes in any material respect, Kiewit shall be entitled to a change in the Work in accordance with Article 6.  Owner shall provide all such items within the times prescribed in the Schedule, or if no time is prescribed, within the time reasonably required to allow Kiewit to perform its obligations under this Contract.  Owner represents that Owner is not aware of any physical, financial or legal matters that would prevent Owner from fulfilling its obligations hereunder or impede performance of the Owner’s obligations under this Contract in accordance with the Schedule. If Kiewit becomes aware of any error in a document, drawing, specification or other information supplied by Owner it will promptly notify Owner of the same.  Kiewit shall, however, have no liability of any kind with respect to any such error of which it is not actually aware.  In addition, Owner shall be fully responsible for providing all goods and services, if any, that become necessary as a result of the discovery of materials with archeological significance or Hazardous Substances at the Plant Site except: (i) Hazardous

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Substances that were brought onto the site by Kiewit (or any of its Subcontractors); (unless subsequently negligently released by Owner or its other contractors or agents), or (ii)  which arise out of the  negligent exacerbation of a known environmental condition by Kiewit or its Subcontractors.

3.3                               License Agreement:  Concurrently with the execution of this Contract, Owner and Delta-T shall enter into the License Agreement.  In the event this Contract is terminated for any reason, the License Agreement will remain in effect in accordance with the terms and provisions of the License Agreement.

4.             Site Conditions:  If conditions are encountered at the Plant Site which materially differ from conditions shown in or indicated as likely by any drawing, document or other information (including, but not limited to the Geotechnical Report in Exhibit D), if any, that Owner is required to deliver to Kiewit under Article 3 above, or which is contained in this Contract, then notice by the observing Party shall be given to the other Party promptly. If any such condition causes any material increase or decrease in Kiewit’s cost of, or time required for, performance of any part of the Work, or any material increase or decrease in any other obligation of Kiewit, Owner shall within ten (10) Business Days of receipt of a change order request from Kiewit, issue a change order in accordance with Article 6 below.

5.             Schedule

5.1                               Schedule:  Kiewit guarantees that Substantial Completion of the Work will be achieved no later than, the later of (i) *** or (ii) ***, (“Guaranteed Substantial Completion Date”). Owner will not provide Kiewit the Notice to Proceed until the Air Permit is issued and any permits or approval necessary to provide reasonably unrestricted access to the Plant Site in order for Kiewit to be able to perform the Work are issued and/or obtained.   In the event of a delay in Substantial Completion not permitted by the terms of this Contract, except as otherwise set forth in this Section 5.1, Kiewit’s sole and exclusive liability and Owner’s sole and exclusive remedy for such delay shall be:  (i) Days 1 – 30, $ ***, (ii) Days 31 – 60, $ ***, and (iii) Days 61 plus, $ *** (the “Base LDs”); provided, however, in the event any such delay in Substantial Completion is due to a defect in Delta-T’s scope of work under Kiewit’s subcontract with Delta-T, then, except as otherwise set forth in this Section 5.1, Kiewit’s sole and exclusive liability and Owner’s sole

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and exclusive remedy for such delay shall be *** per Day (the “Reduced LDs”) commencing on the 31st Day after the Guaranteed Substantial Completion (the “Reduced LD Date”) (unless (x) during the thirty (30) day period between the Guaranteed Substantial Completion Date and the Reduced LD Date a problem arises due to Owner (other than Owner’s exercise of its rights under this Contract) which prevents reaching Substantial Completion by the Reduced LD Date in which event the Reduced LD Date will be extended by the number of days such problem causes Substantial Completion not to be achieved or (y) on the Reduced LD Date Substantial Completion has not been achieved due to a defect in Delta-T’s scope of work under Kiewit’s subcontract with Delta-T involving a delay in equipment delivery beyond Delta-T’s control (including a delay in delivery of replacement equipment beyond Delta-T’s control which replacement equipment was due to equipment failure) in which event the Reduced LD Date will be extended until such equipment is delivered to the Plant Site); provided further; however, in the event any such delay in Substantial Completion is due both to a defect in Delta-T’s scope of work under Kiewit’s subcontract with Delta-T and also to other reasons for which the Base LDs would apply (the “Base LD Causes”), then until such time as the Base LD Causes are remedied such that the only remaining reason, if any, Substantial Completion is not achieved is due to a defect in Delta-T’s scope of work under Kiewit’s subcontract with Delta-T, then the Base LDs shall be paid by Kiewit to Owner and not the Reduced LDs, and once such Base LD Causes are so remedied, if the defects in Delta-T’s scope of work under Kiewit’s subcontract with Delta-T have not been remedied so that Substantial Completion has not yet been reached, then the Reduced LDs shall be paid by Kiewit to Owner until Substantial Completion is reached.  In addition to the foregoing, and notwithstanding any other provision of this Contract, but subject to Section 16.1, in the event Substantial Completion is not reached by the Guaranteed Substantial Completion Date, Kiewit and Owner agree to work together and with Delta-T in a commercially reasonable and expeditious manner in order to reach Substantial Completion at the earliest possible time.  Kiewit shall use all reasonable efforts to comply with Owner’s wishes with respect to changes in Schedule, but any i) material adjustment requested by Owner to the Schedule; or ii) Owner’s

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inappropriate disapproval of deliverables as more fully set forth in Section 11.3.2, shall be deemed a change and Kiewit shall have no obligation to slow down or accelerate its performance of the Work except in accordance with Article 6 below.

5.2                               Threshold.  Upon obtaining Substantial Completion, Kiewit shall have *** days thereafter to increase the output of merchantable ethanol product of the Plant from *** of the Nameplate to *** of the Nameplate (*** per year of undenatured ethanol) (the “Threshold”).  However, so long as Kiewit is working diligently and in good faith to reach the Threshold, Owner shall agree to reasonable extensions of said *** day period.

5.3                               Early Completion Bonus.  If Substantial Completion of the Plant is attained prior to *** months after the date of the issuance of the Notice to Proceed, Owner shall pay Kiewit at the time of Final Payment an early completion bonus equal to *** of the equivalent of delay liquidated damages rate, had the Work been that same number of Days late for each Day that Substantial Completion occurred prior to said date.  In no event shall the early completion bonus exceed ***.

6.             Changes

6.1                               Issuance of Change Orders by Owner:  Owner may by its written order require changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, provided that the Contract Sum and payment schedule are adjusted to reflect the change in Kiewit’s direct and indirect costs resulting from such changes, plus a reasonable amount for profit, and that the time allowed for completion, warranty obligations, and any other obligations of Kiewit affected by the changes are adjusted to cover the consequences to Kiewit resulting from such change.  Kiewit shall have the right to request a claim for such adjustments to the extent the cumulative impact of such changes can reasonably be demonstrated.  The amount to be paid to Kiewit, the effect on the Schedule, if any, and any other adjustments to the Contract will be made by mutual agreement.

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6.1.1       Change Order Effect upon Performance.  If the change submitted by Owner, in Kiewit’s good faith reasonable judgment, would have a detrimental impact on performance of the Plant, Kiewit will have no obligation to proceed with any change.

6.1.2       Change Order Dispute.  If there is a dispute as to whether a change order is required, then Kiewit shall proceed with the change, without markup, on a reimbursable basis until the dispute is resolved in accordance with Article 18.  If it is determined that a change order was required then Owner shall pay Kiewit on a cost plus basis in accordance with Section 6.1.4 below.  If it is determined that no change order is required then Kiewit shall reimburse Owner for the amount that Owner has paid to Kiewit for said Work, together with interest at the rate set forth in Section 8.4 below.

If the amount of the change order is in dispute, then Kiewit will proceed with the change on a cost plus basis in accordance with Section 6.1.4 below.

6.1.3       Hazardous Substances.  Kiewit shall in no case be required to agree to any change requiring Kiewit’s handling of PCBs, asbestos or any other Hazardous Substances except to the extent such Hazardous Substance is brought onto the site by Kiewit and/or Subcontractors (and not subsequently negligently released by Owner or its other contractors or agents) or results from negligent exacerbation of a known environmental condition by Kiewit or its Subcontractors.

6.1.4       Changes Priced On Cost Plus Basis.  For changes priced on a cost plus basis, Kiewit shall be entitled to a *** total markup for off-site overhead, contingency and profit.

6.1.5       Change Order for Expansion.  Owner’s issuance of a change order for the expansion of Nameplate from 108,000,000 to 216,000,000 gallons per year of un-denatured ethanol shall be allowed as within the general scope of the Contract and Kiewit shall be entitled to a change in the Contract Sum, Schedule, and Services, as mutually agreed so long as Owner first executes an amended technology license agreement with Delta-T.

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6.2                               Notice of Instruction Constituting a Change; Notice of Impact of Change Order:  If Kiewit receives instructions from Owner, which in Kiewit’s opinion constitute a change in the Work, Kiewit shall so advise Owner within eight (8) Business Days of receipt of such instruction.  If Kiewit receives a change order under Section 6.1 above or becomes aware of a constructive change order described at Section 6.3 below, or gives Owner a notice that an instruction of Owner constitutes a change, then Kiewit shall within eight (8) Business Days thereafter submit to Owner a statement of the impact of such change on the Contract Sum, payment schedule or Schedule; provided however, the warranties and any other provisions of the Contract will not be affected thereby.  Kiewit shall not delay prosecution of the Work.

6.3                               Constructive Change Orders:  Any of the following shall entitle Kiewit to request an increase in the Contract Sum and/or an extension of the Schedule: (a) a material modification of applicable law, ordinance or regulation after the Date of Commencement, (b) a Force Majeure Event (provided however that in no event shall Kiewit be entitled to an increase in the Contract Sum to the extent due to a Force Majeure Event), (c) unknown or differing site conditions at the Plant Site described at Article 4 above, (d) discovery of Hazardous Substances or archaeological materials at the Plant Site which were not previously disclosed to or known by Kiewit, (e) suspension by Owner, (f) material delay by Owner, or its subcontractors in the performance of Owner’s obligations under the Contract, that results in a material delay in the performance of the Work by Contractor or its Subcontractors, (g) interference (but not the exercise of Owner’s rights under the Contract) by Owner or its subcontractors in any material respect in the performance by Contractor, or its Subcontractors, of the Work that results in a material delay in the performance of the Work by Contractor or its subcontractors, and (h) suspension or injunction by court order (unless such suspension or injunction is the result of actions taken by Kiewit or its Subcontractors under this Contract).  Kiewit shall provide written notice to Owner promptly upon becoming aware of any of the events above, or, in the case of a Force Majeure Event, promptly upon becoming aware that there may be a schedule impact  from such event.

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7.             Commissioning, Testing, and Performance

7.1                               Mechanical Completion, Commissioning and Startup:  Commencing six (6) months prior to the anticipated Mechanical Completion Date, Kiewit shall provide to Owner written notice of said estimated date and provide, not less than monthly, periodic written updates of this estimated completion date.  Kiewit shall give Owner prompt reasonable written notice when Kiewit believes that the Work has reached Mechanical Completion.  Kiewit shall commence Commissioning upon achievement of Mechanical Completion.  Mechanical Completion shall be achieved when the requirements therefor listed in Exhibit E have been satisfied.  Kiewit shall Startup the Plant as soon as reasonably practicable after Mechanical Completion has been achieved.

7.2                               Substantial Completion and Threshold Tests:  At such time(s) as Kiewit believes the Plant is operating at sufficient capacity to meet the output levels required for Substantial Completion and subsequently, the Threshold, testing shall be conducted to confirm that the required levels of merchantable ethanol product are being produced at the Plant.  The testing to determine whether the output levels required for Substantial Completion and subsequently the Threshold have been obtained shall continue for a period of twenty (24) hours and shall be at a stable production rate for such period and shall otherwise meet the requirements set forth on Exhibit C.  A separate test shall be conducted to determine whether the output levels required for Substantial Completion and for the Threshold have been met, unless the parties mutually agree in writing otherwise, or unless the output levels required for both Substantial Completion and the Threshold have been met by a single test.

7.3                               Performance Test and Performance Guarantees:  Kiewit shall begin the Performance Test as soon as reasonably practicable after the Threshold has been achieved.  Kiewit shall cause the Plant to meet or exceed the Performance Guarantees set forth in this Section 7.3 while demonstrating at the time of the final Performance Test that the Plant meets all requirements of the Air Permit issued for the Plant.  All quantities set forth below are based on average quantities over the period of the applicable Performance Test.

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7.3.1       Anhydrous Undenatured Ethanol Production Guarantee

Anhydrous Fuel Ethanol Production Rate:

Minimum *** US undenatured gallons per hour (average) based on a minimum feedstock specification of *** lb/bushel test weight corn containing a maximum of *** moisture (by weight), a minimum of *** dry fermentable starch (by weight) and a maximum of *** foreign material (by weight).

When blended with the proper denaturant, denatured ethanol will meet specifications for fuel ethanol per ASTM D4806-06.

Anhydrous Fuel Ethanol Yield:

Minimum *** pounds un-denatured fuel ethanol per pound of dry fermentable starch (average) in corn feed based on a minimum feedstock specification of *** lb/bushel test weight corn containing a maximum of *** moisture (by weight), a minimum of *** dry fermentable starch (by weight), and a maximum of *** foreign material (by weight).

7.3.2       Utility Consumption Guarantees

Natural Gas.

Maximum *** BTU HHV per gallon (average) of un-denatured fuel ethanol produced for gas-fired boilers and gas fired ring dryers based on natural gas provided at a minimum gas quality of *** BTU per standard cubic foot (1atm, 70° F), and *** to *** maximum (weight) DDGS moisture content.

7.4                               Condition to Performance Guarantees.  If any breach of warranty under this Contract or failure to meet the Performance Guarantees under this Contract is the result of:

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7.4.1       The feedstock provided by Owner, not being in compliance with the conditions described in Section 7.3.1 or 7.3.2, as applicable;

7.4.2       Abuse, or poor maintenance, of the Equipment;

7.4.3       Owner’s failure to fulfill any of its obligations, which individually or in the aggregate are material, under the Performance Test protocols set forth in Exhibit C;

7.4.4       Owner’s failure, in any material way, to operate the Plant in accordance with the operating manuals and instructions provided by Kiewit;

7.4.5       Owner designing or procuring equipment and systems, other than under this Contract, that fail to meet Delta-T’s basic process design specifications for energy efficiency;

7.4.6    Owner fails to provide electrical service with at least a 0.85 power factor;

then Kiewit shall notify Owner, Owner shall take the necessary corrective actions and the affected Performance Tests shall be re-run at Owner’s expense.  However, if Owner refuses or fails  to provide the requested items, then Kiewit shall have no obligation or liability for any such breach of the applicable warranty or Performance Guarantees under this Contract.

7.5                               Substantial Completion:  Substantial Completion shall be achieved when the requirements for Substantial Completion in Exhibit E have been satisfied.  Kiewit shall provide Owner a certificate of Substantial Completion certifying that all requirements for Substantial Completion have been met at the time when all requirements for Substantial Completion have been achieved.  Owner shall have three (3) Business Days after receipt of such certificate to advise Kiewit as to whether it agrees Substantial Completion has been achieved.  Owner shall specify in detail any requirements for Substantial Completion which it believes Kiewit has failed to achieve within seven (7) Business Days after receipt of such certificate.  Substantial Completion shall be deemed to have occurred on the date when the last of the requirements for Substantial Completion has been achieved.  Kiewit agrees that Kiewit, at Kiewit’s sole cost and expense, shall take

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whatever action is reasonably necessary and consistent with sound engineering practices to cause the Plant to reach Substantial Completion; provided, Kiewit shall not, except as set forth in Section 16.1 below, be responsible for costs associated with any defects in Delta-T scope of work under Kiewit’s subcontract with Delta-T which result in failure to achieve Substantial Completion; Kiewit shall, however, be responsible for any costs which are reimbursed to Kiewit by any manufacturer or supplier associated with such defects.

7.6          Cure:  After Substantial Completion (at which point care, custody and control transfers to Owner in accordance with Article 13), Owner shall allow Kiewit reasonable access to the Plant.  After reaching Substantial Completion, Kiewit agrees that Kiewit, at Kiewit’s sole cost and expense, shall take whatever action is reasonably necessary and consistent with sound engineering practices to cause the Plant to reach the Threshold; provided, Kiewit shall not, except as set forth in Section 16.1 below, be responsible for costs associated with any defects in Delta-T scope of work under Kiewit’s subcontract with Delta-T which result in failure to achieve the Threshold; Kiewit shall, however, be responsible for any costs which are reimbursed to Kiewit by any manufacturer or supplier associated with such defects.

After reaching the Threshold, Kiewit shall, for a period of up to six (6) months thereafter and subject to Section 16.1, (i) use good faith efforts to  cause the Plant to satisfy the Performance Guarantees in Section 7.3 and to re-run the Performance Tests as needed during that period; provided, Kiewit shall not, except as set forth in Section 16.1 below, be responsible for costs associated with any defects in Delta-T scope of work under Kiewit’s subcontract with Delta-T which result in failure to achieve the Performance Guarantees; Kiewit shall, however, be responsible for any costs which are reimbursed to Kiewit by any manufacturer or supplier associated with such defects, and (ii) complete all Punch List items to the reasonable satisfaction of Owner.  Kiewit shall have the foregoing period of time in which to satisfy the obligations in the preceding sentence before being subject to paying any liquidated damages.

Kiewit is obligated to continue all aspects of the Work necessary to achieve completion of Performance Tests, Substantial Completion, the Threshold, and Final Acceptance (and in connection therewith, Kiewit is obligated to expend all necessary

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funds, devote all necessary time, and provide or procure all necessary work, materials, labor and services), except as such obligation is limited by Section 16.1 below.  All cost and expense associated with meeting such obligation, including any necessary acceleration of the rate of work will, unless and except to the extent required in accordance with Article 6, be for Kiewit’s account.

7.7                               Liquidated Damages and Maximum Damages for Performance Guarantees:  If the Plant has achieved Substantial Completion and Threshold, but has not achieved one or more of the Performance Guarantees set forth in Section 7.3 above during a Performance Test as provided herein, and Kiewit has not been able to correct the defect and pass all components of the Performance Tests within the time set forth at Section 7.6 above, then Kiewit shall pay to Owner liquidated damages based on the net amount (i.e. the amount of damages in each case for which damages apply shall be netted against the countervailing factor in each case for which the countervailing factor applies, to determine the final net performance liquidated damages if any) due as set forth in Section 7.8 below up to a maximum cumulative amount in accordance with Article 16 of the General Conditions of this Contract.  Notwithstanding the foregoing limitations on damages for failure to reach the Performance Guarantees, Kiewit shall be obligated to continue all aspects of the Work necessary to achieve the Performance Guarantees, except as such obligation is limited by Section 16.1.  For the avoidance of doubt, the countervailing factors shall not be taken into account for the purposes of determining whether Substantial Completion or the Threshold has been achieved.  Kiewit shall pay such liquidated damages no later than the date that is six (6) months after the achievement of the Threshold.

The sum of the countervailing factors, determined as set forth under Section 7.8 below, shall be deducted from the sum of the damages determined thereunder.  In no case, however, shall Owner have any obligation to pay Kiewit as a result of such calculation.  If the countervailing factors are greater than the damages, the performance liquidated damages shall be deemed to be zero.

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7.8                               Amount of Damages and Countervailing Factors

Fuel Ethanol Yield:

*** per *** pounds of anhydrous undenatured ethanol (average per ASTM D4806-06) per pound of dry fermentable starch that the Performance Test results show lower or higher than the guaranteed Anhydrous Fuel Ethanol Yield listed in Section 7.3.1 above. To the extent the yield is lower the resulting number shall constitute damages. To the extent that it is higher the resulting amount shall be a countervailing factor.

For purposes of calculating damages as set forth above, damages shall be measured in increments of .001. An increment of .0005 or less is rounded down. An increment of .0006 or above would be rounded up.

Fuel Ethanol Production Rate:

*** per 10 US gallons per hour of anhydrous undenatured ethanol (average per ASTM D4806-06) that the Performance Test results show lower or higher than the guaranteed Anhydrous Fuel Ethanol Production Rate listed in Section 7.3.1 above. To the extent the rate is lower the resulting number shall constitute damages. To the extent that it is higher the resulting amount shall not be a countervailing factor.

Natural Gas Consumption:	*** *** *** ***

7.9                               Damages Reasonable:  The Parties acknowledge and agree that the terms of this Contract with respect to liquidated damages, including those payable under this Article 7, are fair and reasonable considering the damage Owner would sustain in the event of the failure of the Plant to meet the Performance Guarantees set forth in Section 7.3 above, that such damages have been agreed upon and fixed as liquidated damages because of the difficulty of ascertaining as of the date hereof the exact damages that would be sustained by Owner, and that such liquidated damages provisions shall be applicable regardless of the actual amount of damages sustained.  All amounts shall be paid as liquidated

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damages and not as a penalty.  The Parties specifically waive the right to challenge the liquidated damages rates and limits provided herein.  Notwithstanding the foregoing limitations on damages for failure to reach the Performance Guarantees, Kiewit shall be obligated to continue all aspects of the Work necessary to achieve the Performance Guarantees, subject to the limitations set forth in Section 16.1.

7.10                        Performance Bonus:  Upon Final Acceptance, Kiewit and Owner shall cooperate during a six-month bonus period of operation.  Owner agrees to pay to Kiewit a bonus of *** for each *** above *** of Nameplate, capped at a bonus of ***; provided that the Plant meets the requirements of all applicable permits required for the operation of the Plant on a continuous basis (e.g. if there is an annual limit on emissions, the operation of the Plant at the levels during the applicable period, if operated on a continuous basis for a year, would meet the applicable annual emissions requirements).  Kiewit has six (6) months from Final Acceptance to achieve this bonus.  The bonus shall be determined by reviewing operating data on rolling two-week periods commencing on the date of Final Acceptance.  Bonus shall be payable thirty (30) Days after achieving these bonus criteria.

7.11                        Training of Owner’s Personnel:  Kiewit shall provide the training described in Exhibit A.  Owner shall provide appropriate personnel, and Kiewit shall provide such training, at times mutually agreed by them, commencing prior to Commissioning in sufficient time to prepare Owner’s employees to perform Commissioning and Startup and to perform their obligations with respect to the Performance Test.

7.12                        Use of Plant Prior to Final Acceptance:  Owner may use the Plant for commercial purposes on or after the achievement of Substantial Completion.  If Owner elects to use any portion of the Work for commercial purposes prior to Final Acceptance, it shall allow Kiewit reasonably unrestricted access to the Plant to do all things required to be done to complete the Punch List and achieve Final Acceptance and to meet full Performance Guarantees, as long as such access does not unreasonably interfere with Owner’s use of the Plant for commercial

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purposes.  In the event Owner fails to comply with its obligation to provide Kiewit access to the Plant as set forth in the preceding sentence, (i) for each day that Owner so fails to provide such access, Kiewit shall have an additional day to satisfy its obligations hereunder which were adversely affected by Owner’s failure to so provide such access and (ii) if such failure to so provide such access is for an aggregate of thirty (30) days, then at the end of such thirty (30) aggregate day period, if Final Acceptance has not yet occurred, the matters set forth in items (i), (ii) and (iii) of the definition of Final Acceptance shall be deemed to have occurred.

7.13                        Final Acceptance:  Kiewit shall provide Owner a certificate of Final Acceptance certifying that all requirements for Final Acceptance have been met at the time when all requirements for Final Acceptance have been achieved.  Owner shall have ten (10) Business Days after receipt of such certificate to advise Kiewit as to whether it agrees Final Acceptance has been achieved.  Owner shall specify in detail any requirements for Final Acceptance which it believes Kiewit has failed to achieve.  Final Acceptance shall be deemed to have occurred on the date when the last of the requirements for Final Acceptance has been achieved.

8.             Price and Payment

8.1                               Contract Sum:  Owner will pay Kiewit for the full and satisfactory completion of the Work the Contract Sum of ***, or such other sum as may be adjusted in accordance with this Contract, plus Excluded Taxes required under applicable laws to be paid or remitted by Kiewit in connection with the Work.  Owner shall be credited against the Contract Sum with all amounts paid by Owner or its affiliates under the AWA and the Pre-EPC Agreement.  The Contract Sum includes the cost of materials and Equipment described in the AWA and the Pre-EPC Agreement to the extent such materials and Equipment are incorporated into the Work.  In addition, the Contract Sum includes allowances for each of the matters (and for the amounts) set forth on Exhibit P.  The Contract Sum shall be adjusted for (a) preliminary site Work and piling Work according to the difference between (i) the estimate for such Work set forth on Exhibit P and (ii) Kiewit’s actual costs of performing such preliminary site Work and piling Work plus a

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markup of *** and (b) all other Work set forth on Exhibit P (i.e. other than preliminary site Work and pilings Work) according to the difference between (i) the estimate for such Work set forth on Exhibit P and (ii) Kiewit’s actual costs of performing such Work (without any markup).  All matters covered under the AWA and Pre-EPC Agreement are superseded by the provisions of this Contract and are covered hereby.  The license fee to be paid by Owner under the License Agreement shall be paid by Owner directly to Delta-T and is not included in the Contract Sum.  If the Notice to Proceed is provided more than ninety (90) days after the execution date of this Contract, the Contract Sum and the Guaranteed Substantial Completion Date shall be subject to equitable adjustment in accordance with Article 6.

The Contract Sum does not include Excluded Taxes.  Excluded Taxes means any: (i) taxes imposed by any Governmental Entity on the gross receipts earned by, or paid to, Kiewit on the Contract Sum or any other amounts to be paid by Owner to Kiewit hereunder or any portion of such amounts thereof, (ii) sales or use taxes imposed on Kiewit or any of its Subcontractors for purchases or sales of Equipment or any other materials to be installed in, affixed to, or incorporated into the Plant or the Plant Site or (iii) any property taxes imposed directly or indirectly by any Governmental Entity on the Plant, Equipment, or any other materials to be installed in, affixed to, or incorporated into the Plant or the Plant Site; provided, however, Excluded Taxes do not include any tax based on the net income of Kiewit or its Subcontractors.  If Kiewit or any of its Subcontractors are, now or in the future, required to collect from Owner or pay any Excluded Taxes with respect to all or any part of the Work (other than any such tax based on income), then that amount shall be paid by Owner at Kiewit’s request, in addition to the Contract Sum.  Kiewit shall (and shall make a good faith effort to cause its Subcontractors to) cooperate with and provide reasonable assistance to Owner in obtaining any exclusions, exemptions or credits from any Excluded Taxes and to minimize said Excluded Taxes.  Owner shall hold harmless, defend and indemnify Kiewit and its Subcontractors for, and reimburse to Kiewit or any of its Subcontractors, any Excluded Taxes, interest or penalties associated therewith, or any other amounts, that must be paid by Kiewit or any of its Subcontractors as a result of an assessment or other action by a Governmental Entity as the result of Kiewit’s or Kiewit’s Subcontractors’

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reliance upon Owner’s claims of entitlement to any exemptions or reductions of Excluded Taxes.  Upon Kiewit or any of its Subcontractors receiving any such assessment or notice of any such other action by a Governmental Entity, Kiewit shall, and shall cause its Subcontractors to, promptly notify Owner of same.  Upon Owner’s receipt of such notice from Kiewit or its Subcontractors, Owner shall undertake the defense of any such assessment or other action by the applicable Governmental Entity, and Kiewit shall, and shall cause its Subcontractors to, cooperate with Owner in such defense.  Owner shall have the right to control such defense of any such assessment or other action by the applicable Governmental Entity.  A preliminary listing of available tax exemptions and concessions expected to be applicable to or available to the construction or operation of the Plant is attached hereto as Exhibit Q.

If Kiewit or any of its Subcontractors are required by applicable laws or are otherwise required to pay Excluded Taxes, Kiewit shall include requests for payment or reimbursement of such Excluded Taxes with Applications for Payment, the Final Payment, or any time within ninety (90) Days of a requirement by a Governmental Entity to pay such Excluded Taxes.

8.2                               Termination Fee:  In the event that Owner exercises a right to terminate under Section 9.4, or in the event that Kiewit terminates this Contract under Section 9.3 (provided the suspension of the Work which resulted in such termination by Kiewit does not include a suspension due to a Force Majeure Event),  the Owner shall pay in addition to sums due under Section 9.4 of the General Conditions, a fee determined as follows, as a liquidated damage for lost opportunity cost and not as a penalty:

Termination:	Termination Fee as a Percentage of Total Contract Sum
Within Ninety (90) Days after the Date of Commencement	***
From Ninety-one (91) to one hundred fifty (150) Days after the Date of Commencement	***
From One hundred fifty-one (151) to two hundred ten (210) Days after the Date of Commencement	***

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8.3                               Payment Terms:  Owner shall provide a mobilization payment to Kiewit in accordance with and at the times set forth in Exhibit B.  Owner shall make monthly progress payments according to percentage of completion beginning with and including payments made for work done under the AWA or Pre-EPC Agreement as set forth on Exhibit R, which payment schedule shall reflect the concept of “cash neutrality”.  For purposes of this Contract, “cash neutrality” shall mean that Kiewit will not be required to be out of pocket at any time for any amounts owed by Kiewit for the Work and that Kiewit shall not be paid by Owner for the Work in advance in such a manner that would result in Kiewit being cash positive as reasonably estimated by Owner and Kiewit. In the event the payment schedule set forth on Exhibit R conflicts with the foregoing definition of Cash Neutrality, the parties agree to conform said exhibit accordingly.  Kiewit shall submit Applications for Payment in the form set forth at Exhibit B.1, together with reasonable supporting documentation for said Application, to Owner.  Owner shall, through Owner’s Representative, sign the Certificate for Payment set forth on the Application for Payment for the full payment applied for, unless it believes that all or any part of such amount is not then due.  If Owner believes all or part of the amount requested in the Application for Payment is not then due, Owner shall amend the Application for Payment contained therein by indicating the amount, if any, that it believes to be due, and shall sign the application as amended and deliver the certificate, together with written notice of Owner’s reasons for certifying less than the whole amount applied for.  Retainage for each payment shall be *** for a 108 MGY plant; provided however, that Kiewit may provide an adjustable and irrevocable letter of credit in lieu of retainage in a form reasonably acceptable to Owner.  There shall be no retainage for Equipment that was the subject of the AWA.    In addition, upon payment of *** of the Contract Sum (excluding payments for Equipment that was the subject of the AWA), and provided Kiewit is in material compliance with this Contract, there shall be no retainage on any further payments under this Contract.  Upon reaching the Threshold, and provided Contractor is in material compliance with this Contract, Owner shall release the retainage in exchange for Kiewit providing Owner a letter of credit for an amount equal to *** of the agreed upon estimated value of the

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cost of completion of Punch List items plus any potential liability of Kiewit for liquidated damages.  Owner shall wire transfer, in immediately available funds, all amounts for which it has issued certificates, within fifteen (15) Business Days of the date of its receipt of the Application for Payment, to a bank account to be selected by Kiewit.  If Owner does not certify payment in the amount of the Application, and Kiewit and Owner cannot agree on a revised amount within five (5) Business Days of the date of the Owner’s submittal of the amended Application for less than the full amount, then either Party may commence the Dispute Resolution process in accordance with Article 18.  In any case, when the reasons stated by Owner for withholding payment of any amount for which an application has been made are removed to Owner’s reasonable satisfaction, in whole or in part, Owner shall immediately issue a Certificate for Payment for the amount withheld (to the extent the reason stated for withholding is removed) and make payment, via wire transfer as described in this Section 8.3, of the amount so certified on or before the date that the next payment is due.

8.4                               Late Payment:  Late payments by either Party shall bear interest at the rate of Wall Street Journal prime rate plus two percent (2%).

8.5                               Mechanic’s Lien Waivers and Indemnity:  Kiewit shall pay promptly for all amounts due for all materials, labor, Service and Equipment used in or in connection with the performance of this Contract, including those of its Subcontractors, when bills or claims become due, and shall indemnify and hold harmless Owner from and against all claims of its Subcontractors.  Owner shall give Kiewit prompt notice of any such claim upon receipt by Owner of any such claim.

8.6                               Mechanic’s Liens:  Kiewit shall keep the Plant Site and any other adjacent real property owned or leased by Owner and all other property of Owner which is located on the Plant Site or such adjacent real property, free and clear of laborer’s, materialmen’s and mechanic’s or similar type liens arising out of the performance of the Work, unless Owner fails to make required payments to Kiewit as set forth in this Article 8 and then only to the extent Owner has failed to make such payments.  Owner shall promptly notify Kiewit in writing of any lien so

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arising of which it has notice or knowledge.  Kiewit shall provide to Owner as a condition to payments to be made pursuant to Article 8, a partial release of lien in the form of Exhibit B.2.1 duly executed by Kiewit and any major Subcontractors (those with subcontracts having a value of over $500,000) and shall also obtain and timely provide a complete release of lien and general release with respect to any such subcontract for which full and final payment is made, in the form of Exhibit B.2.  In each case, the release of lien may be for an amount less amounts that will be paid from the payment for which such release of lien is requested.  Kiewit shall promptly pay each Subcontractor upon receipt of payment from Owner of the amount invoiced that is undisputed and due to such Subcontractor.

If notwithstanding the foregoing, a lien is attached to the Plant, or the Plant Site, or any part thereof, without limiting any other rights of Owner, Owner shall have the right, at its option, to take all action reasonably necessary to discharge such lien upon thirty (30) days prior written notice to Kiewit of such lien.  Kiewit shall reimburse Owner for all amounts expended by Owner to obtain such discharge, including all costs and attorney’s fees and expenses and Owner shall have the right to deduct such amounts from payments otherwise due to Kiewit which will be debts due and payable by Kiewit to Owner.

8.7                               Final Payment:  Kiewit shall invoice Owner for the final amount due to it under this Contract upon reaching Final Acceptance.  Payment of all of the Contract Sum remaining unpaid, and any and all other amounts owing to Kiewit under the Contract (less and except any amounts owed by Kiewit to Owner), shall be made within thirty (30) Days after Final Acceptance and receipt by Owner of a final invoice; provided, that such payment shall not become due until Kiewit submits to Owner an affidavit in form and substance reasonably satisfactory to Owner that all payrolls, undisputed amounts owed to Subcontractors, suppliers and materialmen and any other indebtedness which might be or give rise to a lien against the Plant or the Plant Site arising out of performance of the Work or any portion thereof have been paid.

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8.8                               Effect of Payment

No payment, final or otherwise or verification under this Article 8, shall constitute a waiver of claims by Owner or constitute or be deemed an acceptance, in whole or in part, of any portion of the Plant not in accordance with this Contract.

Upon receipt by Kiewit of payment in respect of the final Application for Payment pursuant to Section 8.7 (“Final Payment”), Kiewit releases Owner from any claim for payment for the Work.  For the avoidance of doubt, the sums paid to Kiewit in respect of its final Application for Payment pursuant to Section 8.7 shall constitute a valid and binding Final Payment for the purposes of this Section 8.8.

8.9                               Set-Off

Owner may deduct from moneys otherwise due to Kiewit:

(i)            any debt or other moneys due from Kiewit to Owner in relation to the Contract; and

(ii)           any claim to money which the Owner may have against the Kiewit whether for damages (including liquidated damages) or otherwise, under this Contract or otherwise at law relating to the Work.

9.             Rights of Owner and Kiewit to Suspend Work or Terminate

9.1                               Owner’s Right to Terminate For Cause:  Owner may terminate this Contract if Kiewit commits or is subject to (a) voluntary bankruptcy, liquidation, reorganization or insolvency; (b) involuntary bankruptcy liquidation, reorganization or insolvency; (c) false or materially misleading representation or warranty; (d) assignment or transfer without permission; (e) failure to maintain insurance coverage as required; (f) failure to comply with any applicable law or permit; (g) cessation or abandonment of the Services (unless due to an emergency and then only for the duration necessitated by the emergency or due to Owner’s failure to make payment as required); (h) failure to supply sufficient skilled workers or suitable materials and equipment; (i) failure to achieve Substantial Completion within one hundred eighty (180) Days of the Guaranteed Substantial Completion Date; (j) failure to perform or observe any other material provision of this Contract; or (k) termination or repudiation of the EPC Guaranty

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or voluntary or involuntary bankruptcy or insolvency of the guarantor under the EPC Guaranty; and, in the case of (c), (e), (f), (g), (h), or (j), Kiewit fails to cure such breach within thirty (30) Days (or such longer period (not to exceed one hundred eighty (180) Days) in the case of (e), (f), (h) or (j)) from written notice of such breach as may be commercially necessary.

Upon such termination Owner may take possession of the Work completed by Kiewit or delivered to the Plant Site and all materials and Equipment at the Plant Site acquired for incorporation into the Work and owned by Owner or Kiewit, take assignment of all purchase orders and subcontracts related to the Work and complete the Work by whatever reasonable method Owner may deem expedient.  Owner shall permit Kiewit access to the Plant Site after such termination as reasonably required by Kiewit to remove any equipment, trailers, supplies, goods and materials maintained by Kiewit in connection with the Work but not intended to be incorporated into the Plant, or owned or used by any of its Subcontractors under subcontracts not to be assigned to Owner.  In the event of termination for any of the reasons set forth above, Kiewit will be liable to Owner for any reasonable costs incurred by Owner to build the Plant as specified, in excess of the Contract Sum, up to a maximum of one hundred percent (100%) of the Contract Sum.  In case of such termination, the license granted under Section 2.4 above shall remain effective.

9.2                               Kiewit’s Right to Suspend Work:  If Owner does not pay Kiewit amounts that Owner has certified in writing for payment by the date such payment is due, then Kiewit may, upon fifteen (15) Days written notice to Owner, suspend the Work until payment of the amount owing has been received.  If Kiewit suspends the Work under this Section 9.2, then Kiewit shall be entitled to a change order in accordance with Article 6.

9.3                               Kiewit’s Right to Terminate:  Kiewit may terminate the Contract on fifteen (15) Days written notice to Owner if the Work is suspended, without fault on the part of Kiewit or, any of its Subcontractors, for more than one hundred eighty (180) consecutive Days.  In such event the termination shall be treated as if it were a termination for convenience by Owner, in accordance with Section 9.4, except that no Termination Fee shall be owed under Section 8.2 if such suspension

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which resulted in such termination included a suspension due to a Force Majeure Event.

9.4                               Termination for Convenience by Owner.  Owner shall have the right, in its sole discretion, to terminate this Contract for convenience by giving written notice to Kiewit, but in the event of such termination for convenience, Owner will not enter into a contract with another person or entity to construct the Plant.  Upon such notice Kiewit shall immediately stop work and take all necessary and prudent actions to protect and preserve the Work, and to minimize Owner’s costs in terminating the project at that stage of completion.  Upon such termination Owner shall pay Kiewit (a) all amounts then due to it under this Contract as of the date of termination, including all amounts completed but not yet invoiced, and including the portions, if any, of such amounts that would have been held as retainage in accordance with Section 8.3 (or shall release the letter of credit in lieu of retainage, or the Punch-list letter of credit as applicable),  (b) all unavoidable costs payable to Subcontractors, including, without limitation, fees for cancellation or breakage costs, and Kiewit’s costs of demobilization, and (c) a termination fee calculated as set forth in Section 8.2, but in no event shall the total of such amounts set forth in Paragraphs (a) - (c) above exceed the Contract Sum.  For this purpose, the amounts then due to Kiewit shall be deemed to be all amounts billed in accordance with Exhibit B up to the date of termination, plus the value of all goods delivered and services performed under this Contract and not billed as of the date of termination less any amounts which have been prepaid by Owner for said items.  In the event that the Parties cannot agree on the total amount due within thirty (30) Days of the date of Kiewit’s demand for payment hereunder and delivery by Kiewit to Owner of all backup documentation supporting the amounts claimed to be owed by Kiewit, either Party may initiate the Dispute Resolution process set forth in Article 18 below.

9.5                               Owner’s Right to Suspend.  Owner shall have the right, in its sole discretion to suspend work under this Contract for periods of time up to one hundred eighty (180) days individually and in the aggregate.  In such event, Kiewit shall be entitled to an equitable adjustment to the Contract Sum and to the Schedule in accordance with Article 6 herein, including, but not limited to, an adjustment for

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costs of escalation for labor and materials, unless such suspension is due to the failure of Kiewit or its Subcontractors to act in accordance with Good Industry Standards in the performance of their obligations under this Contract.

10.                               Safety and Security

10.1                        Premises:  Kiewit will keep the Plant Site clean and orderly and will insure that its Subcontractors do likewise.  At completion of the Work, Kiewit shall leave the Plant Site clean of all debris resulting from performance of the Work and in an orderly condition, to enable safe and reliable operation of the Plant in accordance with Applicable Laws.

10.2                        Security:  During construction and installation of the Work, Kiewit shall be solely responsible to protect the Work and all Equipment and materials to be used in connection with the Work and located on the Work site safe from injury, defacement, theft or damage and all equipment owned or leased by Kiewit or any of its Subcontractors, and all other equipment and goods of any kind located at the Plant Site for the purpose of performing the Work.  Kiewit shall hire guards and watchmen as reasonably necessary to watch the Plant Site and shall take other actions as appropriate to maintain the security of the Plant Site and prevent loss or damage to the Plant, the Equipment or the Plant Site.  Without limiting the foregoing provisions of this Section 10.2, Kiewit shall ensure that lay-down and staging operations, parking and warehousing, is adequately protected from theft, damage or mischief.

10.3                        Safety: Kiewit will insure all its labor and other authorized personnel comply with all appropriate safety and security regulations, procedures or standards of Kiewit and governmental authorities and in accordance with Owner’s safety standards set forth in Exhibit S attached hereto. Kiewit shall furnish and maintain all necessary safety equipment and training for its employees and shall maintain a safe work site at all times.

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11.          Project Execution

11.1                        Kiewit Representatives:  Kiewit will keep a competent Project Manager (“Kiewit’s Project Manager”) assigned to the Work at all times during its performance of the Work and shall immediately notify Owner of said appointment, provided that the appointment shall be subject to the reasonable approval of Owner.  Kiewit’s Project Manager shall represent Kiewit, and written communications given to Kiewit’s Project Manager shall be as binding as if given to Kiewit itself.  Kiewit shall have the Kiewit Project Manager on site, or available in person or by telephone within twenty four 24 hours, at all times during the performance of the Work.

11.2                        Owner Representative:  Owner will have at all times during the progress of the Work, a competent representative (“Owner’s Representative”) assigned to the Work.  Owner’s Representative shall represent Owner, and written communications given to Owner’s Representative shall be as binding as if given to Owner itself.  Owner shall have its Owner’s Representative on site, or available in person or by telephone within twenty four 24 hours, at all times during the performance of the Work.

11.3                        Project Reviews and Approvals:

11.3.1     Reviews:  Kiewit will, as appropriate, and additionally upon Owner’s request, issue a project progress schedule to Owner which shall include the schedule and status of construction and procurement activities and estimated time to complete the Work.  Kiewit shall participate in reviews of the progress of the Work at the Work site at Owner’s request as set forth in Exhibit A, and if no provision for progress reviews is made in such exhibit, at Owner’s request up to once each month.  Owner may review and comment on any plan, drawing or specification that Kiewit delivers to Owner.  No review or comment made by Owner shall result in Owner’s being deemed to have assumed any responsibility for any of the Work.  Kiewit shall attempt to incorporate Owner’s comments where it can do so without materially increasing Kiewit’s cost, the time required for performance, or any of its other obligations, but Kiewit shall have no obligation to suspend work to allow time for review and comment except as

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provided in the Schedule, or to incorporate any of Owner’s comments except as required in order to comply with Kiewit’s obligations under the Contract, or as agreed under Article 6 above.

11.3.2     Approval Process:  If Exhibit A or the Schedule provides for approval by Owner of any document, then, Owner shall be deemed to have given its approval unless it delivers written notice of its disapproval, and the specific reasons for its disapproval within the time allowed according to the Exhibit or Schedule, or in the absence of statement of the time allowed, within five (5) business days of receipt of the document or written request for approval; In the event that the reason for disapproval by the reviewing Party results from failure of the other Party (“submitting Party”) to fulfill any of its obligations under this Contract, then the submitting Party shall correct the work or document requiring correction and resubmit it for review.  The reviewing Party shall have the longer of three (3) Business Days, or one-half the time allowed according to the applicable Exhibit or Schedule if such time is prescribed, for the initial review to approve or disapprove the resubmitted work or document, and it shall be deemed to have given its approval unless it delivers written notice of its disapproval, and the specific reasons for its disapproval, within that time. The review and resubmittal process shall continue in like manner until the submitted Work is approved.  In the event that any disapproval results from a cause other than failure of the submitting Party to fulfill any of its obligations under this Contract, the Guaranteed Substantial Completion Date and other relevant milestones shall automatically be extended as provided at Section 5.1 above.

11.4                        Notice of Subcontractor Selection:  Kiewit shall, as soon as practicable after award of the Contract, furnish in writing to Owner the names of persons or entities (including those who are proposed to furnish materials or Equipment fabricated to a special design) proposed for major portions of the Work (over $500,000).  If such person or entity is not listed on the pre-approved list of major Subcontractors provided as Exhibit T hereto, Owner may reasonably reject any such proposed person or entity, provided that Owner must reject any such proposed Subcontractor within five (5) Business Days after receipt by Owner of such proposal by Kiewit, or else such proposed Subcontractor shall be deemed acceptable to Owner.  Subject to the preceding sentence, Owner acknowledges

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(i) that Kiewit, particularly on large or fast-track projects, may not make final selection of some Subcontractors until later in the project, and (ii) that Kiewit has the right to select Subcontractors as long as such selection would not result in failure by Kiewit to satisfy the requirements of this Contract.  The subcontracting of any portion of the Work, as described in Exhibit A, shall not relieve Kiewit of responsibility for performance of the Work as provided therein.  Subject to the foregoing, Kiewit shall have the right to subcontract such portions of the Work (but not all of the Work) as it shall determine to be necessary to others which, in turn, shall have the right to subcontract such portions of the Work assigned to them, if any, as they shall deem necessary.

Kiewit acknowledges and agrees that:

(a)                                  the provisions of this Section 11.4 shall not operate to limit or relieve in any way any obligation of Kiewit to Owner under this Contract, including obligations with respect to the conduct and completion of the Work in strict accordance with the terms of this Contract; and

(b)                                 it will be liable to Owner for all acts, omissions and defaults of the Subcontractors (and those of the employees and agents of the Subcontractors) relating to, or in any way connected with, the Work, to the same extent as if they were the acts, omissions and defaults of Kiewit.

11.5                        No Privity Between Subcontractors and Owner:  Nothing herein shall establish any contractual relationship or privity between Owner and any Subcontractor.

11.6                        Relations with Subcontractors

All Work performed by any Subcontractor will be accomplished pursuant to an appropriate agreement which shall provide for a novation or assignment as set forth in Section 12.1.

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11.7                        Payments to Subcontractors

Owner shall have no obligation to pay, or to cause the payment of, any moneys to any Subcontractor or any other person acting through, under or on behalf of Kiewit.

12.          Warranty

12.1                        Warranty:  Kiewit warrants to Owner that the Plant will be free from defects in design, material, and workmanship until twelve (12) months from Substantial Completion.   If any defect covered by the above warranties is discovered within the warranty period, Kiewit shall, subject to the provisions set forth below, repair or replace the defective design, workmanship, material or Equipment, and such repair or replacement (including any ancillary or open “in and out” work required to effectuate such repair or replacement) shall be the sole and exclusive remedy for any warranty claims.  Kiewit shall in no case have any liability, under this warranty or otherwise, for any defect or deterioration which results from failure of Owner to operate the Plant in accordance with applicable manuals and specifications, or from ordinary wear and tear, or should Owner operate the Plant negligently.  Work repaired under warranty shall be re-warrantied for an additional twelve (12) months, provided that all warranties shall expire twenty four (24) months from Substantial Completion, provided any rework under the warranty is not defective.  At the end of the warranty period Kiewit shall, for the protection of Owner, assign to Owner all warranties and guarantees supplied by all major Subcontractors (over $500,000) from who it procured goods or services incorporated into the Work and for any other Subcontractors who have provided extended warranties.

12.2                        General:  Kiewit warrants that the Work provided by it hereunder will be performed with skill and care and shall be of first quality, new, and in accordance with prudent industry practices.

12.3                        No Other Warranties:  Kiewit’s sole warranties to Owner under this Contract are the warranties set forth in this Article 12 and in Section 15.2.  OWNER HEREBY ACKNOWLEDGES AND AGREES THAT KIEWIT MAKES NO OTHER WARRANTY UNDER OR BY VIRTUE OF THIS CONTRACT, WHETHER EXPRESS OR IMPLIED (INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY), WHETHER RELATED TO GOODS OR SERVICES,

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AND THAT KIEWIT MAKES NO WARRANTY OF ANY KIND TO ANYONE OTHER THAN TO OWNER.

12.4                        Notice of Warranty Claim:  Owner shall notify Kiewit of any defect covered by the warranty set forth in Article 12 within thirty (30) Days after discovering such defect, (but failure to so notify within said thirty (30) Days shall not constitute a waiver of any warranty claim except to the extent Kiewit is prejudiced by any delay in notification beyond any such 30 day period and then only to the extent of such prejudice), and in no case later than five (5) Days after expiration of the applicable warranty period.  ANY CLAIM FOR BREACH OF WARRANTY NOT MADE IN WRITING WITHIN THE TIME PRESCRIBED IN THIS ARTICLE 12 SHALL BE DEEMED WAIVED.

12.5                        Access During Warranty:  Owner shall provide Kiewit with reasonable access to the Plant for warranty work, and the Parties shall coordinate any warranty work requiring an outage.

13.          Transfer of Title and Risk of Loss:  Title to the Equipment or any part thereof and all materials and components used, or to be used in the Plant, shall pass to Owner upon delivery to the Plant Site.  Care, custody and control of, and risk of loss to, the Work, or any part, including the Equipment shall be with Kiewit until Substantial Completion and shall pass to Owner upon Substantial Completion.  Kiewit will be held responsible for any damage (i) to the completed Work occurring after Substantial Completion or (ii) to the Owner’s existing structures, materials, or equipment adjacent to or on the Plant Site, in the case of (i) and (ii) to the extent arising from the negligence or willful misconduct of Kiewit, Kiewit’s agents or employees, Subcontractors or Subcontractors’ agents or employees, and shall repair or replace any such damaged Work, structures, materials, or equipment at no additional cost to Owner.  Where such loss or damage is the result of the joint negligence of Kiewit or Kiewit’s agents, employees, Subcontractors or Subcontractors’ agents or employees, with any other party or third party including Owner, Owner’s other contractors, agents or employees, lenders, and third parties,  Kiewit shall repair or replace such damaged Work, structures, materials or equipment, at no additional cost to Owner; provided, however, such repair or replacement obligation of Kiewit shall not limit Kiewit’s right to obtain contribution or indemnity from other persons or entities (including, without limitation, Owner, its agents and employees) who were also jointly negligent.

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Upon Substantial Completion, Kiewit’s responsibility to compensate Owner under this Article shall be limited to $500,000 per occurrence and Owner shall release and hold Kiewit harmless from liability to Owner for any loss or damage exceeding such amount.  Owner will cause its insurers to issue a waiver of subrogation in favor of Kiewit and its Subcontractors of any tier consistent with the rights and obligations of this Article.

14.          Insurance

14.1                        Kiewit shall not commence Work at or near the Plant Site under this Contract until it has obtained all insurance required under Section 14.2 with insurance companies reasonably acceptable to Owner, and provided a certificate of insurance to Owner evidencing that such insurance is in force.

14.2                        Kiewit Insurance Requirements:  Kiewit shall provide and maintain the following insurance coverage for provision of the Work on the Plant Site.  Kiewit shall also require each of its Subcontractors furnishing labor at the Plant Site to provide insurance, prior to entering the Plant Site, similar in coverage to those required of Kiewit hereunder (i.e. items (a) through (g)) (in accordance with Kiewit’s usual practice).

(a)           Commercial General Liability Insurance

Kiewit shall maintain commercial general liability insurance, including coverage for premises liability, operations liability at the Plant Site and away from the Plant Site, products liability and completed operations liability, contractual liability, and liability for independent contractors.  Such insurance shall include coverage for property damage and resulting loss of use, bodily injury and death, personal injury, and property damage arising from explosion, collapse and underground (XCU) hazards.  Limits of insurance shall be not less than $5,000,000 each occurrence and $10,000,000 annual aggregate.  Coverage shall be written on an occurrence basis.  The products liability and completed operations liability coverage shall be maintained for a period of at least two (2) years after Substantial Completion.

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(b)           Commercial Automobile Liability Insurance

Kiewit shall maintain commercial automobile liability insurance for any Kiewit owned, hired, rented or borrowed vehicles or any other vehicle used in connection with Kiewit’s business (so-called non-owned autos) with a combined single limit of not less than $5,000,000 each accident.

(c)           Workers’ Compensation & Employer’s Liability Insurance

Kiewit shall maintain workers’ compensation insurance in accordance with the laws of the state of Nebraska or where such compensation is otherwise payable.  Workers’ compensation insurance shall afford statutory limits of insurance.  Kiewit shall also maintain employer’s liability insurance with limits of not less than $2,000,000 each accident and $2,000,000 each employee for injury by disease.

(d)           Professional Liability Insurance

Kiewit, or its design Subcontractor, shall maintain professional liability insurance with limits of not less than $5,000,000 each claim/aggregate solely pertaining to the Work.  Coverage shall be maintained for a period of at least two (2) years after Substantial Completion.

(e)           Personal Property, Tools and Equipment

Kiewit shall be responsible for insuring or self-insuring all of its own personal property including temporary, portable office and work buildings , tools and equipment.

(f)            General Requirements

Except with respect to workers’ compensation, limits of insurance, described above, may be satisfied through the purchase of a combination of primary and umbrella or excess liability insurance.  In such case, adequacy of limits of insurance shall be evaluated collectively.

Deductibles, if any, contained in any insurance described above, shall be the sole responsibility of Kiewit, and the insolvency of, or failure to pay, such deductible amounts by Kiewit shall not be joint with respect to the interests of the Owner.

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Owner shall be named as an additional insured with respect to the performance of Kiewit and Kiewit’s Subcontractors ongoing operations for Owner under Kiewit’s commercial general liability insurance and commercial automobile liability insurance required under Sections 14.2 (a) and 14.2 (b) above.  Kiewit hereby waives its right of subrogation against Owner, its directors, officers, agents and employees and shall cause its insurers to acknowledge such waiver in favor of Owner in the certificate of insurance deliverable to Owner on all insurance required to be maintained by Kiewit relating to the Work.  All insurance required under this Section shall be primary (pay first) with respect to any other insurance which may be available to Owner.

(g)           All insurance policies shall require the insurer to provide thirty (30) Days advance notice to Owner of any cancellation in coverage, except for non-payment of premium that shall require ten (10) Days advance notice to Owner.  If Kiewit receives notice of or learns of non-renewal of any insurance coverages required to be maintained by Kiewit hereunder, Kiewit shall provide written notice thereof to Owner within two (2) Business Days after receipt of said notice or learning of same.

14.3                        Owner Insurance Requirements.  Owner shall provide and maintain the following insurance coverage for provision of the Work on the Plant Site.

(a)           Commercial Automobile Liability Insurance

Owner shall maintain commercial automobile liability insurance for any Owner owned, hired, rented or borrowed vehicles or any other vehicle used in connection with Owner’s business (so-called non-owned autos) with a combined single limit of not less than $5,000,000 each accident.

(b)           Workers’ Compensation & Employer’s Liability Insurance

Owner shall maintain workers’ compensation insurance in accordance with the laws of the state of Nebraska or where such compensation is otherwise payable.  Workers compensation insurance shall afford statutory limits of insurance.  Owner shall also maintain employer’s liability insurance with limits of not less than $2,000,000 each accident and $2,000,000 each employee for injury by disease.

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(c)           Builders Risk Insurance

Owner shall maintain “All Risk” Builders Risk Insurance, with limits of insurance up to the Contract Sum amount and including appropriate sub-limits not less than the value of any property intended for incorporation into the Work in off-Site storage, in inland transit, and including  earthquake, flood, hot testing and windstorm perils covering Kiewit, Kiewit Subcontractors of any tier and Owner as their interest may appear in the property intended for incorporation in the Work situated at the Plant Site and while in the course of construction, erection, fabrication or repair until the achievement of Substantial Completion.  Owner may, at its option, purchase Delay-in-Startup coverage in connection with the project for the sole benefit of the Owner.  Owner’s Delay-in-Startup coverage shall be primary to any delay damages that Kiewit or its Subcontractors of any tier may owe on the same basis.

Kiewit and its Subcontractors of any tier shall be included as an additional named insured with a full and complete waiver of subrogation under Owner’s Builders Risk Insurance.

(d)           General Requirements

Except with respect to workers’ compensation and builders risk insurance, limits of insurance, described above, may be satisfied through the purchase of a combination of primary and umbrella or excess liability insurance.  In such case, adequacy of limits of insurance shall be evaluated collectively.

Deductibles, if any, contained in any insurance described above, shall be the sole responsibility of Owner and the insolvency of, or failure to pay, such deductible amounts by Owner shall not be joint with respect to the interests of Kiewit or Kiewit Subcontractors.

All insurance required under this Section shall be primary (pay first) with respect to any other insurance which may be available to Kiewit.

15.          Indemnity

15.1                        Indemnity by Kiewit for Personal Injury and Property Damage:  Kiewit shall defend, indemnify and hold harmless Owner, its affiliates and its lenders, and

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each of their respective directors, officers, agents and employees from and against all claims made by a third party for any damages, losses and expenses, including, but not limited to attorney’s fees, arising out of or resulting from Kiewit’s performance of the Work (either by itself or through any Subcontractor), to the extent of Kiewit’s negligence (or that of its Subcontractors at any tier), provided that any such damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Plant, Equipment or the Work itself).  Kiewit indemnifies the Owner (and the owner of the Plant Site, if the Plant Site is leased by Owner) against any claims, liability, damages, penalties, losses, costs and expenses, including, but not limited to attorneys fees, arising out of Kiewit’s breach of its obligation under Section 8.6.

15.2                        Indemnity by Kiewit for Intellectual Property:  Kiewit hereby warrants that (i) the Plant, and the use thereof, when operated in accordance with Kiewit’s operating instructions, and (ii) the Delta-T Technology and all rights granted to Owner under the License Agreement, will not infringe upon any United States patent, trade secret or other intellectual property right.  Kiewit further agrees, upon receipt of notification from Owner of a lawsuit or claim against Owner for such an infringement, to promptly defend and indemnify Owner against such lawsuit or claim at Kiewit’s own cost.  Kiewit further agrees, to indemnify Owner against any royalties, damages, orders, attorney fees and court costs, awarded by a final, non-appealable judgment resulting from a finding of an infringement covered by this indemnity, or the settlement of a claim required to be indemnified under this Section 15.2.

15.3                        Indemnity Obligations:  The indemnities set forth in Sections 15.1 and 15.2 above all shall not apply to any design, process or product of a particular manufacturer or manufacturers, which is specified by Owner and identified on Exhibit U.  Owner shall promptly provide notice to Kiewit of any claim or lawsuit for which Owner claims indemnity within time sufficient for Kiewit to contest such claim and in the event it fails to do so, Kiewit’s indemnity obligation shall be reduced only to the extent it is prejudiced thereby.  Owner shall cooperate fully and promptly with Kiewit in any defense of such claim or lawsuit.  Owner agrees

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that Kiewit shall have full authority and defense of such lawsuit or claim and to settle such lawsuit or claim, provided that Owner is released from any liability and Kiewit pays to Owner the cost, if any, (i) incurred by Owner in connection with such lawsuit or claim (including without limitation reasonable attorneys fees), and (ii) of any change in operations of the Plant resulting from such settlement.

15.4                        Indemnity by Owner - Existence of Hazardous Substances:  Owner shall defend, indemnify and hold harmless Kiewit and its agents and employees from and against all damages, losses and expenses, including but not limited to attorney’s fees, and arising or resulting from a claim, order, requirement or charge made or brought by a third party or by the federal, state or local government, or any department, agency or subdivision thereof, arising out of or relating to the existence of any Hazardous Substance located on or under the Plant Site and not (i) brought to the Plant Site by Kiewit or its Subcontractors or (ii) resulting from the negligent exacerbation of a known environmental condition by Kiewit or its Subcontractors. This indemnification is valid only if (a) Kiewit gives notice of any claim or lawsuit for which it claims indemnity within time sufficient for Owner to contest such claim, (b) Kiewit cooperates fully and promptly with Owner in the defense thereof, and (c) Owner has full authority in defense of such lawsuit or claim and to settle such claim, provided that such settlement requires payment of monetary damages only and that Owner can, and does, pay the full cost of any such settlement.

16.          Consequential Damages and Limitation of Liability:

16.1                        In no case shall Kiewit (or Kiewit’s subcontractors or vendors) or Owner have any liability to the other arising out of or relating to any performance, delay in performance, or breach of this Contract for any indirect, incidental, reliance, punitive, exemplary, or other consequential damages of any kind (including, without limitation, lost profits, increase in costs of goods or services resulting from delay, cost of capital or losses due to business interruption) whether based in contract, tort or by operation of law, whether or not Kiewit or Owner had knowledge of the damages that might result, except to the extent of either Party’s obligations to indemnify for third party claims properly characterized as

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consequential in nature.  Furthermore, Kiewit’s cumulative liability for any and all losses, claims, or damages of any kind under this Contract, including without limitation liquidated damages payable under Article 5 or Article 7, shall in no event exceed *** of the Contract Sum, which limitation shall be reduced to *** of the Contract Sum upon the achievement of the Threshold; provided, however, that the foregoing limitations of liability to *** of the Contract Sum upon the achievement of the Threshold shall not apply to liability for (i) breach of Kiewit’s obligations to clear liens in accordance with Section 8.6, (ii) fraud or willful misconduct by Kiewit or its Subcontractors (iii) Kiewit’s indemnities pursuant to Article 15, (iv) any right to insurance proceeds Owner may have as a result of its status as “additional insured” on any policy of insurance supplied by Kiewit pursuant to this Contract, or (v) Kiewit’s warranty obligations under Article 12; provided however, that in any event the aggregate limitation of liability of *** of the Contract Sum shall apply.  Notwithstanding any provision herein to the contrary, Kiewit’s liability under this Contract as to costs associated with any defects in Delta-T scope of work under Kiewit’s subcontract with Delta-T (i) which result in the failure to achieve Substantial Completion shall be limited to *** and (ii) after achieving Substantial Completion, which result in the failure to achieve the Threshold shall be limited to the License Fee plus any proceeds from the insurance coverage under Section 14.2(d) resulting from a claim(s) by Owner, and (iii) after achieving the Threshold, which results in the failure to achieve the Performance Guarantees shall be limited to the lesser of the License Fee or the liquidated damages described in Section 7.8 which would apply for failure to achieve the Performance Guarantees, plus any proceeds from the insurance coverage under Section 14.2(d) resulting from a claim(s) by Owner, minus any amounts incurred by Kiewit under item (ii) of this sentence; provided, however, in the event of Delta-T’s bankruptcy or insolvency which results in Delta-T not paying to Kiewit amounts equal to the amount of Kiewit’s liability to Owner under this sentence up to the applicable limitations on liability set forth above in this sentence then in lieu of such applicable limitations on liability, Kiewit’s liability shall be limited to the sum of (x) any amounts paid by Delta-T to Kiewit with respect to such liability of Kiewit to Owner under this sentence, (y) any amounts not yet paid by Kiewit to Delta-T under Kiewit’s subcontract with Delta-T

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(including without limitation any retainages) and (z) any proceeds from the insurance coverage under Section 14.2(d); but only if the sum of (x), (y) and (z) is lower than the otherwise applicable limitation on liability set forth above in this sentence.  For the avoidance of doubt, the limitations of the preceding sentence shall not in any way limit the insurance carrier’s obligations under such insurance coverage under Section 14.2(d) with respect to any such claim by Owner.  In addition, Kiewit shall be obligated to use its best reasonable efforts to maximize payments under such coverage with respect to any such claim(s) by Owner and Kiewit shall be obligated to use its best reasonable efforts to maximize any recoveries from Delta-T and/or its bankruptcy estate in the event of Delta-T’s insolvency or bankruptcy.

16.2                        Maximum Liquidated Damages Amounts:

(a)           Notwithstanding any other provisions in this Contract to the contrary, in no event shall Kiewit’s aggregate liability for the liquidated damages described in Section 5.1 associated with a delay in Substantial Completion exceed *** of the Contract Sum, except for delays attributable to equipment which is the subject of the AWA for which such liquidated damages shall not exceed *** of the Contract Sum, and except for delays for which Kiewit pays Reduced LDs (as defined in Section 5.1) for which such liquidated damages shall not exceed ***.

(b)           In no event shall Kiewit’s liability for liquidated damages described in Section 7.8 associated with failure to achieve the Anhydrous Fuel Ethanol Production Guarantee, Anhydrous Fuel Ethanol Yield Guarantee, and the Natural Gas Consumption Guarantee due to Delta-T’s design of the Plant exceed, individually and in the aggregate, ***, less any amounts incurred by Kiewit under items (ii) and (iii) of the third to last sentence (i.e. beginning with “Notwithstanding any provision. . .”) of Section 16.1 above (excluding any proceeds from the insurance coverage under Section 14.2(d)).

(c)           Notwithstanding any other provision in this Contract to the contrary, in no event shall Kiewit’s aggregate liability for liquidated damages described in Section 5.1 and Section 7.8 exceed *** of the Contract Sum.

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17.          Intentionally Deleted

18.          Dispute Resolution

18.1                        Executive Conference or Mediation:  In the event of any controversy or claim arising out of or related to this Contract, or the interpretation, termination or breach hereof, the Parties shall, upon the written request of either of them, attempt to resolve the matter by agreement of the representatives of the Parties (collectively “Representatives”).  Such representatives shall be at least one management level above the individuals who have had direct responsibility for performance of the Contract, or the highest level of management of any Party whose highest level of management has had direct responsibility for such performance.  Such Representatives shall meet in person or by telephone or teleconference at least once, and shall attempt to resolve any matter raised by either of them by the written notice requesting such resolution within a period of thirty (30) Days from such written request.  In the event that the Parties are unable to resolve the dispute by agreement of such Representatives within such thirty (30) Day period, then at the written request of either Party, the Parties shall submit the matter to mediation under the then current rules of mediation and conciliation of the American Arbitration Association.  The Parties shall attempt to resolve any matter submitted to mediation under this Section 18.1 within thirty (30) Days after the date of delivery of the written request for mediation.  However, neither Party shall have any obligation to resolve the matter in dispute at such mediation during this thirty (30) Day period.

18.2                        Arbitration:  Any controversy or claim arising out of or related to this Contract, or the interpretation, termination or breach hereof, which cannot be resolved by mutual agreement of the Parties or by mediation within the time periods provided at Section 18.1 above, shall be submitted to binding arbitration in accordance with the applicable rules of the Construction Industry Rules of the American Arbitration Association.  The place of arbitration shall be Des Moines, Iowa.  Judgment upon any award rendered in arbitration under this Contract may be entered and enforced in any court of competent jurisdiction.  Arbitration shall be commenced by mailing or delivering a written demand for arbitration by either party upon the other.

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(a)                                  Within thirty (30) days of a written demand for arbitration, each party shall appoint an arbitrator and give written notice to the other party of such appointment.

(b)                                 The two (2) arbitrators so appointed shall, within fourteen (14) days, appoint a third arbitrator who shall serve as the chairman of the arbitral tribunal.

(c)                                  If either party fails to appoint an arbitrator within thirty (30) days of notice of a demand for arbitration or if the two (2) arbitrators appointed fail to agree on a third arbitrator within fourteen (14) days following appointment of the second arbitrator, the unappointed arbitrator shall be appointed as prescribed by the then current Construction Industry Arbitration Rules of the American Arbitration Association for the appointment of a sole arbitrator.

(d)                                  If an arbitrator fails or is unable to act, his successor will be appointed in the same manner as the arbitrator he succeeds.

(e)                                  Unless otherwise agreed by the parties, the rules and procedures that will be followed in the arbitration will be the then current Construction Industry Arbitration Rules of the American Arbitration Association.  The American Arbitration Association shall administer the dispute.

18.3                        Attorney’s Fees and Costs:  All costs, expenses and attorney’s fees resulting from the litigation or arbitration of any claim under this Contract shall be paid by the losing Party to the prevailing Party.

19.          Force Majeure Event

A “Force Majeure Event” is any act or event that prevents the affected party from performing its obligations (other than the payment of money) or complying with any conditions under this Contract if such act or event is beyond the reasonable control of, and not the fault of, the affected party and such party has been unable by the exercise of due diligence to overcome or mitigate the effects of such act or event.  Force Majeure Events include but are not limited to acts of war, sabotage, hurricane, tornado, flood,

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unusually severe weather conditions, lightning, earthquake, fire, explosion, civil disturbance, act of God or the public enemy, any unreasonable delay or failure to act of any court or government authority (acting in its governmental capacity and not as a provider of utility services) with respect to a requested action necessary for performance of the Services (provided that such requested action is legal, customary and within such authority’s jurisdiction and application therefor was made in a proper and timely manner and was diligently pursued), strikes or other labor disputes of a regional or national character, or transportation accidents (including, but not limited to vessels at sea) involving long lead items of Equipment.  Force Majeure Events do not include on-site strikes, on-site work stoppages and on-site labor disputes or unrest involving employees of Kiewit or its Subcontractors, breakdown or late delivery ex works by Subcontractors of Equipment or materials (except to the extent caused by a Force Majeure Event), shortages or price fluctuations with respect to Equipment, materials or other components of the Services, and economic hardship.

20.          General Provisions

20.1                        Assignment:  Neither Kiewit nor Owner shall assign or transfer its duties or obligations hereunder without the prior written consent of the other, which consent shall not be unreasonably withheld, except that Owner may assign this Contract to its lenders to the extent necessary to support obligations inherent in the project financing structure.  This Contract shall be binding upon and shall inure to the benefit of the Parties and the successors and permitted assigns of Owner and Kiewit.

20.2                        Entire Contract; Waiver; Amendment:  These General Conditions and the attached Exhibits constitute the full and complete contract between the Parties hereto with respect to the subject matter hereof.  There are no statements, agreements, understandings, representations or trade customs of any kind, express or implied, concerning the subject matter which are not merged herein or superseded hereby.  A waiver of any of the terms of this Contract shall not bind either Party unless signed by one of its duly authorized Representatives.  Waiver by either Party of any default by the other Party hereunder shall not be deemed a waiver by such Party of any default by the other which may occur thereafter.

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This Contract may only be modified or amended by an agreement in writing executed by both Parties hereto.

20.3                        Governing Law:  The validity, performance, construction and effect of this Contract shall be governed by the laws of the state of State of Nebraska, except with regard to its choice of law rules.

20.4                        Notices:  All notices provided for herein will be considered as properly given if in writing and (i) delivered personally,  (ii) sent by certified or registered mail, postage prepaid, return receipt requested, (iii) sent by recognized overnight delivery service company or (iv) sent by facsimile followed by a hard copy sent via certified or registered mail or by overnight delivery as set forth above addressed to::

If to Kiewit, to:	7906 North Sam Houston Parkway, Suite 300
Houston, TX 77064 USA
Attn: Mike Casey, Sr. VP
Facsimile: 281-517-8906

If to Owner, to:	1300 South 2nd Street
Pekin, IL 61554
Attn: Jeff Moery, Vice President
Facsimile: (309) 478-1526

Notices shall be deemed effective upon actual receipt, or in the case of posting in the U. S. mail, on the fourth Day after mailing.

20.5                        Survival:  Articles 15, 16, 18, 19, and 20 shall survive termination of this Contract.

20.6                        Third Parties:  The Parties agree that this Contract is not intended by either Party to give any benefits, rights, privileges, actions or remedies to any person, partnership, firm or corporation (other than a Party or its permitted assignee) as a third party beneficiary under any theory of law, except to the extent such benefits, rights, privileges, actions or remedies are specifically attributed to Delta-T.

20.7                        Equal Bargain and Representation:  The Parties have participated jointly in the negotiations and drafting of this Contract.  In the event that an ambiguity or question of intent or interpretation arises, this Contract shall be construed as if

50

drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Contract.  Each of the Parties acknowledges that it has been represented by legal counsel of its own choice throughout all negotiations, preparation, review and execution of this Contract, and that each Party has executed this Contract voluntarily and with the consent and on the advice of any such legal counsel.  In entering into this Contract, each Party has undertaken such factual inquiry as it has deemed necessary and has relied solely on that inquiry and not on statements or representations of the other Party except as expressly set forth in this Contract.

20.8                        Time Bar to Claims:  All claims by Owner against Kiewit arising out of or in any way connected with this Contract or the services to be performed hereunder, or by Owner against Delta-T arising out of or relating to this Contract or the services to be performed hereunder, shall be barred and under no circumstances shall any such claim be asserted by Owner unless asserted in writing to Kiewit within four (4) years after the date of achieving the Threshold, unless this Contract shall be terminated earlier, as provided herein, in which case the date of termination of this Contract shall be the date on which such period shall commence; provided, however, notwithstanding the foregoing, if any claim is asserted by a third party against Owner for which Owner would have a claim against Kiewit or Delta-T, including, but not limited to, matters covered by Section 15.2 of this Contract, the foregoing four (4) year limitation period shall not apply and instead a ten (10) year limitation period shall apply.

20.9                        Representations:  Each Party represents and warrants to the other as of the date hereof that:

(a)           Organization, Qualification and Good Standing.  Such Party (a) is duly organized, validly existing, and in good standing under the laws of its state of organization, (b) is duly qualified to transact business and is in good standing under the laws of each jurisdiction where the conduct of its business requires it to so qualify, and (c) has all the requisite company power and authority to own or

51

hold under lease its property and assets, and to transact the business in which it is engaged.

(b)           Authority. This Contract has been duly executed and delivered by such Party.  Such Party has the full power and authority to enter into this Contract, to make the representations, warranties, covenants and agreements made herein and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Contract and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite company action on the part of such Party.

(c)           Legally Binding.  This Contract and each of the documents described herein to be executed by such Party constitute legal, valid and binding obligations of such Party, enforceable against such Party in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, or other similar laws affecting the enforceability of creditors’ rights in general, and to moratorium laws from time to time in effect.

(d)           No Violation or Breach Resulting from this Transaction.  Neither the execution or delivery of this Contract by such Party nor the consummation by such Party of the transactions contemplated hereby:

(i)            shall constitute a violation or breach by such Party of any judgment, order, writ, injunction or decrees issued against or imposed upon such Party; or

(ii)           shall result in the violation by such Party of any applicable law, order, rule or regulation or decree of any governmental or quasi-governmental authority.

20.10                 Kiewit’s Representations:  Kiewit represents to Owner as follows:

(i)            Upon Substantial Completion and at all relevant times thereafter, the Plant  will be fit for its intended purposes;

52

(ii)           Kiewit shall perform its construction, installation, commissioning and testing services hereunder in a good and workmanlike manner and otherwise in accordance with Good Industry Standards;

(iii)          The Plant will, at all times through Final Acceptance, comply with all Applicable Laws, the applicable requirements of this Contract and Good Industry Standards;

(iv)          All Work Materials procured or furnished by Kiewit hereunder shall be new or unused (unless otherwise agreed by Owner in writing), of good quality and in accordance with Good Industry Standards and the specifications set forth in this Contract and the Schedules.

(v)           When operated at the nameplate capacity in accordance with Delta-T operating procedures, the Plant will not produce a process contact discharge effluent stream.  All effluent generated by the process units, over and above what is directly recycled to the process, will be capable of being directed to the waste water collection tank described in Exhibit A, which will be capable of receiving and holding all such effluent. This tank will be capable of being utilized as a temporary storage location and will be capable of allowing any off specification contents to be buffered prior to being reintroduced into the process.  Material from the waste water collection tank will be capable of being recycled into the process at an appropriate flow rate.

20.11                 Time:  Time is of the essence in the performance of all obligations of this Contract; provided however, that the only guarantees, liabilities and liquidated damages that will apply with respect to this obligation are those specifically stated in this Contract.

20.12                 Counterparts:  This Contract may be executed by Kiewit and Owner in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument.  Execution can be evidenced by fax signatures with original signature pages to follow in due course.

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Witness Whereof, the Parties hereto have executed this Contract on the 31 day of May, 2007.

kiewit energy company		aventine renewable energy - Aurora West, llc

By:	/s/ Bradley J. Kaufman	By:	/s/ Daniel R. Trunfio, Jr.
Printed Name: Brad Kaufman		Printed Name: Dan Trunfio
Title: President		Title: Chief Operating Officer
Date:	5/31/07	Date:	5/31/07

54

EPC Fixed Price Contract

Exhibit A Scope of Work

Aurora Ethanol

EXHIBIT A
SCOPE OF WORK

AND

TECHNICAL SPECIFICATIONS
FOR
AURORA, NEBRASKA

A.1          SCOPE OF WORK

A.2          KIEWIT TECHNICAL SPECIFICATIONS

A.1  SCOPE OF WORK

1.0                                                       PROJECT DESCRIPTION

Kiewit shall provide to the Owner the full complement of design and engineering, procurement, construction, start-up, and performance testing for the Plant named Aurora West in Aurora, Nebraska as is more fully defined herein. A general project description is provided in Section 2.0 of this Exhibit A.1.

The Plant shall be furnished in accordance with this Contract, including without limitation, this Exhibit A.1, “Scope of Work”; Exhibit A.2, “Design, Engineering and Codes”; and the other Exhibits that form this Contract. The Plant shall be consistent with ethanol industry standards for design, equipment selection and construction.  Where conflicts exist between Exhibits A.1 and A.2, Exhibit A.1 shall govern.  In the event of a conflict between Exhibit A and the Contract Drawings (Contract Drawings attached at the end of these Exhibits A.1 and A.2), information shown on the drawings shall govern except that Exhibits A.1 and A.2 shall govern over Delta-T P&IDs that are part of the Contract Drawings.  Technical specifications shall be provided to the Owner, and shall contain additional details for the scope of work. In the event of a conflict between Exhibits A.1, A.2, and Delta T provided standard specifications, Exhibits A.1 and A.2 shall govern except in the instance where Exhibits A.1 or A.2 have conflicted with Delta T specifications in such a manner that will prevent the plant from achieving project Performance Guarantees.  Delta-T provided data sheets for Kiewit procured equipment are provided at the end of this exhibit as an attachment titled, “Delta-T Datasheets”.  The following shall be submitted by Kiewit to Owner for comment:

1.                                       Buildings Plans;

2.                                       General Arrangement Drawings;

3.                                       One Line Electrical Diagrams;

4.                                       P & ID drawings;

5.                                       Final Equipment specifications and shop drawings.

Comments will be returned to Kiewit within 7 business days.  If comments are not received within the 7 business days, Kiewit shall proceed and assume Owner has no comments.

Owner will be part of periodic 3D model reviews of Kiewit’s design to discuss equipment layout and access.

2.0                                                       SCOPE OF WORK

2.1                                                         Work By Kiewit

Major components and systems of the Plant are listed below:

A.	Grain receiving equipment ***. Final sizing criteria to be agreed upon with Owner.

B.	*** inbound and *** outbound truck scale and *** grain sampling system for incoming trucks. ***

C.	Conveying equipment for transport of corn from bulk storage silos to milling surge bin

D.	*** hammer mills including surge bin, rotary feeder, discharge plenum, and conveyor to slurry mix tank

E.	*** slurry mix tank *** forwarding pump

F.	*** liquefaction tanks including agitators and pumps

G.	Beer cook heat exchangers and booster pump

H.	Mash cooler ***

I.	*** yeast mix tank, agitator, and pump

J.	*** yeast propagation tank ***.

K.	Yeast propagation cooler

L.	*** fermentation tanks ***

M.	*** CO2 gas scrubber and pump

N.	*** vent gas scrubber and pump

O.	*** beer well tank including agitator and pump

P.	*** process condensate tank and pump

Q.	Beer columns, rectifier columns, reboilers, flash receivers, ***

R.	*** required for the dehydration process

S.	*** acid reduction column, ***

T.	Evaporators, ***

U.	*** centrifuges ***.

V.	*** syrup storage tank including pumps and agitator

W.	*** thin stillage storage tank including agitator and pumps

X.	*** whole stillage storage tank including agitator and pumps

Y.	*** dryers including regenerative thermal oxidizers

Z.	*** CIP dilution tank, heater and supply/return pumps

AA.	*** ethanol shift tanks and pumps

BB.	*** denaturant storage tanks and pumps.

CC.	*** corrosion inhibitor tank and pumps

DD.	*** off-spec product storage tank and pump –

EE.	*** product storage tanks.

FF.		*** ethanol load out system ***.

GG.		*** multi-cell mechanical draft counter-flow cooling tower.

HH.		All equipment, components, piping and conduits for the following systems:

	1.	Boiler water. ***

	2.	Cooling tower / circulating water system. ***.

	3.	Condensate / feed water system

	4.	Steam piping from boilers to process users

	5.	Wastewater (tie to existing system)

	6.	Station instrument / service air

	7.	Other systems as specifically described herein

II.		*** chillers for cooling during hot weather operation

JJ.		Steam and water interconnection and delivery system for process

KK.		Wastewater collection equipment ***

LL.		*** instrument/service air compressors, air receivers and air dryer(s).

MM.		*** air blower for yeast propagation

NN.		Concrete foundations, slabs and anchor bolts installed in place for all equipment.

OO.		Required structural steel for components, pipe supports, anchors, and enclosures.

PP.		Electrical equipment up to the facility substation *** provided by local power company.

QQ.		Plant fire protection ***. Fire protection for each building / area defined later in Section 4.11.

RR.		A fully enclosed main process building ***.

SS.		A fully enclosed boiler building ***.

TT.		Plant control room ***

UU.		A fully enclosed administration building ***.

VV.		An enclosed storage building for storage of dried distiller grains (DDGS) as later defined in 4.10

WW.		An enclosed grain receiving and DDGS loading building ***.

XX.		*** enclosed maintenance building as later defined in 4.10.

YY.		Distributed Control System (DCS) for new equipment.

ZZ.		Local transducers, controllers, signal converters, gauges and control devices mounted in cabinets, panels or installed in the process lines and interconnected with control room devices and controls including a distributed control system (DCS) for the facility

AAA.	Required connecting process piping, valves, ducts, specialties and pneumatic tubing.

BBB.	Thermal, personnel protection and anti-sweat insulation for piping and equipment where required.

CCC.	Proper protective measures for underground piping as determined necessary.

DDD.	Architectural finishes and features shall be manufacturer’s standard as defined in Section 4.10.

EEE.	Electrical equipment and material as more fully described herein and in Exhibit A.2.

FFF.

Installation, startup, and testing of the Plant equipment. Technical Field Assistants for Owner supplied equipment shall be provided by the Owner as required to support Kiewit’s erection, startup and commissioning effort.

GGG.	Heating, ventilating, and air conditioning systems as defined in section 4.10 and Exhibit A.2.

HHH.	Instruction, operating and maintenance manuals for all equipment supplied by Kiewit.

III.	Natural gas distribution system excluding metering, regulation, gas chromatograph, and odorization.

JJJ.	*** soft water storage tank. Tank may be field fabricated or shop fabricated.

KKK.	Training for Owner provided operations personnel.

LLL.	Other systems as required to provide a fully functional facility.

Table of Major Plant Pumps:

Pumps	Quantity*	Design Basis
Slurry Mix Tank Pump	***	***

Liquefaction Pump	***	***

Beer Booster Pump	***	***

Mash Booster Pump	***	***

Yeast Mix Pump	***	***

Yeast Recirculation Pump	***	***

Fermenter Pump	***	***

CO2 Scrubber Pump	***	***

Beer Well Pump	***	***

CIP Return Pump	***	***

Beer #1 Reboiler Recirc Pump	***	***

Beer Column #1 Bottoms Pump	***	***

Beer #2 Reboiler Recirc Pump	***	***

Beer Column #2 Bottoms Pump	***	***

BC Overheads Pump	***	***

RC Feed Pump	***	***

Rectifier Reflux Pump	***	***

Pumps	Quantity*	Design Basis
Rectifier Column Pump	***	***

Regeneration Pump	***	***

Product (to Shift Tanks) Pump	***	***

1st Effect Evap Pump	***	***

2nd Effect Evap Pump	***	***

2nd Effect Forward Feed Pump	***	***

3rd Effect Evap Pump	***	***

Evaporator Cond. Pump	***	***

Evap Vacuum Eductor Pump	***	***

Finisher Forward Feed Pump	***	***

Finisher Recirc Pump	***	***

Whole Stillage Pump	***	***

Thin Stillage Transfer Pump (from thin stillage collection tank)	***	***

Syrup Pump	***	***

Thin Stillage Pump (from thin stillage storage tank)	***	***

Ethanol Transfer Pump (from shift tanks)	***	***

Off Spec Ethanol Pump	***	***

Denaturant Unloading Pump	***	***

Pumps	Quantity*	Design Basis
Denaturant Pump	***	***

Corrosion Inhibitor Pump	***	***

Product Loadout Pump	***	***

Cooling Water Pumps	***	***

Chilled Water Pumps	***	***

Process water supply pumps	***	***

Steam Condensate Pump	***	***

Soft water Forwarding Pumps	***	***

Process Condensate Pump	***	***

High Pressure CIP Supply Pump	***	***

Low Pressure CIP Supply Pump	***	***

Caustic Feed Pump	***	***

Ammonia Feed Pump	***	***

Sulfuric Acid Pump	***	***

Gluco Amylase Pump	***	***

Alpha Amylase Pump	***	***

Urea Pump	***	***

Boiler Feed Water Pumps	***	***

Sump Pumps	***	***

Pumps	Quantity*	Design Basis
Sanitary Sump Pumps	***	***

* The quantity of pumps and percent capacity are approximations and may be increased or decreased based on final design of facility.

Table of Field Erected Tanks

Tank (Quantity)	Capacity per Tank (gallons)*	Material of Construction**
Raw/Fire Water ***	***	***

Slurry Mix Tank ***	***	***

Liquefaction Tank ***	***	***

Yeast Propagation Tank ***	***	***

Fermentation Tank ***	***	***

Beer Well ***	***	***

Whole Stillage Tank ***	***	***

Thin Stillage Tank ***	***	***

Syrup Tank ***	***	***

Ethanol Shift/Day Tank ***	***	***

Denaturant Tank ***	***	***

Ethanol Off-Spec Tank ***	***	***

Product Storage Tank ***	***	***

Process Condensate Tank ***	***	***

CIP Tank ***	***	***

Ammonia Tank ***	***	***

Soft Water Tank ***	***	***

* Tank capacities are approximations and may be increased or decreased based on final design of facility.  Design capacities shall be adequate to support production at design rate with adequate margin to prevent momentary upsets or minor equipment failures from stopping production.

**Stated material is for wetted tank surfaces only.  Materials stated may change based on material availability, labor availability, and/or cost.  Kiewit shall provide documentation stating substituted material is adequate for service.

*** Tank may be field fabricated or shop fabricated.  Final construction to be determined during final design.

**** Tank may consist of one large tank or two smaller shop fabricated tanks to get stated capacity.

Kiewit shall also provide preparation of, filing for, and cost for obtaining all required national, state and local permits for Kiewit’s Scope of Work per Exhibits L of the Contract.

Equipment and material shall be furnished to provide the Owner with a Plant as defined in this Contract.  The specific components may vary from this description as a result of performing the detailed design and engineering of the Plant; however, all such material and equipment shall comply with the criteria set forth in this Contract.

2.2                                                         Work By Owner

The Owner shall provide demolition of any existing facilities at the Plant Site.  The Owner shall provide all necessary demolition, remediation and site preparation to allow Kiewit to begin final grading and construction in accordance with the Project Schedule, Exhibit F.  Kiewit has not included any Work involving existing Hazardous Waste in this Work.

Owner shall also provide the following:

1)	Preparation and filing of all permits referenced in Exhibit L.

2)

Preparation of, filing for, and cost for obtaining all required national, state and local permits including Plant operation requirements and construction permits for Owners scope as set forth in Exhibit L of the Contract

3)	Soils testing, geotechnical evaluation, topographic and legal surveys to the satisfaction of Kiewit.

4)	License fee for utilization of Delta T Technology

5)	Plant operation and maintenance personnel and equipment from date of Mechanical Completion.

6)	Copies of all permit applications and approvals that provide technical or commercial requirements to be considered in the design or construction of the Plant.

7)	Appropriate space and equipment to conduct training.

8)

Office furniture and office equipment for Control Room Building, Administration Building, and Maintenance Building. Computer desk in control room to be provided by Kiewit. All other office furniture has been excluded.

9)	Plant operating equipment including, but not limited to, front-end loaders, rail cars, forklifts, trucks, and shop equipment (welders, power tools, etc).

10)	All operational requirements, such as feedstock, chemicals, spare parts, power, gas, needed to produce ethanol.

11)	Plant utilities, such as water, sewer, gas, electricity, site specific on the Plant boundary.

12)	Rail spur including track, scales, and switches including engineering and design.

13)	Owner shall direct Owner’s civil consultant to coordinate design with Kiewit’s design at Kiewit’s discretion.

14)	Any necessary water treatment to meet the requirements for the facility in regards to the boilers or for process makeup and cooling water chemical treatment.

15)	Costs associated with construction power usage.

16)	Natural gas metering and pressure reduction station and odorization (if required).

17)	Supply and installation of facility electrical substation

3.0                                                       PLANT DESIGN CRITERIA

3.1                                                         Site and Ambient Conditions

3.1.1.	Plant Elevation Level	1800’ above sea level

3.1.2.	Plant Atmospheric Pressure	13.765psia

3.1.3.	Ambient Temperature and Humidity for HVAC design
	Design High Temperature	***
	Design Low Temperature	***
3.1.4.	Seismic Criteria:	***

3.1.5.	Wind Loads:	***

3.2                                                         Design Data

All outdoor equipment shall be designed for operation for ambient temperatures between *** to ***.  All outdoor water or process line with potential for freezing shall be heat traced.  Heat tracing shall be rated for *** service (Thermon D1-HTSX or equivalent) to allow for steam out of the piping without damage to the heat trace insulation.

3.2.1.                                             Interconnection Table

The following table provides the requirements for the interconnections between Kiewit and the Owner.

INTERCONNECTION TABLE

System	Interconnection Description	Flow	Pressure	Temperature	Location
Electric Utility ***	***	***	***	***	***
Switchyard

Natural Gas (Note 1)	***	*** ***	***	***	***
***
***

Raw/Potable (City)	***	*** ***	***	***	***
Water Supply (Note 2)			***
***

Fire Water Supply	***	***		***	***

Process Blowdown Water	***	***	***	***	***

Sanitary Sewer	***	***	***	***	***

Startup/Commissioning Power	***	***	***	***	***

Construction Power	***	***	***	***

Construction Water		***
		***	***	***

NOTES

1.  Natural gas supply shall meet boiler, dryer and RTO fuel gas specification.

2.  Consistent with water quality required by Delta T process specifications as set forth in the Schedule A Package.

3.  Final makeup water rates to be confirmed upon site water analysis and final requirements of cooling tower and boiler.

3.3                   Geotechnical Analysis and Foundation Basis

The Scope of Work is based upon Exhibit D, Site Geotechnical Report dated April 20, 2007 (the Geotechnical Report”). To supplement this preliminary analysis, the following comments are noted.

•                  The corn silos will likely be on piles

•                  Other areas of the plant are expected to be supported on native soil, geopiers, or to over excavate and re-compact.

Kiewit’s design also assumes no bedrock, or groundwater, other than as set forth in the Geotechnical Report, will be encountered, and deep foundations i.e. piles, geopiers, etc. will be used for the corn silo loads.  Other areas of the plant will use over-excavated/re-compacted or native soil.  The design assumes that all soils can be excavated with small scrapers and used for fill.  The design does not provide for the handling or disposal of unsuitable soils, buried refuse or debris.  The design assumes that design soil compaction can be achieved using the existing site soils.  All subsurface conditions shall be considered to be consistent with native soils with no below grade obstructions.

A final geotechnical report shall be provided by the Owner, coordinated with Kiewit..  It shall include borings, samples and laboratory testing sufficient to determine the existing soil conditions for design and construction of the foundations and other specific features for all major equipment items including tanks, cooling tower, stacks, buildings, plant components, disposal facilities, and roads.  The report shall include recommendations for foundations, site surfacing/fill materials, and roadway fill.

Any differences between the final geotechnical report and the Geotechnical Report shall constitute a change (increase or decrease) to the allowances set forth in Exhibit P.

4.0                                                       MECHANICAL SYSTEMS AND EQUIPMENT

4.1                                                         Continuous Emissions Monitoring System (CEMS)

CEMS monitoring is not included in the scope of the Project.

4.2                                                         Boiler System

Boilers shall be prepackaged, completely assembled, inspected and ready to install as received from the manufacturer.  They shall be water-tube or fire-tube boilers with a minimum of *** thermal efficiency, built on individual, integral steel frame base(s) with integral forced draft burner(s), burner controls, boiler trim, insulation, and skin casing.  Multiple units may be provided to meet the facility operating demands for steam production.  Final steam requirements to be determined during final design as will steam design conditions and quantity of boilers required for Project.

Boilers shall be natural gas fired and shall include low-NOX burner system.

Boiler stack shall be *** tall and include integral feed water economizer.

4.3                   Circulating Water System

4.3.1.               Cooling Tower

An induced draft, multiple cell counter flow cooling tower will be used for the water cooling supply to the facility. The tower may be stick built with concrete basin or a modular tower with integral above ground basin system.  The tower shall have the following design characteristics:

Design Ambient (preliminary):	***
Approach:	***
Range:	***
Evaporation Loss Fraction:	By Manufacturer

Drift:  Shall not exceed *** of the circulating water flow at the design flow of the pumps.

The cooling tower will be equipped with the following features:

4.3.1.1.            Fans and Drives

Fans shall be multi-blade, axial flow, propeller type.  The fan motors shall be ***, single speed, TEFC with space heaters.

4.3.1.2.            Fill and Drift Eliminators

The film-type fill shall be manufacturer’s standard capable of meeting facility drift requirements.

4.3.1.3.            Water Distribution System

The tower shall be provided with a water distribution system covering the entire fill area of each cell.

4.3.1.4.            Partitions

Multi-cell towers shall be equipped with cell partitions in accordance with the NFPA.

4.3.1.5.            Materials of Construction

The following materials of construction will be utilized:

Framework	Pressure treated Douglas Fir or fiberglass if stick built, galvanized steel construction if modular design
Fan Deck	***

Filling	***
Eliminators	***
Eliminators Spacers	***
Partitions	***
Stairway & Handrails	***
Distribution System	***
Casing	***
Fan Stacks	***

4.3.1.6.            Access and Safety

One (1) permanently attached, OSHA approved stair and one (1) required OSHA approved ladder shall be provided extending from the basin curb to the fan deck for maintenance access.

4.3.2.               Circulating Water Pumps

The cooling water system shall consist of *** capacity cooling water pumps based upon the design flow for the pumps.  Pumps shall either be vertical turbine type pumps installed in the tower basin adjacent to the cooling tower per HEI standards and manufacturer’s requirements or horizontal centrifugal pumps.  Motors for vertical turbine type pumps shall be equipped with anti-reversing devices to prevent reverse rotation of the pumps and motors.

4.4                   Compressed Air System

The air supply will be from a compressed air system. *** capacity air compressors shall be supplied.  The compressors shall be rotary screw (oil-free), air-cooled, *** psig, and sized for the combined capacity of the instrument air and service air systems.  The system shall be complete with compressor inlet filters, aftercoolers, ASME Code air receiver, TEFC motors, controls, automatic condensate trap, piping and valves.  An additional *** compressor shall be supplied for meeting the needs of the yeast propagation tank.  This compressor shall be shall be an air-cooled centrifugal (oil-free) type but will not include or require a dryer, prefilter, afterfilter, or air receiver.

The compressed air dryer shall be located upstream of the air receiver.  The dryers shall be heatless regenerative absorption air dryers rated at ***psig and *** outlet dew point complete with pre-filter, after filter, moisture indicator and regulatory valve.

Pressure-regulating valves shall be provided to prevent the service air system from degrading the instrument air pressure. The instrument and service air distribution shall be from a common header.

The service air system shall be located throughout the plant with connections easily accessed from all sides of major pieces of equipment.

4.5                   Water Systems

4.5.1.               Raw Water Supply and Treatment

Raw water supply and treatment shall be by Owner.  Owner provided water must meet the required quality and quantity required by the facility including the boilers.  Raw water shall be stored in a Kiewit supplied storage tank, which shall also serve as the facility firewater storage tank.  Water shall require no additional treatment for use in the process for process makeup, cooling tower makeup, service water (at hose stations), or for fire fighting.  Owner is responsible for water supply scope up to the inlet of the raw water tank.  Boiler feed water shall be provided from the Owner to Kiewit at the required quality and pressure for use in steam generation.  Kiewit has not included treatment of water for boiler use in the scope of the Project.  Kiewit has included a soft water storage tank located in the boiler building for storage of boiler makeup water.  Owner is responsible for water supply up to the inlet of the soft water tank.

4.6                   Chemical Feed System

Chemical feed systems shall include as a minimum the following metering pumps, skid mounted, pre-packaged and pre-wired:

4.6.1.               Circulating Water

Chemical feed system for treatment of cooling tower water supply shall be in the scope of the Owner’s water treatment supplier with the exception of pH measurement and controller provided by Kiewit.

4.6.2.               Boiler Feedwater / Condensate

A.           Feedwater amine

B.             Oxygen scavenging

Space for the boiler chemical feed system shall be provided in the boiler building adjacent to the boilers.  Chemical shall be stored in 55 gallon drums or chemical feed totes provided by the Owner.  Space for chemical feed pumps will be located on a shelf or other elevated area above where storage drums or totes are located.  Chemical additions for boilers shall be manual operations with local control only for chemical feed pumps.  Kiewit shall provide 120V outlets for use with Owner supplied chemical feed equipment at agreed to location in the boiler building area.

4.6.3.               Process Chemical Feed

A.           Caustic – System shall include chemical storage tank with a capacity of *** gallons and *** caustic forwarding pump for feed to CIP dilution tank.  Tanks shall be carbon steel.

B.             Ammonia – System shall include storage tank with a capacity of *** gallons or multiple tanks in series with a total capacity of *** gallons and *** ammonia forwarding pump for feed to the slurry mix tank.  Tank shall be ***.

C.    Sulfuric Acid – System shall include storage tank with a capacity of *** gallons.  Separate pumps (one per service) shall be provided for feed to the liquefaction system, yeast propagation system, and the beer/cook process.  Tank shall be ***.  Owner’s preferred is ***.

D.    Gluco Amylase – System shall include storage tank with a capacity of *** gallons.  Separate pumps (one per service) shall be provided for feed to the fermentation system and the yeast propagation tank.  Tank shall be ***.

E.     Alpha Amylase – System shall include storage tank with a capacity of *** gallons and *** forwarding pump for feed to the slurry mix tank.  Tank shall be ***.

F.     Urea – System shall include storage tank with a capacity of ***, agitator, and *** forwarding pump for feed to the fermentation system.  Tank shall be ***.

Chemical feed pumps and storage tanks shall be located in concrete containment basins designed to contain the entire contents of the storage tank.  Control of the various Process Chemical Feed pumps shall be from the facility DCS.

4.7                   Potable Water System

Potable water shall be provided by the Owner at the interconnection conditions identified in Utility Interconnect Table included herein.  Kiewit has not included provisions for treatment of the potable water.  Potable water shall be used for facility safety showers, breakroom sink, and bathroom facilities.

4.8                   Wastewater Systems

Boiler blowdown and cooling system blowdown shall be directed to the facility wastewater holding ponds.  Building or slab drains from the Plant will be recycled back into the process at appropriate locations.  Kiewit shall supply and install all required collection equipment, drains, and sump pumps.  Treatment of wastewater is not included.  Permitting of the wastewater discharge is by Aventine.  Kiewit shall proceed as directed by Aventine for the design if final permits are not available.  Any changes to this design shall be a change to the Contract.

For building areas, Kiewit will utilize area trench drains for collection of wash down water, spills, etc.  The trench drain system will be designed so that the Owner shall be able to wash spilled material to the trench.  Areas around trench drains shall be sloped towards the trench.  Trenches shall be located near equipment and terminate in local sumps for pumping, as required.  Equipment and sample points located outdoors will not include local drain collection systems.    Any outdoor localized containment (example:  oil filled transformers) will have 1’x1’ cutouts in the sump for an Owner supplied portable sump pump.

Sanitary waste shall be collected from the facility restroom areas in a sanitary sump located adjacent to the control room or administration building and pumped to the indicated tie-in point.  A single pump shall be provided, if required, for discharge to the tie-in point.  Pump for the sanitary drainage system shall be sewage ejector type of non-clog submersible or vertical submerged.

4.9                   Fuel Systems

4.9.1.               Fuel Gas System

The natural gas fuel distribution system shall be capable of serving the facility heating systems and boilers.  Natural gas shall be supplied by the Owner as required by the boiler vendor specifications for quality and pressure.  Fuel gas metering, heating, storage, filtration, pressure reduction, or odorization is not included by Kiewit.

Gas chromatograph and/or metering telemetry is not included for the Project.

4.9.2                Fuel Storage for Fire Pump

Fire pump house shall be supplied with integral fuel storage tank sized per NFPA requirements.

4.10                 Buildings and Enclosures

The facility shall include the design and installation of various buildings and equipment enclosures.  Buildings described below as “pre-engineered” will be designed and installed as free-standing structures and will generally not utilize structural steel that is supporting various equipment.  A Subcontractor specializing in similar work will complete the design and installation of the buildings including HVAC, lighting, building electrical, architectural finishes, interior finishes, and plumbing devices.  Descriptions of provided buildings is included below followed by the “Table for Building Design and Construction”

The following buildings shall be provided:

A)               Control Room / Office area:  Sizing of the control room, offices, laboratory, restrooms, mechanical rooms, reception area, and break room shall be per the following Table for Building Design and Construction.  ***.  Kiewit shall provide computer desks located in the facility control room.  All other office furniture for the facility is by Owner.  Kiewit has excluded all laboratory equipment.  Building shall include HVAC system with insulated walls and roof.  The Control Room / Office Area Building shall be located adjacent to the main process building.

B)                Main Process Building:  Sizing of the main process building shall be per the following Table for Building Design and Construction.  Equipment installed indoors shall include adequate room for operation and maintenance activities.  Building shall have a general-purpose electrical rating with electrical receptacles per NEC requirements.  Building shall include heating and ventilation with insulated walls and roof.

C)                Centrifuge Building: Sizing of the centrifuge building shall be per the following Table for Building Design and Construction.  Building shall house the centrifuges, syrup mixers, and shall include a monorail with 10-ton hoist for maintenance of the equipment.  Adequate room shall be included to lower centrifuge equipment to grade for maintenance outside the building.  Building may be pre-engineered or may utilize equipment support steel for building frame.  Building shall include ventilation and heating with insulated walls and roof.

D)                Boiler (Utility) Building: Sizing of the boiler building shall be per the following Table for Building Design and Construction.  Building shall house the boilers, deaerator(s), feed pumps, and chemical feed equipment.  A portion of the building may be shared for housing of local electrical equipment for local electrical loads.  Building shall include heating and ventilation with insulated walls and roof.

E)                Electrical Enclosures: Various electrical enclosures will be provided by Kiewit as required by final design.  Enclosures shall include necessary HVAC systems if required by equipment that is housed within the enclosure.

F)                DDGS Storage Building:  DDGS storage building shall be provided for storage of DDGS prior to transport from facility.  Building shall be sized per the following Table for Building Design and Construction.  Building shall include all handling pits, conveyors, load out hoppers, and other required components.  The ability to separately store DDGS from multiple feedstocks has not been included.  Insulation will not be provided in the walls or roof.  Ventilation only will be provided.

G)                DDGS Loadout / Grain Unloading Building:  A metal building shall be provided to house the DDGS loadout and grain unloading equipment.  It shall be sized to adequately accommodate the final layout design for this equipment. ***.  Building shall include ventilation but no heating or insulation in the walls or roof.  Building shall be sized per the following Table for Building Design and Construction.

H)                DD&E Building: A DD&E building shall be provided to enclose the distillation and dehydration equipment.  Building shall include heating and ventilation with insulated walls and roof.

I)                 Wet Cake Pad:  Kiewit shall provide a concrete slab with a 6’ wall on three sides for temporary storage of wet cake prior to transport from the facility.  One side shall be open for loading of trucks utilizing a front-end style loader.  Kiewit has not included a roof or any enclosure above the concrete walls.  Conveyors and necessary equipment to reintroduce wet cake from the wet cake pad to the dryer has not been included.  ***.

J)                 Administration Building - A metal building to house the Plant administration and management personnel ***.  The buildout and finish materials will be of a standard, utilitarian type and quality typically found in an industrial administration building.  Building shall include HVAC with insulated walls and roof.

K)                Maintenance Building – A metal building shall be supplied for storage of facility spare parts and for maintenance work.  ***.  Sizing of the various areas shall be per the following Table for Building Design and Construction.  Kiewit has not included any tools, workbenches, welders, storage shelves, cabinets, or hoists in the maintenance or storage areas.  Floor drains will not be provided in the workshop area.  All drains from building will discharge to the sanitary sewer system without an oil/water separator.

Kiewit will provide all building related concrete including footings, foundations, walls, and floor slabs as required to complete the Work.  Kiewit will also provide all interior and exterior equipment foundations, pads and support structures.  Where appropriate, building sumps and trench drains will be provided to conveniently drain process areas during wash downs or process spills.  Kiewit will provide local containment curbs for chemicals stored on site.  Building perimeter curbs are not provided.  Kiewit will provide plumbing (water and sewer) to be included in the kitchen areas of the Administration Building, the Control Room Building and the Maintenance Building.

Kiewit will provide access to equipment in accordance with sound engineering and safety practices, including catwalks, platforms and stairs in the Main Process Building for access to the major tanks and equipment.

Unit heaters in the process areas are designed to maintain temperatures above 40 deg F in the event of a winter shutdown.

Kiewit will provide the initial stocking of permanent safety equipment for the Plant including fire extinguisher stations, safety showers, and eyewash stations so the Plant is in compliance with the Uniform Fire Code and governing building codes.

Table for Building Design and Construction

Building Name	Eave Height, ft	Building Dimensions	Lighting Type	Wall Type, Finish	Wall Rating	Ceiling	Floor Finish
Main Process Building
Room #1 - Equipment Area	***	***	***	***	NA	***	***
Control Room and Lab
Room #1 - Control Room	***	***	***	***	As Required by Code	***	***
Room #2 - Electrical / I/O Room	***	***	***	***	2 hour fire rated	***	***
Room #3 - Lab	***	***	***	***	As Required by Code	***	***
Room #4 - Office / Storage	***	***	***	***	As Required by Code	***	***
Room #5 - Office / Storage	***	***	***	***	As Required by Code	***	***
Room #6 - Conference Room	***	***	***	***	As Required by Code	***	***
Room #7 – Restroom - male	***	***	***	***	As Required by Code	***	***
Room #8 – Restroom - female	***	***	***	***	As Required by Code	***	***
Room #9 – Break Room	***	***	***	***	As Required by Code	***	***

Boiler Building
Boiler Room	***	***	***	***	NA	***	***
Centrifuge Building
Room #1 - Equipment Hall	***	***	***	***	NA	***	***
Evaporator Building A
Room #1 - Equipment Hall	***	***	***	***	NA	***	***
Evaporator Building B
Room #1 - Equipment Hall	***	***	***	***	NA	***	***
Administration Building
Room #1 –Conference Room	***	***	***	***	As Required by Code	***	***
Room #2 – Copier/Fax/Supply Room		***	***	***	As Required by Code	***	***
Room #3 – Office / Storage		***	***	***	As Required by Code	***	***
Room #4 - Office / Storage		***	***	***	As Required by Code	***	***
Room #5 - Office / Storage		***	***	***	As Required by Code	***	***
Room #6 - Office / Storage		***	***	***	As Required by Code	***	***
Room #7 – Restroom - male		***	***	***	As Required by Code	***	***

Room #8 – Restroom - female		***	***	***	As Required by Code	***	***
Room #9 – Breakroom		***	***	***	As Required by Code	***	***
DD&E Building
Room #1 – Equipment Hall	***	***	***	***	NA	***	***
DDGS Loadout / Grain Unloading Building
Room #1 – Loading Area	***	***	***	***	NA	***	***
DDGS Storage Building
Room #1 Storage Area	***	***	***	***	NA	***	***
Fermentation Building
Room #1 - Equipment Area	***	***	***	***	NA	***	***
Maintenance Building
Room #1 - Office / Storage	***	***	***	***	As Required by Code	***	***
Room #2 - Office / Storage		***	***	***	As Required by Code	***	***
Room #3 – Maintenance / Storage Area		***	***	***	NA	***	***
Room #4 – Restroom - common		***	***	***	As Required by Code	***	***

Notes
#1. Exposed interior structural steel shall be primed only
#2 Exterior panel finish shall be Manufacture’s standard paint with final color to be determined by Owner.
#3 Building dimensions and eave heights are preliminary and may be changed during final design due to layout optimization, access requirements, etc.

4.11                                                   Fire Protection System

4.11.1.     The fire protection systems shall be as generally described herein and on Kiewit’s drawings and designed and installed in accordance with applicable codes and standards of the National Fire Protection Association.  Any changes in scope or classification with what is described below (Table of Fire Protection Systems) will be considered as a change to the EPC Contract.

Firewater will be supplied through interconnection to the new raw water / firewater storage tank.  ***. The firewater system (including pumps and loop) shall meet the new facility demand at the flow and pressure requirements for the systems stated in the Table of Fire Protection Systems.

No gaseous fire protection system shall be provided for the electrical equipment and control room (including the DCS).  Electrical and DCS equipment, plus the Control Room shall be provided with detection and hand-held bottles for protection.

Fire protection systems stated below are based on the Owner’s Insurance provider’s recommendations provided to Kiewit on May 14th, 2007 from Liberty International Underwriters.  The systems described below are provided on an allowance basis in the Contract and subject to change due to final review of the Local Authority and final code review.

Table of Fire Protection Systems (Subject to Change pending final code review)

BUILDING	OCCUPANCY RATING - IBC	CONSTRUCT TYPE - IBC	SMOKE DETECTION	HEAT DETECTION	SPRINKLERS	SPRINKLER DENSITY	MANUAL PULL	COMMENTS
OFFICES, BREAKROOM, LABORATORY; ADMIN BLDG	B	II-B	YES	NO	Wet Pipe Closed Head System	TBD	YES
CONTROL ROOM / ELEC ROOM	B	II-B	YES	NO	Pre-Action System	TBD	YES
MAIN PROCESS BUILDING - 43,560 SF	H-4	II-B	YES	NO	None	NA	YES
FERMENTATION - 10,682 SF	F-1	II-B	YES	NO	None	N/A	YES
MAINTENANCE BUILDING	F-1	II-B	YES	NO	Wet Pipe Closed Head System	TBD	YES
DISTILLATION & DEHYDRATION 5,735 SF (> 15 psig)	H-2	II-B	NO	YES	Deluge	TBD	YES	System includes deluge on exterior columns and vessels.

EVAPORATION - 1,861 SF - 2 story	F-1	II-B	YES	NO	None	N/A	YES
DDGS STORAGE BUILDING - 35,000 SF	F-2	II-B	NO	YES	None	N/A	YES
CENTRIFUGE BUILDING - 1,861 SF - 2 story	F-2	V-B	NO	YES	None	N/A	YES
BOILER BUILDING - 13,800 SF	F-2	II-B	YES	NO	None	N/A	YES	Provided with handheld extinguishers only
DDGS TRUCK LOAD OUT - 9,000 SF	F-2	V-B	NO	YES	None	N/A	YES
TANK FARM	N/A	N/A	NO	NO	None	N/A	NO	Fire water monitors mounted to hydrants as required to provide cooling water to tank. Semi-fixed foam system with foam chambers on large ethanol storage tanks.
Ethanol Loadout	N/A	N/A	NO	NO	None	N/A	NO	Foam monitors provided at loadout stations.
COOLING TOWER (WOOD)	N/A	N/A	NO	NO	Dry Pipe Closed Head System	N/A	NO
COOLING TOWER (FRP)	N/A	N/A	NO	NO	None	N/A	NO

N/A - Not Applicable	Minimum Construction Types:

II-B - Non-combustible, non-protected

V-B - Combustible, non-protected

4.11.2.             Fire Main and Hydrants

The facility shall be provided with an underground firewater loop fed from the provided firewater pumps.  The firewater loop shall be HDPE or ductile iron piping and shall incorporate sectionalizing valves so that a failure in any part of the system can be isolated while allowing the remainder of the system to function properly. Sectionalizing valves will be post indicating valve assembly (PIVA) type as manufactured by Mueller or approved equal, and will not isolate more than 5 fire suppression supplies or hydrants. The yard fire protection piping and hydrants shall be in accordance with NFPA 24 requirements.  Valves will be locked open with no reporting to the fire protection system.

4.12                 Laboratory Equipment

Kiewit has excluded all laboratory equipment and furniture.  Kiewit shall supply necessary cabinetry, countertop, and sink in the laboratory.

4.13                 Grains Storage, Handling and Milling Equipment

The facility shall be provided with necessary equipment for unloading of corn from truck only.  Kiewit shall include bulk storage silos for the storage of corn prior to milling and use in the facility.  Plant corn milling equipment shall include scalpers, surge bins, rotary feeders, hammermills, and necessary conveyors for transporting the milled corn to the slurry mix tank.  Silo capacities shall be per the following table:

Design capacities for Grain Storage, Handling, and Milling Equipment***

	Capacity	Units
Grain Storage Silos ***	***	***
Pre-scalped corn day bin***	***	***
Scalped corn day bin***	***	***
Hammer Mill ***	***	***
Receiving rate from Owner supplied conveyor	***	***
Milled Corn Transfer Conveyor to Slurry Mix Tank	***	***
Truck unloading hopper ***	***	***
Receiving rate from truck unloading	***	***

* Based on *** compaction factor and *** angle of repose on corn

**Final capacities to be agreed to by Aventine as scope of work is currently on an allowance basis

4.13.1.             Grain Receiving

Grain trucks shall enter the grain receiving building and dump the grain to the pit equipped with hoppers and discharge conveyors.  A parallel system of transfer conveyors and elevator legs shall carry the grain to the silo feed conveyors for distribution to storage.  Grain receiving system shall be sized and designed to receive *** bushels per hour of grain from an Owner provided conveyor receiving grain from the Aurora Coop elevators.  The receiving building location shall be as shown on the Plot Plan and General Arrangement.

4.13.2.             Grain Storage and Reclaim

The storage and reclaim system shall store and distribute the grain for Cleaning and Milling.  Storage of grain shall be in vertical silos of concrete or steel construction and shall include necessary aeration and unloading equipment for reclaim of the grain for process use.  Silo feed conveyors transport grain to the storage silos and the Grain Cleaning system.  A reclaim system shall transport grain from the silos directly to the Grain Cleaning system or to the receiving elevators for transfer back to storage.  Corn silos shall be provided with bin level detection.

4.13.3.             Grain Cleaning System

The grain shall be cleaned utilizing coarse scalpers to remove oversized and foreign material.  Trash will be discharged to a trash bin and debris-free bulk corn shall discharge directly to the Milling system.  Grain from the reclaim system can be directed to the grain milling feed leg, which shall be installed to lift the grain to the Cleaning system.  The system shall include one overhead day bin for pre-scalped corn and one overhead bin for scalped corn.

4.13.4.             Grain Milling Equipment

Downstream of the scalpers the weigh belt/bin system shall deliver grain to the hammermills, each equipped with a rotary feeder and discharge plenum.  The hammermill discharge conveyor shall collect the ground corn meal from all discharge plenums and deliver it to the milled corn transfer conveyor.  The transfer conveyor shall distribute to an elevator leg transferring and spouting the milled corn to the Slurry Mix Tank feed plug auger.

4.13.5              Dust Collection

The grain handling and milling system shall be provided with a dust collection system.  The system shall be designed for emissions of *** per DSFM or less.

5.0                  Electrical Systems

The new ethanol production facility will be connected to the local substation provided by Others. Kiewit’s scope of supply will include all equipment up to and including the *** power feed from the switchyard to the *** Switchgear Module.  Kiewit will provide the underground conduit and cable to the substation for termination by Others.

Note:  Switchyard metering, relaying and any required communications systems are not included in this Contract.

5.1.1.               Plant Substation

The facility substation is not included in the Scope of Work for the project.

5.1.2.               Auxiliary Supply Transformer

Kiewit shall supply necessary auxiliary transformers to reduce supplied *** supply to feed both the medium *** and low voltage *** systems.  Transformers shall either be oil-filled or dry-type depending on final facility design and transformer locations.  Quantity and sizing for various transformers will be determined during final design.  Sizing and design information shown on the provided One-Line Diagram are preliminary and do not necessarily reflect the final sizing or design that will be provided for the facility.

5.2                   Medium Voltage Systems

The secondary distribution system will be *** or ***, 3-phase, 3-wire, consisting of the following main electrical equipment:

A.    Single-ended *** Switchgear line-up operating at ***.

B.    Auxiliary power transformers to step the voltage down from *** to ***.

C.    Non-segregated bus duct connecting the *** transformers to the *** Switchgear.

D.    Single-ended *** Switchgear line-ups, operating at ***, with transitions to the *** Motor Control Centers (MCC), operating at ***. The Switchgear will consist of the required vacuum breakers, and the MCC’s will consist of the required fused contactor assemblies (FVNR)

5.2.1.               Emergency Generator

Emergency generator(s) are not provided for the facility.

5.3                   Low Voltage System and Equipment

The ***, 3-phase, 4-wire, solidly grounded distribution system will consist of the following main electrical equipment:

A.    *** lot of unit substation transformers, *** secondary with a *** primary.

B.    *** lot of unit substation transformer, *** secondary with a *** primary.

C.    *** lot of *** switchgear line-ups, equipped with all the required main breakers and feeder circuit breakers.

D.    Protective relays.

E.     *** lot of *** motor control centers (MCC) as required for the loads.

5.3.1.               Electrical Protection and Metering

Protective schemes will be provided for the following systems:

A.        Auxiliary Power, and Unit Substation Transformers Protection:

1.         Transformer current differential protection (except on Unit Substation Transformers)

2.         Phase and neutral overcurrent protection

3.         Ground fault protection

4.         Thermal hot spot winding temperature protection

5.         Sudden pressure relays (except on Unit Substation Transformers)

6.         Gas detection relays (except on Unit Substation Transformers)

B.        Medium Voltage Switchgear:

1.         Ground fault protection

2.         Inter-phase fault protection

3.         Single phase to ground fault protection

4.         ***motor protection

5.         Phase sequence/voltage protection

C.        *** Switchgear:

1.         Bus or Cable under voltage protection

2.         Motor feeder protection

3.         Motor control center feeder protection

Refer to Exhibit A.2, Section 6.3.1 for additional design information.

5.4                   UPS Systems

5.4.1.               Uninterruptible Power Supply System

*** lot of Uninterruptible Power Supply (UPS) Systems are to be provided with internal battery backup. The UPS’s are to be sized to power the control systems (DCS, PLC’s, etc.) during a power outage for a period of 30-minutes.

6.0                                                       Instrument and Control System

DCS:

A Distributed Control System (DCS) will be provided for all analog and discreet control functions, data acquisition, and monitoring throughout the plant.  Refer to Delta T provided description of DCS for detailed scope definition.

7.0                                                       Training

Operator training previous to and during Commissioning and startup period for up to *** calendar days as scheduled by Owner and Kiewit by *** Kiewit and *** Delta-T people.  The exact schedule for such training will be coordinated with the Owner, but typically this would include a “classroom” oriented approach for a week during the later stages of construction and “hands-on” training during start-up activities.  If additional training support is required, per diem rates will apply.

A.2  TECHNICAL SPECIFICATIONS

1.0                               DESIGN, ENGINEERING, AND CODES

This Section covers the design and engineering services to be provided by Kiewit for the Plant and applicable codes for the Project.

This Section is not intended to supercede standard equipment specifications for major process equipment supplied for the Project.  These items will be designed to the manufacturer’s standard specifications.

In the event of a conflict between Exhibit A and this document, Exhibit A shall govern.

1.1                                 Coordination Meetings

Representatives of Kiewit shall conduct monthly coordination meetings with the Owner to discuss matters relative to the execution of this Contract.  Design review meetings will be held at the Engineer’s Office located in Lenexa, Kansas.

1.2                                 Governing Codes, Standards, Regulations, and Other Documents

The Plant shall be designed and constructed in accordance with Federal, State and local codes including the most recent applicable sections of the following codes, standards and regulations at the time of contract award.

In the event conflicts arise between codes, the more stringent code shall apply.  If conflicts arise between the Original Equipment Manufacturer’s (OEM) Scope of Supply and the listed codes and standards, the OEM documents shall govern.

Refer to Exhibit A for any additional codes or standards applicable to the design of the proposed facility.

Codes and Standards List

Acoustical Society of America (ASA)

American Association of State Highway and Transportation Officials (AASHTO)

American Concrete Institute (ACI).

American Iron and Steel Institute (AISI)

American National Standards Institute (ANSI)

American Petroleum Institute (API) (where required only)

American Society of Civil Engineers (ASCE)

American Society of Heating, Refrigeration and Air Conditioning (ASHRAE)

American Society of Mechanical Engineers (ASME).

American Society for Testing and Materials (ASTM)

American Water Works Association (AWWA)

American Welding Society (AWS)

Code of Federal Regulations – EPA Rules and Regulations

Concrete Reinforcing Steel Institute (CRSI)

Heat Exchange Institute (HEI)

Hydraulic Institute (HI)

Illuminating Engineering Society (IES)

Instrument Society of America (ISA)

National Association of Corrosion Engineering (NACE)

National Electrical Code (NEC).

National Electrical Manufacturers Association (NEMA)

National Fire Protection Association (NFPA)

Occupational Safety and Health Administration (OSHA)

Steel Structures Painting Council (SSPC)

International Building Code (IBC) 2003

1.3                                 Schedule

Kiewit shall prepare and maintain a detailed schedule, for all major phases of the project including:  Engineering and Detailed Design, Procurement, Fabrication, Construction and Field Erection, and Startup and Testing.

1.4                                 Drawings and Information Submittal

The following shall be supplied to the Owner, for information, as part of the Scope of Work:

•                  Site Plan

•                  Plot Plan

•                  General Arrangement Drawings

•                  Piping and Instrumentation Diagrams (P&IDs)

•                  Piping Isometrics for large bore (2 ½” and larger) above grade pipe (orthographic drawings not provided)

•                  Foundation Drawings

•                  Structural Steel Drawings

•                  Grading and Paving Drawings

•                  Electrical One Line Diagram(s)

•                  Electrical Schematics and Termination List

•                  Control Narratives

•                  Material Balance

•                  Vendor Shop Drawings and O&M Manuals

Also, the following lists will be provided:

•                  Valve List

•                  Equipment List

•                  Instrument Index

•                  Specialty Item List

•                  DCS I/O List

•                  Circuit and Raceway Schedules

•                  Pipe Line List

•                  Instrument Data Sheets

•                  Recommended Spare Parts Lists for Major Equipment

The instrument index shall include the following information: tag number, service description, manufacturer, model, range, units, P&ID, installation detail, and instrument location.

The DCS I/O list shall consist of the following information: tag number, service description, range, units, DCS I/O address, signal type, and I/O type.

Vendor equipment packages will not be duplicated on Kiewit’s drawings, but will only be shown as a “black box” or space envelope, referenced to the applicable Vendor.

Kiewit shall prepare six (6) sets of Operations Manuals (2 Manuals during construction, 3 Manuals after Startup and 1 Manual for Kiewit) will be provided which will include:

•                     Description of the Plant PROCESS and each system operation

•                     Detailed operating description of each process unit

•                     Initial start-up procedures

•                     Normal operation

•                     Startup & shutdown under normal operating conditions

•                     Startup & shutdown under emergency conditions

•                     Cleaning & preventive maintenance guidelines

•                     Safety & Health guidelines

•      Basic troubleshooting guides

Record (As-Built) drawings will be prepared and submitted to the Owner and shall include:

•                 P&IDs

•                 Equipment General Arrangement Drawings

•                 Site Arrangement Drawings

•                 Underground utilities and plumbing drawings

•                 Electrical One Lines

•                 Cable Schedule

•                 DCS Interconnect Wiring Drawings

•                 Electrical Panel Drawings

•      DCS Logic and DCS backup software

To satisfy Final Completion, Kiewit will provide all drawings and documentation to Owner in both hard copy and electronic format.  ***.  All drawings shall be provided electronically in AutoCAD format.  .

Up to Final Completion, all document submittals will be electronic via the Centric system.

1.5                                 Operating Conditions Evaluation

Kiewit shall submit during design, to the Owner, process flow diagrams demonstrating that the major equipment and auxiliary equipment are designed to meet the Plant guarantees and the Plant requirements.

2.0                               MECHANICAL DESIGN

2.1                                 General Requirements

2.1.1                        Quality of Materials and Equipment

All materials and equipment furnished shall be new or unused, undamaged, and of a current model when purchased for the Plant.

2.1.2                        Access

Access shall be provided for systems and equipment as defined in the Access Matrix below.  Walkways will not be provided in pipe rack for the facility.  Certain valves for the facility will require installation in the rack and will not be able to be located by engineer for easy access due to process requirements.  These valves will be provided with adequate space around the valve to remove the valve if required.  Access to valves that have such process driven constraints shall be by a temporary rolling ladder.  Other valves will be located for ease of access per the matrix below.  All manual valves installed in pipe rack shall have chain wheel actuators.

The following descriptions and matrix define the standard access provisions included in the proposal:

Type 1:  Room will be provided around the item to allow temporary access by way of an owner provided personnel lift, step ladder, scaffolding, scissor lift, etc.  No permanent platform or ladder will be provided.  Level indicators and gauges will be located and displays sized so they can be read.

Type 2:  Access to be provided by platform near item.  Does not have a dedicated platform since items in this category have the ability to be routed to other platforms nearby.

Type 3:  Requires a dedicated platform if the item is not accessible from grade and requires daily maintenance or visual inspection.

Basis:

1.               The matrix below reflects a normal operating plant as a base loaded facility.

2.               Equipment is expected to require normal maintenance as required by the O&M manuals and not require early replacement.

3.               The access defined reflects operations and maintenance requirements only.  (Construction requirements excluded.)

Component	Type	Typical P&ID Designation	*Access Type

Major Equipment	All		3
Analyzers			1
	Analyzer Transmitter	AT	1
	CC Analyzer	AT	1
	Conductivity Analyzer	AT	1
	DO Analyzer	AT	1
	NOX Analyzer	AT	1
	O2 Analyzer	AT	1
	PH Analyzer	AT	1
	SC Analyzer	AT	1
	Turbidity Meter	AT	1
Analysis Probes/Sensors			1
	Analyzer Switch	AS	1
	CC Probe	AE	1
	Conductivity Probe	AE	1
	DO Probe	AE	1
	Gas Detection Switch	ASH	1
	PH Probe	AE	1
	SC Probe	AE	1
Manual Valves
	Large Bore	V	1
	Small Bore	V	1

Regulator Valves
	Flow	FCV	1
	Level	LCV	1
	Pressure	PCV	1
	Temperature	TCV	1
Control Valves			1
	Diaphragm	V	1
	Electro-Hydraulic	V	1
	Motor Operated Valve	V	1
	Piston	V	1
	Solenoid	V	1
Flow Elements/Meters
	Averaging Pitot Element	FE	1
	Flow Nozzle	FE	1
	Magnetic Flow Meter	FE, FT	1
	Mass Flow Meter	FE, FT	1
	Orifice Plate	FE, FO, RO	1
	Pitot Tube	FE	1
	Turbine Meter	FE,FT	1
	Venturi Tube	FE	1
	Vortex Shedding Meter	FE, FT	1
	Condensate Pots		1
Gauges/Indicators			—
	Diff. Press Gauge	PDI	1
	Flow Indicator	FI, FG, SG	1
	Flow Totalizing Indicator	FQI	1
	Flow Totalizing Transmitter	FQT	1
	Level Gauge	LG	1
	Level Indicator	LI, LG	1
	Local Electronic Indicator	FI, LI, PI, TI	2
	Magnetic Level Ind.	LI, LG	1
	Pressure Gauge	PI, PG	1
	Rotameter	FI	1
	Temperature Gauge	TI	1
Hand Switches
	Emergency Stop	HS	2
	HOA	HS	2
	Local Control Station	HS	2

Level Elements/Probes			1
	Level Element	LE	1
	Level Probe	LE	1
Local Controllers
	Flow Controller	FC	1
	Level Controller	LC	1
	Pressure Controller	PC	1
	Temperature Controller	TC	1
	Variable Speed Drive	SC	1
Safety Relief Valve
	Large Bore	PSV	1
	Small Bore	PSV, RSV, ERV	1
Process Switches
	Diff. Press Switch	PDS	1
	Float Switch	LS	1
	Flow Switch	FS	1
	Indicating Flow Switch	FS	1
	Level Switch	LS	1
	Limit Switch	ZS	1
	Pressure Switch	PS	1
	Temperature Switch	TS	1
	Vibration Switch	VS	1
Temperature Elements/Wells
	RTD Element	TE	1
	T/C Type “E” Element	TE	1
	T/C Type “J” Element	TE	1
	T/C Type “K” Element	TE	1
	Thermal Bulb	TE	1
	Thermowell	TW	1
Transmitters
	Diff. Pressure Transmitter	FT, LT, PDT	1
	Displacement Transmitter	LT, ZT	1
	Level Transmitter	LT	1
	Pressure Transmitter	PT	1
	Radar Level Transmitter	LT	1

	Speed/Frequency Transmitter	ST	1
	Temperature Transmitter	TT	1
	Ultrasonic Level Transmitter	LT	1
Vibration Elements/Probes
	Vibration Element	VE	1
	Vibration Probe	VE	1
	Vibration Switch	VS	1
	Vibration Switch with manual resets	VS	2

* All platforming shall provide space for maintenance of equipment and pull-space. *

2.2           Pumps

The pump head curves shall rise continuously from design head point to shut-off, excluding circulating water pumps.  The maximum total head developed by each pump at shut-off condition at design speed shall be at least ***% but not more than ***% on multiple stage and ***% on single stage of the total head at the design point, excluding circulating water pumps.

2.3           Tanks and Pressure Vessels

Tanks and pressure vessels shall be fabricated from materials suited to the particular service.  Project-specific scope of supply for shop fabricated and field erected tanks is as specifically described by Delta-T Datasheets (attached at the end of this Exhibit).

Field erected tanks shall be provided with ladder access to the top of the tank including necessary cages and handrail around the perimeter of the tank roof.

2.4           Miscellaneous Mechanical Equipment

2.4.1        Circulating Water Equipment Material Selection

The table shown below designates material selection for the cooling tower and circulating water pumps based on the level of chlorides in the circulating water.

Material Selection based on Chloride Levels

Chloride Level (ppm)	Cooling Tower Hardware	CW Pump Bowl Material	CW Pump Discharge Head and Column Material	CW Pump Line Shaft Material	CW Pump Impeller Material	CW Pump Wear Ring Material
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***

2.4.2        Gas Odorization

Gas for building heating does not include odorization unless provided by the gas supplier or the Owner.  A low-pressure, odorized gas from the local utility should be utilized for building heating.

2.4.3        Safety Equipment

The scope of supply of safety equipment for the Plant will include fixed emergency eyewash and emergency shower stations.  The design of all equipment guards, platforms, handrails and ladders will comply with all applicable local, state, and federal requirements.

2.4.4        Equipment Nameplates

All equipment and instruments shall be provided with a nameplate or tag stamped with the equipment ID number used to identify it on equipment/instrument lists and drawings.  Nameplates or tags shall be permanently attached to the equipment using rivets, machine screws, or wire.

2.5           Plant Piping and Valve Requirements

2.5.1        General

This Section addresses the requirements for the design, fabrication, installation and underground protection of all plant piping.  Kiewit shall be responsible for the mechanical design of the piping system, material selection, stress analysis, supports, sizing and general arrangement for safe and successful operation.  System design and material selection shall be in accordance with appropriate codes, as determined by Kiewit.  Standard Delta T piping specifications shall be followed.  If a conflict exists between Exhibit A.2 and said Delta T piping specifications in regard to piping, hangers, insulation, valve requirements, painting, or specialties, the Delta T specifications shall govern.

2.5.2        Plant Piping

2.5.2.1   Piping Standards

Piping standards are listed in the Delta-T Technical Specification — Piping documents CS01, CS02, CS03, CS04, CS05, CS06, SS01, SS02, SS03, SS30, and VIC01.  which identifies proper pipe material and usage based on service.  Non-standard pipe sizes shall not be used.  HDPE piping may be used in acceptable services for underground installation.

2.5.2.2   Pipe Sizing

Pipe sizes shall be selected primarily on the basis of allowable pressure drop for the service and good engineering practice.  The following fluid velocity ranges shall be used as a general guideline for pipe size selection (final sizing may vary based on Delta T specific requirements and recommendations)::

MEDIA	Nominal Pipe Size	Nominal Pipe Size	Nominal Pipe Size	Nominal Pipe Size	Nominal Pipe Size
	***	***	***	***	***
Steam: Saturated Superheated	***	***	***	***	***
Process Piping Pump Suction Pump Discharge	***
Circulating Water: Pump Suction Pump Discharge	***	***	***	***	***
Auxiliary Cooling Water:	***	***	***	***	***
Water Service: Suction Discharge	***	***	***	***	***
Gravity Drains:	***	***	***	***	***
Air:	***	***	***	***	***
Gases:	***	***	***	***	***

Notes:

1. Steam, air, and gas velocities are in feet per minute and water velocities are feet per second.

2. Velocities are for headers in continuous service. Velocities immediately upstream of equipment shall not exceed manufacturer’s recommendations.

3. Recommended velocities specified above may be exceeded for off-design operating cases as long as the resulting pressure loss does not cause an operating limitation.

4. Kiewit to follow Delta-T sizes for process piping.

2.5.2.3	Pipe Line List and Marking

During the project design phase, Kiewit shall prepare a piping line list showing line number, size, insulation requirement, material, pressures, and temperatures.

2.5.2.4	Clearances

Good design practice shall be followed to optimize clearance between piping equipment and passageways for operation and maintenance.

2.5.2.5	Pipe Stress Analysis and Support

Piping systems shall be supported, anchored, and guided so they shall not be overstressed from unsteady state operating conditions and shall not react on equipment beyond limits established or approved by the manufacturers.

2.5.2.6	Pipe Sleeves

All pipes passing through masonry walls or floors shall have sleeves provided. Sleeves shall be sized and have clearances to allow for packing and sealant installation.

2.5.2.7	Dissimilar Metal Joints

In all cases (except for air systems) when a piping connection is made between steel and aluminum or copper, the mating surfaces shall be electrically isolated. For 2-1/2 inch and larger piping, flanges shall be used and the flanged joint shall be made using an electrically non-conducting gasket and flange bolts fitted with plastic ferrules and plastic washers under the bolt heads. The electrical isolation shall be verified after installation. Two-inch and smaller connections may be made using flanges, as stated above, or with dielectric type couplings, bushings or unions.

2.5.2.8	Sewers and Underground Piping

Vessel and other equipment drains (indoors) shall utilize trench drains or interconnect with the plant drainage system and not the storm system. Sewers and drain lines shall run in the general direction of collection or disposal without sharp angles or turns. Buried steel lines shall be coated and wrapped for corrosion protection. Ductile iron, PVC, or HDPE piping may be used in lieu of carbon steel. Cathodic protection and/or coating and wrapping shall be provided as necessary after receipt and review of soils analysis for all underground piping as well as vessels and metallic equipment in contact with the earth. Natural excavated site soils for pipe bedding materials shall be used where practical. Steam drains or traps shall discharge to grade.

2.5.2.9	Vents, Drains, and Manholes

High points shall be vented, and low points drained for all mechanical systems. Silencers are not required for safety relief valves.

2.5.2.10	Temporary Strainers

Temporary strainers shall be provided as required.

2.5.3 Fabrication and Installation

2.5.3.1	General — Pressure Piping Systems

If applicable, intersections and branch connections may be made using direct pipe insertion (branch to run), or by employing fittings, tees, couplings, laterals, crosses, or using weld-o-lets fittings nozzles, weld-o-lets, elbow-lets, etc.

2.5.3.2	Root Connections

Root connections on horizontal or sloping lines shall not be located below the center of the line. The following guidelines shall be observed:

• Root connections for service on steam and condensable vapors or wet gas shall be taken from the top or side of the pipe or from any point between the top and the side.

• Root connections for service on liquids shall be taken from the side or the top of the pipe, with the root nipple horizontal.

• Root connections for service on dry gases shall be taken from the top of the pipe.

2.5.3.3	Fabrication Requirements

Fabrication shall be in accordance with the applicable Codes in Exhibit A.2. All piping and fittings shall be new and clean.

2.5.3.4	Testing

Refer to Delta T Technical Specification— Piping for piping test types, media, and durations.

2.5.3.5	Protection for Shipment and Storage

All flange faces, machined surfaces and threads shall be clean and protected from damage during shipment.

2.5.3.6	Field Installation

Installation and orientation of all gauge glasses, controllers, thermometers, thermocouples, pressure gauges, etc. shall be arranged for operation and maintenance standard to the industry and shall have access as defined in Paragraph 2.1.2.

2.5.4 Plant Valve Requirements

2.5.4.1	Valve Operator Selection

	A.	Power actuated valves shall be supplied where required for automated process control or for safety reasons.

	B.	Air operated valves shall be used for modulating service and/or where a valve is required to fail in the open or closed position.

2.5.4.2	Valve Labeling

All valves shown on the P&IDs shall be clearly labeled with a number referenced to Kiewit supplied valve list and drawings. Numbering system shall be consistent throughout the plant.

2.6           Insulation and Lagging

Kiewit shall furnish and install all insulation and lagging for piping, gas ducts, tanks and equipment to reduce system heat losses, provide personnel protection, and prevent freezing as required for the specific application.

Anti-sweat insulation shall be designed on the basis of the relative humidity of the ambient air considering the fluid temperature within the system in that area. Anti-sweat insulation shall be provided only where piping runs above the ceiling or in finished indoor areas.

All material shall be asbestos free and shall have a fire rating of 25 or less when tested by ASTM E84 method.

2.6.1        Insulation Material and Thickness

Insulation on high temperature surfaces shall conform to the following table. Expanded metal may be used for personnel protection on surfaces where heat retention Is not important.

Service Conditions	Insulation
Equipment and irregular surfaces with normal operating surface temperatures over 140°F	Glass fiber or mineral fiber blanket assemblies
Pipe and tubing with normal operating surface temperatures over 140°F, including fittings, and heat traced lines	High density mineral fiber or pre-insulated tube bundles. Calcium silicate in foot traffic areas.
Valves and pipe specialties with normal operating surface temperatures over 140°F, not including valve operators	Glass fiber blanket assemblies or high density mineral fiber
Valve operators outside normal insulation thickness for piping	None
Ductwork, hot casings, and flat surfaces which are accessible to personnel or which require control of heat losses and have normal operating surface temperatures over 140°F	Mineral fiber block or board

The thickness of the insulation shall be such that the outside lagging surface temperature is not over *** at an *** ambient temperature with a wind speed of *** mph.  Insulation for personnel protection shall be supplied on surfaces above *** within three (3) feet of walkways, ladders and platforms.  Insulation thickness requirements shall be determined by Delta T and shown on the project P&IDs.

3.0          SITE REQUIREMENTS

3.1           Job Site Requirements

The Job Site shall be left properly leveled with no construction debris or dirt piles.  Consideration shall be given to drainage to ensure no low-lying areas are left that would accumulate water.  All drainage shall be away from the buildings.

Installation of site construction utilities shall be planned and constructed by Kiewit.

Tie-points are as assumed as per the Interconnection Table in Exhibit A-1.

3.2           Clearing and Grubbing

As necessary, clearing shall consist of cutting and disposal of all trees, downed timber, stumps, brush, bushes, and debris from the areas to be graded.  Root mats and stumps shall be completely removed and holes refilled and compacted.  Method of disposal is removal from site to an approved disposal site.

3.3           Dewatering

Dewatering provisions for deep excavation conditions and sub-grade drainage for embankments and finished plant facilities shall be provided for the developed plant and yard areas in accordance with the site geotechnical report recommendations.  Water from these dewatering operations will be collected, tested, and disposed of in accordance with applicable regulations.

3.4           Site Grading

Site grades shall be established to reasonably balance earthwork cut and fill volumes.  The maximum grade of site roads shall be limited to ***.

3.5           Finish Grading

All areas disturbed during construction shall be graded to a smooth surface and covered with appropriate material.  Soil compactions shall be confirmed by independent test labs, and shall in no case be less than the recommendations of the Geotechnical Engineering Evaluation Report.

Finish grading shall be performed to conform to the finished design elevations for surface drainage and to prepare the areas to receive the specified surface finishes if required.

3.6           Landscaping

Kiewit has excluded all landscaping from the project scope of supply.

3.7           Laydown and Storage Areas

Kiewit shall clear and grade such additional area as required to provide a laydown area for project construction if required.

3.8           Roadways and Paving

Paved roads shall be designed based upon the geotechnical consultant’s recommendations using wheel loads normal for limited use industrial roads.  Base and surface course materials shall be in accordance with local standards.  All paved roads shall be completed prior to Start-Up.

The site roads and service roads around the facility shall be asphaltic concrete pavement.  ***.  Parking space shall be provided for a minimum of twelve (12) vehicles at the main process building and a minimum of twenty-four (24) at the administration building.

Lime treatment under roads is acceptable for clay soils.

3.9           Sidewalks

Sidewalks will be provided at appropriate locations adjacent to occupied structures, such as the administration/control building and warehouse.

3.10         Crushed Stone Surfacing

The areas within the substation (if in Kiewit’s scope) shall be finished with crushed or screened stone no less than *** in thickness.

3.11         Fencing and Gates

Security fences, where applicable, are to be constructed as follows:  *** galvanized chain link fence.  A security fence shall be installed around the substation (if in Kiewit’s scope) to include the following:  one double leaf equipment gate and one personnel gate.

3.12         Signs

Safety signs shall be provided and installed throughout the Plant in accordance with OSHA guidelines and general industry practice.  Identification for all fire protection equipment shall also be provided.  Traffic markings and signs shall be provided as necessary to assure proper traffic flow, control, and safety.

3.13         Drainage

3.13.1      General

The working areas of the site shall be well drained during and after construction.  The site drainage plan and discharge from the site shall conform to federal, state, and local laws and regulations.

3.13.2      Ponds

Kiewit’s scope of work includes installation of *** wastewater holding ponds sized for containment of ***. Wastewater sources to the pond shall include boiler blowdown, cooling tower blowdown, and water treatment reject water.  Scope of work shall include design and installation of the discharge line from the pond to the northeast corner of the site inside the rail loop as described in the utility tie point list into a newly provided sewer line by Others.  Pond design shall be based upon direction of Aventine in lieu of finalized permits.

3.13.3      Erosion Control

Proper erosion control measures including the use of silt fences, hay bales and seeding shall be employed during construction to control erosion of embankments, temporary material stockpile(s), and to limit sediment runoff.

3.13.4      Storm Water Drainage System

Swales and ditches at *** grade shall be paved or lined with crushed stone to control concentrated flow velocities and minimize erosion and siltation concerns.  The surface area of the switchyard and unpaved areas around and within the power plant shall have a crushed stone surface to facilitate drainage, prevent ponding and provide a driving surface during wet conditions.  Site drainage shall be by surface drainage and swales with roadway culverts as required.  No gutter system shall be provided.

Storm sewer design shall be by the Rational Method Q = CIA Equation:

C =          0.78 heavy industrial

I  =          Technical Paper No. 40 100-year 24 hour rainfall (inches) for plant location

A =         Drainage area in acres

Storm culvert design shall be based on the Manning Equation.

All storm pipe shall be smooth interior corrugated polyethylene pipe, meeting AASHTO Type S.  All pipe shall have end sections on each end with a concrete toe wall on the discharge end only.  Culvert intake end section shall be covered with a wire grid, with a geotextile fabric placed over the wire and aggregate layer placed over the fabric to control soil erosion and reduce silt leaving the site

The storm culvert shall have an envelope of aggregate placed all around with 12” thickness above the top of culvert in an excavated trench section.

Where the storm culvert is discharged into the existing drainage canal, rip-rap protection will be provided to control erosion at the discharge location.

3.13.5      Manholes and Catch Basins

Manholes and catch basins shall be provided as required by final design.

3.13.6      Floor Drains and Sumps

A system of floor drains and sumps shall be incorporated into the overall design of the plant buildings.  The system shall consist of collection troughs, sumps, piping, fittings, and valves necessary for gravity drainage of wastewater to various collection points.  From these points, the wastewater will flow by gravity and/or be pumped to the sewer or the facility effluent discharge point as defined in the interconnection table or back into the appropriate point in the process.

3.14         Subsurface Investigation

Soil investigations for the Plant site that were conducted are included as the “Geotechnical Engineering Evaluation Report” provided herein as Exhibit D.

4.0          STRUCTURAL REQUIREMENTS

4.1           Building Design Requirements

4.1.1        General

Drawings showing floor plans and equipment arrangements shall be submitted by Kiewit to the Owner for Owner’s review and comments.  Buildings may be pre-engineered.

4.1.2        Loadings

Design live loads, seismic, snow, and wind loads shall meet the minimum requirements of the State, municipal codes and regulations, and other applicable codes.

Dead loads shall include all vertical loads due to the weight of permanent structural and non-structural components, including permanent hung loads.  Live loads include all loads other than dead loads, load allowances for piping and electrical and special loads.  They consist of loading not permanently fixed to the structure, and occurring over areas not occupied by equipment.  Actual equipment loads shall be used wherever they exceed the live load specified for that particular area.

Framing shall be designed to support all imposed loads including live, dead, wind, snow, seismic and equipment loads.  Structural framing supporting rotating/vibrating equipment shall be designed such that the natural frequency of individual structural members avoids induced vibration and resonance problems.

4.1.3        Design Conditions

The plant facilities shall be designed to accommodate anticipated construction loading conditions (including hoisting and sliding/jacking loads, etc.) equipment dynamic and impact loads, thermal loads, and provisions for hoist loads shall be considered where appropriate in the design.

All concrete structures and members shall be designed for the load combinations stipulated in ACI 318 or the required building code, whichever governs.

4.1.4        Fire Walls

Any required fire wall(s) shall be located per NFPA and building codes.

4.2           Foundations

4.2.1        Buildings and Equipment Foundations

Buildings and equipment foundations shall be of reinforced concrete.  The recommendations for foundation design contained in the final Geotechnical Report shall be appropriately incorporated in the design.

Due consideration shall be given to overall and differential settlement of structures, structural components, and equipment foundations.

4.2.2        Tank Foundations

Foundations for storage tanks shall be provided with either a ring wall or mat foundation, as appropriate, per recommendations of the Geotechnical Report and the Engineer’s design.  Containment shall be provided as required by applicable regulations or permits.

4.2.3        Embedments, Anchor Bolts, and Sole Plates

Sole plates, anchor bolts, anchors, insert plates, and electrical conduits for process and balance of plant equipment foundations shall be provided.

4.2.4        Duct Banks

Underground conduit for power and instrument cables shall be ***ducts, encased in ***.  When ducts pass under roadways, or are in areas of heavy traffic, the duct bank shall be reinforced per the applicable codes.

4.3           Materials

4.3.1        Concrete and Reinforcing Steel

Design of concrete structures will be in accordance with the latest revision of the Building Code Requirements for Reinforced Concrete, ACI 318 and Specification for Structural Concrete for Buildings ACI 301.  Concrete shall have a minimum compressive strength of 4,000 psi at twenty-eight days.  Reinforcing steel shall conform to ASTM A615, Grade 60.  Welded wire fabric shall conform to ASTM A185.

4.3.2        Concrete Aggregate

Cement shall be ASTM C150, with type to suit the intended use.  Fine aggregate shall be a washed, inert, natural sand conforming to ASTM C33.  Coarse aggregate shall be a well graded crushed stone or washed gravel conforming to ASTM C33.  Water shall be clean and free from injurious amounts of oils, acid, alkali, and organic matter or other substances deleterious to concrete or reinforcement.

4.3.3        Admixtures

Air-entraining admixtures conforming to ASTM C260 shall be used in all concrete subject to freezing.  Concrete subject to freezing shall have an air content between 5% and 7%.  Water-reducing admixtures conforming to ASTM C494 may be used.  All admixtures shall be furnished by the same manufacturer and shall be certified by the manufacturer as compatible.  No accelerators based on the use of calcium chloride shall be allowed.

4.3.4        Steel

Design of the steel structures shall be in accordance with the “Specification for Structural Steel Buildings” of the AISC.  All structural steel shall have a minimum yield stress of 36,000 psi.  50 ksi yield materials for structural members may be used at Kiewit’s discretion.  Girts for siding and purlins for roofing may be cold-formed structural members meeting AISI specification.

4.3.5        Bolts

Anchor bolts encased in concrete shall conform to ASTM A307, unless otherwise specified.  Structural steel connections shall be heavy hexagonal high strength A325 bolts.

4.3.6        Welding Electrodes

Electrodes used in welded connections shall be E70XX, unless noted in specifications.

4.3.7        Steel Decking

Floor and roof decking shall conform to ASTM A446.

4.3.8        Steel Joists and Joint Girders

Joist and joist girders shall conform to the requirements of the Steel Joist Institute.

4.3.9        Structural Steel Pipe and Tubing

Structural steel pipe shall conform to ASTM A53.  Structural Steel tubing shall conform to ASTM A500.

4.3.10      Grating

All grating and stair treads shall be bar grating per applicable codes with spacing per the recommendation of the design engineer.  Serrated grating shall be used on all outside exposed applications, including stairs, platforms, and inclines.

4.4           Testing

The services of qualified materials testing laboratory, or Kiewit’s in-house testing shall be engaged to sample, test, and certify the following construction work and materials are installed as specified:  earthwork materials and compaction; asphalt paving compaction; concrete slump, strength and air entrainment, and grout strength.

4.5           Protective Coatings

All exposed non-stainless, non-galvanized steel shall be primed and painted; except where identified in Section 4.5.1.  Touch-up painting shall be provided for all damaged interior and exterior surfaces.

4.5.1        Structural and Miscellaneous Steel

The protective coatings shall, at a minimum, comply with the following matrix:

Component	Shop Surface Prep.	Primer Type and Color	Finish Coat Type and Color
Interior Structural Steel Building Framing, including Framing for Hangers	***	***	***
Exterior Structural Supports & Framing for Equipment (Note – Galvanizing is also acceptable in lieu of painting.)	***	***	***
Interior Structural Supports & Framing for Equipment	***	***	***
Misc. Steel, Interior (handrail, stairs, ladders, toe plate)	***	***	***
Platform and Stair Grating, Interior and Exterior	***	***	***
Misc. Steel, Interior (handrail, stairs, ladders, toeplates)	***	***	***
Misc. Steel, Exterior (handrail, stairs, ladders, toeplates) (Note – Galvanizing is also acceptable in lieu of painting)	***	***	***

The primer coat will be shop applied.  Kiewit shall field touch-up all primer and finish coats after final erection.  For exterior finish color, manufacturer’s standard colors will be provided to Owner for color selection.  Kiewit shall take into consideration the existing ambient air conditions when finalizing protective coatings.

4.5.2        Equipment, Motors, Valves, Instruments and Other Manufactured Components

All equipment, motors, valves, instruments and other manufactured components shall receive the manufacturer’s standard factory applied primer and finish paint.

Any structural steel supports or any platforms on equipment shall comply with the requirements of Section 4.5.1.

Kiewit shall field touch-up the primer and the finish coat after equipment installation.

4.5.3        Stainless Steel, Galvanized, and Nonferrous Surfaces

All stainless steel, galvanized or nonferrous surfaces will not be finish painted.

4.5.4        Piping, Interior and Exterior, Above Grade

All exterior uninsulated piping shall receive a surface preparation as required by paint manufacturer with one coat (2½ to 3 mils DFT) of inorganic zinc primer.  Interior uninsulated piping shall not be painted.  Insulated piping shall not require priming or finish painting prior to applying insulation.

5.0          ARCHITECTURAL REQUIREMENTS

Note:      In states and localities that may not have adopted a specific building code, the Owner and Kiewit shall mutually agree on which code to use.  All building design shall comply with the code agreed upon.

5.1           HVAC System Design Basis

The HVAC system design basis for the Plant buildings shall be as follows:

Design Basis
Area	Summer	Winter
Control Room	***	***
Admin Areas	***	***
Switchgear Bldg.	***	***
Battery Rooms	***	***
Toilet Areas	***	***
Locker Rooms	***	***
All other Areas (AC not provided)	***	***

Ventilation for “All other Areas” shall be sized for a *** ambient temperature with a *** rise.

Administration Areas do not include the maintenance and shop area.  Maintenance and shop areas shall not have air conditioning.  Maintenance and shop areas shall have heating and ventilation per ASHRAE.

5.2           Building Requirements

The control room shall house the necessary controls required for a control room operator to efficiently operate the Plant..  The Control/Administration, Warehouse, Maintenance Building and Water Treatment Buildings (as required) shall be pre-engineered insulated weather tight siding and roofing, with appropriate lighting, sanitary, and heating and ventilation facilities.    Kitchen equipment and vending machines including but not limited to dishwasher, refrigerator, trash compactor, and microwave are by the Owner.  All furniture is by the Owner.  Conduits shall be provided throughout the Control/Administration Building for Owner-furnished and installed telephone and communication cables.

Other buildings, such as 5 kV Switchgear, Cooling Tower MCC, Electrical Equipment, as well as others of similar design and service (as required), shall be pre-engineered, insulated weather tight siding and roofing with appropriate heating, lighting and ventilation facilities.  Where applicable, some buildings may be vendor pre-manufactured.

6.0          ELECTRICAL SYSTEM

6.1           General Requirements

The electrical system for the Plant shall include all electrical equipment except as indicated otherwise below.  These components shall generally include:

•      High voltage switchyard (by others)

•      Medium voltage *** switchgear

•      Auxiliary power transformers

•      Medium voltage *** switchgear and motor control

•      Low voltage *** secondary unit substations and motor control centers

•      Essential AC (UPS) supply systems

•      Lighting transformers and lighting panels

•      Plant fire alarm and detection system

•      Plant telephone system service ducts to main telephone distribution terminal board location (cable by Owner).

•      Grounding system

•      Lightning protection as required by code

•      Complete wiring and raceway system

•      Plant control system except as provided as part of manufacturer’s packaged equipment

•      Heat tracing for piping and instrumentation as shown on the P&ID’s

•      Cathodic protection for underground metal pipe and structures as required by soils analysis and design

6.2           Codes

Components that are standard UL listed and labeled shall be provided where available.

6.3           Electrical Distribution

6.3.1        System Capacity and Design Criteria

The facility distribution system shall be designed with a sufficient ampacity to support maximum electrical requirements for the facility.

The electrical design of the medium and low voltage levels distribution system shall be demonstrated by engineering calculations prior to final selection of equipment.  This design shall coordinate selection of switchgear interrupting ratings, voltage ratios and impedances of auxiliary transformers, cable sizes, and load equipment rating to meet the following criteria:

A.    Switchgear and circuit interrupting devices at all voltage levels shall have adequate interrupting and close and latch capability for the calculated available 3-phase and line-to-ground fault currents.  Calculations shall be in accordance with ANSI C37 series standards.

B.    It shall be possible to start the largest motor on an otherwise fully loaded system without depressing any bus voltage to a level where running motors stall or where motors or driven equipment are at risk of damage or controllers would dropout.

C.    Under normal operating conditions, the *** voltage levels shall be 95% to 105% of nominal.

D.    Under normal operating conditions, the *** voltage levels shall be 95% to 105% of nominal.

E.     Under normal operating conditions, the low voltage systems shall be 95% to 105% of nominal.

6.3.1.1   Relaying and Protective Devices

The electrical protective system for the electrical system including the *** and *** motor control centers, *** switchgear, and power transformers, will be fully coordinated and selected to provide a system which permits the circuit interrupting device closest to an electrical fault to operate first.

The protective relay system or direct acting trips will be provided for the electrical equipment as required by the NEC.

6.3.1.2   Electrical Protection and Metering

The electrical protection consists of solid state and/or electromechanical relays required to provide proper protection for the entire electrical system.

The electrical protection is designed with protection in the form of primary protection schemes. The electrical protection is designed to isolate the source of the electrical fault and to provide a safe shutdown of the Plant.  Relaying devices shall be grouped in central locations such as relay panels, switchgear cubicles, etc.

The electrical metering provides indications at the switchgears and load centers for volts, amps, watts, vars, power factor, frequency and watt-hours.

6.4           Medium Voltage Power System

6.4.1        General

The following description covers the general requirements of the electrical equipment necessary to provide 4160-volt, 3-Phase, 60-Hertz power for the Plant’s large motor loads.

6.4.2        System Type and Grounding

The *** system shall be of the 3-Phase, wye connected, resistance grounded neutral type with neutral over current protection.  Resistance should be sized to limit transient over-voltage during ground fault.

The *** will typically feed motors larger than *** hp.  Motors larger than *** hp with VFDs may be ***.

6.4.3        Unit Auxiliary Power Transformer(s)

The unit auxiliary power transformer(s) shall be 3-phase, 60-Hertz, delta connected primary; and ***, 3-phase wye connected resistance grounded secondary.  The transformer top KVA rating shall be sized for the normal connected operating load with suitable margin.  The transformer and its impedance shall also be of a size to allow across-the-line starting of the largest *** volt motor with a normal compliment of motors required for normal operation in the full load condition within specified voltage drop.

Transformer shall have copper windings and shall be dry type or oil-filled.  Impedance, BIL, sound level, and voltage connections, etc., shall be in accordance with ANSI and NEMA standards.  ***

Transformer accessories shall include:

•      Surge protection

•      Winding temperature indicator

•      Oil temperature indicator

•      Alarm functions shall be grouped as determined by Kiewit for monitoring by the DCS

6.4.4        *** Volt Motor Controllers

Medium voltage motors (typically rated at larger than *** HP) shall be fed from a grouped indoor lineup of medium voltage combination motor contactors.  Each motor contactor shall be complete with full voltage magnetic contactor in accordance with NEMA ICS 2-234, class E2 or other appropriate standard, isolating switch and current limiting power fuses to interrupt the short-circuit current.  All components shall be front accessible, facilitating routine inspection and parts replacement.  The bus bars shall be copper and insulated.

Motor protection shall be provided by microprocessor based multifunction devices such as Multilin or equivalent.

The incoming line structure shall have a door mounted, solid-state, multi-function, protection module.  The module shall have nonvolatile memory, separate alarm and trip contacts and the following functions.

•          RMS line current (each phase)

•          RMS line-to-line voltage (each phase)

•          RMS line-to-ground voltage

•          Megawatts (instantaneous and peak demand)

•          Megawatt hours

•          Frequency

•          Phase loss-reversal and unbalance alarm and trip contacts

•          Undervoltage and over-voltage alarm and trip contacts.

6.5           Low Voltage Power System

6.5.1        General

The following description covers the general requirements of the electrical equipment necessary to provide ***, 3-phase, 60-Hertz power for the plant 480-volt distribution system.  The *** switchgear will feed *** motor control centers, which will typically control motors ¾ through ***.  Motors larger than *** with VFDs may also be fed from the *** distribution system..

6.5.2        System Type and Grounding

The *** volt system shall be of three-phase, wye connected, solidly grounded neutral type or high resistance ground type.

6.5.3        Station Service Transformer

The station service transformer shall be ***.  The top transformer KVA rating shall be sized for the normal connected operating load.  Transformer impedance and capacity shall be adequate to allow across-the-line starting of the largest

***volt motor with all other normally running motors in the full load condition within specified voltage drop.

The transformer shall have copper windings.  Impedance, BIL, sound level, and voltage connections will be in accordance with ANSI and NEMA standards.  ***.

The ratio of iron to copper losses, and design in general, shall be chosen to minimize operating losses as much as practical.

6.5.4        *** Volt Motor Control

6.5.4.1   General

The following description covers the general requirements for control of *** volt, 3-phase, 60-Hertz, single speed induction motors.

6.5.4.2   Motor Control Centers

***volt motor control centers shall be used to house the *** motor starting equipment.

Motor control centers shall have bus bracing adequate for the symmetrical fault current available.  Main bus shall be of copper construction.

Feeder circuit protection shall be accomplished by circuit breakers.  Where required to meet available short circuit current, breakers shall be provided with current limiting fuses or shall be of the current limiting or high current interrupting type.

6.5.4.3   Motor Starters

Motor starters shall be of the combination full voltage type.  Where required to meet available short circuit current, breakers shall be provided with current limiting fuses or shall be of the high current interrupting type.

Motor starters shall have three (3) overload devices, one per phase.  Wiring shall be NEMA type 1B.

To the extent practical, all motor starters in the motor control centers shall be of the same manufacturer to ensure interchangeability of parts and to minimize stocking of spare parts.

6.6           Motors

6.6.1        Medium Voltage Motors

The motors for all pumps, fans and process equipment shall be sized for the greatest expected horsepower requirement with a service factor of ***.  A *** service factor may be used if the motor nameplate horsepower exceeds the maximum expected continuous horsepower by at least 10%.

All windings shall be copper.  Motors shall be manufactured, tested and applied in accordance with the latest revision of NEMA Standard MG-1.

6.6.2        Low Voltage AC Induction Motors

6.6.2.1   Electrical

The motors for all pumps, fans and process equipment shall be sized for the greatest expected horsepower requirement with a service factor of ***.  A *** service factor may be used if the motor nameplate horsepower exceeds the maximum expected continuous horsepower by at least 10%.

Motors shall generally be NEMA Design B, F-class insulation, squirrel cage, induction type for full voltage starting and continuous duty.

Motors larger than *** hp shall typically be ***volt except for motors with ***.

Motors between *** and ***hp shall typically be ***volt, 3-phase, 60-Hertz.  Motors less than *** hp shall be ***, single phase.  All windings shall be copper.

All outdoor ***volt motors shall have motor space heaters.

Low voltage bus voltage shall remain within acceptable limits as defined by ANSI/IEEE and NEMA MG-1, which shall be proven in project load flow or motor starting studies.

6.6.2.2   Enclosures

All motor enclosures shall meet the requirements of the electrical classification for the building or plant area in which they are installed. Electrical classification for each building or plant area shall be based on the area classifications defined by NFPA 70 (latest edition).

On all TEFC motors, a tapped drain hole with a drain plug shall be provided and located at the lowest point of the motor to prevent accumulation of moisture within the motor due to condensation.

6.6.2.3   Bearings

On motors through Frame ***, bearings shall be anti-friction, or the “re-greasable in service” type, with motors either running or stopped.

6.6.2.4   Standards

Motors shall be manufactured, tested and applied in accordance with the latest revision of NEMA Standard
MG-1.

6.6.2.5   Vertical Motors

Vertical motors shall follow the same general requirements as horizontal induction motors except as follows:

•  Shafts may be solid or hollow as applicable to the application.

•  Bearings shall be thrust-type locked for thrusts in both directions.

•  Motors shall be provided with reverse direction ratchets when on pumping applications where water can turbine through the pump backwards.

6.7           Wiring Systems

6.7.1        General Requirements

Kiewit shall furnish and install a complete wiring system, including all conduit, cable tray, fittings, wire and cable, and all other necessary material to ensure a complete operating electrical system.  All wiring shall conform to the National Electrical Code as to materials and installation.  A numeric identification system shall be installed on all field installed electrical and control system wiring.

The system is required to operate continuously throughout the service life of the plant.  Electric wire and cable are expected to perform satisfactorily during start-up, operation, normal or emergency shutdown of the plant, and shall be suitable for the intended installation condition (i.e., wet, dry, indoor, outdoor, exposed, in cable tray, direct burial, etc.).

6.7.2        Conductors

Conductors for ***volt insulated wire and cable shall have stranded copper conductors.  Maximum conductor operating temperature shall be 90°C.

Lugs used for terminating conductors shall be of the compression type.  Lugs shall be rated for operation consistent with operating temperature of cables installed.

6.7.3        Cable Ampacity

All cable ampacity shall be 90°C rated.  However, depending on the cable size and the temperature rating of the device on which the cable is terminated, the allowable ampacity may be less than the 90°C rating.  Power cables shall be UL labeled and color-coded in accordance with NEC requirements.  In addition, the following conditions shall be considered when selecting cable sizes:

A.    Check short-circuit capacity to ensure that insulation and conductors are not damaged when a short circuit occurs at the end of the line, for MV circuits and low voltage power feeds to switchgear and MCC’s.

B.    Cables that are routed through several types of installation conditions shall be selected using the installation condition that results in the largest cable size.

C.    Voltage drop in the cable circuit shall be limited to ensure proper operation of end-use device and voltage levels shall concur with manufacturer’s recommendations.

D.    Voltage drop shall be based on total system voltage drop including the allowance of Section 6.3.1 of this Exhibit A.2.

6.7.4        Insulation

Cable insulation for *** copper power cable shall be extruded semi-conducting stranded shielded, 105°C, EPR insulation (133%), extruded semi-conducting insulation shield, copper shield and overall PVC jacket, NEC type MV-105,  UL-listed.

Cable insulation for *** copper power cable shall be extruded semi-conducting stranded shielded, 105°C, EPR insulation (133%), extruded semi-conducting insulation shield, copper shield and overall PVC jacket, NEC type MV-105, UL-listed.

Cable insulation for *** copper power/control cable shall be cross-linked polyethylene (XLP), overall PVC jacket, NEC type TC, UL-listed, unless otherwise specified.

*** volt copper instrumentation cable shall be twisted, shielded with aluminum/mylar tape, *** AWG tinned copper drain wire, 90°C cross-linked polyethylene (XLP) insulation, overall PVC jacket, NEC Type TC, UL-listed.

Multi-pair instrument and thermocouple cables shall have individual shield per pair and an overall shield.

*** thermocouple extension wire shall be chromel-alumel (Type KX), 90°C cross-linked polyethylene (XLP) insulation, twisted shield with aluminum/mylar tape, *** AWG tinned copper drain wire, overall PVC jacket, NEC Type TC, UL-listed.

6.8           Plant Lighting

6.8.1        General Requirements

Lighting shall be provided for equipment enclosures and building interiors such that plant operators can start, stop, and monitor equipment and systems 24 hours a day.  Exterior lighting shall be controlled by photoelectric cells and shall be provided for the roadways, parking areas, outdoor equipment areas, DDGS and WDGS loadout areas, and ethanol loadout areas.  (Lighting intensities to be per IES for the area of the Plant and the work functions to be performed there.)

Lighting shall be mounted on structures or poles, if necessary.

6.8.2        Voltage System

Lighting electrical systems voltage shall be 3-phase, four-wire, *** or *** volts.

6.8.3        Energy Efficient Lamps and Ballasts

Energy efficient lamps and ballasts shall be used.  Energy efficient lamps with a high lumen output per watt, such as high-pressure sodium, shall be used for high bay lighting applications.  Circuit arrangement shall permit selective on/off switching of lights in areas where personnel are absent.

6.8.4        Emergency Lighting

Kiewit shall provide sufficient emergency lighting in equipment areas, as required, to allow safe movement of personnel on loss of station power.  Emergency lighting and exit lights shall be provided by self-contained battery packs capable of maintaining rated output for 90 minutes.  Additionally, emergency lighting shall have its normal power source be connected to the area lighting circuits.

6.8.5        Lighting Transformers and Panels

Lighting transformers shall be dry type.  They shall have *** spare capacity for future load conditions.

Lighting and power distribution panels shall have *** spare load capacity for future load additions.  Kiewit shall provide only panels with copper bus bars.

6.8.6        Obstruction Lighting

Obstruction lighting shall be provided, if required, in accordance with the requirements of Federal Aviation Administration (FAA) Advisory Circular 70/7460-1J and 150/5345-43E.  Plans, as prepared by Kiewit, shall be delivered by the Owner to the appropriate FAA office for the region to facilitate FAA review of the facilities overall impact to air traffic in the local area.

6.9           Raceways

Raceways shall be designed for a level of reliability equal to or exceeding that of the cables they contain.  All cable trays, conduit, and other raceways shall conform to the National Electrical Code as to materials and installation.  Raceways shall be UL labeled.

6.9.1        Cable Trays

Cable trays shall be installed as a complete system with all necessary fittings and accessories to minimize undue stress or damage to the cables they contain.  Access space for cable installation in tray shall be maintained from adjacent trays, walls, pipes and other objects including those above and below tray.  Horizontal spacing between trays shall be a minimum of 12”.

All power and control power cable trays shall have a bare ground conductor of the size assigned to the system, run on the outside of cable tray and attached to the tray.  For parallel runs it is allowed to use one run of ground conductor on the highest voltage level tray with a bond to other trays, one bond per other tray section.

All indoor power and control cable trays shall be aluminum or hot dipped galvanized steel.  Trays run outdoors shall be hot dipped galvanized rigid steel or aluminum ladder type and the top tray in a stacked configuration shall have an inverted “V” type top cover to exclude dirt and foreign matter and to provide cable(s) sunlight protection.  Around cooling towers, outdoor trays may be aluminum or fiberglass.  Trays that are accessible to personnel shall have covers to prevent accidental cable contact.  Instrumentation cable trays shall be aluminum or hot dipped, galvanized rigid steel, ladder or solid bottom type with covers.

Stacked tray configurations (if used) shall be stacked in accordance with voltage level with higher voltage at the top, as follows:

Thermocouple and RTD wires shall be low voltage level code 4.

Fire detection wiring shall be run in dedicated conduit.  Data highway communications shall be in dedicated conduit.

Cables of any level shall not run in the same cable tray with other levels without noise separation partitions.  All cable drops from cable tray shall be in conduit, except indoors.  Cable drops indoors shall be installed up to the maximum distance allowed by NEC.

Conduit shall be provided with grounding bushings bonded to the cable tray grounding conductor.

Separate barriers in trays are also acceptable as voltage separation.  Where barriers are utilized for voltage separation only the next level (higher or lower) may occupy the same tray.  Tray barriers shall be continuous for the entire length of the tray.

6.9.2        Conduits and Duct Banks

Conduits shall be installed as a complete system and shall be securely fastened in place.

All underground raceway will be ***encased ***, unless otherwise required to be Rigid Galvanized Steel (RGS) with a continuous *** AWG bare stranded copper grounding conductor, two per duct bank.  All duct bank elbows shall be *** or ***.  All aboveground conduit extensions shall be ***or ***.  All facility lighting shall be fed by conduit run accessible cable.  Street lighting may be direct burial cable.

All exposed raceway shall be ***.

For above ground installation, minimum conduit size utilized shall be *** trade size.  Minimum duct size shall be *** trade size.

All fittings and materials used for connection to electrical enclosures shall be selected in order to maintain NEMA classification of the enclosure.  Conduit terminations to motors and equipment subject to vibration shall be made with flexible conduit and maximum of 6’-0” long.  All RGS conduits shall be provided with grounding bushings, except when connecting to threaded equipment hubs, and bonded per NEC requirements.

6.9.3        Equipment Enclosures

All equipment enclosures shall be NEMA 1 for indoor conditioned areas, NEMA 12 for other indoor applications, NEMA 4 for outdoor applications and wet environments, and NEMA 7 for explosion proof, hazardous locations.

6.10         Plant Grounding System

6.10.1      General

Kiewit shall install a complete electrical grounding system in accordance with applicable portions of the NEC Article 250, IEEE Standard 80 and 142, with NECA “Standard of Installation”, and in accordance with recognized industry practices.  Design shall have assured that acceptable levels of step and touch potential are not exceeded either for exposure to plant personnel or for external exposure via transfer potentials.

6.10.2      Lightning Protection

Lightning protection, along with the required interconnecting cabling to the grounding system, shall be provided on structures as determined by a lightning protection analysis/study. Final lightning protection design shall comply with all applicable requirements of NFPA, IEEE, and ANSI standards.

Contract Drawings

***

Delta-T  Datasheets

***

Date:

Name:
Company:
Address:
Address:

Reference:	Aventine EPC Contract

Subject:	Contractor Invoice No. XX

Gentlemen:

Kiewit Energy Company, a Delaware Corporation (“Contractor”), submits this application for payment (“Certificate”) pursuant to Section 8 of the Aventine Renewable Energy-Aurora West, L.L.C. Engineering Procurement and Construction (the “Contract”) between Contractor and Aventine Renewable Energy-Aurora West, L.L.C. (“Owner”) dated as of [DATE] (“contract”).

Unless otherwise defined herein, all capitalized terms used in this Certificate shall have the meanings specified for such terms in the Contract.

1.             The undersigned is duly authorized representative of Contractor, authorized to execute and deliver this Certificate on behalf of Contractor.

2.             The following is a summary of the current status of the Contract account:

Original Contract Price:	$xxx,xxx,xxx

Contract Price to Date:	$xxx,xxx,xxx

Amount of Payments that	$xxx,xxx,xxx
Contractor Has Received to
Date: [DATE]

3.             The information in all material documents and supporting papers prepared or signed by Contractor or any of its officers or employees and submitted to Owner and in direct support of this Certificate and in connection with the Work, taken as a whole is in all material respects, true, correct, and complete.

4.             The Work is being performed in accordance with the Contract.

5.             That portion of the Work, as particularly set forth in Exhibit “A” hereto was completed during the month of [MONTH], entitling Contractor to a Progress Payment of $xxx,xxx.

6.             There are no known mechanics’ or materialmen’s liens outstanding  at the date of this Contractor’s invoice, all due and payable bills with respect to the Work have been paid to date or are included in the amount requested in current application, and, except for such bills not paid but so included, there is no known basis for the filling of any mechanics’ or materialmen’s liens on the Project or the Work except as described below, and all required releases from all Subcontractors have been

KIEWIT ENERGY COMPANY

7906 N. Sam Houston Pkwy. West, Suite 300

(281) 517-8900          (281) 517-8909 fax

obtained so as to cover all amounts requested herein in such form as to constitute an effective release of lien (corresponding to payments received by them) under the laws of the State of Nebraska (copies of which are attached hereto and incorporated herein by this reference).  Contractor has actually performed and Contractor has not been paid for the Work covered by this Contractor’s Invoice.

7.             Attached as Exhibit “B” hereto are the certifications, Partial Releases and Waivers of Liens and Claims, and Final Releases and Waivers of Liens and Claims prepared by Contractor and each Subcontractor and Vendor either assigned to or contracting directly with Contractor as applicable.

8.             Work uncertified from the Contractor’s invoice dated (Blank) has been completed (except as may be set forth in Schedule 1), and any disputes concerning less than full certification have been resolved by written agreement among Owner and Contractor, a copy of which resolution is attached as Exhibit “C” hereto, and Contractor is entitled to a payment which includes:

9.             Except as set forth in Schedule “1” attached hereto, Contractor is aware of no facts that would constitute the basis for a Change in Work as defined in Article 6.  Schedule “1” describes each Change in Work submitted by Contractor pursuant to Article 6 and also describes each event that provides the basis on which Contractor can claim that the Contract should be increased or that any of the project guaranteed dates should be extended and with respect to each such event, including Force Majeure Events, specifics the amount of such proposed increase in the Contract Sum and the duration of each such proposed extension to the extent the information is available and/or known.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the date first above written.

By:
Project Manager

Witness:
Business Manager

Encl;       Invoice Detail

Lien Waiver

cc: District file

FINAL WAIVER AND RELEASE OF LIENS UPON PAYMENT

The undersigned,                                  , of Kiewit Energy Company (“General Contractor”) has under an agreement with Aventine Renewable Energy-Aurora West L.L.C. (“Owner”), furnished certain materials, equipment, services, and/or labor for the project known as Aventine Renewable Energy-Aurora West Ethanol Plant (“Project”), which is located within the City of Aurora , County of Hamilton, and more particularly described as follows:

Lots Five (5) and Six (6) Aurora West Subdivision, Aurora, Hamilton County, Nebraska

Upon receipt of the sum of $                     , the General Contractor waives and releases any and all liens or rights of liens with regard to the Project against Owner, its parents, affiliates, subsidiaries and divisions, and the foregoing described Property or any right against any labor and/or material payment bond.

General Contractor acknowledges that this Waiver and Release is given to induce the payment recited above, and that this Waiver and Release is in substantial conformance with the requirements of all applicable laws.

Given under hand and seal this          day of            , 20        .

General Contractor

Signed

By:

Title

FINAL WAIVER AND RELEASE OF LIEN AND CLAIMS

The undersigned,                                  , of                                        (“SubContractor”) has under an agreement with Kiewit Energy Company (“General Contractor”), furnished certain materials, equipment, services, and/or labor for the project known as Aventine Renewable Energy-Aurora West Ethanol Plant (“Project”), which is located within the City of Aurora , County of Hamilton, and is owned by Aventine Renewable Energy-Aurora West L.L.C. (“Owner”), and more particularly described as follows:

Lots Five (5) and Six (6) Aurora West Subdivision, Aurora, Hamilton County, Nebraska

The SubContractor waives and releases any and all claims, demands, actions, causes of action or other rights with regard to the Project against Owner, General Contractor, and their respective parents, affiliates, subsidiaries and divisions, and the Property, at law, under a contract, in tort, equity or otherwise, and any and all liens or claims of liens or any right against any labor and/or material payment bond it has, may have had or may have in the future upon the foregoing described Property or in relation to Subcontractor’s performance of work on or the furnishing of equipment, services, and or labor for the Project.   Subcontractor agrees to indemnify, defend, and hold the Owner and General Contractor, and their respective parents, affiliates, subsidiaries and divisions, harmless from and against any liens and/or claims for any labor, material, or services furnished for or in connection with or incorporated on the premises by, through, or to the SubContractor prior to the date hereof.

This Waiver and Release applies to all facts, acts, events, circumstances, changes, constructive or actual delays, accelerations, extra work, disruptions, interferences and the like which have occurred, or may be claimed to have occurred prior to the date of this Waiver and Release, whether or not known to the SubContractor at the time of execution of this Waiver and Release.

The SubContractor acknowledges that this Waiver and Release is in substantial conformity with the requirements of applicable laws, and shall be binding and conclusive against Subcontractor for all purposes.

Given under hand and seal this             day of              , 20           .

SubContractor

Signed

By:

Title

INTERIM WAIVER AND RELEASE OF LIEN UPON PAYMENT

The undersigned,                                  , of Kiewit Energy Company (“General Contractor”) has under an agreement with Aventine Renewable Energy-Aurora West L.L.C. (“Owner”), furnished certain materials, equipment, services, and/or labor for the project known as Aventine Renewable Energy-Aurora West Ethanol Plant (“Project”), which is located within the City of Aurora , County of Hamilton, and more particularly described as follows:

Lots Five (5) and Six (6) Aurora West Subdivision, Aurora, Hamilton County, Nebraska

Upon receipt of the sum of $                          (“Current Payment”), the General Contractor waives and releases any and all liens or rights of liens with regard to the Project against Owner, its parents, affiliates, subsidiaries and divisions, and the foregoing described Property or any right against any labor and/or material payment bond it has or may have through the date of         /         /         (“Current Date”).

General Contractor acknowledges that this Waiver and Release is given to induce the payment recited above, and that this Waiver and Release is in substantial conformance with the requirements of all applicable laws.

Given under hand and seal this         day of              , 20          .

General Contractor

Signed

By:

Title

INTERIM WAIVER AND RELEASE OF LIENS AND CLAIMS

The undersigned,                                  , of                                   (“SubContractor”) has under an agreement with Kiewit Energy Company (“General Contractor”), furnished certain materials, equipment, services, and/or labor for the project known as Aventine Renewable Energy-Aurora West Ethanol Plant (“Project”), which is located within the City of Aurora , County of Hamilton, and is owned by Aventine Renewable Energy-Aurora West L.L.C. (“Owner”), and more particularly described as follows:

Lots Five (5) and Six (6) Aurora West Subdivision, Aurora, Hamilton County, Nebraska

The SubContractor waives and releases any and all liens or claims of liens and all claims, demands, actions, causes of action, or other rights with regard to the Project against Owner, General Contractor, and their respective parents, affiliates, subsidiaries and divisions, and the foregoing described Property or any right against any labor and/or material payment bond it has or may have through the date of         /         /         (“Current Date”) and agrees to indemnify, defend, and hold the Owner and General Contractor, and their respective parents, affiliates, subsidiaries and divisions, harmless from and against any liens and/or claims for any labor, material, or services furnished for or in connection with or incorporated on the premises by, through, or to the SubContractor prior to the date hereof.

SubContractor covenants and agrees to apply sums received as the Current Payment first, and in no event later than 15 days after the Current Date, to pay all employees, laborers, materialmen, subcontractors and subconsultants employed by the undersigned in connection with the Project and all bills or indebtedness incurred through the Current Date for materials, equipment, services, and/or labor and taxes, furnished by such parties to the undersigned in connection with the execution of SubContractor work on the Project.

SubContractor acknowledges that this Waiver and Release is in substantial conformance with the requirements of all applicable laws.

Given under hand and seal this            day of            , 20         .

SubContractor

Signed

By:

Title

Kiewit Energy Co.	MONTHLY PROGRESS INVOICE No. 1

Aurora Ethanol
CONTRACTOR:	CONTRACTOR ADDRESS:	CO. No.: 346	DATE:
Kiewit Energy Co.	7906 N. Sam Houston Pkwy W. Suite 300, Houston, TX 77064	Job No.: 30204	PARTIAL or FINAL
OWNER:	OWNER ADDRESS:	PROJECT MANAGER:
Aventine Renewable Energy-Aurora West, L.L.C.	1300 S. 2nd St., Pekin, IL 61554	Flo Sepulveda
PROJECT LOCATION:	PROJECT NAME:	PERIOD FROM:	PERIOD TO:
Aurora, Nebraska	Aurora Ethanol

Item	Description	Weighted % of Value	Original Contract Value	Approved CO’s	Current Contract Value	Progress Previous Periods		Progress This Period		Progress To Date
						% Comp.	In Dollars	% Comp.	In Dollars	% Comp.	In Dollars

A.	Sitework	***	***		***
1.
2.
3.
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

B.	Piling	***	***		***
1.
2.
3.
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

C.	Excavation	***	***		***
1.
2.
3.
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

D.	Concrete	***	***		***
1.
2.
3.
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

E.	Structural Steel	***	***		***
1.
2.
3.
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

1

Item	Description	Weighted % of Value	Original Contract Value	Approved CO’s	Current Contract Value	Progress Previous Periods		Progress This Period		Progress To Date
						% Comp.	In Dollars	% Comp.	In Dollars	% Comp.	In Dollars

F.	Pre-Engineered Buildings	***	***		***
1.
2.
3.
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

G.	Equipment Installation	***	***		***
1.
2.
3.
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

H.	Pipe Erection	***	***		***
1.
2.
3.
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

I.	Electrical & Instrumentation	***	***		***
1.
2.
3.
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

J.	Start-up	***	***		***
1.
2.
3.
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

K.	Engineered Equipment	***	***		***
1.
2.
3.
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

L.	Scaffolding	***	***		***
1.
2.
3.
	Subtotal:	***	***	$ 0	***	0.0%	$ 0	0.0%	$ 0	0.0%	$ 0

2

Item	Description	Weighted % of Value	Original Contract Value	Approved CO’s	Current Contract Value	Progress Previous Periods		Progress This Period		Progress To Date
						% Comp.	In Dollars	% Comp.	In Dollars	% Comp.	In Dollars

M.	Construction Equipment	***	***		***
1.
2.
3.
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

N.	Indirects	***	***		***
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

O.	Mobilization
1.	Upon Contract Award	***	***		***
2.	Month 1 (est June 30, 2007)	***	***		***
3.	Month 2 (est July 30, 2007)	***	***		***
4.	Upon Notice to Proceed	***	***		***
	Subtotal:	***	***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0

P.	PROJECT TOTALS		***	$0	***	0.0%	$0	0.0%	$0	0.0%	$0
Q.	APPROVED CHANGE ORDERS								$0		$0
R.	REVISED CONTRACT AMOUNT			$0	***		$0		$0		$0

Wire Transfer Funds To:	Total Completed To Date:	$0
First National Bank of Omaha	Total Retainage:	$0
1620 Dodge Street, Omaha, NE 68197	Total Earned Less Retainage:	$0
Kiewit Energy Co.	Less Previous Payments:	$0
Account No.:***	Current Amount Due:	$0
				AVENTINE RENEWABLE ENERGY
Routing No.: ***				AURORA WEST, L.L.C.

KIEWIT ENERGY COMPANY			Reviewed By:	, Site Representative
Approved By:			Approved By:	, Project Manager

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EXHIBIT C
PERFORMANCE TEST PROTOCOLS

1.             Performance Test Protocols

1.1           Pre-Test Preparation

1.1.1        Prior to the PERFORMANCE TEST, the Plant must have reached Mechanical Completion.  In addition, the OWNER must have run the Plant at or near design rate consistently for a period of ***, as evidenced by Plant operational data provided to KIEWIT by OWNER, before the PERFORMANCE TEST is initiated. This *** operating period may be reduced or waived upon the agreement of the KIEWIT Test Coordinator and the Owner Representative.  Before commencement of PERFORMANCE TEST, KIEWIT shall notify OWNER in writing at least *** prior to planned commencement of the PERFORMANCE TEST that all pre-test conditions have been satisfied, including the following:

•              Adequate and competent supervision, personnel and resources for effective operation, maintenance and performance analysis of the Plant, including laboratory analysis, temporary meters or other measuring devices and instrumentation specified as to accuracy and reproducibility by KIEWIT in advance of the PERFORMANCE TEST required to conduct and evaluate the PERFORMANCE TEST shall have been furnished.  The Plant shall be operated and maintained in accordance with the technical advice and instruction from the Operations Manual and on-site directives from KIEWIT, and otherwise within generally accepted practices within the fuel ethanol industry.

•              The Plant, its machinery, equipment, instrumentation and piping, shall all be clean lubricated where appropriate, leak tight, and ready to operate according to design specifications.  All systems and appropriate checkouts and calibrations shall have been completed and documented by responsible Plant technicians, contractors, and/or vendors.  Analytical and any special test equipment and reagents will have been calibrated and made accurate.

•              Cleaning (CIP) of the process equipment has been accomplished *** or less before the PERFORMANCE TEST per KIEWIT direction and standard procedures set out in the KIEWIT Operations Manual. This requirement to CIP within *** may be reduced or waived upon the agreement of the KIEWIT Test Coordinator and the Owner Representative.  All ingredients and supplies required to complete the test are on hand.  This includes, but is not limited to, feedstock of corn (meeting specifications listed in Article 7 Section 1.2) supplied in stable quantities sufficient to support Plant operation at a rate up to *** of the guaranteed fuel ethanol production rate, as well as sufficient steam, water, stable permanent power, and other utilities, enzymes, chemicals, and other ingredients of the type specified by KIEWIT in the Operations Manual and supplies to support Plant operation at a rate up to *** of the guaranteed fuel ethanol production rate.

•              Adequate operation, analytical, and maintenance support shall be scheduled for the test period.

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1.2           Coordination

1.2.1        KIEWIT shall coordinate the PERFORMANCE TEST with OWNER during the *** PERFORMANCE TEST period.  This coordination of the PERFORMANCE TEST activities will be handled by a KIEWIT Representative designated to serve as KIEWIT’s Test Coordinator (“Test Coordinator”).  The Test Coordinator will work with an individual designated by the OWNER to be its Representative for the PERFORMANCE TEST to set the test schedule and to coordinate operations during the test period. KIEWIT will also assign KIEWIT Shift Coordinators to support the operation during the test period.

1.2.2        OWNER shall supply, or cause to be supplied, all feedstock, utilities and other supplies and services required to conduct the PERFORMANCE TEST, as specified under Section 1.1.1 above, throughout the entire Plant during all PERFORMANCE TESTS.

1.2.3        OWNER shall direct its personnel in the operation of the Plant in a manner consistent with the operating parameters provided in the Operations Manual.  Owner’s personnel shall be under the direction of Kiewit.

1.3           Conducting the Test

1.3.1        The KIEWIT Test Coordinator shall be provided with operating data by the OWNER sufficient to verify that the Plant is operating at a condition suitable for initiation of the PERFORMANCE TEST.  At the scheduled start time of the PERFORMANCE TEST, the KIEWIT Test Coordinator will signal that the test has formally begun and will direct operators to take the initial test measurements. The test will be conducted over a *** period of operation.  During the Test period, the Plant shall be operated by the OWNER in compliance with the KIEWIT Operations Manual and instructions provided by KIEWIT, including, without limitation, adjustments in temperatures, pressures, feedstock rates, steam flow, and other process control inputs, provided these adjustments do not result in unsafe operating conditions.  Plant operators will monitor and record operating data according to standard procedures and in addition will record the supplemental data specified in this protocol on data sheets in the form to be provided by KIEWIT.  Records will be developed from permanent Plant equipment that is calibrated immediately prior to test.  All test measurements will be reviewed by the Test Coordinator (or a designated Representative) and OWNER.  If the Test Coordinator or the Owner Representative believes that there might be a problem with the measurement method or reading, the reading will be retaken and verified by the Test Coordinator and OWNER’S Representative. Immediately upon the conclusion of the PERFORMANCE TEST, the Test Coordinator will meet with Representatives of OWNER to review the test results.  KIEWIT and OWNER shall each be given a copy of the test results.  If the Performance Guarantees have been met, then OWNER shall promptly issue a notice to KIEWIT to such effect.  If the PERFORMANCE TESTS have not been met, then OWNER shall issue a written notice to KIEWIT within *** of completion of the PERFORMANCE TESTS indicating in what manner such Performance Guarantees have not been successfully completed.

1.3.2        If the *** test period is interrupted for any reason within KIEWIT’s control or OWNER’S control, a *** test period will resume after the cause for the interruption has been corrected and the Plant has achieved an acceptable operating capacity at substantially the same rate immediately prior to the interruption.  KIEWIT and OWNER shall stop the PERFORMANCE TEST if it becomes obvious that it cannot be carried to a

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satisfactory conclusion in the current attempt.  If the PERFORMANCE TEST has been interrupted for reasons not attributable to KIEWIT, and continues to be interrupted such that KIEWIT has spent a cumulative period of *** on site since the commencement of the test, then OWNER shall compensate KIEWIT for the personnel that KIEWIT has on site.  This compensation period shall begin on the *** on site, and will continue until the completion of the PERFORMANCE TEST.  This compensation will cease should the inability to complete the PERFORMANCE TEST be the fault of KIEWIT.  Compensation rates shall be at Kiewit’s standard rates.

2.             Analytical/Calculation Protocols

2.1 Undenatured Fuel Ethanol Quality

METHOD:

Analyze samples according to ASTM D4806-06. The last test result before emptying day tank into main storage tank shall determine the quality for the batch. The average of all batch test results over the test period shall be used in determining the quality for the PERFORMANCE TEST. If required, a separate sample may be denatured with *** denaturant and the tests repeated to ensure ASTM D4806-06 is met.

If the fuel ethanol in the day tank does not meet the quality specifications of Article 7, KIEWIT has the discretion to send it on to the main storage tank (on the theory that the blended product in the main storage tank will meet the quality specifications) the average of all batch test results shall be used to establish the blended quality. If the blended fuel ethanol does not meet quality specifications as a result of below quality product measured in one or more day tank batches the volume of the batch(s) shall not be included in ethanol production “rate” quantities used in calculating liquidated damages.

SAMPLE POINT:	Undenatured Fuel Ethanol Day Tank Storage

SAMPLE SIZE:	***

SAMPLE CONTAINER:	Nalgene

FREQUENCY:	Once per ***

SAMPLES RETAINED:	All

PREPARATION:	Standardize test reagents. Clean glassware and sample containers. Assure that reagents are of sufficient quality.

DOCUMENTATION:	Log results on a PERFORMANCE TEST Data Sheet.

2.2 Undenatured Fuel Ethanol Production Rate

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METHOD:

The day tank will be manually measured every *** to serve as the principal method of measurement of production volume, along with a final measurement of the day tank before the contents are sent to the main storage tank(s). In addition, flow totalizer readings will be taken from product meter or other measuring device mutually agreed upon between OWNER and KIEWIT at regular intervals as backup verification of the manual measurements. The total quantity of ethanol produced will be adjusted to a volume equivalent ethanol per ASTM D4806-06. Divide by the total number of test hours to determine the average rate over the test period

SAMPLE POINT:	Product volumetric totalizing meter (with computer monitoring) after Product Receiver.

SAMPLE SIZE:	N/A

SAMPLE CONTAINER:	N/A

FREQUENCY:	Once per *** and at the end of each Day Tank batch.

SAMPLES RETAINED:	N/A

PREPARATION:	Certify that the flow meter is properly calibrated.

DOCUMENTATION:	Log results on a PERFORMANCE TEST Data Sheet and sign off by the OWNER and KIEWIT.

2.3 Undenatured Fuel Ethanol Yield

BASIS:	See Section 7.3.1 Anhydrous Fuel Ethanol Yield of the General Conditions.

METHOD:

Record corn-weigh belt totalizer readings to measure the accumulated meal weight. Measure the sample moisture and starch content. Convert total undenatured ethanol volume from the Rate Test to weight at 60oF. Divide the calculated mass quantity of undenatured ethanol by the calculated corn mass quantity of total starch fed over the time period to determine yield. In addition, this weigh belt total should be cross checked by totaling all corn receipts, subtracting all foreign material content, and taking into account the current corn bin volumes. OWNER and KIEWIT shall mutually agree on the method for the testing of dry fermentable solids.

TEST POINT:	Corn weigh belt

FREQUENCY:	Once per ***

PREPARATION:	Certify that the weigh belt is properly calibrated

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DOCUMENTATION:	Log results on “PERFORMANCE TEST Data Sheet”

2.4 Natural Gas Consumption

METHOD:

Record Plant natural gas meter totalizer readings in MCF over test period. Obtain high heat value specification for gas from the utility providing natural gas to the site over the test period and calculate the BTU over the test period. Divide this value by the amount of undenatured ethanol produced during the test period to determine BTU per gallon of undenatured ethanol produced during the test period. Average results of all calculations for test period to determine natural gas consumption value for Performance Test.

TEST POINT:	Plant gas meter

FREQUENCY:	Once per ***

PREPARATION:	Certify gas meter is properly calibrated and suspend all non-process use of natural gas. The gas meter shall be pressure and temperature compensated in accordance with the local gas company standards.

DOCUMENTATION:	Log results on an “Performance Test Data Sheet.”

2.5           Air Emissions

Testing shall be performed in compliance with the stricter of all applicable requirements of the USEPA and NDEQ.

2.6           Calculation Protocol

All calculations will be based on actual measured data taken during the test period.  For any given sample period, the average value during that period will be determined by the average of the measured data points for that sample period.  The liquidated damages, if any, will be determined using the data collected for each individual sample period and averaged over the PERFORMANCE TEST period. All samples shall be taken in duplicate and OWNER and KIEWIT shall each retain one sample.  OWNER shall analyze one of the duplicates; the second shall be reserved for use in case of a disagreement.  OWNER shall cause such analyses to be conducted at the Plant during the PERFORMANCE TEST period and in the presence of the Test Coordinator or such coordinator’s designee, and OWNER, and Lender’s designated representative, if applicable, if they are present; provided, however, if equipment for such testing is unavailable at the Plant the sample will be sent to an outside laboratory reasonably acceptable to OWNER and KIEWIT for analysis.  In case of disagreement, a referee laboratory shall be selected by agreement between OWNER and KIEWIT, and the cost of such referee laboratory shall be paid by the Party or Parties not substantiated by the referee.  The findings of this referee laboratory shall be accepted as final.

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Exhibit D

REPORT OF GEOTECHNICAL EXPLORATION

AURORA WEST ETHANOL PLANT
NEAR AURORA, NEBRASKA

PREPARED FOR
AVENTINE RENEWABLE ENERGY INC.

PREPARED BY
OLSSON ASSOCIATES

[SEAL]

APRIL 20, 2007

OA PROJECT NO. 2006-1563

1111 Lincoln Mall • Lincoln, Nebraska • (402) 474-6311 • FAX (402) 474-5160

TABLE OF CONTENTS

		Page No.

INTRODUCTION		1

PROJECT INFORMATION.		2
Site Location and Description		2
Project Description		2

EXPLORATORY AND TEST PROCEDURES		4
Field Exploration		4
Laboratory Testing		4

SUBSURFACE CONDITIONS		6
Test Boring Summary		6

CONCLUSIONS AND RECOMMENDATIONS		8
Site Preparation-Non-Building Areas		8
Site Preparation-Buildings and Tank Areas		9
Foundation Design		10
DDGS Storage Building		12
Shallow Foundations		14
Intermediate Foundation System		15
Deep Foundation System		17
Floor Slab Subgrade Preparation		19
Structural Fill		20
Seismic Site Classification		22
Pavement Subgrade Preparation		22
Pavement Design		23
Lateral Earth Pressures		26
Slopes and Temporary Excavations		28
Construction Equipment Mobility		29
Corrosivity and Thermal Resistivity of Soils		29
Drainage and Ground Water Considerations		30

TABLES
TABLE 1	ESTIMATED SETTLEMENTS AND ASSOCIATED FOUNDATION SYSTEMS	11
TABLE 2	INTERMEDIATE FOUNDATION SYSTEM CONTACTS	16
TABLE 3	DEEP FOUNDATION AUGERED CAST-IN-PLACE PLIES	18
TABLE 4	STRUCTURAL FILL PLACEMENT GUIDELINES	21
TABLE 5	PAVEMENT THICKNESS RECOMMENDATIONS	25
TABLE 6	EARTH PRESSURE CONDITIONS	26

APPENDICES
APPENDIX A	Site Location Plan Boring Location Plan
APPENDIX B	Symbols and Nomenclature Boring Logs
APPENDIX C	Summary of Laboratory Test Results
APPENDIX D	Pavement Analysis
APPENDIX E	Tank and Vessel Weights By Area
APPENDIX F	Surcharge Location Plan

Aurora West Ethanol Plant	Geotechnical Exploration
Aurora, Nebraska

INTRODUCTION

This report summarizes the findings of the geotechnical investigation conducted for the Aventine Aurora West Ethanol Plant, which is located approximately two miles west of Aurora, Nebraska. The proposed ethanol plant will be located southeast of the intersection of U.S. Highway 34 and ‘N’ Road. The proposed location of the plant layout is provided in Appendix A.

The purpose of this exploration was to evaluate the subsurface conditions and provide recommendations regarding the geotechnical design of foundations and other geotechnical aspects of the proposed construction at the new ethanol plant site. We have completed the following scope of services for this project:

•                             Performed a site reconnaissance and reviewed geologic subsurface conditions

•                             Drilled 29 soil test borings to depths ranging from 20 to 80 feet

•                             Performed laboratory tests on soil samples obtained during the subsurface exploration

•                             Conducted a geotechnical engineering evaluation using information obtained from our observations, borings and laboratory test results and information available regarding the proposed construction

•                             Utilized information from several supplemental Geotechnical Investigations that were conducted as part of the other proposed construction operations at the site.

•                             Preparation of this geotechnical engineering report including our subsurface exploration results, laboratory test results, engineering evaluations, and geotechnical design and construction recommendations

The scope of this exploration did not include any environmental assessment for the presence of wetlands and/or hazardous or toxic materials in the soil or ground water on or near this site. Any statements in this report regarding odors, discoloration, or suspicious conditions are strictly for the information of our client.

This report was prepared by an engineer intern and was reviewed by a professional engineer registered in the State of Nebraska with the firm of Olsson Associates (OA). The conclusions and recommendations contained herein are based on generally accepted, professional, geotechnical engineering practices at the time of this report, within this geographic area. No other warranty is expressed or implied. This report has been prepared for the exclusive use of Aventine Renewable Energy Inc. with specific application to the proposed project.

1

PROJECT INFORMATION

Site Location and Description

This report presents the results of the geotechnical evaluation performed for the proposed Ethanol Plant site located between County Road ‘N’ and County Road ‘O’ along Highway 34, which is approximately 2 miles west of Aurora, Nebraska. The approximate location of the proposed ethanol plant is shown on the Site Location Plan, included in Appendix A.

At the time of our field exploration, the site was undeveloped with the majority of the site consisting of irrigated farmland. It should be noted that alfalfa was planted at the time of the field exploration. The ground surface was relatively flat and sloped gradually to the south and east. The existing site grades generally slope downward to the east and south with existing ground elevations ranging from a high of about 1813.0 feet in the western area of the site to a low of about 1802.0 feet in the southeast portion of the site.

In addition to the agricultural land, a railroad line running east and west is located along the southern boundary of the project site. An existing farmstead was also noted in the northeast area of the project site.

Project Description

The purpose of the proposed ethanol plant is to provide additional ethanol service to an existing ethanol plant which is located directly to the east of the proposed site. In order to provide access to the ethanol plant, a rail loop and overpass is currently under construction. Loading for the proposed structures at the ethanol plant are based on the structural information provided by Mark Rigdon with Bibb and Associates. A table titled Tank and Vessel Weights for the approximate structural loading conditions and proposed support types for the ethanol plant are presented in Appendix E. The proposed buildings will be slab-on-grade structures with an anticipated finished floor elevation near 1810.0 feet.

The proposed plant will initially be constructed to produce 100 million gallons per year (mgpy) with the capability to be expanded to an ultimate capacity of 220 mgpy. The ethanol plant will consist of grain storage silos and DDG storage silos, various process tanks, fermentation tanks, pre-engineered and engineered buildings, storage tanks, cooling tower, DDGS storage buildings and various equipment pads. The majority of the larger tanks across the site will be supported on an intermediate or deep foundation system with the majority of the buildings being supported on a shallow foundation system. Note that several of the structures are anticipated to be supported on a standard mat foundation system.

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At the time of this report no information was available regarding the grain storage silos or DDG storage silos. It was assumed based on previous experience that the grain storage silos will require an allowable bearing capacity of at least 8,000 psf. Based on the foundation support requirements, the grain storage silos will likely need to be supported on a deep foundation system.

Based on the anticipated finished floor elevation of 1810.0 feet for the structures and the ground surface elevations obtained at the boring locations by our survey team, maximum excavation depths of approximately 3 feet and maximum fill depth of about 3 feet are anticipated in the plant area. Concrete and/or asphalt paved access and frontage roads will be located across the site along with new rail lines looping around the perimeter of the proposed plant. In regards to the finished floor elevation of 1810.0, the majority of the structures and buildings will be at or near this elevation with exception to the receiving pit, which is typically bearing at a depth of approximately 12 feet below the finished floor elevation of 1810.0.

A new bridge over the rail line is planned at the plant entrance. The proposed overpass will enter from the plant from the west and will be designed as a one-span structure, approximately 95 feet long. The approach abutments and embankments will be constructed using mechanically stabilized earth (MSE) walls. The approach embankments will have a maximum height of 30 feet, at the abutments. A previous geotechnical investigation has already been completed to address the foundation design for the bridge and MSE walls.

A rail line loop is also being installed around the perimeter of the proposed plant area. Earthen embankments will be constructed to maintain the required grade for the rail line. Based on the site plan it is anticipated that the top of rail (TOR) elevation will range from 1807.0 to 1814.0, which will require varying fill and excavation depths along the alignment.

Note: At the time of this report, six storm water detention ponds were planned across the proposed construction site with varying base elevations.

As stated previously, please note that the recommendations for the overpass, MSE walls and rail loop were provided in the Preliminary Report of Geotechnical Exploration for the Proposed Ethanol Plant, Aurora, Nebraska, dated June 2006 and the Report of Geotechnical Exploration for the Aurora Coop Expansion, dated August 28, 2006.

3

EXPLORATORY AND TEST PROCEDURES

Field Exploration

The field exploration program for the final investigation at the ethanol site consisted of performing 29 soil test borings at the locations depicted on the Boring Location Plan (Appendix A). The borings were staked and the ground surface elevations determined in the field by an OA survey crew. Note that in addition to the soil test borings and laboratory data for the final report, review was made of several supplemental reports that were conducted as part of the varying construction operations for the proposed ethanol plant. Please reference the Preliminary Report of Geotechnical Exploration for the Proposed Ethanol Plant, Aurora, Nebraska, dated June 2006 and the Report of Geotechnical Exploration for the Aurora Coop Expansion, dated August 28, 2006 for the additional information.

The soil test borings were advanced to depths ranging from 20 to 80 feet with a truck-mounted drill rig using 4-inch diameter continuous-flight augers. Soil samples were obtained at selected intervals in the test borings. Soil samples designated as “U” samples on the boring logs (Appendix B) were obtained in general accordance with ASTM D-1587 (Thin-Walled Tube Sampling of Soils). Soil samples designated as “SS” samples were obtained in general accordance with ASTM D-1586 (Penetration Test and Split-Barrel Sampling of Soils). Recovered samples were sealed in steel tubes and transported to a laboratory where they were extruded, sealed in plastic containers, labeled and stored for future laboratory testing.

Descriptions of the soils encountered in the soil test borings were prepared in general accordance with ASTM D-2488 (Visual-Manual Procedure for Description and Identification of Soils). Soil stratification, as shown on the Boring Logs, represents soil conditions at the boring locations; however, variations may occur between or around the boring locations. The lines of demarcation represent the approximate boundary between soil types, but the transition may be more gradual. Water level readings were obtained in the drill holes at the times and under conditions stated on the Boring Logs.

Laboratory Testing

Descriptions of the soils encountered in the soil test borings were prepared in general accordance with ASTM D-2488 (Visual-Manual Procedure for Description and Identification of Soils). Soil stratification, as shown on the Boring Logs, represents soil conditions at the boring locations; however, variations may occur between or around the boring locations. The lines of demarcation represent the approximate boundary between soil types, but the transition may be more gradual.

4

Laboratory tests were performed to evaluate the engineering properties of the recovered soil samples. Unconfined compression tests were used to define the stress-strain characteristics and related shear strength of the cohesive soils. Consolidation tests were performed on thin-walled tube samples of foundation material to evaluate consolidation characteristics under an in-situ and saturated condition. Atterberg Limits tests were conducted to aid in the classification of the soils under the Unified Soils Classification System and to evaluate the shrink/swell characteristics of the soils.

All tests were conducted in general accordance with current American Society of Testing and Materials (ASTM) or other appropriate test procedures. A summary of the laboratory test results is presented in Appendix C.

5

SUBSURFACE CONDITIONS

Test Boring Summary

The following soil types were encountered in the soil test borings performed at the site.

Developed Zone

Every soil test boring encountered a varying thickness of developed zone (approximately 6 to 12 inches in depth), which consisted of varying amounts of organics and roots. Organic material is typically considered unsuitable for structural support or for use as structural fill due to its high organic content. For budgeting purposes, a 10-inch depth is recommended for topsoil removal.

Peoria Loess

Peoria loess was encountered beneath the developed zone (See Appendix B Boring Logs for locations and depths regarding where the lean clay was encountered). Soils identified as Peoria loess generally were light brown to dark brown, dry to very moist, lean clay. Laboratory tests on recovered soil samples from this stratum depicted moisture contents ranging from 11.2 to 30.1 percent, dry densities ranging from 81.9 to 110.5 pounds per cubic foot (pcf) and unconfined compressive strengths ranging from 0.5 to 1.8 tons per square foot (tsf). Atterberg limit tests performed on the Peoria loess soils indicated liquid limits ranging from 35 to 40 and plastic indexes ranging from 14 to 20. The unconfined compressive strength values indicate a soft to stiff consistency for the cohesive Peoria loess soils.

Sangamon Formation

The Sangamon Formation was encountered beneath the Peoria loess (See Appendix B Boring Logs for locations and depths regarding where the lean clay was encountered). Soils identified as part of the Sangamon Formation generally were dark brown to dark reddish brown, moist to very moist, lean clay. Laboratory tests on recovered soil samples from this stratum depicted moisture contents ranging from 24.7 to 29.9 percent, dry densities ranging from 85.0 to 95.9 pcf and unconfined compressive strengths ranging from 0.8 to 1.0 tsf. The unconfined compressive strength values indicate a firm to stiff consistency for the cohesive Sangamon soils.

6

Loveland Formation

The Loveland formation was encountered beneath the Sangamon Formation at varying depths across the site (See Appendix B Boring Logs for location and depths regarding where the lean clay was encountered). Soils identified as the Loveland formation generally were reddish brown to brown, moist to very, lean clay. Laboratory tests on recovered soil samples from this stratum depicted moisture contents ranging from 15.3 to 27.2 percent, dry densities ranging from 91.2 to 112.9 pcf and unconfined compressive strengths ranging from 0.7 to 3.3 tsf. Atterberg limit tests performed on the Loveland formation indicated liquid limits ranging from 29 to 40 and plastic indexes ranging from 13 to 24. The unconfined compressive strength values indicate a firm to very stiff consistency for the cohesive Loveland formation soils.

Alluvium

The alluvium was encountered at varying depths across the site (See Appendix B Boring Logs for location and depths regarding where the poorly graded to clayey sand was encountered). Soils identified as alluvium generally were light brown, moist to wet, clayey sand to poorly graded sand. The blow counts for the poorly graded alluvium typically ranged from 10 to 67 blows per foot (bpf) indicating a relative density ranging from medium dense to very dense. In addition to the poorly graded sands, lean clay was also noted in soil test borings B-20 and B-23.

After completion of the drilling operations, ground water was not encountered in any of the soil test borings. We note that groundwater levels will fluctuate depending on seasonal variations of precipitation and other factors such as temporary perched conditions near the retention ponds that were not evident or present at the time of drilling. Ultimately, these conditions may result in a groundwater condition that is at a higher elevation at some time in the future. The Drainage and Groundwater Consideration section of this report will address any site drainage concerns.

Note: The previously reported laboratory test data is based solely on the soil test borings that were conducted for this investigation. Review should be made to the Preliminary Report of Geotechnical Exploration for the Proposed Ethanol Plant, Aurora, Nebraska, dated June 2006 and the Report of Geotechnical Exploration for the Aurora Coop Expansion, dated August 28, 2006 for more information on the laboratory test data.

7

CONCLUSIONS AND RECOMMENDATIONS

The conclusions and recommendations presented in the following sections of this report are based on the information available regarding the proposed construction, the results obtained from our soil test borings and laboratory tests, and our experience with similar projects. Because the samples obtained from the soil test borings represent a very small statistical sampling of subsurface conditions, it is possible that conditions will be encountered during construction that are substantially different from those indicated by the soil test borings. In these instances, adjustments to design and construction may be necessary.

The recommendations presented in this report are based on the Site Plan and project information provided by Aventine Renewable Energy, Inc, Bibb and Associates and the assumptions stated in this report. Changes in the proposed location or design of the structures can have significant effects on the conclusions and recommendations of the geotechnical report. OA should be contacted in the event of such changes to re-evaluate our recommendations.

Site Preparation – Non-Building Areas

Site preparation should begin by removing all vegetation, trees, topsoil, roots, and other deleterious materials. A minimum stripping depth of 10 inches will be required to remove the developed zone material. The stripping depth should be adjusted as necessary in the field to remove all topsoil. The stripped material shall be removed from the proposed construction areas. The topsoil strippings are suitable fill material for covering the last 6 to 9 inches of earthen berms and excavation slopes along with filling in any landscape areas.

In the farm stead area, any required tree removal should also be completed at this time. Care should be taken to thoroughly remove all root systems from the proposed construction areas. Materials disturbed during removal of stumps should be undercut and replaced with structural fill. A zone of desiccated soils may exist in the vicinity of the trees. The desiccated soils have a higher swell potential and should also be undercut and replaced with structural fill. Deeper organic soils may be encountered within more heavily tree-covered areas, which should also be undercut and stockpiled with the topsoil materials.

Site clearing, grubbing, and stripping will need to be performed only during dry weather conditions. Operation of heavy equipment on the site during wet conditions could result in excessive rutting and mixing of organic debris with the underlying soils.

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Proofrolling operations are recommended in the non-building areas since future expansion is possible. Any areas to receive structural fill in future building or tank areas should be proofrolled with a loaded dump truck, scraper, or similar rubber-tired equipment weighing at least 25 tons. Proofrolling should also be performed in areas requiring mass excavation after the rough finished subgrade elevation has been achieved. Proofrolling operations should be observed on a full-time basis by a qualified inspector. Unstable and unsuitable soils, which are revealed by proofrolling and which cannot be adequately densified in-place, should be removed under the direction of the full-time inspector. It may be necessary to perform selective removal of soft, wet soils and/or stabilize existing soft soils in-place. If required, the methods of stabilization will typically include a lift of crushed stone materials or a geosynthetic over the soft soils. The areas that may require undercutting and/or stabilization should be identified at the time of construction, and the stabilization method recommended will depend on the location and depth of the soft area.

Fill placed in the non-building areas should be compacted in accordance with the recommendations stated in the Structural Fill section of the report.

Note: In addition to the tree removal at the existing farm stead in the northwest area of the project site, it will also be critical that all existing building foundations and any grain bin foundation areas be excavated and replaced with structural fill in accordance with the structural fill section of this report. Care should be given to insure that all rubble and concrete associated with demolition operations be removed in its entirety from the project site.

Site Preparation -Buildings and Tank Areas

In all new fill and excavation areas, vegetation, topsoil, roots, and other deleterious materials (typically 10 inches in depth), deemed unsuitable by the engineer’s field representative shall be removed from the proposed construction areas, and replaced with controlled fill. The topsoil strippings are suitable fill material for covering the last 6 to 9 inches of earthen berms and excavation slopes along with filling in landscape areas. Note that due to the varying crops that have been planted over the years it will be critical that the engineer’s field representative be present to insure all topsoil is properly removed. Areas of extensive root development (especially from alfalfa vegetation) may require additional core-out operations to insure an adequate subgrade is achieved prior to placement of any structural fill.

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Any required tree removal should also be completed at this time. Care should be taken to thoroughly remove all root systems from the proposed construction areas. Materials disturbed during removal of stumps should be undercut and replaced with structural fill. A zone of desiccated soils may exist in the vicinity of the trees. The desiccated soils have a higher swell potential and should also be undercut and replaced with structural fill. Deeper organic soils may be encountered within more heavily tree-covered areas, which should also be undercut and stockpiled with the topsoil materials.

Site clearing, grubbing, and stripping will need to be performed only during dry weather conditions. Operation of heavy equipment on the site during wet conditions could result in excessive rutting and mixing of organic debris with the underlying soils.

The areas to receive structural fill in the building and tank areas should be proofrolled with a loaded dump truck, scraper, or similar rubber-tired equipment weighing at least 25 tons. Proofrolling should also be performed in areas requiring mass excavation after rough finished subgrade elevation has been achieved. Proofrolling operations should be observed by a full-time inspector. Unstable and unsuitable soils, which are revealed by proofrolling and which cannot be adequately densified in-place, should be removed under the direction of the full-time inspector. It may be necessary to perform selective removal of soft, wet soils and/or stabilize existing soft soils in-place. If required, the methods of stabilization will typically include a lift of crushed stone materials or a geosynthetic over the soft soils. The identification of areas that may require undercutting and/or stabilization should be based on the actual conditions at the time of construction, and will depend on the location of the soft area.

NOTE: Information obtained during the field exploration and laboratory testing indicated that there are areas of weak material present across the site. Therefore, it will be critical that proofrolling operations occur across the entire area of the proposed site in order to identify these areas that are near the existing ground surface. Failure to identify and remediate these areas, could result in excessive movement of structures once construction is completed.

Foundation Design

Based on the foundation loading requirements for the proposed structures and stipulated soil bearing capacity conditions, Table 1 is provided to define the acceptable bearing capacity, type of foundation system required and the estimated settlements associated with the various loading conditions. Based on the allowable bearing capacity that is utilized, Table 1 references the recommended foundation system that is at or just below the allowable settlement tolerances.

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TABLE  1

ESTIMATED SETTLEMENTS AND ASSOCIATED FOUNDATION SYSTEMS

			Est. Settlement for Applied Bearing
			Capacity				Recommended
		Applied Bearing	Shallow (in)		Intermediate	Allowable	Foundation
Structure	Description	Capacity (psf)	Existing	Saturated	(in)	Settlement (in)	System
Silos	Grain Storage Silos	8000	N/A	N/A	N/A	N/A	Deep Foundation
	DDG Storage Silos	8000					Required
Tanks	Fermentation tanks	4000	2	8	1	2 ½	Intermediate or Deep
	Beer Well Tank	4000	2	8	1	2 ½	Intermediate or Deep
	Product Storage Tanks	4000	2	8	1	2 ½	Intermediate or Deep
	Process Condensate Tank	4000	2	3	1	2 ½	Intermediate or Deep
	Ethanol Shift Tanks	3500	1	7	1	2 ½	Intermediate or Deep
	Fire Water Storage Tank	3000	1	7	1	2 ½	Intermediate or Deep
	Yeast Prop. Tank	4000	1	7	1	2 ½	Intermediate or Deep
	Denaturant Tank	3000	1	4	1	2 ½	Intermediate or Deep
	Liquefaction Tanks	3000	1	4	1	2 ½	Intermediate or Deep
	Dilute Caustic Tank	3000	1	3	1	2 ½	Intermediate or Deep
	Slurry Mix Tank	1500	1	2	1	2 ½	Shallow Foundation
Equipment	Regen. Thermal Oxidizer	N/A	Note l		1	1	Intermediate or Deep
	CO2 Scrubber	3000	Note l		1	1	Intermediate or Deep
	Vent Gas Scrubber	4000	Note l		1	1	Intermediate or Deep
Pre-Engineered Buildings	Administration Building	500	N/A	1	N/A	1	Shallow Foundation
	DDGS Storage Building		See DDGS Storage Building section of this report.
	Truck DDGS Loadout Building	2000	N/A	1	N/A	1	Shallow Foundation
	DDGS Rail Loadout Bldg.	2000	N/A	1	N/A	1	Shallow Foundation
	Electrica1 MCC Building	2000	N/A	1	N/A	1	Shallow Foundation
	Main Process Building	2000	N/A	1	N/A	1	Shallow Foundation
	MPB Office Building	2000	N/A	1	N/A	1	Shallow Foundation
	Electrical Building @ MPB	2000	N/A	1	N/A	1	Shallow Foundation
	Boiler Building	2000	N/A	1	N/A	1	Shallow Foundation
	Maintenance Building	2000	N/A	1	N/A	1	Shallow Foundation
Engineered Buildings	DD Building Conventional	2500*	N/A	1	N/A	1	Shallow Foundation
	Evaporator Building	2500*	N/A	1	N/A	1	Shallow Foundation
	Centrifuge Building	2500*	N/A	1	N/A	1	Shallow Foundation
	Fermentation Building	2500*	N/A	1	N/A	1	Shallow Foundation
Mat Supported Structures	Cooling Tower	2500	N/A	1	N/A	1	Mat Foundation
	Chemical Feed Area	2000	1	2	1	1	Intermediate or Deep
	Grains Receiving	500**	½	1	N/A	1	Mat Foundation
	DDGS Loadout Area	100**	½	1	N/A	1	Mat Foundation
	Boiler Units	1000**	N/A	1	N/A	1	Mat Foundation
	Dryer Structure	210**	N/A	1	N/A	1	Mat Foundation
Miscellaneous	Piperack Foundations	2500*	N/A	1	N/A	1	Shallow Foundation

Note 1) Lack of foundation information does not allow for estimation of settlement. Assumed structure will be supported on an equipment mat.

Note 2) * - No applied load was provided. Reported bearing indicates an allowable bearing capacity.

Note 3) ** - Indicates applied bearing load was calculated from footing dimensions and structure loads

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Please note that the settlement values listed in Table 1 were calculated based on two conditions. The first condition, listed under the “existing” column, analyzed the soils beneath the foundation elements under the assumption that in-situ soil would remain at the current moisture contents and saturation percentages. The second condition, listed under the “saturated” column, analyzed the soils beneath the foundation elements under the assumption that they became saturated. Overall, the risk of moisture increases and additional consolidation settlement is dependent on the surface drainage conditions and proximity of the structures as they relate to the retention pond locations. These assumptions and well as the degree of conservatism was taken into account when determining the recommended foundation system.

DDGS Storage Building

Based on information from Bibb and Associates and experience with similar structures, it is anticipated that the DDGS Storage Building will be supported on a shallow foundation to carry the building load and a mat foundation/concrete floor slab to carry the live load within the building. Loading conditions, provided by Bibb and Associates indicated a dead load of 2,000 psf for the building structure and an assumed live load of 1,500 psf, would be sufficient for the interior portion of the building where the concrete floor slab is supporting the grain.

Based on the site plan provided by Aventine, it was assumed that the total dimension of the DDGS storage building will be approximately 120 by 600 feet. Loading conditions indicate that the DDGS Storage Building can tolerate 1-inch total and ½-inch differential movement. Due to the deep influence zone induced by the mat foundation/concrete floor slab and the anticipated live load of 1,500 psf, remedial measures are recommended to properly support the proposed structure.

Note: The information contained within the section of the report is based on the assumption that there will be no column loads within the interior portion of the DDGS Storage building. If this assumption is found to be inaccurate, OA should be contacted to reevaluate this section of the report.

Settlement data was utilized to determine the anticipated settlement for the proposed DDGS Storage Building under two conditions. The first condition, analyzed the foundation under a saturated condition, assuming that all of the subgrade would become saturated at some point. The second condition analyzed the foundation under an “in-situ” condition, which assumed that the existing subgrade would remain at its current moisture content and saturation percentage. Based on those assumptions, the anticipated settlement for the first and second conditions resulted in settlement that ranged from 2 to 3 inches and 1 to 2 inches, respectively. Based on previous experience with structures of this size, tolerable ranges of settlement are approximately 2-inch total and 1-inch differential were used as the controlling criteria in our analysis.

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Based on an assumed finished floor elevation of 1810.0, the placement of approximately 3 to 5 feet of structural fill will be required to reach the floor subgrade elevation. In addition to the structural fill placement within the building footprint and at least 10 feet beyond the perimeter of the DDGS Storage Building a surcharge to an elevation of 1818.0 is required. The intent of the proposed surcharge is to induce consolidation of the underlying soft compressive layers of soil prior to construction operations. The area of surcharge is shown on the Surcharge/Settlement Plate Map (Included in Appendix F).

Based on construction sequence regarding grading operations with respect to foundation installation, it is recommended that mass grading and associated surcharge operations be completed at least 45 to 60 days in advance of foundation/footing construction. The duration of the surcharge or time rate to achieve 90 percent consolidation assumed a double drainage condition. It is recommended that settlement monitoring be implemented to determine when settlement is complete. Two settlement-monitoring plates with locations identified on the Surcharge/Settlement Plate Map (included in Appendix F) are recommended in the areas of the DDGS Storage building. The two settlement plates will verify when primary consolidation is complete while providing the necessary documentation required to determine when foundation excavation operations can begin. The settlement plates should be installed at the present ground surface. During the consolidation process, the elevation of the settlement monuments should be monitored at least twice a week and surveyed to the nearest l00th of a foot. Note that a surcharge load was applied to the Dry Fertilizer Plant as part of the Coop Expansion which resulted in approximately 1.5 inches of settlement in a period of 50 days. Based on the site conditions for the proposed plant, a similar time frame should be expected for the DDGS Storage Building.

All structural fill should be compacted in accordance to the recommendations stated in the Structural Fill section of this report. In regards to the surcharge material placed above the finished floor elevation, it is recommended the material be compacted to at least 90 percent of the proctor value. No moisture range is specified for the surcharge material since it will be removed after the settlement is complete. Because the area of the DDGS Storage building will require structural fill to achieve the finished floor elevation of 1810.0, it is an option after the structural fill is placed to utilize the strippings of the developed zone from across the site as the surcharge material placed above the finish floor elevation. It should be noted, that the developed zone is only suitable for areas of surcharge and care should be used to ensure all of the developed zone strippings are removed from the building area after completion of the surcharge.

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Upon completion of construction of the DDGS Storage Building, it will be critical that absolutely no moisture may be allowed to enter or weep into the area below the concrete floor slab. To prevent moisture from entering between the areas within the perimeter wall footings it is recommended that caulking be placed in any cold joints and the area beyond the building must have sufficient drainage away from the foundation system.

The site should be graded at a minimum of a 20H:1V slope away from the proposed building, and this should extend a minimum of 40 foot beyond the perimeter of the building. If a slope of 20H:1V is not attainable, concrete pavement should be used to prevent water from entering the subgrade soils around the structure. All cracks and voids in the paving areas must be sealed with caulk to prevent water from infiltrating into the underlying subgrade. As an extra precaution, a high density polyethylene (HDPE) membrane could be attached to the perimeter of the foundation wall to promote drainage away from the foundation systems and minimize the risk of surface runoff from infiltrating into the soil subgrade below the bearing surface of the grain silos, which could ultimately induce additional settlement. If utilized, the HPDE membrane should extend a minimum horizontal distance at least 10 feet out from the ring wall footing.

Note: It is critical these site drainage recommendations be implemented to prevent excessive  settlement.

Shallow Foundations

Based on the results of the subsurface exploration, laboratory test results, and our engineering evaluation, the subsurface conditions at this site are suitable for supporting the proposed structures as identified in Table 1 on a shallow foundation system. The appropriate foundation system should be selected based on tolerable settlement limits for the respective structure. At the proposed finished floor elevations near 1080.0 feet (USGS datum), the exterior and interior shallow foundation system will be supported in the natural clay soils or structural fill, depending on location.

Based on the laboratory test results and the drilling exploration, we recommend that the footings for the structures be designed for the allowable bearing capacities shown in Table 1. The net allowable bearing pressure refers to the bearing pressure at foundation level in excess of the surrounding overburden pressure. The recommended soil bearing capacity includes a factor of safety of at least 3 against shear failure. Footings should have minimum dimensions in accordance with local building codes. Exterior footings and footings in unheated areas should bear at a minimum depth

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of 3.5 feet below the lowest adjacent final ground surface. It is recommended that any interior footings in heated areas bear at a depth as shallow as possible below the lowest adjacent final ground surface. The analysis for interior and exterior footings utilized a bearing depth of 2 and 3.5 feet, respectively, below the finished floor elevation.

Based on the soil properties estimated for this site, and assuming the recommended bearing capacity from Table 1 for the shallow foundation systems are utilized, any consolidation of the underlying soil is anticipated to be within the tolerable ranges. Provided the recommendations contained in this report are followed, total post-construction settlements are anticipated to be in the ranges as shown in Table 1. To reduce effects of differential settlement and lateral load forces, a floating floor slab, independent from the wall and column loads, with expansion joints will be critical in minimizing the potential cracking that can occur along and around the proposed foundation system. Floor slab control joints should be used to reduce damage due to shrinkage cracks.

It is possible that some soils at the site will have an allowable soil bearing pressure less than the recommended design value. Therefore, foundation bearing surface evaluations should be performed by an OA representative during footing construction to aid in the identification of such soils. After the evaluations and any required remedial measures are performed, concrete should be placed as quickly as possible to avoid exposure of the foundation subsoils to wetting, drying or freezing. If soils in the areas of the foundation support are subjected to such conditions, the footing excavations should be reevaluated.

Intermediate Foundation System

Based on the existing site conditions, required bearing capacities and risk of unacceptable settlement, it is our recommendation that the heavier loaded structures referenced in Table 2 can also be supported on an intermediate foundation system.

In order to achieve total and differential settlement values and to obtain required bearing capacities, we recommend utilizing an intermediate foundation system that can be provided by Geopier© or vibro stone columns. In our opinion, due to the deep influence zones of the large mat and tank foundations; core-out or surcharge load operations would not be feasible due to the extreme depth of excavation or height of surcharge that would be required to reduce the settlements to within acceptable limits. In addition, these types of remedial measures also cause time delays on the order of 60 to 90 days which can often slow down the construction activity on site.

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The intermediate foundation system would require certain structures be supported on a Geopier© or vibro stone column system. Either foundation system would extend through the compressible zones of material that exist beneath the footprint of the proposed structures and bear into the stiffer material below.

Upon completion of the structural foundation plans, The Geopier Foundation Company, Hayward Baker and Subsurface Constructors, Inc. should be contacted to provide feasibility, design and cost information for the use of either Geopiers© or vibro stone columns, respectively. The following table provides the location, point of contact and respective phone numbers.

TABLE 2
INTERMEDIATE FOUNDATION SYSTEM CONTACTS

Company	Contact	Phone Number	Email Address

Geopier Foundation Company	Bob Lapke	(402) 597-6000	blapke@geopiermw.com
Hayward Baker	Frank Swekosky	(630) 339-4308	FJSwekosky@HaywardBaker.com
Subsurface Constructors	W. Lyle Simonton	(314) 421-2460	lsimonton@subsurfaceconstructors.com

The intermediate systems should include the total cost associated with mobilization, installation of Geopier© or vibro stone columns including concerns related to ground water and soil stabilization of the drilled shaft, and removal of any spoil piles. Based on the most economical cost that meets the previously stated criteria, it is recommended that Aventine Renewable Energy, Inc. enter into an agreement with one of the three companies, so a cost to stabilize the soil can be completed immediately upon completion of the grading operations. Bibb & Associates should be able to provide each firm with the structural drawings that requires the foundation system to be supported on an intermediate system. The intermediate foundation company should also provide recommendations regarding how the shallow footing system is to be supported and/or connected to the intermediate foundation system. OA can provide any input needed to assist in development of those recommendations as well as help coordinate the bidding and award process between the three companies so Aventine Renewable Energy, Inc. receives the most economical bid price.

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The Geopier© or vibro stone column option will also result in reduced installation time for a given footing location, compared to the time required for installation associated with augered-in-place piles. A vibro stone column or Geopier© system allows for the installation of the concrete footing immediately after the column of crushed aggregate is placed.

Deep Foundation System

Based on the existing site conditions and required foundation bearing capacities, it is our recommendation the grain elevators and grain storage silos be supported on a deep foundation system.

In order to achieve total and differential settlement values and to obtain required bearing capacities, we recommend utilizing an auger cast-in-place foundation system. In our opinion, due to the deep influence zones of the large mat and tank foundations; core-out operations would not be feasible due to the extreme depth of excavation that would be required to reduce the settlements to within acceptable limits.

We recommend the final design utilize auger cast-in-place piles to support the associated mat foundations and tanks. The auger cast-in-place piles should be based on the following:

I.                            Piles consisting of augered cast-in-place concrete piles utilizing the individual allowable compressive capacities shown in Table 3. A tension capacity equal to three tenths the compressive capacity should be assumed in final design. Minimum center-to-center pile spacing should be no less than 3 pile diameters. No reduction in individual pile capacity for group action is needed for this spacing. The structural capacity of the piles should be determined using applicable AASHTO codes.

II.                        It is our recommendation the augered, cast-in-place piles bear into the medium dense to dense poorly graded sand. Table 3 indicates the proposed bearing depth of the augered, cast-in-place pile.

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TABLE 3

DEEP FOUNDATION AUGERED CAST-IN-PLACE PILES

Auger-cast Pile Diameter (inches)	Designed Pile Length (ft)	Minimum Tip Elevation (ft)	Allowable Compressive Capacity (tons)
14	65	1738.0	70
14	70	1733.0	75
16	60	1743.0	77
16	65	1738.0	100
18	60	1743.0	90
18	65	1738.0	120

•                             Specification requirements that are needed for augered, cast-in-place, concrete piles include design of the grout mix to limit bleeding of completed piles and contractor responsibility for increased length of piles or additional piles to compensate for soil disturbance if it is necessary to withdraw the auger without grouting. The grout mix at a minimum should be required to achieve a 28-day compressive strength of 4,000 psi. The contractor should be assigned responsibility for any effects pile installation has on previously installed piles, and to lengthen the disturbed pile as directed by the geotechnical engineer. It is advisable to prohibit installation of piles less than 6 pile diameters apart, on the same day, to reduce the risk of disturbance to piles containing uncured grout. To check the suitability of the bearing stratum during pile installation, a full-time OA representative should verify that the base depth is no higher than the elevations stated in Table 3 and that each cast-in-place pile is drilled into the medium dense to dense poorly graded sand. The addition of water to aid in drilling should not be allowed. Should the piles be required to resist uplift loads the structural engineer will be required to determine the reinforcement depth through consultation with the geotechnical engineer. In accordance with ACI 318-10.9.1 reinforcing consisting of about 1 percent of the pile cross sectional area to a depth of 10 to 15 feet is common for the augered piles to accommodate incidental bending moments and transient lateral loads. Ultimately the structural engineer should determine the reinforcement required and overall depth based on the design condition parameters.

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IV.                    Specifications should require the contractor to provide a grout head pump that will maintain six to eight feet of grout head pressure. It is recommended the specification state that the  auger be extracted at a regular rate of no greater than 2 to 3 feet per second, and the entire cast-in-place pile be placed in a single continuous pour. No construction joints are to be allowed within the pile. It should be noted that the recommended extraction rate is based off of a pump capacity of 1 cubic foot per stroke, and the extraction rate should be adjusted based on the capacity of the grout pump.

V.                        A previously performed load test was completed for the Coop Expansion and field verified the bearing capacity and associated settlement is within the design parameters, therefore we do feel it is necessary to perform a pile load test of the auger cast pile.

VI.                    In regards to the connection of the grain bins and silos to the perimeter footing of the ring wall foundations, we recommend utilizing flashing, or some other type of preventative  measure, to ensure that rainwater doesn’t seep or drain into the area between the base of  the tank and concrete mat.

VII.                Based on the existing soil conditions encountered in the clays, silts and sands, a lateral modulus of subgrade reaction value of 150 kips per cubic foot is recommended.

VIII.            Upon completion of the deep foundation system for each structure and the placement of the structural fill, total post- construction settlements are anticipated to be 1 inch or less with  minimal, if any, differential settlements.

Please note that while this section of the report is specific to the grain silos and DDG silos, the above recommendations are also applicable to the various tanks and structures that were recommended to utilize an intermediate or deep foundation system in Table 1. In the event that it was found to be more cost effective to utilize a deep foundation system rather than a vibro-stone column or Geopier© system, the above recommendations should be utilized for foundation design.

Floor Slab Subgrade Preparation

The soil subgrade in the areas of concrete slab-on-grade support is often disturbed during foundation and superstructure construction. Additionally, floor slab areas are often disturbed by construction equipment traffic between the time of initial grading and final construction. To prepare the floor slab subgrade, the top 12 inches of the subgrade in the building areas below the floor slab

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should be compacted to a minimum of 98 percent of the maximum dry density as determined by ASTM D698-91, Standard Proctor Moisture-Density Relationship. The moisture content should also be controlled between -1 and +3 percent of the optimum. The final subgrade should be proofrolled and evaluated by a full-time inspector immediately prior to placement of the concrete to detect any localized areas of instability. If unstable soils are encountered which cannot be adequately densified in place, such soils will typically require the installation of additional crushed stone materials or a geosynthetic over the soft soils.

Regarding the potential for expansive clays, numerous Atterberg limit tests were performed on the soils at the site. Per the graphical plots of the liquid limit and plasticity indexes, expansive soils were encountered at various locations. However, the depth in which they were encountered was well below the anticipated floor elevation and will not influence construction operations. Therefore, no additional remedial measures are deemed necessary to achieve the required criteria of less than 3/4 inches of potential vertical rise of an exposed concrete floor slab in the building.

Based on the fact that groundwater was not encountered at the time of final drilling operations, the placement of a synthetic barrier to minimize potential vapor rise through the slab is not necessary. Assuming these recommendations are implemented, a subgrade modulus of at least 150 psi/in for the floor slab design is acceptable.

Structural Fill

During construction, we recommend that fill materials placed in the building areas have a liquid limit of less than 50 and a plasticity index less than 30. Whenever possible, highly plastic silt (MH) or fat clay (CH) soils should not be placed within the upper 3 feet of the final ground elevation. Soils in this zone, which have a liquid limit greater than 50 and a plasticity index greater than 30 will typically require removal or blending with less plastic materials to result in lower Atterberg limits.

In addition to the plasticity characteristics, the fill soils should also be relatively free of organic materials (less than about two hundredths of a percent by weight) and other deleterious material. In addition, the soils should not contain particle sizes larger than three inches.

Based on the results of our laboratory testing program, a majority of the on site materials meet the previously mentioned structural fill criteria. During grading operations, representative samples of the proposed structural fill materials should be periodically checked via laboratory testing to verify

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compliance with structural fill requirements. A representative from the testing agency should be on site on a full-time basis to monitor excavation and grading operation as well as the suitability of fill materials. Any imported fill material should be tested prior to placement at the site to verify it complies with the criteria stated in this section of the report.

Suitable fill material should be placed in thin lifts (lift thickness depends on type of compaction equipment, but in general, lifts of 8 inches loose measurement is recommended). The soil should be compacted by heavy compaction equipment such as a Caterpillar 815 sheepsfoot roller. Within small excavations, such as in utility trenches (less than 24 inches in width), around manholes or behind retaining walls, we recommend the use of “wacker packers”, “Rammax” compactors or vibrating plate compactors to achieve the specified compaction. Loose lift thickness of 4 inches are recommended in small area fills. Structural fill and backfill must be compacted in accordance with the criteria stated in Table 4.

TABLE 4

STRUCTURAL FILL PLACEMENT GUIDELINES

Areas of Fill Placement	Compaction Recommendation (ASTM D698Standard Proctor)	Moisture Content (Percent of Optimum)
If Granular Cushion is utilized Beneath Floor Slab	98%*	As necessary to obtain density
Floor Slab/Soil Subgrade Material – 1’-0” below the base of the floor slab	98%	-1 to +3 percent
Structural fill placed within 10 feet beyond the perimeter of the building pad	98%	-1 to +3 percent
Pavement Aggregate Base – 0’-8” below base of pavement	98%*	As necessary to obtain density
Pavement Soil Subgrade Material – 0’-8” below the base of the Pavement Aggregate Base	98%	-1 to +3 percent
Pavement Soil Subbase - At depths greater than 0’-8” below the base of the Pavement Aggregate Base	95%	-3 to +3 percent
Structural fill placed within the embankment of the railroad lines	98%	-1 to +3 percent
Utility Trenches – Within building and pavement areas	98%	-1 to +3 percent
Storm Detention Pond and Non-structural Fill Areas	95%	-1 to +3 percent
Beneath Landscaped/Grass Areas	92%	As necessary to obtain density

•                             Alternative Compaction Method – 60% Relative Density

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The moisture content of suitable borrow soils should generally be between the specified ranges in Table 4. More stringent moisture limits may be necessary with certain soils. Based on the moisture content of the soil samples at the time of drilling operations, adjustments to the moisture content will be necessary to allow compaction in accordance with project specifications. Dependent on the percentage of fines, the clean free-draining aggregates utilized in the granular cushion beneath the floor slab could alternatively be consolidated by means of a vibratory compactor to at least 60% “relative density”, as determined in accordance with ASTM D 4253 (Standard Test Methods for Maximum lndex Density and Unit Weight of Soils Using a Vibratory Table) and D 4254 (Standard Test Methods for Minimum lndex Density and Unit Weight of Soils and Calculations of Relative Density).

Seismic Site Classification

Based on the subsurface conditions encountered in the borings, we recommend using a Seismic Site Class Definition of “D” per IBC 2003. There is no significant risk of liquefaction or mass movement of the on-site soils due to a seismic event.

Pavement Subgrade Preparation

Based on construction activities that have occurred, prior to this report, the upper two to three feet of expansive “hard-pan” Peoria loess has been removed and replaced with imported lean clay for the perimeter loop roadway. In addition the roadways within the plant will have the subgrade properly reworked in the final 8 inches below the aggregate base. Therefore, the final pavement subgrade implemented within the plant just prior to the placement of the concrete pavement should consist of 8 inches of the soil subgrade compacted to at least 98% of ASTM D-698, Standard Proctor, at a moisture content of -1 to +3 percent of optimum. After the subgrade soil is prepared, the area should be proofrolled with a loaded dump truck, scraper, or similar rubber-tired equipment weighing at least 25 tons. Proofrolling operations should be observed by a full-time inspector. Unstable and unsuitable soils, which are revealed by proofrolling and which cannot be adequately densified in-place, should be removed under the direction of the full-time inspector. It may be necessary to perform selective removal of soft, wet soils and/or stabilize existing soft soils in-place. If required, the methods of stabilization will typically include a lift of crushed stone materials or a geosynthetic over the soft soils. The identification of areas that may require undercutting and/or stabilization should be based on the actual conditions at the time of construction, and will depend on the location of the soft area.

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Once the subgrade soil has been visually observed to be stable, we recommend the placement of an 8-inch crushed limestone base course for the Heavy-Duty Pavement. The crushed limestone aggregate should meet the following gradation, which has 80 to 100 percent passing the 1-inch sieve, 50 to 95 percent passing the  ¾-inch sieve, 24 to 55 percent passing the 0.375-inch sieve, 11 to 37 percent passing the No. 4 sieve, 7 to 26 percent passing the No. 10 sieve, and 0 to 6 percent passing the No. 200 sieve. A recycled crushed concrete (NDOR Standard Specifications, Table 1033.11) is also deemed acceptable as an aggregate base. With a design life of 20 years and the seasonal changes in Nebraska, the pavement subgrade meeting the compaction specification at the time of installation has the potential to rapidly deteriorate without the use of an 8-inch crushed limestone base course or recycled crushed concrete. In regards to any future parking lot areas, it is recommended that a 4-inch crushed limestone base or recycled crushed concrete be utilized.

Since the coefficient of drainage is a critical factor in determining the pavement design thickness, it is also recommended that lateral drainage lines be installed along the edge of the roadway pavement for Heavy-Duty Pavement. The drainage lines should properly daylight into drainage ways and/or collector systems. Seasonal weather conditions along with surface runoff saturating the aggregate subbase can have a significant impact on the design life of the pavement. At a minimum, the drainage lines should be located on each side of the roadway edge and flow at least 4 inches below the aggregate subbase. If a storm sewer collection system is anticipated, the edge drains should gravity drain to the randomly located inlets and properly discharge any subsurface water that is collected in the drainage lines. Assuming a drainage system is implemented to eliminate any subsurface water, a good drainage coefficient value of 1.15 was utilized in the pavement design software.

It is important that the subgrade support be relatively uniform, with no abrupt changes in the degree of support. Non-uniform pavement support can result from the transition at cut and fill areas, varying soil moisture contents, varying soil types, and where utility backfill has been placed in areas to be paved. Improper subgrade preparation such as inadequate vegetation removal, proofrolling, and compaction can also result in non-uniform subgrade support.

Pavement Design

Pavement design is influenced by the anticipated traffic loads and volumes for the Aurora West Ethanol Plant, site subgrade conditions, pavement materials, and the desired design life. The recommended pavement thickness is based on our experiences with the alternate pavement types and equivalent pavement sections based on recognized structural coefficients.

23

The recommended design requires that the site be properly prepared in accordance with the Pavement Subgrade Preparation section of this report and that site drainage be provided to minimize the future wetting of the pavement subgrade. A pavement design life of 20 years was used. AASHTO pavement design procedures were used to estimate the required pavement thickness. The following parameters were adopted for the thickness design:

•Equivalent Single Axle Load:	14,000,000 ESAL’s for Access/Frontage Roads

•Equivalent Single Axle Load:	3,000,000 ESAL’s for Intermediate/Haul Roads

•Equivalent Single Axle Load:	200,000 ESAL’s for associated parking lot

•Stabilized Subbase:	8” cohesive lean clay or silt, compacted to at least 98% of ASTM D-698, Standard Proctor, at a moisture content between –1 and +3 percent of optimum

•Stabilized Subbase:	8” crushed limestone/recycled crushed concrete for Intermediate/Haul Roads and Access/Frontage Roads 4” crushed limestone/recycled crushed concrete for parking lot

•CBR value:	3.0

•Working stress (PCC)	600 psi

The Standard-Duty and Heavy-Duty pavement recommendations are based on a design life of 20 years, terminal serviceability = 2.25, reliability = 90%, initial serviceability = 4.2, and standard deviation = 0.35 for rigid pavements. In regards to the load transfer value, the Standard-Duty pavement assumed the saw joints were not doweled but for the Heavy-Duty pavement analysis the analysis utilized doweled joints to achieve the recommended pavement thickness.

Based on the above design parameters, we recommend the following minimum pavement design thickness.

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TABLE 5
PAVEMENT THICKNESS RECOMMENDATIONS

		Recommended Pavement Section Thickness (inches)
Traffic Area	ESAL’s	Portland Cement Concrete	Stabilized Subgrade	Total (Inches)
Parking lot	200,000	5.5	*	5.5
Intermediate/ Haul Roads	3,000,000	8.0	**	8.0
Access/ Frontage Roads	14,000,000	10.0	**	10.0

*                            4-inch crushed limestone or recycled crushed concrete in accordance with the Pavement Subgrade Preparation section of this report.

**                     8-inch crushed limestone or recycled crushed concrete in accordance with the Pavement Subgrade Preparation section of this report.

General Pavement Cross Section:

Concrete Pavement
(Standard-Duty Pavement)

[GRAPHIC]	Concrete: NDOR Section 1092, Portland Cement Concrete
[GRAPHIC]	Stabilized Subbase: 4-inch crushed limestone/recycled crushed concrete
[GRAPHIC]	Subgrade: NDOR Section 302, 8-Inch Subgrade Preparation

Concrete Pavement
(Heavy-Duty Pavement)

[GRAPHIC]	Concrete: NDOR Section 1092, Portland Cement Concrete
[GRAPHIC]	Stabilized Subbase: 8-inch crushed limestone/recycled crushed concrete
[GRAPHIC]	Subgrade: NDOR Section 302, 8-inch Subgrade Preparation

As stated previously, the Heavy-Duty Pavement in addition to the stabilized subbase of 8-inch crushed limestone or recycled crushed concrete should have dowel bars located at the transverse control joints to help eliminate the potential of joint failure. The implementation of dowels at the transverse joints will help transfer the loads and help decrease the necessary thickness of concrete.

25

Surface drainage around the pavement and proper maintenance are also important for long-term performance. Curbs should be backfilled as soon as possible after construction of the pavement. Backfill should be compacted and should be sloped to prevent water from ponding and infiltration under the pavement. All pavement joints should be caulked and any cracks should be quickly patched or sealed to prevent moisture from reaching and softening the subgrade.

[GRAPHIC]

Lateral Earth Pressures

The following soil parameters are provided for use in designing retaining walls, truck dock walls and/or foundation walls subject to lateral earth pressures. The parameters are based on the assumption that retained soils will be similar in composition to the onsite soils that were encountered in this investigation.

Retaining walls which are rigidly restrained at the top and are essentially unable to deflect or rotate should be designed for “at rest” earth pressure conditions. Retaining walls that are unrestrained at the top and are free to deflect or rotate slightly may be designed for “active” earth pressure conditions. The “passive” earth pressure condition should be used to evaluate the resistance of soil to lateral loads. Table 6 presents recommended values of earth pressure coefficients based on our experience with soils in the area. Equivalent fluid densities are frequently used for the calculation of lateral earth pressures for the “at-rest” and “active” conditions and are therefore provided in Table 6. These pressures do not apply to highly expansive clays with Liquid Limits above 50 and Plastic Indexes above 30 or expansive shales. Expansive shales can swell, producing very high lateral earth pressures.

TABLE 6
EARTH PRESSURE CONDITIONS

Earth Pressure State	Equivalent Fluid Density (pcf)	Surcharge Pressure, P1 (psf)	Earth Pressure P2 (psf)	Equivalent Fluid Density (pcf)	Surcharge Pressure P1 (psf)	Earth Pressure P2 (psf)
	Drained Condition			Saturated Condition
At-Rest (ko)	lean clay - 90 granular(1) - 80	(0.76)*S (0.67)*S	(90)*H (80)*H	lean clay – 115(2) granular (1) - 110(2)	(0.76)*S (0.67)*S	(115)*H (110)*H
Active (ka)	lean clay - 45 granular(1) - 40	(0.39)*S (0.31)*S	(45)*H (40)*H	lean clay – 90(2) granular(1) – 85(2)	(0.39)*S (0.31)*S	(90)*H (85)*H
Passive (kp)	cohesive - 240 granular(1) - 360	— —	— —	cohesive - 170(2) granular(1) - 230(2)	— —	— —

(1)                     – Less than 10% silt and clay

(2)                     – Equivalent Fluid Density =ko*gb+gw

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The lateral earth pressure design recommendations are based on the following assumptions:

•                             For active earth pressure, wall must rotate about base, with top lateral movements 0.002 Z to 0.004 Z, where Z is wall height

•                             Drained conditions assume a permanent drainage system behind the retaining wall that will allow no development of hydrostatic pressure

•                             Horizontal backfill (i.e., no sloping backfill above the top of the wall)

•                             The upper 42 inches do not contribute resistance against horizontal movement if the soil is subject to frost action and seasonal volume change

•                             Onsite backfill soils having a bulk unit weight of 120 pcf

•                             Backfill soils placed within the height of the retaining wall consisting of selected lean clay should be tested to verify the lean clays exhibit low plasticity

•                             Imported granular backfill soils having an angle of internal friction of 32 degrees

•                             Uniform surcharge, where S is surcharge pressure, in pounds per square foot (psf)

•                             Heavy equipment and other concentrated load components not included

•                             No safety factor is included

The cohesive conditions assume the backfill soils placed within seven tenths the height of the retaining wall height consist of selected lean clay or silt exhibiting an Atterberg liquid limit of less than 50. Should the cohesive parameters from Table 6 be utilized, a granular fill of at least two feet behind the wall is still recommended for the drained condition. For granular values to be valid, the granular backfill must extend out from the base of the wall at an angle of 45 and 60 degrees from the active and passive cases, respectively. Utilizing a locally available aggregate meeting the gradation of 100 percent passing the 1-inch, 77 to 97 percent passing the No. 4 sieve, 50 to 70 percent passing the No. 10 sieve, 16 to 40 percent passing the No. 30 sieve and 0 to 3 percent passing the No. 200 sieve is considered acceptable.

To calculate the resistance to sliding, a frictional resistance of 500 psf is recommended for footings bearing on approved cohesive bearing soil. To calculate the resistance to sliding for footings bearing on a suitable crushed limestone, an ultimate coefficient of friction value of 0.5 is recommended. Should the footing bear on the soil subgrade, we recommend using an alternative coefficient of friction of 0.3. Should an aggregate base be utilized as foundation bearing soil, the aggregate should have a minimum friction angle of 32 degrees and assume no cohesion value. A factor of safety of at least 1.5 to 2 should be applied.

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Slopes and Temporary Excavations

The owner and the contractor should make themselves aware of and become familiar with applicable local, state, and federal safety regulations, including current OSHA excavation and trench safety standards. Construction site safety generally is the sole responsibility of the contractor. The contractor shall also be solely responsible for the means, methods, techniques, sequences, and operations of construction operations. OA is providing the following information solely as a service to our client. Under no circumstances should OA’s provision of the following information be construed to mean that we are assuming responsibility for construction site safety or the contractor’s activities, such responsibility is not implied and should not be inferred.

The contractor should be aware that slope height, slope inclination, and excavation depths (including utility trench excavations) should in no case exceed those specified in local, state, or federal safety regulation; e.g., OSHA Health and Safety Standards for Excavations, 29 CFR Part 19266, or successor regulations. Such regulations are strictly enforced and, if not followed, the owner, the contractor, or earthwork or utility subcontractors could be liable for substantial penalties.

For this site, the overburden soil encountered in the upper 20 feet of our exploratory borings consisted of lean clays. We anticipate that OSHA will classify these materials as type B. OSHA recommends a maximum slope inclination of 1 H: 1V for type B soils.

Note: Soils encountered in the construction excavations may vary significantly across the site. Our soil classifications are based solely on the materials encountered in the widely spaced boring locations. The contractor should verify that similar conditions exist throughout the proposed area of excavation. If different subsurface conditions are encountered at the time of construction, OA must be contacted immediately to evaluate the conditions encountered. If any excavation, including a utility trench, is extended to a depth of more than 20 feet, OSHA requires that the side slopes of such excavation be designed by a professional engineer registered in the state where construction is occurring.

As an alternative to temporary slopes, vertical excavations can be temporarily shored. The contractor or the specialty subcontractor is responsible for the design of the temporary shoring in accordance with applicable regulatory requirements.

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Construction Equipment Mobility

Some of the soils encountered at this site, may be highly susceptible to softening under the action of construction equipment traffic. Mitigation of equipment mobility problems and management of soft surficial soils will be greatly dependent on the severity of the problem, the season in which construction is performed and prevailing weather conditions.

To reduce equipment mobility problems and in order to deal with soft, wet, surficial soils the following recommendations are provided:

•                             Optimize surface water drainage at the site to maintain positive drainage away from work areas

•                             Whenever possible, wait for dry weather conditions to prevail, and do not operate construction equipment on the site during wet conditions. Rutting the surface will only aggravate the problem

•                             Use construction equipment that is well suited for the intended job under the site conditions. Heavy rubber-tired equipment typically requires better site conditions than light, track-mounted equipment

•                             Implement a construction schedule that realistically allows for rain days. Pressure to perform earthwork under a tight schedule is frequently counterproductive

Ultimately, it may be necessary to take steps to aggressively improve construction mobility if construction must proceed under unfavorable conditions. Methods for coping with equipment mobility problems may range from removing several feet of soft wet soils, to utilizing crushed stone materials and/or stabilization fabric. Other methods include cement modification of soils, lime stabilization, etc. The optimal approach should be evaluated by the geotechnical engineer at the time of construction.

Corrosivity and Thermal Resistivity of Soils

Note that these sections of the report were recently requested by Bibbs & Associates. Testing is currently underway and will be issued in the form of an addendum once the laboratory analysis is completed.

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Drainage and Groundwater Considerations

After completion of the drilling operations, ground water was not encountered in any of the soil test borings. Therefore, it is not anticipated to be a concern during construction. We note that groundwater levels will fluctuate depending on seasonal variations of precipitation and other factors that were not evident at the time of drilling and may occur at higher elevations in proximity to the retention ponds at some time in the future.

Since moisture increases to the underlying soil can result in significant settlement, the site should also be graded to avoid water flows, concentrations, or standing water behind retaining walls, building foundations and tanks. If swales are designed at the top of the retaining walls, proper line and slope should be considered to avoid any water flow down behind retaining walls. Special attention to sources of storm water from building and tank roofs, gutter downspouts, and paved areas draining to one point is needed.

Additionally, in order to minimize concerns related to improper drainage away from building foundation that tends to soften when exposed to water, the following general recommendations are provided:

•                             Site grading should provide for efficient drainage of rainfall away from the tanks, mat foundations, buildings and pavement areas.

•                             Roof run-off should be collected and transferred directly to the storm sewer system, if possible, or to a location well away from the building and pavements. Conventional downspout drainage leading to splash blocks, though not as desirable, may be used.

•                             External hose connections should incorporate splash blocks to prevent localized accidental flooding of foundation soils. External hose connections should have cutoff valves inside the building to prevent accidental or unauthorized use of external hose connections.

•                             Building maintenance personnel should be informed of the potential problems associated with watering in close proximity to the building. Excessive watering of shrubs or lawns near buildings should be avoided. Placement of deep-rooted or water-intensive shrubs near buildings also should be avoided.

*********************

30

We trust that this report will assist you in the design and construction of the proposed project. OA appreciates the opportunity to provide our services on this project and look forward to working with you during construction and on future projects. Should you have any questions, please do not hesitate to contact us.

Respectfully submitted,

Olsson Associates

Prepared by:	Reviewed by:

[SEAL]

/s/ Kellen R. Petersen	/s/ Ryan D. Beckman
Kellen R. Petersen, E.I.	Ryan D. Beckman, P.E.
Engineer Intern	Geotechnical Engineer

31

APPENDIX A

Site Location Plan
Boring Location Plan

Aventine Aurora West Ethanol Plant

[GRAPHIC]

SlTE LOCATION PLAN
AVENTINE AURORA WEST ETHANOL PLANT
AURORA, NEBRASKA
OA PROJECT NO. 2006-1563

[GRAPHIC]

APPENDIX B

Symbols & Nomenclature
Boring Logs

SYMBOLS AND NOMENCLATURE

DRILLING NOTES

DRILLING AND SAMPLING SYMBOLS

SS:	Split-Spoon Sample
U:	Thin-walled Tube Sample
% Rec:	Percentage of Thin-walled Tube sample recovered
SPT Blow Counts:	Standard Penetration Test blows per 6" penetration
HSA:	Hollow Stem Auger
CFA:	Continuous Flight Auger
N.E.:	Not Encountered
N.A.:	Not Available

DRILLING PROCEDURES

Soil sampling and standard penetration testing performed in accordance with ASTM D 1586. The standard penetration resistance (SPT) “N” value is the number of blows of a 140 pound hammer falling 30 inches to drive a 2 inch O.D., 1.4 inch I.D. split-spoon sampler one foot. The thin-walled tube sampling procedure is described by ASTM specification D 1587.

WATER LEVEL MEASUREMENTS

Water levels indicated on the boring logs are levels measured in the borings at the times indicated. In relatively high permeable materials, the indicated levels may reflect the location of groundwater. In low permeability soils, the accurate determination of groundwater levels is not possible with only short-term observations.

SOIL PROPERTIES & DESCRIPTIONS

Soil descriptions are based on the Unified Soil Classification System (USCS) as outlined in ASTM Designations D-2487 and D-2488. The USCS group symbol shown on the boring logs correspond to the group names listed below.

Group Symbol	Group Name

GW	Well Graded Gravel
GP	Poorly Graded Gravel
GM	Silty Gravel
GC	Clayey Gravel
SW	Well Graded Sand
SP	Poorly Graded Sand
SM	Silty Sand
SC	Clayey Sand

Group Symbol	Group Name

CL	Lean Clay
ML	Silt
OL	Organic Clay or Silt
CH	Fat Clay
MH	Elastic Silt
OH	Organic Clay or Silt
PT	Peat

PARTICLE SIZE

Boulders	12 in. +
Cobbles	12 in.-3 in.
Gravel	3 in.-4.75mm
Coarse Sand	4.75mm-2.0mm
Medium Sand	2.0mm-0.425mm
Fine Sand	0.425-0.075mm
Silt	0.075mm-0.005mm
Clay	<0.005mm

COHESIVE SOILS		COHESIONLESS SOILS
Consistency	Unconfined Compressive Strength (Qu) (psf)	Relative Density	“N” Value

Very Soft	<500	Very Loose	0 - 3
Soft	500 - 1000	Loose	4 - 9
Firm	1001 - 2000	Medium Dense	10 - 29
Stiff	2001 - 4000	Dense	30 - 49
Very Stiff	4001 - 8000	Very Dense	> 50
Hard	> 8000

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-1

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1810.58 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/12/06 DATE FINISH: 10/12/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/12/06	IAD	NE	—	30.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Very stiff, light grayish brown, dry to moist, mostly lean clay
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
		U-2	—	Stiff, light grayish brown, dry to moist, mostly lean clay, trace iron
5			5.0’

			8.5’	Lean clay (CL)
		U-3	—	Firm, light brown, moist, mostly lean clay
10			10.0’

			13.5’	Lean clay (CL)
		U-4	—	Firm, light brown, moist, mostly lean clay
15			15.0’

			18.5’	Lean clay (CL)
		U-5	—	Firm, light brown, very moist, mostly lean clay
20			20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD – WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE – NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR – NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-1

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-1
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE		FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-
Lean clay (CL)
Firm, light brown, very moist, mostly lean clay

			23.5’		24.0’
		U-6	—		Lean clay (CL)
25			25.0’		Firm, dark brown, very moist, mostly lean clay
-SANGAMON-

28.5’
			28.5’		Lean clay (CL)
		U-7	—	Firm, reddish brown, moist, mostly lean clay	-LOVELAND FORMATION-
30			30.0’
Base of boring @ 30.0 feet

35

40

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD – WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE – NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR – NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-1

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-2

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1806.9 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/16/06 DATE FINISH: 10/16/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/16/06	IAD	NE	—	40.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	----	Firm, light brown to yellow, dry to moist, mostly lean clay
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	----	Firm, light brown to yellow, dry to moist, mostly lean clay
5.0’

			8.5’	Lean clay (CL)
10		U-3	----	Firm, light brown to yellow, moist, mostly lean clay
10.0’

			13.5’	Lean clay (CL)
15		U-4	----	Firm, light brown, moist, mostly lean clay
15.0’

			18.5’	Lean clay (CL)
		U-5	----	Firm, yellowish brown, very moist, mostly lean clay
20			20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-2

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-2
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-
Lean clay (CL)
Firm, yellowish brown, very moist, mostly lean clay

22.5’
-SANGAMON-

			23.5’	Lean clay (CL)
25		U-6	----	Stiff, dark reddish brown, moist, mostly lean clay
25.0’

27.5’
-LOVELAND FORMATION-

			28.5’	Lean clay (CL)
30		U-7	----	Stiff, reddish brown, moist, mostly lean clay
30.0’

			33.5’	Lean clay (CL)
35		U-8	----	Stiff, reddish brown, moist, mostly lean clay, little sand
35.0’

			38.5’	Lean clay (CL)
40		U-9	----	Stiff, reddish brown, moist, mostly lean clay, little sand
40.0’
Base of boring @ 40.0 feet

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-2

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-3

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 4 LOCATION: See Plans ELEVATION: 1812.6 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 75
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/12/06 DATE FINISH: 10/12/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: M. Sorgenfrei PREPARED BY: J. Lanz
10/12/06	IAD	NE	—	80.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	----	Stiff, light brown, dry, mostly lean clay, trace fine sand
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	----	Firm, light brown, dry to moist, mostly lean clay, trace fine sand
5.0’

			8.5’	Lean clay (CL)
10		U-3	----	Firm, light brown, dry to moist, mostly lean clay, trace fine sand
10.0’

			13.5’	Lean clay (CL)
15		U-4	----	Stiff, light brown mottled with reddish brown, moist, mostly lean clay,
			15.0’	trace fine sand

			18.5’	Lean clay (CL)
20		U-5	----	Stiff, light brown mottled with reddish brown, moist, mostly lean clay,
			20.0’	trace fine sand 20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-3

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-3
PAGE NO. 2 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-LOVELAND FORMATION-

			23.5’	Lean clay (CL)
25		U-6	—	Stiff, dark brown, very moist, mostly lean clay
25.0’

			28.5’	Lean clay (CL)
30		U-7	—	Stiff, reddish brown, moist, mostly lean clay, trace fine sand
30.0’

			33.5’	Lean clay (CL)
35		U-8	—	Stiff, reddish brown, moist, mostly lean clay, trace fine sand
35.0’

			38.5’	Lean clay (CL)
40		U-9	—	Firm, reddish brown, moist, mostly lean clay, trace fine sand
40.0’

			43.5’	Lean clay (CL)
45		U-10	—	Stiff, reddish brown, moist, mostly lean clay, trace fine sand
45.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-3

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-3
PAGE NO. 3 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-LOVELAND FORMATION-

			48.5’	Lean clay (CL)
50		U-11	—	Stiff, reddish brown, moist, mostly lean clay, trace fine sand
50.0’

			53.0’	Silty sand (SM)
55		U-12	—	Stiff, reddish brown, moist, mostly silty sand
55.0’

56.5’

-ALLUVIUM-

	4		58.5’	Poorly graded sand (SP)
60	10	SS-13	—	Medium dense, light yellowish brown, dry, mostly poorly graded sand
	12		60.0’

	5		63.5’	Poorly graded sand (SP)
65	8	SS-14	—	Medium dense, light yellowish brown, dry, mostly poorly graded sand
	11		65.0’

	6		68.5’	Poorly graded sand (SP)
70	8	SS-15	—	Medium dense, light yellowish brown, dry, mostly poorly graded sand
	11		70.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-3

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-3
PAGE NO. 4 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-ALLUVIUM-

	15		73.5’	Poorly graded sand (SP)
75	23	SS-16	—	Dense, light yellowish brown, dry, mostly poorly graded sand
	26		75.0’

	15		78.0’	Poorly graded sand (SP)
80	28	SS-17	—	Very dense, light yellowish brown, dry, mostly poorly graded sand, trace gravel
	24		80.0’
Base of boring @ 80.0 feet

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-3

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-4

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 4 LOCATION: See Plans ELEVATION: 1811.2 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 75
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/12/06 DATE FINISH: 10/12/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: D. Humann PREPARED BY: J. Lanz
10/12/06	IAD	NE	—	80.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE		FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean to clay (CL)	-SUBSOIL-
		U-1	—		Very stiff, grayish brown, moist, mostly lean clay
2.5’

-PEORIA LOESS-
			3.5’	Lean clay (CL)
5		U-2	—		Stiff, yellowish brown, moist, mostly lean clay
5.0’

			8.5’		Lean clay (CL)
10		U-3	—		Stiff, yellowish brown mottled with yellow, red and black, moist, mostly lean clay
10.0’

			13.5’		Lean clay (CL)
15		U-4	—		Firm, yellowish brown mottled with yellow, red and black, moist, mostly lean clay
15.0’

			18.5’		Lean clay (CL)
20		U-5	—		Firm, yellowish brown mottled with yellow, red and black, very moist, mostly lean clay
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD – WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE – NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR – NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-4

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-4
PAGE NO. 2 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-PEORIA LOESS-
21.0’

-SANGAMON-

			23.5’	Lean clay (CL)
25		U-6	—	Firm, reddish brown, very moist, mostly lean clay
25.0’

27.0’

-LOVELAND FORMATION-

			28.5’	Lean clay (CL)
30		U-7	—	Stiff, reddish brown, moist, mostly lean clay, trace fine sand
30.0’

			33.5’	Lean clay (CL)
35		U-8	—	Stiff, reddish brown, moist, mostly lean clay, trace fine sand
35.0’

			38.5’	Lean clay (CL)
40		U-9	—	Stiff, reddish brown, moist, mostly lean clay, few fine sand
40.0’

			43.5’	Silty, clayey sand (SC-SM)
45		U-10	—	Firm, reddish brown, moist, mostly silty, clayey sand
45.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-4

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-4
PAGE NO. 3 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-LOVELAND FORMATION-

			48.5’	Silty sand (SM)
50		U-11	—	Medium dense, light reddish brown, mostly silty sand
50.0’

52.0’

-ALLUVIUM-

	4		53.0’	Silty sand (SM)
55	5	SS-12	—	Medium dense, dark yellowish brown, moist, mostly silty sand
	9		55.0’

57.0

	7		58.5’	Poorly graded sand (SP)
60	11	SS-13	—	Medium dense, yellowish brown, dry, mostly poorly graded sand, trace fine gravel
	13		60.0’

	7		63.5’	Poorly graded sand (SP)
65	12	SS-14	—	Medium dense, yellowish brown, dry, mostly poorly graded sand, trace fine gravel
	15		65.0’

	8		68.5’	Poorly graded sand (SP)
70	13	SS-15	—	Dense, yellowish brown, dry, mostly poorly graded sand, trace fine gravel
	17		70.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-4

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-4
PAGE NO. 4 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

	8		73.5’	Poorly graded sand (SP)
75	17	SS-16	—	Dense, yellowish brown, dry, mostly poorly graded sand, trace fine gravel
	25		75.0’

	15		78.0’	Poorly graded sand (SP)
80	25	SS-17	—	Very dense, yellowish brown, dry, mostly poorly graded sand, some fine gravel
	40		80.0’
Base of boring @ 80.0 feet

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD – WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE – NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR – NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-4

[GRAPHIC]			TEST BORING REPORT						BORING NO. B-5

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1807.7 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/16/06 DATE FINISH: 10/16/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: J. Lanz
10/16/06	IAD	NE	–	40.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Stiff, light brown, moist, mostly lean clay
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Firm, light brown, dry to moist, mostly lean clay
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Firm, light brown, moist, mostly lean clay
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Stiff, light brown, moist, mostly lean clay
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Firm, light brown, very moist, mostly lean clay
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-5

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-5
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

23.5’
			23.5’	Lean clay (CL)
25		U-6	—	Firm, dark brown, very moist, mostly lean clay
			25.0’	-SANGAMON-

28.0’

			28.5’	Lean clay (CL)
30		U-7	—	Stiff, reddish brown, moist, mostly lean clay
			30.0’	-LOVELAND FORMATION-

			33.5’	Lean clay (CL)
35		U-8	—	Stiff, reddish brown, moist, mostly lean clay
35.0’

			38.5’	Lean clay (CL)
40		U-9	—	Stiff, reddish brown, moist, mostly lean clay
40.0’
Base of boring @ 40.0 feet

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD – WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE – NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR – NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-5

[GRAPHIC]			TEST BORING REPORT						BORING NO. B-6

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1806.1 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 75
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/16/06 DATE FINISH: 10/16/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/16/06	IAD	NE	—	40.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Stiff, brown, dry to moist, mostly lean clay
2.5’

-PEORIA LOESS-
			3.5’	Lean clay (CL)
5		U-2	—	Stiff, light brown, dry to moist, mostly lean clay, trace sand and iron
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Stiff, light brown, very moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Firm, light brown, very moist, mostly lean clay, trace sand and iron
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD – WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE – NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR – NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-6

[GRAPHIC]			TEST BORING REPORT	BORING NO. B-6
PAGE NO. 2 of 2
DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-PEORIA LOESS-

23.5’

			23.5’	Lean clay (CL)
25		U-6	—	Stiff, reddish brown, moist, mostly lean clay
			25.0’	-SANGAMON-

28.5’

			28.5’	Lean clay (CL)
30		U-7	—	Stiff, reddish brown, moist, mostly lean clay, few sand
			30.0’	-LOVELAND FORMATION-

			33.5’	Lean clay (CL)
35		U-8	—	Stiff, reddish brown, moist, mostly lean clay, few sand
35.0’

			38.5’	Lean clay (CL)
40		U-9	—	Stiff, reddish brown, moist, mostly lean clay, few sand
40.0’

Base of boring @ 40.0 feet

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD – WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE – NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR – NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-6

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-7

PROJECT: Aventine Aurora West Ethanol Plant	JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1807.6 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 75
GROUNDWATER	DEPTH TO:	CASING	SAMPLER	CORE BARREL	DATE START: 10/16/06 DATE FINISH: 10/16/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE	DRILLER: J. Anderson PREPARED BY: A. Loeck
10/16/06	IAD	NE	—	40.0’	SIZE ID
HAMMER WT
HAMMER FALL
DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
1.0’	Lean clay (CL)
U-1	—	Stiff, brown to dark brown, moist, mostly lean clay, trace sand and roots
2.5’	-PEORIA LOESS-

-
3.5’	Lean clay (CL)
5	U-2	—	Firm, light brown, dry to moist, mostly lean clay, trace sand
5.0’

8.5’	Lean clay (CL)
10	U-3	—	Stiff, light brown, moist, mostly lean clay, trace sand
10.0’

13.5’	Lean clay (CL)
15	U-4	—	Firm, light brown, very moist, mostly lean clay, trace iron and manganese
15.0’

18.5’	Lean clay (CL)
20	U-5	—	Firm, brown, very moist, mostly lean clay, trace sand and iron
20.0’
BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.	COMPONENT %	GROUNDWATER ABBREV

0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
>30	HARD	NR	NO RECOVERY	BORING NO. B-7

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-7
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

23.5’
			23.5’	Lean clay (CL)
25		U-6	—	Stiff, dark brown, moist, mostly lean clay, trace sand
			25.0’	-SANGAMON-

26.5’

-LOVELAND FORMATION-

			28.5’	Lean clay (CL)
		U-7	—	Stiff, reddish brown, moist, mostly lean clay, few sand
30			30.0’

			33.5’	Lean clay (CL)
		U-8	—	Stiff, reddish brown, moist, mostly lean clay, few sand
35			35.0’

			38.5’	Lean clay (CL)
		U-9	—	Stiff, reddish brown, moist, mostly lean clay, few sand
40			40.0’
Base of boring @ 40.0 feet

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY		SAMPLE ID.	COMPONENT %		GROUNDWATER ABBREV

0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD – WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE – NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR – NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-7

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-8

PROJECT: Aventine Aurora West Ethanol Plant	JOB NO. 2006-1563 PAGE NO. 1 of 4 LOCATION: See Plans ELEVATION: 1807.9 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 75
GROUNDWATER	DEPTH TO:	CASING	SAMPLER	CORE BARREL	DATE START: 10/10/06 DATE FINISH: 10/10/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE	DRILLER: D. Humann PREPARED BY: A. Loeck
10/10/06	IAD	NE	—	80.0’	SIZE ID

HAMMER WT

HAMMER FALL
DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
1.0’	Lean clay (CL)
U-1	—	Firm, light brown, dry to moist, mostly lean clay
2.5’
-PEORIA LOESS-

3.5’	Lean clay (CL)
U-2	—	Firm, light brown, dry to moist, mostly lean clay, trace calcium
5	5.0’

8.5’	Lean clay (CL)
U-3	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
10	10.0’

13.5’	Lean clay (CL)
U-4	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
15	15.0’

18.5’	Lean clay (CL)
U-5	—	Firm, light brown, very moist, mostly lean clay, trace sand
20	20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY		SAMPLE ID.	COMPONENT %		GRONUDWATER ABBREV

0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-8

[GRAPHIC]		BORING NO. B-8
	TEST BORING REPORT	PAGE NO. 2 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

23.0’

			23.5’	Lean clay (CL)	-SANGAMON-
		U-6	—	Firm, dark reddish brown, very moist, mostly lean clay
25			25.0’

26.5

-LOVELAND FORMATION-

			28.5’	Lean clay (CL)
		U-7	—	Stiff, reddish brown, moist, mostly lean clay, trace sand
30			30.0’

			33.5’	Lean clay (CL)
		U-8	—	Stiff, reddish brown, moist, mostly lean clay, few sand
35			35.0’

			38.5’	Lean clay (CL)
		U-9	—	Stiff, reddish brown, moist, mostly lean clay, few sand
40			40.0’

43.5’
			43.5’	Poorly graded sand (SP)
		U-10	—	Firm, yellowish brown, dry, mostly fine to medium sand, some lean clay
45			45.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY		SAMPLE ID.	COMPONENT %		GROUNDWATER ABBREV

0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-8

[GRAPHIC]		BORING NO. B-8
	TEST BORING REPORT	PAGE NO. 3 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-ALLUVIUM-

	4		48.5’	Poorly graded sand (SP)
50	7	SS-11	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	9		50.0’

	5		53.5’	Poorly graded sand (SP)
55	7	SS-12	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	10		55.0’

	8		58.5’	Poorly graded sand (SP)
60	10	SS-13	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	13		60.0’

	9		63.5’	Poorly graded sand (SP)
65	11	SS-14	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	13		65.0’

	4		68.5’	Poorly graded sand (SP)
70	12	SS-15	—	Dense, yellowish brown, dry, mostly fine to medium sand
	35		70.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY		SAMPLE ID.	COMPONENT %		GROUNDWATER ABBREV

0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-8

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-8
PAGE NO. 4 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-ALLUVIUM-

	16		73.5’	Poorly graded sand (SP)
75	25	SS-16	—	Very dense, yellowish brown, dry, mostly fine to medium sand, few gravel
	32		75.0’

	20		78.0’	Poorly graded sand (SP)
80	30	SS-17	—	Very dense, yellowish brown, dry, mostly fine to medium sand, few gravel
	37		80.0’
Base of boring @ 80.0 feet

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-8

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-9

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 4 LOCATION: See Plans ELEVATION: 1807.4 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 75
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/10/06 DATE FINISH: 10/10/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: D. Humann PREPARED BY: A. Loeck
10/10/06	IAD	NE	—	80.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Stiff, light brown, moist, mostly lean clay, trace sand, iron and calcium
2.5’
-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Stiff, light brown, dry to moist, mostly lean clay, trace sand, iron and calcium
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Firm, light brown, moist, mostly lean clay, trace sand
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Firm, light brown, moist, mostly lean clay, trace sand
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Firm, light brown, very moist, mostly lean clay, trace sand
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUDNWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-9

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-9
PAGE NO. 2 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

23.0’

			23.5’	Lean clay (CL)	-SANGAMON-
25		U-6	—	Stiff, dark reddish brown, moist, mostly lean clay
25.0’

28.0’

			28.5’	Lean clay (CL)	-LOVELAND FORMATION-
30		U-7	—	Stiff, reddish brown, moist, mostly lean clay, trace sand
30.0’

			33.5’	Lean clay (CL)
35		U-8	—	Stiff, reddish brown, moist, mostly lean clay, few sand
35.0’

			38.5’	Lean clay (CL)
40		U-9	—	Stiff, reddish brown, moist, mostly lean clay, few sand
40.0’

			43.5’	Lean clay (CL)
45		U-10	—	Stiff, reddish brown, moist, mostly lean clay, few sand
45.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-9

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-9
PAGE NO. 3 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-LOVELAND FORMATION-

	5		48.5’	Lean clay (CL)
50	6	SS-11	—	Very stiff, light reddish brown, moist, mostly lean clay, some sand
	11		50.0’

52.0
-ALLUVIUM-

	5		53.5’	Poorly graded sand (SP)
55	7	SS-12	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	10		55.0’

	5		58.5’	Poorly graded sand (SP)
60	9	SS-13	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	9		60.0’

	4		63.5’	Poorly graded sand (SP)
65	8	SS-14	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	9		65.0’	-ALLUVIUM-

	5		68.5’	Poorly graded sand (SP)
70	11	SS-15	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	16		70.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-9

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-9
PAGE NO. 4 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-ALLUVIUM-

	6		73.5’	Poorly graded sand (SP)
75	25	SS-16	—	Very dense, yellowish brown, dry, mostly fine to medium sand, little gravel
	37		75.0’

	12		78.0’	Poorly graded sand (SP)
80	22	SS-17	—	Very dense, yellowish brown, dry, mostly fine to medium sand, little gravel
	29		80.0’
Base of boring @ 80.0 feet

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-9

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-10

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1808.3 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/12/06 DATE FINISH: 10/12/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/12/06	IAD	NE	—	30.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Firm, light brown to gray, moist, mostly lean clay
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Firm, light brown to gray,. moist, mostly lean clay
5.0’

			8.5’	Lean clay (CL)
10		U-3	—-	Firm, light brown, very moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-10

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-10
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

23.0’

			23.5’	Lean Clay (CL)	-SANGAMON-
25		U-6	—	Stiff, dark brown, moist, mostly lean clay
25.0’

28.0’

			28.5’	Lean Clay (CL)	-LOVELAND FORMATION-
30		U-7	—-	Stiff, reddish brown, moist, mostly lean clay
			30.0’		Base of boring @ 30.0 feet

35

40

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-10

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-11

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1807.5 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/12/06 DATE FINISH: 10/12/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/12/06	IAD	NE	—	25.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Very stiff, brown, moist, mostly lean clay, trace sand and iron
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Stiff, brown, dry to moist, mostly lean clay, trace sand and iron
5.0’

			8.5’	Lean clay (CL)
10		U-3	—-	Stiff, light brown, moist, mostly lean clay, trace sand
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Stiff, light brown, moist, mostly lean clay, trace sand
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Firm, brown, very moist, mostly lean clay, trace iron and manganese
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-11

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-11
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS -

23.5’
		U-6	23.5’	Lean clay (CL)
25			—	Stiff, dark brown, moist, mostly lean clay	-SANGAMON-
25.0’
Base of boring @ 25.0 feet

30

35

40

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-11

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-12

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1807.5 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/12/06 DATE FINISH: 10/12/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/12/06	IAD	NE	—	25.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-DEVELOPED ZONE-
1.0’ (6-inch root depth)
		U-1	1.0’	Lean clay (CL)
			—	Firm, brown, moist, mostly lean clay, trace sand and iron
			2.5’	-PEORIA LOESS -

		U-2	3.5’	Lean clay (CL)
5			—	Stiff, brown, moist lean clay , trace sand and iron
5.0’

		U-3	8.5’	Lean clay (CL)
10			—	Stiff, light brown, moist, mostly lean clay, trace iron
10.0’

		U-4	13.5’	Lean clay (CL)
15			—	Stiff, light brown, moist, mostly lean clay, trace iron
15.0’

		U-5	18.5’	Lean clay (CL)
20			—	Firm, light brown, very moist, mostly lean clay, trace sand and iron
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-12

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-12
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS -

		U-6	23.5’	Lean clay (CL)
25			—	Stiff, brown, very moist, mostly lean clay, traces sand
25.0’
Base of boring @ 25.0 feet

30

35

40

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-12

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-13

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1807.7 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/12/06 DATE FINISH: 10/12/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/12/06	IAD	NE	—	25.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-DEVELOPED ZONE-
1.0’
		U-1	—	2.0’ (10-inch root depth)
2.5’
-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Stiff, light brown, moist, mostly lean clay
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Firm, light brown, very moist, mostly lean clay, trace sand and iron
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-13

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-13
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

22.5’

			23.5’	Lean Clay (CL)	-SANGAMON-
25		U-6	—	Stiff, dark brown, moist, mostly lean clay
25.0’
Base of boring @ 25.0 feet

30

35

40

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-13

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-14

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 4 LOCATION: See Plans ELEVATION: 1807.3 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 75
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/11/06 DATE FINISH: 10/11/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: D. Humann PREPARED BY: A. Loeck
10/11/06	IAD	NE	—	80.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Stiff, light brown, moist, mostly lean clay, trace sand
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Firm, light brown, moist, mostly lean clay, trace sand
5.0’

			8.5’	Lean clay (CL)
10		U-3	—-	Firm, light brown, moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Stiff, light brown, very moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Stiff, light brown, very moist, mostly lean clay, trace sand and iron
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-14

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-14
PAGE NO. 2 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

23.0’

			23.5’	Lean clay (CL)	-SANGAMON-
25		U-6	—	Stiff, dark reddish brown, very moist, mostly lean clay, trace sand
25.0’

28.0’

			28.5’	Lean clay (CL)	-LOVELAND FORMATION-
30		U-7	—	Hard, reddish brown, moist, mostly lean clay, few sand
30.0’

			33.5’	Lean clay (CL)
35		U-8	—	Very stiff, reddish brown, moist, mostly lean clay, little sand
			35.0’		-LOVELAND FORMATION-

38.0’

			38.5’	Lean clay (CL)	-ALLUVIUM-
40		U-9	—	Stiff, dark yellowish brown, moist, mostly lean clay, few sand
40.0’

43.0’

			43.5’	Poorly graded sand (SP)
45		U-10	—	Medium dense, yellowish brown, dry, mostly fine to medium sand, some lean clay
45.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-14

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-14
PAGE NO. 3 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-ALLUVIUM-

	5		48.5’	Poorly graded sand (SP)
50	6	SS-11	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	10		50.0’

	7		53.5’	Poorly graded sand (SP)
55	8	SS-12	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	11		55.0’

	7		58.5’	Poorly graded sand (SP)
60	9	SS-13	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	11		60.0’

	5		63.5’	Poorly graded sand (SP)
65	7	SS-14	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	8		65.0’

	8		68.5’	Poorly graded sand (SP)
70	12	SS-15	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	17		70.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-14

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-14
PAGE NO. 4 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-ALLUVIUM-

	11		73.5’	Poorly graded sand (SP)
75	21	SS-16	—	Dense, yellowish brown, dry, mostly fine to medium sand, few gravel
	25		75.0’

	10		78.0’	Poorly graded sand (SP)
80	20	SS-17	—	Very dense, yellowish brown, dry, mostly fine to medium sand, few gravel
	31		80.0’
Base of boring @ 80.0 feet

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-14

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-15

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1809.5 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 75
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/13/06 DATE FINISH: 10/13/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/16/06	IAD	NE	—	30.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-

1.0’
		U-1	—	2.0’ (10-inch root depth)
2.5’
-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Firm, light brown to yellow, dry to moist, mostly lean clay
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Firm, light grayish brown, very moist, mostly lean clay, trace sand and iron
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-15

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-15
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

			23.5’	Lean clay (CL)
25		U-6	—	Stiff, light brown, very moist, mostly lean clay, trace sand and iron
			25.0’	25.0’

-SANGAMON-
Lean clay (CL)
Stiff, dark reddish brown, moist, mostly lean clay

			28.5’	29.0’
30		U-7	—	Lean clay (CL)
			30.0’	Stiff, reddish brown, moist, mostly lean clay
-LOVELAND FORMATION-

			33.5’	Lean clay (CL)
35		U-8	—	Stiff, reddish brown, moist, mostly lean clay
35.0’

			38.5’	Lean clay (CL)
40		U-9	—	Stiff, reddish brown, moist, mostly lean clay, trace sand
40.0’
Base of boring @ 40.0 feet

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-15

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-16

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 1 LOCATION: See Plans ELEVATION: 1809.0 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/12/06 DATE FINISH: 10/12/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/12/06	IAD	NE	—	20.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Stiff, light brown, dry to moist, mostly lean clay, trace iron
			2.5’		-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Stiff, light brown, moist, mostly lean clay, trace iron
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Very stiff, light to dark brown, moist, mostly lean clay
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Stiff, brown, very moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Stiff, brown, moist, mostly lean clay, trace sand and iron
			20.0’		Base of boring @ 20.0 feet

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-16

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-17

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1809.1 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 75
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/16/06 DATE FINISH: 10/16/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/16/06	IAD	NE	—	40.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Firm, brown, moist, mostly lean clay
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Firm, light brown, moist, mostly lean clay, trace sand and iron
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Firm, light brown, moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Firm, light brown, moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Firm, brown, very moist, mostly lean clay, trace sand and manganese
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-17

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-17
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

22.5’

-SANGAMON-
			23.5’	Lean clay (CL)
25		U-6	—	Stiff, brown, moist, mostly lean clay, trace manganese
25.0’

26.0’

-LOVELAND FORMATION-

			28.5’	Lean clay (CL)
30		U-7	—	Stiff, reddish brown, moist, mostly lean clay
30.0’

			33.5’	Lean clay (CL)
35		U-8	—	Stiff, reddish brown, moist, mostly lean clay, trace sand
35.0’

			38.5’	Lean clay (CL)
40		U-9	—	Stiff, reddish brown, moist, mostly lean clay, trace sand
40.0’
Base of boring @ 40.0 feet

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-17

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-18

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1808.3 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/12/06 DATE FINISH: 10/12/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/12/06	IAD	NE	—	25.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Firm, light brown, moist, mostly lean clay
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Stiff, light brown, moist, mostly lean clay
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Stiff, brown, moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Firm, brown, moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Stiff, brown, very moist, mostly lean clay, trace sand and iron
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-18

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-18
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

22.5’

			23.5’	Lean clay (CL)	-SANGAMON-
25		U-6	—	Stiff, dark brown, moist, mostly lean clay
25.0’
Base of boring @ 25.0 feet

30

35

40

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-18

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-19

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1802.8 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/11/06 DATE FINISH: 10/11/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/11/06	IAD	NE	—	25.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Stiff, light brown, dry to moist, mostly lean clay
2.5’
-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Very stiff, light brown, dry to moist, mostly lean clay
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Stiff, brown, moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Stiff, brown, moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Stiff, brown, moist, mostly lean clay, trace sand and iron
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-19

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-19
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

22.5’

-SANGAMON-
			23.5’	Lean clay (CL)
25		U-6	—	Stiff, dark reddish brown, very moist, mostly lean clay, trace sand
25.0’
Base of boring @ 25.0 feet

30

35

40

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-19

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-20

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 4 LOCATION: See Plans ELEVATION: 1807.11 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 75
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/9/06 DATE FINISH: 10/9/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: D. Humann PREPARED BY: A. Loeck
10/9/06	IAD	NE	—	80.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Stiff, light brown, moist, mostly lean clay, trace sand
2.5’
-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Stiff, light brown, moist, mostly lean clay, trace sand
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Firm, light brown, very moist, mostly lean clay, trace sand
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-20

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-20
PAGE NO. 2 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

23.0’

			23.5’	Lean clay (CL)	-SANGAMON-
25		U-6	—	Firm, dark reddish brown, very moist, mostly lean clay, trace sand
25.0’
25.5’

-LOVELAND FORMATION-

			28.5’	Lean clay (CL)
30		U-7	—	Stiff, reddish brown, moist, mostly lean clay, trace sand
30.0’

31.5’

-ALLUVIUM-

			33.5’	Lean clay (CL)
35		U-8	—	Stiff, grayish brown to black, moist, mostly lean clay, few sand
35.0’

			38.5’	Lean clay (CL)
40		U-9	—	Stiff, grayish brown to black, moist, mostly lean clay, few sand
40.0’

			43.5’	Lean clay (CL)
45		U-10	—	Stiff, grayish brown to black, moist, mostly lean clay, few sand
45.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-20

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-20
PAGE NO. 3 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-ALLUVIUM-

			48.5’	Lean clay (CL)
50		U-11	—	Stiff, grayish brown to black, moist, mostly lean clay, few sand
50.0’

52.0’

			53.5’	Poorly graded sand (SP)
55		U-12	—	Medium dense, yellowish brown, dry, mostly fine to medium sand, some lean clay
55.0’

	3		58.5’	Poorly graded sand (SP)
60	8	SS-13	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	11		60.0’

	8		63.5’	Poorly graded sand (SP)
65	10	SS-14	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	12		65.0’

	8		68.5’	Poorly graded sand (SP)
70	12	SS-15	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	15		70.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-20

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-20
PAGE NO. 4 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-ALLUVIUM-

	8		73.5’	Poorly graded sand (SP)
75	15	SS-16	—	Dense, yellowish brown, dry, mostly fine to medium sand
	30		75.0’

	12		78.0’	Poorly graded sand (SP)
80	21	SS-17	—	Very dense, yellowish brown, dry, mostly fine to medium sand, few gravel
	32		80.0’
Base of boring @ 80.0 feet

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-20

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-21

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 1 LOCATION: See Plans ELEVATION: 1811.3 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/12/06 DATE FINISH: 10/12/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/12/06	IAD	NE	—	20.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Firm, light brown to gray, moist, mostly lean clay
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Firm, light brown to gray, moist, mostly lean clay
5.0’

			8.5’	Lean clay (CL)
10		U-3	—-	Firm, light brown, moist, mostly lean clay, trace iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Firm, light brown, moist, mostly lean clay, trace iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Firm, light brown, moist, mostly lean clay, trace iron
			20.0’	Base of boring @ 20.0 feet

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-21

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-22

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1809.6(USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/13/06 DATE FINISH: 10/13/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: D. Humann PREPARED BY: A. Loeck
10/16/06	IAD	NE	—	40.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Stiff, brown, moist, mostly lean clay, trace sand
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Stiff, brown, moist, mostly lean clay, trace sand
5.0’

			8.5’	Lean clay (CL)
10		U-3	—-	Firm, brown, moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Stiff, light brown, very moist, mostly lean clay, trace sand and iron
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-22

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-22
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

			23.5’	Lean clay (CL)
25		U-6	—	Firm, brown, very moist, mostly lean clay, trace manganese
25.0’

26.5’

				Lean clay (CL)	-SANGAMON-
Stiff, dark brown, very moist, mostly lean clay

			28.5’	29.0’
30		U-7	—	Lean clay (CL)
			30.0’	Stiff, reddish brown, moist, mostly lean clay
-LOVELAND FORMATION-

			33.5’	Lean clay (CL)
35		U-8	—	Stiff, reddish brown, moist, mostly lean clay, trace sand
35.0’

			38.5’	Lean clay (CL)
40		U-9	—	Stiff, reddish brown, moist, mostly lean clay, trace sand
40.0’
Base of boring @ 40.0 feet

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-22

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-23

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 3 LOCATION: See Plans ELEVATION: 1809.2 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 75
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/12/06 DATE FINISH: 10/12/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: D. Humann PREPARED BY: A. Loeck
10/12/06	IAD	NE	—	60.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Stiff, light brown, moist, mostly lean clay
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Stiff, light brown, moist, mostly lean clay
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Firm, light brown, moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Firm, light brown, very moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Firm, light brown, very moist, mostly lean clay, trace iron and manganese
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-23

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-23
PAGE NO. 2 of 3

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

22.0’

-SANGAMON-

			23.5’	Lean clay (CL)
25		U-6	—	Firm, brown, very moist, mostly lean clay
25.0’

26.0’
-LOVELAND FORMATION-

			28.5’	Lean clay (CL)
30		U-7	—	Stiff, reddish brown, moist, mostly lean clay
30.0’

			33.5’	Lean clay (CL)
35		U-8	—	Stiff, reddish brown, moist, mostly lean clay, trace manganese
35.0’

	2		38.5’	Lean clay (CL)
40	4	SS-9	—	Stiff, reddish brown, moist, mostly lean clay, trace manganese
	6		40.0’

	4		43.5’	Lean clay (CL)
45	6	SS-10	—	Stiff, reddish brown, moist, mostly lean clay, few sand
	9		45.0’	45.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-23

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-23
PAGE NO. 3 of 3

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-ALLUVIUM-

	4		48.5’	Lean clay (CL)
25	5	SS-II	—	Stiff, brown, moist, mostly lean clay, few sand
	7		50.0’

	5		53.5’	Lean clay (CL)
30	10	SS-12	—	Very stiff, brown, moist, mostly lean clay, little sand, trace iron
	13		55.0’

57.5’

	6		58.5’	Poorly graded sand (SP)
35	13	SS-13	—	Medium dense, light brown, dry, mostly fine to medium sand, few clean clay
	10		60.0’
Base of boring @ 60.0 feet

40

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-23

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-24

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1808.6 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/12/06 DATE FINISH: 10/12/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/12/06	IAD	NE	—	30.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Firm, light brown to gray, dry to moist, mostly lean clay
2.5’
-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Firm, brown, moist, mostly lean clay, trace sand
5.0’

			8.5’	Lean clay (CL)
10		U-3	—-	Firm, light brown, moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %	GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-24

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-24
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

Lean clay (CL)
			23.5’	Stiff, brown, very moist, mostly lean clay, trace sand and iron
25		U-6	—	24.5’
25.0’
-SANGAMON-
Lean clay (CL)
Stiff, dark brown, moist, mostly lean clay

28.0’

			28.5’	Lean clay (CL)	-LOVELAND FORMATION-
30		U-7	—	Stiff, reddish brown, moist, mostly lean clay
30.0’
Base of Boring @ 30.0 feet

35

40

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-24

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-25

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 2 LOCATION: See Plans ELEVATION: 1808.8 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/12/06 DATE FINISH: 10/12/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: J. Anderson PREPARED BY: A. Loeck
10/12/06	IAD	NE	—	30.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Firm, light brown to gray, dry to moist, mostly lean clay
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Firm, brown, dry to moist, mostly lean clay, trace sand
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Firm, light brown, moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Stiff, light brown, very moist, mostly lean clay, trace sand
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-25

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-25
PAGE NO. 2 of 2

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

Lean clay (CL)
			23.5’	Stiff, brown, very moist, mostly lean clay, trace sand and iron 24.5’
25		U-6	—
25.0’

-SANGAMON-

Lean clay (CL)
Stiff, dark brown, moist, mostly lean clay

28.0’

			28.5’	Lean clay (CL)	-LOVELAND FORMATION-
30		U-7	—	Stiff, reddish brown, moist, mostly lean clay
30.0’
Base of boring @ 30.0 feet

35

40

45

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-25

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-26

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 4 LOCATION: See Plans ELEVATION: 1808.0 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 75
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/10/06 DATE FINISH: 10/10/06
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: D. Humann PREPARED BY: A. Loeck
10/10/06	IAD	NE	—	80.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Stiff, brown, moist, mostly lean clay, trace sand and iron
			2.5’	-SUBSOIL-
3.0’

			3.5’	Lean clay (CL)
5		U-2	—	Stiff, light brown, moist, mostly lean clay, trace sand and iron
			5.0’	-PEORIA LOESS-

			8.5’	Lean clay (CL)
10		U-3	—	Firm, light brown, dry to moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Firm, light brown, moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Firm, light brown, very moist, mostly lean clay, trace sand and iron
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-26

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-26
PAGE NO. 2 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

			23.5’	Lean clay (CL)
25		U-6	—	Stiff, brown, very moist, mostly lean clay
			25.0’	25.0’

				Lean clay (CL)	-SANGAMON-
Stiff, dark reddish brown, moist, mostly lean clay

28.0’

			28.5’	Lean clay (CL)	-LOVELAND FORMATION-
30		U-7	—	Firm, reddish brown, moist, mostly lean clay, few sand
30.0’

			33.5’	Lean clay (CL)
35		U-8	—	Firm, reddish brown, moist, mostly lean clay, few sand
35.0’

38.0’

			38.5’	Poorly graded sand (SP)
40		U-9	—	Medium dense, light brown, dry, mostly fine to medium sand, little lean clay
			40.0’		-ALLUVIUM-

	5		43.5’	Poorly graded sand (SP)
45	8	SS-10	—	Medium dense, yellowish brown, dry, mostly fine to medium sand, few lean clay
	9		45.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-26

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-26
PAGE NO. 3 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-ALLUVIUM-

	5		48.5’	Poorly graded sand (SP)
50	7	SS-11	—	Medium dense, yellowish brown, dry, mostly fine to medium sand, few lean clay
	7		50.0’

	4		53.5’	Poorly graded sand (SP)
55	6	SS-12	—	Medium dense, yellowish brown, dry, mostly fine to medium sand, few lean clay
	9		55.0’

	8		58.5’	Poorly graded sand (SP)
60	12	SS-13	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	14		60.0’

	6		63.5’	Poorly graded sand (SP)
65	9	SS-14	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	11		65.0’

	10		68.5’	Poorly graded sand (SP)
70	20	SS-15	—	Dense, yellowish brown, dry, mostly fine to medium sand
	25		70.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-26

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-26
PAGE NO. 4 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-ALLUVIUM-

	8		73.5’	Poorly graded sand (SP)
75	17	SS-16	—	Very dense, yellowish brown, dry, mostly fine to medium sand, little gravel
	34		75.0’

	10		78.0’	Poorly graded sand (SP)
80	19	SS-17	—	Very dense, yellowish brown, dry, mostly fine to medium sand, little gravel
	33		80.0’
Base of boring @ 80.0 feet

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-26

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-27

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 4 LOCATION: See Plans ELEVATION: 1808.5 (USGS)
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 75
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL	DATE START: 10/1106 DATE FINISH: 10/1106
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE				DRILLER: D Humann PREPARED BY: A. Loeck
10/1106	IAD	NE	—	80.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Firm, brown, moist, mostly lean clay, trace sand and iron
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Firm, light brown, moist, mostly lean clay, trace sand and iron
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Firm, light brown, moist, mostly lean clay, trace sand and iron
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Firm, light brown, moist, mostly lean clay, trace sand and iron
15.0’

20		U-5	18.5’	Lean clay (CL)
			—	Firm, brown, very moist, mostly lean clay, trace manganese
20.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-27

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-27
PAGE NO. 2 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE		FIELD CLASSIFICATION AND REMARKS

-PEORIA LOESS-

23.0’
			23.5’		Lean clay (CL)
25		U-6	—		Stiff, dark reddish brown, very moist, mostly lean clay, trace sand
			25.0’		-SANGAMON-

28.0’
			28.5’	Lean clay (CL)	-LOVELAND FORMATION-
30		U-7	—		Stiff, reddish brown, moist, mostly lean clay, few sand
30.0’

			33.5’		Lean clay (CL)
35		U-8	—		Stiff, reddish brown, moist, mostly lean clay, few sand
35.0’

38.0’
			38.5’		Poorly graded sand (SP)
40		U-9	—		Medium dense, light brown dry, mostly fine to medium sand, little lean clay
			40.0’		-ALLUVIUM-

	5		43.5’		Poorly graded sand (SP)
45	7	SS-10	—		Medium dense, yellowish brown dry, mostly fine to medium sand, little lean clay
	9		45.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-27

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-27
PAGE NO. 3 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-ALLUVIUM-

	4		48.5’	Poorly graded sand (SP)
50	5	SS-11	—	Medium dense, yellowish brown, dry, mostly fine to medium sand, little lean clay
	7		50.0’

	11		53.5’	Poorly graded sand (SP)
55	8	SS-12	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	10		55.0’

	4		58.5’	Poorly graded sand (SP)
60	4	SS-13	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	7		60.0’

Poorly graded sand (SP)
	4		63.5’	Medium dense, yellowish brown, dry, mostly fine to medium sand
65	8	SS-14	—
	9		65.0’

	6		68.5’	Poorly graded sand (SP)
75	11	SS-15	—	Medium dense, yellowish brown, dry, mostly fine to medium sand
	16		70.0’

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-27

[GRAPHIC]	TEST BORING REPORT	BORING NO. B-27
PAGE NO. 4 of 4

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS

-ALLUVIUM-

	9		73.5’	Poorly graded sand (SP)
75	26	SS-16	—	Very dense, yellowish brown, dry, mostly fine to medium sand, little gravel
	37		75.0’

	11		78.0’	Poorly graded sand (SP)
80	16	SS-17	—	Dense, yellowish brown, dry, mostly fine to medium sand, little gravel
	27		80.0’
Base of boring @ 80.0 feet

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-27

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-28

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 1 LOCATION: See Plans ELEVATION: 1808.9 (USGS) DATE START: 10/12/06 DATE FINISH: 10/12/06 DRILLER: J. Anderson PREPARED BY: A. Loeck
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE
10/12/06	IAD	NE	—	20.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Stiff, light brown, moist, mostly lean clay, trace iron
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Firm, light brown, moist, mostly lean clay, trace iron
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Soft, light to dark brown, moist, mostly lean clay
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Firm, light brown, moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Firm, light brown very moist, mostly lean clay, trace sand and iron
			20.0’	Base of boring @ 20.0 feet

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-28

[GRAPHIC]				TEST BORING REPORT					BORING NO. B-29

PROJECT: Aventine Aurora West Ethanol Plant									JOB NO. 2006-1563 PAGE NO. 1 of 1 LOCATION: See Plans ELEVATION: 1808.0 (USGS) DATE START: 10/12/06 DATE FINISH: 10/12/06 DRILLER: J. Anderson PREPARED BY: A. Loeck
CLIENT: Aventine Renewable Energy Inc.
DRILLING CONTRACTOR: Olsson Associates
EQUIPMENT USED: CME 55
GROUNDWATER		DEPTH TO:				CASING	SAMPLER	CORE BARREL
DATE	HRS AFTER COMP	WATER	BOTTOM OF CASING	BOTTOM OF HOLE	TYPE
10/12/06	IAD	NE	—	20.0’	SIZE ID
HAMMER WT
HAMMER FALL

DEPTH IN FEET	SAMPLER BLOWS PER 6 INCHES	SAMPLE NUMBER	SAMPLE DEPTH RANGE	FIELD CLASSIFICATION AND REMARKS
-DEVELOPED ZONE-
1.0’ (6-inch root depth)
			1.0’	Lean clay (CL)
		U-1	—	Stiff, light brown, moist, mostly lean clay, trace iron
			2.5’	-PEORIA LOESS-

			3.5’	Lean clay (CL)
5		U-2	—	Stiff, light brown, moist, mostly lean clay, trace iron
5.0’

			8.5’	Lean clay (CL)
10		U-3	—	Stiff, light to dark brown, moist, mostly lean clay
10.0’

			13.5’	Lean clay (CL)
15		U-4	—	Firm, light brown, moist, mostly lean clay, trace sand and iron
15.0’

			18.5’	Lean clay (CL)
20		U-5	—	Firm, light brown, moist, mostly lean clay, trace sand and iron
			20.0’	Base of boring @ 20.0 feet

BLOWS/FT	DENSITY	BLOWS/FT	CONSISTENCY	SAMPLE ID.		COMPONENT %		GROUNDWATER ABBREV
0-3	VERY LOOSE	0-1	VERY SOFT	SS	SPLIT SPOON	MOSTLY	50-100%	WD - WHILE DRILLING
4-9	LOOSE	2-4	SOFT	U	TUBE	SOME	30-45%	NE - NOT ENCOUNTERED
10-29	MEDIUM DENSE	5-8	FIRM	CA	CALIFORNIA	LITTLE	15-25%	UR - NOT READ
30-49	DENSE	9-15	STIFF	G	GRAB SAMPLE	FEW	5-10%
>49	VERY DENSE	16-30	VERY STIFF	X	OTHER	TRACE	<5%
		>30	HARD	NR	NO RECOVERY			BORING NO. B-29

APPENDIX C

Summary of Laboratory Test Results

SUMMARY OF LABORATORY TEST RESULTS
Aventine Aurora West Ethanol Plant
Aurora, Nebraska
OA Project #: 2006-1563

BORING	SAMPLE	SAMPLE	MOISTURE	DRY	VOID	SAT	UNCONFINED COMPRESSION		ATTERBERG LIMITS			USCS	% Passing
No.	I.D.	DEPTH (ft.)	CONTENT (%)	DENSITY (pcf)	RATIO	(%)	STRENGTH (tsf)	STRAIN (%)	LL	PL	PI	CLASS	#200 Sieve
B-1	U-2	3.5-5’	14.2	89.1	0.892	43.1	1.4	2.0
	U-3	8.5-10’	19.2	82.7	1.037	50.1			35	21	14	CL
	U-4	13.5-15’	22.7	84.7	0.988	62.1
	U-5	18.5-20’	28.1	89.7	0.878	86.4	0.5	2.3
	U-6	23.5-25’	28.8	85.2	0.978	79.5

B-2	U-2	3.5-5’	13.5	84.6	0.990	36.8
	U-3	8.5-10’	20.8	91.6	0.840	67.0
	U-4	13.5-15’	25.0	89.9	0.875	77.1	0.8	2.1
	U-5	18.5-20’	29.0	88.7	0.899	87.0
	U-6	23.5-25’	24.7
	U-7	28.5-30’	21.8	100.7	0.674	87.3	1.1	1.9

B-3	U-2	3.5-5’	11.2	83.1	1.028	29.3	0.7	1.6
	U-3	8.5-10’	13.2
	U-4	13.5-15’	20.3	97.7	0.724	75.9
	U-5	18.5-20’	21.1	95.5	0.764	74.7
	U-6	23.5-25’	26.7	95.1	0.772	93.5
	U-7	28.5-30’	19.6	100.9	0.670	78.8
	U-8	33.5-35’	17.9	100.4	0.678	71.2	1.2	1.3
	U-9	38.5-40’	15.3	99.7	0.690	59.8	0.9	2.5	29	16	13
	U-10	43.5-45’	22.2	98.7	0.706	84.9
	SS-14	63.5-65’										SP	17.7

B-4	U-2	3.5-5’	24.7	91.5	0.841	79.2
	U-3	8.5-10’	20.4	99.0	0.702	78.3
	U-4	13.5-15’	23.7	86.9	0.938	68.1
	U-5	18.5-20’	26.8	89.2	0.889	81.4	0.7	3.5
	U-6	23.5-25’	29.5	85.0	0.981	81.2	0.9	1.5
	U-7	28.5-30’	19.4	103.7	0.625	83.9
	U-8	33.5-35’	20.5	102.2	0.649	85.2	1.8	3.6
	U-9	38.5-40’	21.4	100.6	0.675	85.4
	U-10	43.5-45’	20.0	100.3	0.681	79.5	0.9	0.9

B-5	U-1	1.2-5’	22.1	105.3	0.601	99.4
	U-2	3.5-5’	14.6	88.0	0.916	43.1	0.9	1.1
	U-3	8.5-10’	20.0	95.9	0.757	71.2

BORING	SAMPLE	SAMPLE	MOISTURE	DRY	VOID	SAT	UNCONFINED COMPRESSION		ATTERBERG LIMITS			USCS	% Passing
No.	I.D.	DEPTH (ft.)	CONTENT (%)	DENSITY (pcf)	RATIO	(%)	STRENGTH (tsf)	STRAIN (%)	LL	PL	PI	CLASS	#200 Sieve
B-5	U-4	13.5-15’	23.1	94.2	0.788	79.0	1.8	2.5
	U-5	18.5-20’	25.8	91.6	0.839	83.0	0.7	2.2
	U-6	23.5-25’	27.4	90.6	0.859	86.1	0.6	4.6
	U-8	33.5-35’	21.7	101.6	0.659	89.0	1.3	3.6
	U-9	38.5-40’	19.7	106.4	0.583	91.3

B-6	U-1	1-2.5’	14.5	92.7	0.817	48.0
	U-2	3.5-5’	14.9	95.1	0.772	52.1
	U-3	8.5-10’	22.6	99.5	0.639	87.9
	U-4	13.5-15’	25.6	93.7	0.797	86.8	1.1	7.0
	U-5	18.5-20’	28.7	92.7	0.819	94.7	0.8	9.3
	U-7	28.5-30’	19.1	109.3	0.541	95.4
	U-8	33.5-35’	23.2	100.4	0.679	92.1	1.1	8.8

B-7	U-1	1-2.5’	17.8	95.2	0.769	62.5
	U-2	3.5-5’	12.7	81.9	1.057	32.5
	U-4	13.5-15’	22.3	96.0	0.755	79.8
	U-5	18.5-20’	26.1	91.0	0.852	82.7	0.6	5.7
	U-6	23.5-25’	27.9	91.8	0.836	90.1	1.0	1.5

B-8	U-2	1-2.5’	12.3	88.8	0.897	37.0
	U-3	3.5-5’	19.7	95.6	0.762	69.8
	U-5	18.5-20’	27.2	92.8	0.816	89.9
	U-6	23.5-25’	26.5	93.0	0.811	88.3
	U-8	33.5-35’	20.6	104.9	0.606	91.6
	SS-16	73.5-75’										SP	11.6

B-9	U-1	1-2.5’	16.3	110.5	0.525	83.7
	U-2	3.5-5’	13.2	83.1	1.027	34.8	1.3	1.2
	U-4	13.5-15’	23.3	90.5	0.862	73.0
	U-5	18.5-20’	26.1	92.8	0.815	86.3
	U-9	38.5-40’	23.8	97.9	0.721	89.0			40	16	24

B-10	U-3	8.5-10’	26.7	91.1	0.849	84.9
	U-4	13.5-15’	26.3	96.3	0.749	94.7	1.6	1.9

B-11	U-1	1-2.5’	16.0	107.7	0.565	76.5
	U-2	3.5-5’	12.0	101.8	0.654	49.6			40	20	20
	U-3	8.5-10’	16.3	105.6	0.596	74.0

BORING	SAMPLE	SAMPLE	MOISTURE	DRY	VOID	SAT	UNCONFINED COMPRESSION		ATTERBERG LIMITS			USCS	% Passing
No.	I.D.	DEPTH (ft.)	CONTENT (%)	DENSITY (pcf)	RATIO	(%)	STRENGTH (tsf)	STRAIN (%)	LL	PL	PI	CLASS	#200 Sieve
B-11	U-4	13.5-15’	21.1	98.6	0.709	80.4
	U-5	18.5-20’	26.4	92.7	0.817	87.4	0.8	3.7

B-12	U-1	1-2.5’	15.2	92.2	0.827	49.7
	U-3	8.5-10’	19.3	95.5	0.764	68.1
	U-4	13.5-15’	22.9	98.9	0.703	88.1
	U-5	18.5-20’	27.2	90.9	0.854	86.1
	U-6	23.5-25’	27.7	92.3	0.826	90.6	1.3	4.1

B-13	U-1	1-2.5’	19.2	104.8	0.608	85.5		3.3
	U-2	3.5-5’	14.9	103.8	0.622	64.7
	U-3	8.5-10’	22.1	98.9	0.703	84.8
	U-4	13.5-15’	24.0	96.2	0.751	86.3	1.8	5.8
	U-5	18.5-20’	29.5	88.0	0.915	86.9

B-14	U-2	3.5-5’	17.3	90.0	0.872	53.5	0.9	1.7
	U-3	8.5-10’	22.2	92.1	0.829	72.2
	U-5	18.5-20’	26.9	94.1	0.791	92.0	1.1	4.2
	U-6	23.5-25’	27.7	94.0	0.792	94.4	1.1	6.3
	U-7	28.5-30’	18.9	107.8	0.563	90.9	3.3	7.8
	U-9	38.5-40’	23.7	95.8	0.758	84.5

B-15	U-1	1-2.5’	15.0
	U-2	3.5-5’	13.8	83.9	1.008	36.9
	U-4	13.5-15’	23.7	96.5	0.746	85.9
	U-5	18.5-20’	28.1	92.3	0.826	91.9	0.9	4.4
	U-6	23.5-25’	30.1	89.2	0.888	94.5	1.1	3.8

B-16	U-1	1-2.5’	14.3	108.1	0.559	69.0		2.4
	U-2	3.5-5’	15.6	106.8	0.577	73.1
	U-3	8.5-10’	16.5	108.6	0.551	80.6
	U-4	13.5-15’	24.9	98.1	0.718	93.8	1.4	5.1

B-17	U-2	3.5-5’	17.9	83.0	1.029	46.9
	U-3	8.5-10’	21.8	94.3	0.786	74.8
	U-4	13.5-15’	24.0	90.8	0.856	75.6
	U-5	18.5-20’	27.8	94.7	0.779	96.4
	U-6	23.5-25’	28.3	92.6	0.819	93.2	1.0	7.9

BORING	SAMPLE	SAMPLE	MOISTURE	DRY	VOID	SAT	UNCONFINED COMPRESSION		ATTERBERG LIMITS			USCS	% Passing
No.	I.D.	DEPTH (ft.)	CONTENT (%)	DENSITY (pcf)	RATIO	(%)	STRENGTH (tsf)	STRAIN (%)	LL	PL	PI	CLASS	#200 Sieve
B-18	U-1	1-2.5’	17.5	93.5	0.802	58.8
	U-3	8.5-10’	21.2	98.9	0.704	81.5
	U-4	13.5-15’	22.7	91.9	0.834	73.4
	U-5	18.5-20’	26.7	94.8	0.777	92.7

B-19	U-2	3.5-5’	13.7	103.2	0.633	58.6
	U-4	13.5-15’	22.6	98.5	0.711	85.7
	U-6	23.5-25’	26.2	95.9	0.757	93.4	1.8	7.9

B-20	U-2	3.5-5’	19.9	99.8	0.689	78.1
	U-4	13.5-15’	21.6	99.1	0.701	83.1
	U-5	18.5-20’	26.6	92.4	0.824	87.2	0.6	3.1
	U-6	23.5-25’	27.2	91.2	0.848	86.6
	U-8	33.5-35’	16.8	112.9	0.492	91.9			30	13	17

B-21	U-1	1-2.5’	17.4
	U-3	8.5-10’	20.7	81.9	1.058	52.8

B-22	U-1	1-2.5’	15.7	108.2	0.557	76.2
	U-3	8.5-10’	19.9	91.5	0.841	64.0
	U-4	13.5-15’	24.2	94.7	0.779	84.0
	U-5	18.5-20’	25.5	95.2	0.770	89.4
	U-6	23.5-25’	29.9	90.2	0.868	93.0	0.9	4.9
	U-8	33.5-35’	19.8	101.2	0.665	80.5

B-23	U-1	1-2.5’	20.4	107.3	0.571	96.6
	U-3	8.5-10’	22.6	85.1	0.980	62.4
	U-5	18.5-20’	28.5	94.8	0.777	99.0	0.6	5.1
	U-6	23.5-25’	29.4	90.1	0.870	91.2	0.5	10.1
	U-8	33.5-35’	21.8	99.2	0.689	84.4	1.0	2.0
	U-12	53.5-55’	15.9	109.7	0.537	80.1	0.8	2.7				CL	66.3

B-24	U-2	3.5-5’	14.8
	U-4	13.5-15’	22.1	96.7	0.743	80.3
	U-6	23.5-25’	28.3	91.8	0.835	91.4	1.5	3.9

B-25	U-4	13.5-15’	24.7	93.9	0.795	84.0			37	20	17
	U-5	18.5-20’	29.3	85.1	0.979	80.8	0.7	1.6
	U-6	23.5-25’	29.7	89.5	0.882	90.9	0.9	1.9

B-26	U-2	3.5-5’	19.3	99.8	0.689	75.6
	U-3	8.5-10’	13.5	84.1	1.004	36.3

BORING	SAMPLE	SAMPLE	MOISTURE	DRY	VOID	SAT	UNCONFINED COMPRESSION		ATTERBERG LIMITS			USCS	% Passing
No.	I.D.	DEPTH (ft.)	CONTENT (%)	DENSITY (pcf)	RATIO	(%)	STRENGTH (tsf)	STRAIN (%)	LL	PL	PI	CLASS	#200 Sieve
B-26	U-5	18.5-20’	28.6	92.6	0.820	94.1	0.8	2.0
	U-6	23.5-25’	28.3	93.3	0.805	94.8	1.4	3.4
	U-8	33.5-35’	21.1	98.1	0.718	79.4	0.7	1.7
	SS-11	43.5-45’										SP/SM	8.9

B-27	U-3	8.5-10’	19.8	93.8	0.796	67.3
	U-4	13.5-15’	23.1	93.6	0.801	77.9
	U-5	18.5-20’	27.1	94.2	0.789	92.6	0.9	3.8
	U-6	23.5-25’	27.6	88.4	0.906	82.2	1.1	1.7
	U-7	28.5-30’	20.0	105.0	0.604	89.5

B-28	U-1	1-2.5’	18.3	102.9	0.637	77.6
	U-3	8.5-10’	19.9	79.8	1.110	48.5
	U-5	18.5-20’	28.6	88.6	0.902	85.7

B-29	U-2	3.5-5’	15.1	100.5	0.677	60.3
	U-4	13.5-15’	24.2	95.8	0.759	86.2

MOISTURE - DENSITY RELATIONSHIP

Sample Identification: Peoria Loess

Sample Description: Light brown, silty lean clay

Liquid Limit	36	Plastic Limit	18	Plasticity Index	18	Classification	CL
Type of Test	D-698	Maximum Dry Density	103.8 pcf	Optimum Moisture Content		19.8%

[GRAPHIC]

[GRAPHIC]	Project:	Aventine Aurora West Ethanol Plant
	Location:	Bulk B-22 (2.5’-15.0’)
	Job Number:	2006-0901	Date: 11/14/06

CONSOLIDATION TEST

Drill Hole No.	B-3	Sample No.	U-9 (38.5-40’)
Sample Description	Loveland Formation: Reddish brown, mostly lean clay, trace fine sand
Initial Water Content	12.9%	Dry Unit Weight (pcf)	99.58	Initial Saturation	50.4%
Final Water Content	18.5%	Specific Gravity	2.7 ☒	Assumed
Liquid Limit	N/A	Plastic Limit	N/A	Plasticity Index	N/A
Classification	CL

Aurora Ethanol Expansion

[GRAPHIC]

[GRAPHIC]	Project	Aventine Aurora West Ethanol Plant
	Location	Aurora, Nebraska
	Job No.	2006-1563	Date:	11/27/06

CONSOLIDATION TEST

Drill Hole No.	B-5	Sample No.	U-2 (3.5-5’)
Sample Description	Peoria loess: Light brown to gray, mostly lean clay, trace sand and slit
Initial Water Content	14.4%	Dry Unit Weight (pcf)	100.05	Initial Saturation	56.9%
Final Water Content	13.7%	Specific Gravity	2.7 ☒	Assumed
Liquid Limit	N/A	Plastic Limit	N/A	Plasticity Index	N/A
Classification	CL

Aurora Ethanol Expansion

[GRAPHIC]

[GRAPHIC]	Project	Aventine Aurora West Ethanol Plant
	Location	Aurora, Nebraska
	Job No.	2006-1563	Date:	11/27/06

CONSOLIDATION TEST

Drill Hole No.	B-6	Sample No.	U-4 (13.5-15’)
Sample Description	Peoria loess: Light yellowish brown, mostly lean clay, trace sand and slit
Initial Water Content	26.4%	Dry Unit Weight (pcf)	93.33	Initial Saturation	88.7%
Final Water Content	22.2%	Specific Gravity	2.7 ☒	Assumed
Liquid Limit	N/A	Plastic Limit	N/A	Plasticity Index	N/A
Classification	CL

Aurora Ethanol Expansion

[GRAPHIC]

[GRAPHIC]	Project	Aventine Aurora West Ethanol Plant
	Location	Aurora, Nebraska
	Job No.	2006-1563	Date:	11/28/06

CONSOLIDATION TEST

Drill Hole No.	B-7	Sample No.	U-2 (3.5-5’)
Sample Description	Peoria loess: Light yellowish brown, mostly lean clay, trace sand and slit
Initial Water Content	12.4%	Dry Unit Weight (pcf)	78.59	Initial Saturation	29.3%
Final Water Content	24.9%	Specific Gravity	2.7 ☒	Assumed
Liquid Limit	N/A	Plastic Limit	N/A	Plasticity Index	N/A
Classification	CL

Aurora Ethanol Expansion

[GRAPHIC]

[GRAPHIC]	Project	Aventine Aurora West Ethanol Plant
	Location	Aurora, Nebraska
	Job No.	2006-1563	Date:	11/29/06

CONSOLIDATION TEST

Drill Hole No.	B-20	Sample No.	U-6 (23.5-25;)
Sample Description	Sangamon Formation: Dark brown mottled with red, mostly lean clay, trace sand and slit
Initial Water Content	27.6%	Dry Unit Weight (pcf)	86.24	Initial Saturation	78.0%
Final Water Content	21.7%	Specific Gravity	2.7 ☒	Assumed
Liquid Limit	N/A	Plastic Limit	N/A	Plasticity Index	N/A
Classification	CL

Aurora Ethanol Expansion

[GRAPHIC]

[GRAPHIC]	Project	Aventine Aurora West Ethanol Plant
	Location	Aurora, Nebraska
	Job No.	2006-1563	Date:	11/29/06

CONSOLIDATION TEST

Drill Hole No.	B-25	Sample No.	U-6 (23.5-25’)
Sample Description	Sangamon Formation: Dark brown, mostly lean clay, trace sand and slit
Initial Water Content	28.8%	Dry Unit Weight (pcf)	91.60	Initial Saturation	92.7%
Final Water Content	22.2%	Specific Gravity	2.7 ☒	Assumed
Liquid Limit	N/A	Plastic Limit	N/A	Plasticity Index	N/A
Classification	CL

Aurora Ethanol Expansion

[GRAPHIC]

[GRAPHIC]	Project	Aventine Aurora West Ethanol Plant
	Location	Aurora, Nebraska
	Job No.	2006-1563	Date:	11/29/06

CONSOLIDATION TEST

Drill Hole No.	B-5	Sample No.	U-8
Sample Description	Loveland Formation; Stiff, moist, mostly lean clay
Initial Water Content	21.5%	Dry Unit Weight (pcf)	103.7	Initial Saturation	93.1%
Final Water Content	17.8%	Specific Gravity	2.7 ☒	Assumed
Liquid Limit	34	Plastic Limit	21	Plasticity Index	13
Classification

[GRAPHIC]

[GRAPHIC]	Project	Aurora Cooperative Expansion
	Location	Lincoln, NE
	Job No.	2006-0464	Date:	06/09/06

CONSOLIDATION TEST	Revision Date: 3/28/2005
ASTM D-2435	Revision #: 1

Soil Test Boring	B-3	Lab No.	U-3
Sample Description	Peoria Loess, Firm, moist, mostly lean clay
Initial Water Content	25.0%	Dry Unit Weight (pcf)	95.43	Initial Saturation	87.9%
Final Water Content	23.7%	Specific Gravity	2.7 ☒	Assumed
Liquid Limit	34	Plastic Limit	22	Plasticity Index	12
Classification

[GRAPHIC]

[GRAPHIC]	Project	Aurora Cooperative Expansion
	Location	Aurora, Nebraska
	Job No.	2006-0464	Date:	6/19/2006

Particle Size Distribution Report

[GRAPHIC]

	% Gravel		% Sand			% Fines
% Cobbles	CRS.	FINE	CRS.	MEDIUM	FINE	SILT	CLAY
N/A	0.0%	0.0%	0.1%	7.2%	75.0%	N/A	N/A

SIEVE	PERCENT	SPEC*	PASS?
SIZE	FINER	PERCENT	(X=NO)
1	100.0%
3/4	100.0%
1/2	100.0%
1/4	100.0%
4	100.0%
10	99.9%
20	99.0%
40	92.6%
60	78.0%
100	54.7%
200	17.7%

*-(no specification provided)
Sample ID.:	B-3 SS-14

Soil Description

Atterberg Limits
PL=N/A	LL= N/A	PI=N/A

Coefficients
D85= 0.32	D60= 0.17	D50= 0.15
D30= 0.09	D15= N/A	D10= N/A
CU= N/A	CC= N/A

Classification
USCS= SP - Mostly poorly graded fine to medium sand

Remarks
N/A - Not Applicable
Date: 10/26/2006

[GRAPHIC]	Project:	Aventine Aurora West Ethanol Plant

	Project #:	2006-1563

Particle Size Distribution Report

[GRAPHIC]

	% Gravel		% Sand			% Fines
% Cobbles	CRS.	FINE	CRS.	MEDIUM	FINE	SILT	CLAY
N/A	0.0%	0.0%	0.9%	19.17%	67.8%	N/A	N/A

SIEVE	PERCENT	SPEC*	PASS?
SIZE	FINER	PERCENT	(X=NO)
1	100.0%
3/4	100.0%
1/2	100.0%
1/4	100.0%
4	100.0%
10	99.1%
20	92.9%
40	79.4%
60	63.0%
100	37.6%
200	11.6%

*-(no specification provided)
Sample ID.:	B-8 SS-16

Soil Description

Atterberg Limits
PL=N/A	LL= N/A	PI=N/A

Coefficients
D85= 0.55	D60= 0.23	D50= 0.19
D30= 0.14	D15= 0.08	D10= N/A
CU= N/A	CC= N/A

Classification
USCS= SP - Mostly poorly graded fine to medium sand

Remarks
N/A - Not Applicable

Date: 10/26/2006

[GRAPHIC]	Project:	Aventine Aurora West Ethanol Plant

	Project #:	2006-1563

Particle Size Distribution Report

[GRAPHIC]

	% Gravel		% Sand			% Fines
% Cobbles	CRS.	FINE	CRS.	MEDIUM	FINE	SILT	CLAY
N/A	0.0%	0.0%	0.1%	2.1%	31.5%	N/A	N/A

SIEVE	PERCENT	SPEC*	PASS?
SIZE	FINER	PERCENT	(X=NO)
1	100.0%
3/4	100.0%
1/2	100.0%
1/4	100.0%
4	100.0%
10	99.9%
20	99.3%
40	97.8%
60	93.3%
100	82.0%
200	66.3%

*-(no specification provided)
Sample ID.:	B-23 SS-12

Soil Description

Atterberg Limits
PL=N/A	LL= N/A	PI=N/A

Coefficients
D85= 0.18	D60= N/A	D50= N/A
D30= N/A	D15= N/A	D10= N/A
CU= N/A	CC= N/A

Classification
USCS= CL - Mostly lean clay with some fine to medium sand

Remarks
N/A - Not Applicable

Date: 10/26/2006

[GRAPHIC]	Project:	Aventine Aurora West Ethanol Plant

	Project #:	2006-1563

Particle Size Distribution Report

[GRAPHIC]

	% Gravel		% Sand			% Fines
% Cobbles	CRS.	FINE	CRS.	MEDIUM	FINE	SILT	CLAY
N/A	0.0%	0.0%	0.0%	2.8%	88.3%	N/A	N/A

SIEVE	PERCENT	SPEC*	PASS?
SIZE	FINER	PERCENT	(X=NO)
1	100.0%
3/4	100.0%
1/2	100.0%
1/4	100.0%
4	100.0%
10	100.0%
20	99.8%
40	97.2%
60	83.7%
100	47.4%
200	8.9%

*-(no specification provided)
Sample ID.:	B-26 SS-11

Soil Description

Atterberg Limits
PL=N/A	LL= N/A	PI=N/A

Coefficients
D85= 0.26	D60= 0.18	D50= 0.16
D30= 0.12	D15= 0.08	D10= 0.07
CU= 2.43	CC= 1.08

Classification
USCS= SP/SM - Mostly poorly graded fine to medium sand with silt

Remarks
N/A - Not Applicable

Date: 10/26/2006

[GRAPHIC]	Project:	Aventine Aurora West Ethanol Plant

	Project #:	2006-1563

APPENDIX D
Pavement Analysis

WinPAS

Pavement Thickness Design According to

1993 AASHTO Guide for Design of Pavements Structures

American Concrete Pavement Association

Rigid Design Inputs

Agency:	Aventine Renewable Energy, Inc.
Company:	Olsson Associates
Contractor:
Project Description:	Aurora Ethanol Plant
Location:	Full Depth Pavement

Rigid Pavement Design/Evaluation

PCC Thickness	9.96	inches
Design ESALs	14,000,000
Reliability	90.00	percent
Overall Deviation	0.35
Modulus of Rupture	600	psi
Modulus of Elasticity	4,100,000	psi
Load Transfer, J	3.20
Mod. Subgrade Reaction, k	289	psi/in
Drainage Coefficient, Cd	1.10
Initial Serviceability	4.20
Terminal Serviceability	2.00

Modulus of Subgrade Reaction (k-value) Determination
Resilient Modulus of the Subgrade	4,118.2	psi
Resilient Modulus of the Subbase	45,000.0	psi
Subbase Thickness	8.00	inches
Depth to Rigid Foundation	0.00	feet
Loss of Support Value (0,1,2,3)	0.0

Modulus of Subgrade Reaction	289.10	psi/in

Wednesday, April 18, 2007 2:00:29PM	Engineer:

WinPAS

Pavement Thickness Design According to

1993 AASHTO Guide for Design of Pavements Structures

American Concrete Pavement Association

Rigid Design Inputs

Agency:	Aventine Renewable Energy, Inc.
Company:	Olsson Associates
Contractor:
Project Description:	Aurora Ethanol Plant
Location:	Full Depth Pavement

Rigid Pavement Design/Evaluation

PCC Thickness	7.67	inches
Design ESALs	3,000,000
Reliability	90.00	percent
Overall Deviation	0.35
Modulus of Rupture	600	psi
Modulus of Elasticity	4,100,000	psi
Load Transfer, J	3.20
Mod. Subgrade Reaction, k	289	psi/in
Drainage Coefficient, Cd	1.10
Initial Serviceability	4.50
Terminal Serviceability	2.25

Modulus of Subgrade Reaction (k-value) Determination
Resilient Modulus of the Subgrade	4,118.2	psi
Resilient Modulus of the Subbase	45,000.0	psi
Subbase Thickness	8.00	inches
Depth to Rigid Foundation	0.00	feet
Loss of Support Value (0,1,2,3)	0.0

Modulus of Subgrade Reaction	289.10	psi/in

Friday, April 20, 2007 11:30:22AM	Engineer:

WinPAS

Pavement Thickness Design According to

1993 AASHTO Guide for Design of Pavements Structures

American Concrete Pavement Association

Rigid Design Inputs

Agency:	Aventine Renewable Energy, Inc.
Company:	Olsson Associates
Contractor:
Project Description:	Aurora Ethanol Plant
Location:	Full Depth Pavement

Rigid Pavement Design/Evaluation

PCC Thickness	5.50	inches
Design ESALs	200,000
Reliability	90.00	percent
Overall Deviation	0.35
Modulus of Rupture	600	psi
Modulus of Elasticity	4,100,000	psi
Load Transfer, J	3.20
Mod. Subgrade Reaction, k	235	psi/in
Drainage Coefficient, Cd	0.85
Initial Serviceability	4.20
Terminal Serviceability	2.00

Modulus of Subgrade Reaction (k-value) Determination
Resilient Modulus of the Subgrade	4,118.2	psi
Resilient Modulus of the Subbase	45,000.0	psi
Subbase Thickness	4.00	inches
Depth to Rigid Foundation	0.00	feet
Loss of Support Value (0,1,2,3)	0.0

Modulus of Subgrade Reaction	235.20	psi/in

APPENDIX E

Tanks and Vessel Weights By Area

Aventine Aurora / Mt. Vernon Ethanol Facilities
Foundation Loading Estimates
4/16/2007

Structure	Estimated Loading	Approx Tank Dia. inches.	Maximum Allowable Settlement (inches)	Maximum Differential Settlement (inches)(1)	Foundation Type	Comments
Tanks
Fermentation Tanks	4000 psf	657	2.5	1	Individual Ftg (Pile or Geopier)
Beer Well Tank	4000 psf	744	2.5	1	Individual Ftg (Pile or Geopier)
Yeast Prop. Tank	4000 psf	381	2.5	1	Individual Ftg (Pile or Geopier)
Cooling Tower Basin			1	0.5
Shallow End	500 psf		1	0.5	Mat (Pile or Geopier supported)
Pump Pit	2500 psf		1	0.5	Mat (Pile or Geopier supported)
Chemical Feed Area - Outside			1	0.5		Common Mat Fdn. (25'x40')
Ammonia Tank	2000 psf	225			Mat (Pile or Geopier supported)
Sulfuric Acid Tank	Same	114			Same
Caustic Tank	Same	114			Same
Slurry Mix Tank	1500 psf	168	2.5	1	Individual Ftg (Pile or Geopier)
Process Condensate Tank	4000 psf	534	2.5	1	Individual Ftg (Pile or Geopier)
Dilute Caustic Tank	3000 psf	222	2.5	1	Individual Ftg (Pile or Geopier)
Liquefaction Tanks	3000 psf	354	2.5	1	Individual Ftg (Pile or Geopier)
Product Storage Tanks	4000 psf	858	2.5	1	Individual Ftg (Pile or Geopier)
Ethanol Shift Tanks	3500 psf	327	2.5	1	Individual Ftg (Pile or Geopier)
Denaturant Tanks	3000 psf	282	2.5	1	Individual Ftg (Pile or Geopier)
Liquefaction Tanks	3000 psf	354	2.5	1	Individual Ftg (Pile or Geopier)
Grain Storage Silos	8000 psf	900	2.5	1	Individual Ftg (Pile or Geopier)	Per silo
Grains Receiving and DDGS Loadout			1	0.5
4 Rail cars	1000 kips				Mat (Pile or Geopier supported)	Total Wt of 4 cars
4 Trucks	320 kips				Mat (Pile or Geopier supported)	Total Wt of 4 trucks
Corn Grinding	3000 psf		2	0.5	Mat (Pile or Geopier supported)	Per Fdn.
Day Bins	700 kips				Mat (Pile or Geopier supported)	10,000 bushel
Piperack Foundations			1	0.5	Individual spread footings
Dryer Structure	950 kips		1	0.5	Mat (Pile or Geopier supported)	4600 sq. ft. fdn. for each dryer
Regen. Thermal Oxidizer			1	0.5	Individual Ftg (Pile or Geopier)	No Wts available
CO2 Scrubber	3000 psf		1	0.5	Individual Ftg (Pile or Geopier)
Venl Gas Scrubber	4000 psf		1	0.5	Individual Ftg (Pile or Geopier)
Fire Water Storage Tank	3000 psf		2.5	1	Individual Ftg (Pile or Geopier)
Buildings
Pre-Engineered			1	0.5
Administration Building	500 psf		1	0.5	Slab on grade w/ frost footings
DDGS Storage Building	2000 psf		1	0.5	Slab on grade w/ frost footings
Truck DDGS Loadout Building	2000 psf		1	0.5	Slab on grade w/ frost footings
DDGS Rail Loadout Bldg.	2000 psf		1	0.5	Slab on grade w/ frost footings
Electrical MCC Building @ Grain Hdlg	2000 psf		1	0.5	Slab on grade w/ frost footings
Main Process Building	2000 psf		1	0.5	Slab on grade w/ frost footings
MPB Office Building	2000 psf		1	0.5	Slab on grade w/ frost footings
Electrical Building @ MPB	2000 psf		1	0.5	Slab on grade w/ frost footings
Boiler Building	2000 psf		1	0.5	Slab on grade w/ frost footings
Boiler Unit (x8 boilers)	200 kips
Maintenance Building	2000 psf		1	0.5	Slab on grade w/ frost footings
Engineered
DD Building Conventional			1	0.5	Spread Footings w/ slab on grade
Evaporator Building			1	0.5	Spread Footings w/ slab on grade
Centrifuge Building	100 kips		1	0.5	Spread Footings w/ slab on grade
Fermentation Building			1	0.5	Spread Footings w/ slab on grade

Notes:

1. Settlement between adjacent foundations for the same structure, or from side to side of a single foundation.

Appendix F
Surcharge Location Plan

[GRAPHIC]

[GRAPHIC]

MEMO	Overnight
Regular Mail
Hand Delivery
Other:

TO:	Adam Crotteau, Aventine Renewable Energy, Inc.

FROM:	Ryan Beckman, Olsson Associates

RE:	Aventine - Aurora West Ethanol Plant Addendum #1 – Chemical and Thermal Resistivity Testing

DATE:	May 15, 2007

PROJECT #:	2006-1563

The following sections of this addendum should be added to the Report of Geotechnical Exploration performed for the Aurora West Ethanol Plant dated April 20, 2007.

Corrosivity of Soils

A series of chemical tests were performed in accordance with AWWA C105/A21.5-05, Appendix A on representative samples of the subsurface soils. The results are presented in Table 1 below and are attached to this addendum.

TABLE 1
CHEMICAL TESTING RESULTS

Sample Boring	Sample Depth (ft)	Resistivity (ohm/cm)	PH	Redox (mV)	Sulfides (mg/kg)
B-2	8.5-10.0	1261	6.7	282	NEG
B-3	3.5-5.0	4017	8.0	248	NEG
B-6	3.5-5.0	2018	7.4	247	NEG
B-12	1.0-2.5	4582	7.6	235	NEG
B-19	1.0-2.5	5897	7.7	237	NEG
B-22	3.5-5.0	6064	7.5	235	NEG
B-24	1.0-2.5	5275	5.8	268	NEG

Once compiled, the results of the chemical testing were evaluated on a point system utilizing the criteria presented in Table 2 to determine potentially corrosive conditions for underground utilities.

TABLE 2
SOIL TEST EVALUATION

Soil Characteristics Based on Samples Taken Down to Pipe Depth	Points*
Resistivity—ohm-cm (based on water-saturated soil box):
< 1,500	10
≥1,500-1,800	8
>1,800-2,100	5
>2,100-2,500	2
>2,500-3,000	1
>3,000	0
pH:
0-2	5
2-4	3
4-6.5	0
6.5-7.5	0	†
7.5-8.5	0
>8.5	3
Redox potential:
> +100 mV	0
+50 to +100 mV	3.5
0 to +50 mV	4
Negative	5
Sulfides:
Positive	3.5
Trace	2
Negative	0
Moisture:
Poor drainage, continuously wet	2
Fair drainage, generally moist	1
Good drainage, generally dry	0

* Ten points indicates that soil is corrosive to ductile-iron pipe; protection is needed.

† If sulfides are present and low or negative redox-potential results are obtained, add three points for this range.

Based on the test results of the chemical tests and point system presented in Table 2, the following point totals for each sample is provided in Table 3.

TABLE 3
CORROSIVITY POINT SYSTEM

Sample	Sample	Points
Boring	Depth (ft)	Resistivity	PH	Redox	Sulfides	Moisture	Total
B-2	8.5-10.0	10	0	0	0	2	12
B-3	3.5-5.0	0	0	0	0	2	2
B-6	3.5-5.0	5	0	0	0	2	7
B-12	1.0-2.5	0	0	0	0	2	2
B-19	1.0-2.5	0	0	0	0	2	2
B-22	3.5-5.0	0	0	0	0	2	2
B-24	1.0-2.5	0	0	0	0	2	2

The results of the tests indicate the point total varies from 2 to 12 across the site. Based on the AWWA guidelines, any point total greater than 10 requires corrosion protection. Therefore, it is recommended that any ductile iron pipe in the vicinity of soil test boring B-2 be double polyethylene encased. In addition, please note that the higher resistivity condition encountered in soil test boring B-2 was at a depth of 8.5 to 10 feet. Based on the overall results and proposed grading operations, it is also recommended that any utility lines located at depths greater than 5 feet below the existing borehole elevation be double encased.

A series of chemical tests according to AASHTO T-290 and AASHTO T-291 regarding sulfate and chloride content were also performed on representative samples of the subsurface soils. These tests were used to evaluate the soils for specific chemical factors that could be aggressive to concrete. The factors, in addition to the above pH and Redox values, include sulfate and chloride content. The results are defined as parts per million (ppm) and are provided in Table 4.

TABLE 4
CHEMICAL TESTS ON SOIL SAMPLES

Boring	Depth	Sulfates (ppm)		Chlorides (ppm)
No.	(ft)	Test Results	Required	Test Results	Required
B-2	8.5-10.0	12.1	Max. 200	4.1	Max. 100
B-3	3.5-5.0	15.5	Max. 200	4.2	Max. 100
B-6	3.5-5.0	21.1	Max. 200	5.5	Max. 100
B-12	1.0-2.5	20.1	Max. 200	4.0	Max. 100
B-19	1.0-2.5	15.4	Max. 200	3.9	Max. 100
B-22	3.5-5.0	19.1	Max. 200	4.7	Max. 100
B-24	1.0-2.5	17.7	Max. 200	5.2	Max. 100

Based on our experience and soil survey information, sulfate and chloride resistant cement will not be required for any exposed concrete. Regarding the cement type based on the chemical test readings of sulfates and chlorides less than 200 ppm and 100 ppm, respectively, a Type I or Type II cement is considered acceptable. Maximum water/cement ratio by weight shall not exceed 0.5. Actual test results are included in the Appendix C, Laboratory Test Data.

Thermal Resistivity of Soils

A series of Thermal Resistivity testing was completed in accordance with ASTM D-5334 and IEEE 442. The results from the testing are presented in Table 5 below and are attached to this addendum.

TABLE 5
THERMAL RESISTIVITY TESTS ON SOIL SAMPLES

		Dry Density	Moisture	Thermal Resistivity (OC-cm/W)
Boring	Type	(pcf)	(%)	Existing		Dry
B-7	Remolded	95.3	19.9	89		265
B-10	Remolded	92.0	26.2	83		195
B-14	Remolded	89.7	18.0	92		285
B-17	Remolded	89.0	19.6	94		291
B-20	Remolded	108.5	18.8	55	*	169	*
B-22	Remolded	102.2	14.8	78		234

* - Represents erroneous data due to sample contamination

Samples that were submitted for testing were tested under two conditions. The first condition required that the sample be remolded to resemble the in-situ soil conditions in each respective soil test boring. Upon obtaining the desired dry density and moisture content, the Thermal Resistivity was measured. The sample was then dried in an oven and tested again to determine the Thermal Resistivity of the material with no moisture.

It is important to note that the results from soil test boring B-20 are invalid and should be excluded from the data set. Laboratory notes indicate that the sample was primarily sand which is not representative of the upper 10 feet of the on-site material.

*******************

OA appreciates the opportunity to provide our services on this project. Should you have any questions, please do not hesitate to contact us.

Attachment:	Chemical Testing Results	[SEAL]
Thermal Resistivity Report

		BATCH	07042506
		Page	1
[GRAPHIC]	OLSSON ASSOCIATES, L	PROJECT AURORA WEST
	PO BOX 84608	LOCATION
LINCOLN NE 68508
		DATE SAMPLED	4/24/2007
		DATE RECEIVED	4/25/2007
	ATTN: Kellen Petersen	DATE REPORTED	5/2/2007

SAMPLE ID LAB NUMBER SAMPLE TYPE		B-2 U-3 30348 WATER	B-3 U-2 30349 WATER	B-6 U-2 30350 WATER	B-12 U-1 30351 WATER	B-19 U-1 30352 WATER	B-22 U-2 30353 WATER	B-24 U-1 30354 WATER

Sulfate Method 4500-SO42- E	mg/kg SO4	12.1	15.5	21.1	20.1	15.4	19.1	17.7
Sulfide Method 376.1	mg/kg	NEG	NEG	NEG	NEG	NEG	NEG	NEG
Chloride Method 325.2	mg/kg	4.1	4.2	5.5	4.0	3.9	4.7	5.2
pH Method 4500-H		6.7	8.0	7.4	7.6	7.7	7.5	5.8
RESISTIVTY	ohm/cm	1261	4017	2018	4582	5897	6064	5275

REDOX	mV	282	248	247	235	237	235	268

FOC	gC/g soil(440oC)	0.014	0.014	0.016	0.030	0.030	0.015	0.030

REVIEWED BY:	/s/ [Illegible]

P.O. Box 807 • 914 Highway 30 • Gibbon, NE 68840 • Phone: (308) 468-5975 • Fax: (308) 468-6018 • E-mail: info@soillab.com

Thermal Resistivity Report ASTM D:5334 and IEEE 442

Project:	Aventine Aurora West Ethanol Plant	Job #:	6069
Client:	Olsson Associates	Date:	5/7/07

						Initial Conditions			Dry
								Thermal	Thermal
						Dry Density	WC	Resistivity	Resistivity
Boring	Sample	Location	Depth	Type	Classification	(PCF)	(%)	(OC-cm/W)	(OC-cm/W)
B-7				Remolded	Lean Clay (CL/CL-ML)	95.3	19.9%	89	265
B-10				Remolded	Lean Clay (CL)	92.0	26.2%	83	195
B-14				Remolded	Lean Clay (CL)	89.7	18.0%	92	285
B-17				Remolded	Lean Clay (CL/CL-ML)	89.0	19.6%	94	291
B-20				Remolded	Silty Sand (SM)	108.5	18.8%	55	169
B-22				Remolded	Lean Clay (CL)	102.2	14.8%	78	234

9301Bryant Ave. South, Suite #107 [GRAPHIC] Bloomington MN 55420-3436

http://www.soilengineeringtesting.com

EXHIBIT E
MECHANICAL COMPLETION, COMMISSIONING, STARTUP

Definitions:

Mechanical Completion:  The completion of construction activities essential to the safe and proper operation of the Plant in accordance with the requirements of the Contract, as more fully listed below to the extent necessary to permit:

(i)                                     safe and sound start-up and operation of the Plant as a fully integrated system; and

(ii)                                  successful completion and conduct of the commissioning tests.

but excluding correction of minor non-operational matters such as painting, landscaping and nonessential insulation.  Nonessential insulation shall not include any insulation needed for personnel safety, any insulation that materially and negatively impacts the process or any outdoor process piping insulation required for freeze protection.

Irrespective of the following, Mechanical Completion shall be deemed to have occurred in the event feedstock has been introduced into the process and ethanol has been produced.

Commissioning:  The checking, testing and preparation of the Plant for operation, functional control loop checking, interlock testing, system purging and utility system startups, as more fully listed below.  In general, the tasks required for taking the Plant from Mechanical Completion and making it ready for start-up.

Ready for Startup:  When the activities listed for Mechanical Completion and Commissioning have occurred and the Plant is ready to mill corn at the hammer mills.  At that time, KIEWIT will notify OWNER that the Plant is Ready for Startup.  All paved roads must be completed before the Plant is ready for Startup.

Startup:  Startup begins with the initial feed of raw material to the Plant, filling of Equipment with operating material, startup and operation of individual process stages, adjustment and optimization of operating conditions, optimization of control loops, verification of startup, shutdown and partial load operations.  Utility system startups (unless integrated with the processing portions of the Plant) are a part of the Commissioning Phase.

Substantial Completion:  As defined below.

These events may not occur at the same point in time for all parts of the Plant.  Utility systems needed for operation of the rest of the Plant may reach Mechanical Completion, Commissioning and Startup before the main process parts of the Plant.  Some processing areas of the Plant or sub-systems of operating areas may reach Mechanical Completion and be Commissioned and Started up before other parts of the Plant, for example, grain receiving and storage may be completed and into operation, i.e., filled with grain, prior to other parts of the Plant.  Mechanical Completion, Commissioning and

1

Startup shall not be deemed to occur, however, until all portions of the Plant meet the requirements for each such stage.

The following lists indicate the activities or events, which take place in each of the phases described.

Mechanical Completion

•                                          Inspection of all equipment to check that erected facilities conform to construction drawings and Contract specifications.

•                                          Non-operating field leak tests or field pressure tests on piping and field-fabricated equipment as required by the Contract specifications, disposing of test media on site at a location specified by OWNER, and removal of test blinds and restoring systems to “ready for operation” condition.

•                                          Removal of all temporary supports, bracing or other foreign objects.

•                                          Inspection of all vessels and columns to ensure proper installation of all internals.

•                                          Field inspection of all shop fabricated equipment.

•                                          Line flushing as part of hydrotesting.

•                                          Check to ensure that all baseplates and soleplates are level and properly grouted.

•                                          Check pipe hangers, supports, guides and pipe specialties, and remove all shipping and erection bracing.

•                                          Check piping installation to insure all fittings and other materials have been installed in accordance with construction drawings and contract specifications. This includes but is not limited to checking that proper gaskets have been installed, flange bolts are tight, all drain and vent valves have been installed, drain and vent valves have plugs and/or locks where required, control valves and flow meters are installed with the proper direction of flow and have pneumatic air lines installed, steam traps are installed, air filters are installed, etc.

•                                          Check alignment of all piping fit-up with equipment to avoid excessive nozzle loading and pipe stresses.

•                                          Insulation for process purposes.

•                                          Install Lubricants and seal liquids.

•                                          Check rotating machinery for correct direction of rotation and for freedom of moving parts.

•                                          Check cold alignments on rotating equipment.

•                                          Schedule the services of factory representatives for equipment or other items as required.

•                                          Electrical and Instrumentation installed

Commissioning

•                                          Test burners.

•                                          Dry out castables, refractory and brickwork according to the manufacturer’s instructions (if not yet completed).

2

•                                          Perform all equipment conditioning and run-in activities as required by manufacturer’s specifications including but not limited to boiler chemical boil-out, molecular sieve dry-out, air compressor/air dryer run-in, etc.

•                                          Regenerate media as required.

•                                          Test refrigeration systems and low-temperature units in cold condition.

•                                          Check thermal expansions.

•                                          Check safety valves and re-adjust and re-certify, if required.

•                                          Check supports, suspensions and flexibility for thermal expansion.

•                                          Verify start-up strainers removed, or in place as required.

•                                          Check flange connections for tightness.

•                                          Clean y-strainers and condensate drains.

•                                          Start-up instrument and control loops, check interaction of indicators and control loops.

•                                          Start-up analyzers.

•                                          Report and adjust limit values for alarm and control systems.

•                                          Coordinate punch list work.

•                                          Check calibration.

•                                          Check fuse size.

Startup

•                                          Observe all safety procedures including personnel protective gear, work permits and entry permits.

•                                          Start-up in accordance with operating manuals and manufacturer’s instructions

•                                          Verify sealing fluid flow.  Observe seal pot levels to be sure seal leaks are not occurring.

•                                          Observe operation to be sure lubrication is maintained.

•                                          Observe operation to be sure alignment is maintained.

•                                          Make operating noise measurements.

•                                          Verify operating capacities.

•                                          Check supports, stops, spring hangers and expansion joints for hot operation.

•                                          Check flanges for tightness and make hot pull-ups, as required.

•                                          Blow down y-strainers and condensate drains regularly.

•                                          Check amperage for critical (process) motors to verify design electrical loads.

•                                          Optimize control loop parameters.

•                                          Adjust and calibrate on-line analyzers such as conductivity and pH.

Substantial Completion

Substantial Completion shall be achieved when it is determined that the following conditions have been met:

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•                                          The Plant has achieved output of merchantable ethanol product at *** of the Nameplate capacity (*** gallons per year of undenatured ethanol) for a continuing period of *** without any material operational defects, based on a *** day year.

•                                          The Plant has achieved and continues to satisfy the requirements for achievement of Mechanical Completion, and no outage for repairs or refurbishment is known to be required in order to permit the Plant to continue operating at the performance levels demonstrated for Substantial Completion, as the only work remaining to be performed by KIEWIT (other than the performance of any additional Performance Tests in order to demonstrate improved performance of the Plant for Final Acceptance) will be the Punch List items and any right to cure (under Section 7.6 of the Contract) that can be performed without unreasonably interfering with Plant operation;

•                                          All permits required to be obtained by KIEWIT and necessary for the safe operation of the Project as set forth in the EPC Contract have been obtained;

•                                          All training of OWNER employees necessary for the safe operation of the Project has been completed and certified to by KIEWIT and manual provided to OWNER;

•                                          There are no conditions (i) which preclude the Plant from achieving Startup, (ii) the absence of which creates any occupational hazard or hazard to the Work, or (iii) which would materially affect or unreasonably interrupt or interfere with the operability, safety, or mechanical integrity of the Plant in accordance with good industry practices.

Threshold

The Threshold shall be achieved when it is determined that the following conditions have been met:

•                                          The Plant has achieved output of merchantable ethanol product at *** of the Nameplate capacity (*** gallons per year of undenatured ethanol) for a continuing period of *** without any material operational defects, based on a *** day year.

•                                          The Plant has achieved and continues to satisfy the requirements for achievement of Mechanical Completion, and no outage for repairs or refurbishment is known to be required in order to permit the Plant to continue operating at the performance levels demonstrated for the Threshold, as the only work remaining to be performed by KIEWIT (other than the performance of any additional Performance Tests in order to demonstrate improved performance of the Plant for Final Acceptance) will be the Punch List items and any right to cure (under Section 7.6 of the Contract) that can be performed without unreasonably interfering with Plant operation;

•                                          All permits required to be obtained by KIEWIT and necessary for the safe operation of the Project as set forth in the EPC Contract have been obtained;

•                                          All training necessary for the safe operation of the Project has been completed and manual provided to OWNER;

•                                          There are no conditions (i) which preclude the Plant from achieving Startup, (ii) the absence of which creates any occupational hazard or hazard to the Work, or (iii) which would materially affect or unreasonably interrupt or interfere with the

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operability, safety, or mechanical integrity of the Plant in accordance with good industry practices.

5

Exhibit F - Project Schedule

Aurora Ethanol Project Schedule***

Revised 05/29/2007

		***											***												***
		***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
Area	Discipline / Item							***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
Project		***
Submit Proposal
LNTP - ***
NTP - ***
Permit Received
Engineering
Procurement
Start-up Complete - ***
Sitework		***
Site Grading
Piling
Mech/Elect Support
U/G Pipe
U/G Ductbank

Piperack Area		***
Concrete
Structural Steel Erection
Piping
Electrical & Instrumentation

Distillation & Dehydration Areas		***
Concrete
Structural Steel
Mech Equipment
Piping
Building
Electrical & Instrumentation

Process Building & Fermentation Areas		***
Concrete
Structural Steel
Mech Equipment
Piping
Building
Electrical & Instrumentation

Evaporation & Dryer Areas		***
Concrete
Structural Steel Erection
Mech Equipment
Piping
Building
Electrical & Instrumentation

Utility Areas		***
Concrete
Structural Steel Erection
Mech Equipment
Piping
Cooling Tower
Building
Electrical & Instrumentation

GENERAL		***
Final Grade/Roadway
Scaffolding
Tank Erection
Grain Handling
DDGS Storage
Painting - Sub
Insulation - Sub
Start-up

1

PARENT GUARANTY

                              , a                            corporation (“Owner”), and                                                       , a                                           company (“Contractor”) entered into a                                            agreement dated                             , 20        , (the “Agreement”).

WHEREAS, Owner is a wholly-owned subsidiary of                      , a                       corporation (the “Guarantor”); and

WHEREAS, Guarantor will derive direct and indirect benefit from Owner entering into the Agreement; and

WHEREAS, as a condition to Contractor’s entering into the Agreement Contractor requires that Guarantor execute this Parent Guaranty

NOW THEREFORE, Guarantor agrees as follows:

1.                                       Guarantor irrevocably guarantees the full and timely performance by Owner of all its obligations, terms, provisions, conditions, and stipulations under the Agreement, as now or hereafter amended (the “Obligations”), and hereby undertakes that if Owner shall in any respect fail to pay, perform and observe all of the Obligations of the Agreement, Guarantor shall (i) pay or perform or have paid or performed all Obligations as required by the Agreement, without any requirement that Contractor first proceed against Owner, and (ii) reimburse Contractor for any expenses incurred in enforcing its rights under this Parent Guaranty against Guarantor, in each case upon five (5) business days following Guarantor’s receipt of written notice of Owner’s failure to pay or perform an Obligation, or an itemization of such expenses incurred.  This Parent Guaranty constitutes a guarantee of payment when due and not of collection.

2.                                       The obligations of Guarantor under this Parent Guaranty shall be primary, absolute and unconditional obligations of Guarantor, independent of the obligations of Owner, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim Guarantor may have against Owner.  To the fullest extent permitted by applicable law this Parent Guaranty shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

(a)                                  any termination, amendment or modification of or deletion from or addition to or other change in the Agreement or any other instrument or agreement applicable to any of the parties to the Agreement;

(b)                                 any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to Owner, Guarantor, Contractor or any other person or any of their respective

1

properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(c)                                  any merger or consolidation of Owner or Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of Owner or Guarantor to any other person;

(d)                                 any change in the ownership of any interests of Owner or any change in the relationship between Owner and Guarantor, or any termination of such relationship;

(e)                                  any failure of Owner to conform with any provision of the Agreement or any other agreement; or

(f)                                    any failure or delay on the part of Contractor to enforce any right under the Agreement.

3.                                       The Guarantor unconditionally waives, to the extent permitted by applicable law,

(a)                                  notice of any of the matters referred to in Section 2;

(b)                                 notice to Guarantor of any breach or default with respect to the Agreement or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of Contractor against the Guarantor;

(c)                                  any requirement to exhaust any remedies;

(d)                                 any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against Guarantor.

4.                                       This Parent Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, to Contractor is rescinded, invalidated, declared to be fraudulent or preferential, or must otherwise be returned, refunded, repaid or restored by Contractor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Owner or Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Owner or any substantial part of its property, or otherwise, all as though such payments had not been made.

5.                                       Guarantor agrees that any and all present and future debts or obligations of any nature whether arising in connection herewith or otherwise of Owner to Guarantor are subordinated to the claims of Contractor with respect to the Agreement.  Guarantor agrees to be bound by any findings of fact or final award or judgment (rendered under arbitration or otherwise) made against Owner under the Agreement, or any settlement reached by Contractor and Owner.

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6.                                       The obligations of Guarantor set forth herein constitute the full recourse obligations of Guarantor enforceable against it to the full extent of all its assets and properties.

7.                                       This Parent Guaranty shall be binding upon Guarantor and its successors and assigns.

8.                                       This Parent Guaranty shall be governed by, and construed and interpreted in accordance with the law of the State of New York.  Venue for any action to enforce this Parent Guaranty shall be in a court of competent jurisdiction in New York.  Both parties to this Parent Guaranty waive all rights to a trial by jury in any action arising out of or relating to the Parent Guaranty.

9.                                       This Parent Guaranty and the terms, covenants and conditions hereof shall be binding upon Guarantor and its successors and shall inure to the benefit of Contractor and its successors and assigns.  Guarantor shall not be permitted to assign or transfer any of its rights or obligations under this Parent Guaranty, except pursuant to a merger or consolidation in which (i) Guarantor is the survivor, or (ii) the surviving entity, if not Guarantor, is organized under the laws of the United States or a state thereof and explicitly assumes all obligations of Guarantor under this Parent Guaranty.

10.                                 Notwithstanding any other provision of this Parent Guaranty, Guarantor’s undertakings and obligations hereunder with respect to the Agreement are derivative of and not in excess of the Owner’s obligations under the Agreement and the Guarantor retains all rights, claims, defenses, and limitations of liability possessed by Owner under the terms of the Agreement or arising from the parties’ performance or failure to perform thereunder and shall be entitled to assert any contractual defenses that would have been available to the Owner under the Agreement, except that no defense previously raised by Owner which has been fully adjudicated, determined or settled in accordance with the terms of the Agreement may be raised by Guarantor, and no cure period previously used by Owner may be used or relied upon by Guarantor.

IN WITNESS WHEREOF, Guarantor has caused this Parent Guaranty to be signed in the name and on behalf of Guarantor by its authorized representative as of this                day of                             , 20       .

By

Title

3

Exhibit H - Air Permit Summary Table

Aurora

Stack Description	Stack Height	Type	Limit per Stack	Method
Grain Receiving Baghouses	130 ft*	PM/PM10	0.004 gr/dscf	EPA Method 5 - Front Half Only
Corn Storage Bin Vent Filters	154 ft*	PM/PM10	0.004 gr/dscf	EPA Method 5 - Front Half Only
Surge Bin Vent Filters	87 ft*	PM/PM10	0.004 gr/dscf	EPA Method 5 - Front Half Only
Hammermill Baghouses	80 ft*	PM/PM10	0.004 gr/dscf	EPA Method 5 - Front Half Only
DDGS Reclaim Baghouses	45 ft*	PM/PM10	0.004 gr/dscf	EPA Method 5 - Front Half Only
Fermentation (CO2) Scrubbers	45 ft	PM/PM10	0.0006 gr/dscf	EPA Method 5 - Front Half Only
		VOC	150.0 ppmvd as Carbon	EPA Method 25a Calibrated to Propane
		HAP	20.0 ppmvd for combined HAPs	EPA Method 18 - Speciated - Consisting of Formaldehyde, Methanol, Acetaldehyde, and Acrolein
Regenerative Thermal Oxidizers	125 ft	PM/ PM10	0.016 gr/dscf	EPA Method 5 - Front Half Only
		NOx	0.0431 lb/MMBtu[2]	EPA Method 7E
		SOx	5.10 lb/hr	EPA Method 6
		CO	7.80 lb/hr	EPA Method 10
		VOC	50.0 ppmvd as Carbon	EPA Method 25a Calibrated to propane
Boilers	80 ft	NOx	0.02 lb/MMBtu	EPA Method 7E
		CO	0.02 lb/MMBtu	EPA Method 10
		VOC	0.01 lb/MMBtu	EPA Method 25a Calibrated to propane
Denatured Ethanol Loadout Flares	30 ft	VOC	27 lb/hr	EPA Method 25a Calibrated to propane
		VOC	98% Control Efficiency	EPA Method 25a Calibrated to propane
Cooling Tower	min 25 ft	Flow	37,600 gpm (per tower)
		Drift	0.0005 percent	Manufacturer’s Guarantee

* Pending final scope definition

Notes

1) If actual air permit limitations are less restrictive, values stated in the above table shall be modified to the values stated in the air permit.

2) If actual air permit limitations are more restrictive, Kiewit will be entitled to a change order for modification to design or purchase of additional equipment if agreed to be achievable by all parties.

PARENT GUARANTY

                                   , a                               corporation (“Contractor”), and                                              , a                                               company (“Client”) entered into a                                                              agreement dated                               , 20      , (the “Agreement”).

WHEREAS, Contractor is a wholly-owned subsidiary of                               , a                      corporation (the “Guarantor”); and

WHEREAS, Guarantor will derive direct and indirect benefit from Contractor entering into the Agreement; and

WHEREAS, as a condition to Client’s entering into the Agreement Client requires that Guarantor execute this Parent Guaranty.

NOW THEREFORE, Guarantor agrees as follows:

1.                                       Guarantor irrevocably guarantees the full and timely performance by Contractor of all its obligations, terms, provisions, conditions, and stipulations under the Agreement, as now or hereafter amended (the “Obligations”), and hereby undertakes that if Contractor shall in any respect fail to pay, perform and observe all of the Obligations of the Agreement, Guarantor shall (i) pay or perform or have paid or performed all Obligations as required by the Agreement, without any requirement that Client first proceed against Contractor, and (ii) reimburse Client for any expenses incurred in enforcing its rights under this Parent Guaranty against Guarantor, in each case upon five (5) business days following Guarantor’s receipt of written notice of Contractor’s failure to pay or perform an Obligation, or an itemization of such expenses incurred.  This Parent Guaranty constitutes a guarantee of payment when due and not of collection.

2.                                       The obligations of Guarantor under this Parent Guaranty shall be primary, absolute and unconditional obligations of Guarantor, independent of the obligations of Contractor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim Guarantor may have against Contractor.  To the fullest extent permitted by applicable law this Parent Guaranty shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

(a)                                  any termination, amendment or modification of or deletion from or addition to or other change in the Agreement or any other instrument or agreement applicable to any of the parties to the Agreement;

(b)                                 any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to Contractor, Guarantor, Client or any other person or any of their respective

1

properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(c)                                  any merger or consolidation of Contractor or Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of Contractor or Guarantor to any other person;

(d)                                 any change in the ownership of any interests of Contractor or any change in the relationship between Contractor and Guarantor, or any termination of such relationship;

(e)                                  any failure of Contractor to conform with any provision of the Agreement or any other agreement; or

(f)                                    any failure or delay on the part of Client to enforce any right under the Agreement.

3.                                       The Guarantor unconditionally waives, to the extent permitted by applicable law,

(a)                                  notice of any of the matters referred to in Section 2;

(b)                                 notice to Guarantor of any breach or default with respect to the Agreement or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of Client against the Guarantor;

(c)                                  any requirement to exhaust any remedies;

(d)                                 any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against Guarantor.

4.                                       This Parent Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, to Client is rescinded, invalidated, declared to be fraudulent or preferential, or must otherwise be returned, refunded, repaid or restored by Client upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Contractor or Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Contractor or any substantial part of its property, or otherwise, all as though such payments had not been made.

5.                                       Guarantor agrees that any and all present and future debts or obligations of any nature whether arising in connection herewith or otherwise of Contractor to Guarantor are subordinated to the claims of Client with respect to the Agreement.  Guarantor agrees to be bound by any findings of fact or final award or judgment (rendered under arbitration or otherwise) made against Contractor under the Agreement, or any settlement reached by Client and Contractor.

2

6.                                       The obligations of Guarantor set forth herein constitute the full recourse obligations of Guarantor enforceable against it to the full extent of all its assets and properties.

7.             This Parent Guaranty shall be binding upon Guarantor and its successors and assigns.

8.                                       This Parent Guaranty shall be governed by, and construed and interpreted in accordance with the law of the State of New York.  Venue for any action to enforce this Parent Guaranty shall be in a court of competent jurisdiction in New York.  Both parties to this Parent Guaranty waive all rights to a trial by jury in any action arising out of or relating to the Parent Guaranty.

9.                                       This Parent Guaranty and the terms, covenants and conditions hereof shall be binding upon Guarantor and its successors and shall inure to the benefit of Client and its successors and assigns.  Guarantor shall not be permitted to assign or transfer any of its rights or obligations under this Parent Guaranty, except pursuant to a merger or consolidation in which (i) Guarantor is the survivor, or (ii) the surviving entity, if not Guarantor, is organized under the laws of the United States or a state thereof and explicitly assumes all obligations of Guarantor under this Parent Guaranty.

10.                                 Notwithstanding any other provision of this Parent Guaranty, Guarantor’s undertakings and obligations hereunder with respect to the Agreement are derivative of and not in excess of the Contractor’s obligations under the Agreement and the Guarantor retains all rights, claims, defenses, and limitations of liability possessed by Contractor under the terms of the Agreement or arising from the parties’ performance or failure to perform thereunder and shall be entitled to assert any contractual defenses that would have been available to the Contractor under the Agreement, except that no defense previously raised by Contractor which has been fully adjudicated, determined or settled in accordance with the terms of the Agreement may be raised by Guarantor, and no cure period previously used by Contractor may be used or relied upon by Guarantor.

IN WITNESS WHEREOF, Guarantor has caused this Parent Guaranty to be signed in the name and on behalf of Guarantor by its authorized representative as of this              day of                               , 20      .

By

Title

3

EXHIBIT “J”

Lots Five (5) and Six (6), Aurora West Subdivision, Aurora, Hamilton County, Nebraska

Exhibit K

Notice to Proceed

Dated

Project:	Owner:
Aurora, Nebraska	Aventine Renewable Energy-Aurora West, LLC

Contract:

Engineering, Procurement and Construction Services Fixed Price Contract dated May   , 2007

Contractor:

Kiewit Energy Company

Contractor’s Address:

7906 North Sam Houston Parkway, Suite 300

Houston, TX 77064  USA

Attn:  Mike Casey, Sr. VP

This will serve as your formal Notice to Proceed under the above Contract. The date hereof shall be the Date of Commencement as defined in the Contract.

Aventine Renewable Energy-Aurora West, LLC

By:
Title:
Date:

Exhibit L

Aurora Responsible Party Permit Matrix

Permit	Responsible Party	Comments
Electrical Construction Permit	Kiewit Energy	NE State Fire Marshall
Flammable Tank Permit	Kiewit Energy	NE State Fire Marshall
Temporary Construction Permits (construction trailers and temporary warehouse)	Kiewit Energy	as applicable
Pressure Vessel Certification	Kiewit Energy	as applicable
Boiler Certificate	Kiewit Energy	as applicable
State “Plan Checks” through the state of Nebraska Code Official.	Kiewit Energy	Includes Class 1 structure, flammable liquid tanks, and sprinkler systems.

Exhibit M

Aurora Responsible Party Permit Matrix

Permit	Responsible Party	Date Required	Comments

Air Permits	Aventine	June 30, 2007	Final emission locations to be matched by Kiewit as closely as possible to the draft air permit. Not all emission points will be matched exaclty.
All NPDES permits (includes construction and operating permits for all fluid streams including ponds, process water, storm water, etc.)	Aventine	Note 1	Aventine to provide assumptions for Kiewit to proceed on engineering and design.
Notice of Intent	Aventine	Note 1	Required before soil disturbance
Any rezoning required	Aventine	Note 1
Any Special Use Permits	Aventine	Note 1
Stormwater Pollution Prevention Plan/Stormwater Management Plan	Aventine	Note 1	NDEQ
Wastewater Facility Construction Permit	Aventine	Note 1	NDEQ
Water Permits	Aventine	Note 1	as applicable
Any Approvals on Rail and Road Crossings	Aventine	Note 1	If applicable
Improvement Location Permit	Aventine	Note 1	If applicable
All City/County/Port/Local Permits not specifically mentioned	Aventine	Note 1
Building Permit	Aventine	Note 1
Grain Handling Permit	Aventine	Note 1
Grain Elevator permit	Aventine	Note 1	If applicable
FAA Permit on Tall Structures	Aventine	Note 1	FAA
Alcohol Sales Permit	Aventine	Note 1	BATF
Risk Management Plan	Aventine	Note 1	EPA
Site Security Plan	Aventine	Note 1	Homeland Defense
Emergency Planning Community Right to Know Act	Aventine	Note 1	Fire Department (as applicable)
PSM Program/ PHA	Aventine	Note 1	OSHA
Spill Prevention Control Countermeasure Plan	Aventine	Note 1	EPA
Toxic Release Inventory	Aventine	Note 1	EPA
Grain Receiving/Grain loadout scales	Aventine	Note 1
Ethanol loadout flow meter	Aventine	Note 1

Note 1.  As requried to support Kiewit’s construction schedule

1

Exhibit “O”
Aurora West Project
Construction Hold Points for Inspection

Hold point item	Inspected by:	Inspect for:
Foundations and footings	Aventine	Footings, re-bar, and floor drains before pouring concrete
Plant roads and parking lot	Aventine	Paving sub-base before paving
Electrical duct banks and vaults	Southern Power	Inspect terminations and splices
Electrical substation terminations	Southern Power	Inspect electrical terminations at sub-stations
Electrical transformers and switchgear	Southern Power	Inspect installation
Building electrical installation	NE fire marshal	Fire marshal inspection
Grounding grid	Aventine	Connections to structural steel and/or re-bar Inspect grounding grid installation before covering
City water piping	City of Aurora	Piping installation and connections to city water including backflow preventer and isolation valves
Sanitary sewer piping	City of Aurora	Piping installation and connections to municipal sewer, lift stations (if any)
Natural gas piping	Natural gas provider	Piping installation and connection to substation
Storm sewer piping	City of Aurora	Piping installation and lift stations (if any)
Fire water piping	NE fire marshal	Piping installation and vaults
Fire sprinkler systems	NE fire marshal	Piping and sprinkler installation
Fire alarm systems	NE fire marshal	Test alarms
Boilers	NE Boiler Inspector and/or insurance provider	Pre-startup installation inspection
Telecommunications wiring	Hamilton Telecommunications	Conduit, connections, and vaults
Underground piping	Aventine	Piping installation of any process or utility underground piping for installation
Flammable storage tank	NE fire marshal	Fire marshal inspection before hydrotest
Ethanol loadout and denaturant receiving safety systems	Aventine or insurance	Inspect system installation and test
Ethanol containment liner	NDEQ	Type of liner and coverage before covering
Wastewater cell liner (if required)	NDEQ	Type of liner and coverage before covering
Process vessel and tank internals	Aventine	Inspect vessel and tank internals before hydrotest

Note:

For all Hold Points other than those designated to be inspected by Aventine above, the 3 Business Day notice period in Section 2.7 of the General Conditions shall not apply and the parties agree to work in good faith to provide adequate notice for third party inspections.  The weekly schedules provided by Kiewit to Owner shall provide adequate notice for purposes of Section 2.7 of the General Conditions.

1

Exhibit P – Preliminary Site Work and Allowances

Aurora West Ethanol Facility

Site Work ***

•                  Site Work engineering and design per the scope defined at the end of Exhibit P.

•                  Rough grading of site prior to start of piling and construction activities including any required fill to be brought onsite

•                  Purchase and installation of required culverts, drainage pipe, or other materials required for control of storm water runoff

•                  Development of the temporary construction parking area and roads

•                  Installation of the power feed for temporary construction power

•                  Construction of storm drainage ponds and process ponds as designed including all liners, piping, outfalls, etc.

•                  Dewatering system if required for construction on the facility during subsurface activities.

•                  Product storage containment berm and liner (or comparable replacement)

•                  Construction of permanent plant roads

•                  Final grading including rock surfacing as required by the final design

•                  Perimeter fencing and entrance gates for the facility

•                  Landscaping as required

•                  Facility entrance signage

Piling ***

•                  Engineering of piling or other soil improvement technique as determined by the final geotechnical report to be acceptable for the structures and loads being constructed at Aurora West

•                  Project test piling program or soil improvement testing program

•                  Installation of piling or other soil improvement work under required structures or equipment

1

Buildings ***

•                  Pre-engineered buildings’ (Main Process (including control room), Maintenance, Administration, Distillation & Dehydration, and Boiler buildings )including structural steel, girts, purlins, siding, roof support and systems, interior and exterior lighting, interior walls and finishes, windows, doors (including rollups), power (including required power panels), HVAC, plumbing and insulation..  Also included in the allowance is the mezzanine floor required in the maintenance building.

•                  Engineered buildings’ (Centrifuge, Evaporator, and Fermentation buildings) siding, girts, purlins, doors (including rollups) roof support and systems, interior and exterior lighting, power (including required power panels), HVAC, plumbing, wall liner, and insulation for the Centrifuge, Evaporator, and Fermentation buildings

•                  Buildings designed for occupancy include the Administration Building, Control Room and Maintenance buildings.  Included in the allowance for the Administration Building are foundations.

•                  Fire protection for fully finished areas (control room building and maintenance building)

Grain/DDGS Handling ***

•                  Complete Grain handling/unloading system including *** bushels of grain storage including design, installation, and startup.

•                  Complete DDGS handling/storage/loading system including design, installation, and startup.

•                  Allowance includes piling or soil improvement, foundations, equipment, silos, conveyance, electrical and instrumentation.

•                  All controls, control programming, control equipment.

•                  All electrical engineering, wiring, conduit, transformers, gear, and terminations from the *** panel (referenced below).

•                  Kiewit has included in the firm price, grading of area, electrical supply of a single *** feed to vendor supplied switchgear, and fiber optic cable from the facility DCS system to interface with the Grain Handling supplier equipment.

Heat Tracing ***

•                  Includes the design, material purchase, and installation required for complete heat trace package

•                  Includes the power supply and distribution for this scope of work

2

•                  Insulation and lagging of heat traced systems is included in the provided firm pricing for the project and is not included in the allowance.

Fire Protection ***

•                  Includes all the above ground fire protection / detection / and alarming systems/wiring/boxes/annunciation/communication except the control room building and the maintenance building which are included in the pre-engineered building allowance.

•                  Includes design and installation of any fire protection or detection determined necessary in the ethnol storage and loadout areas.

•                  Includes the design, supply, and install of required sprinkler systems, including pipe, supports, sprinkler heads, control panels, detectors and wiring

•                  Installation and supply of necessary handheld fire extinguishers

•                  Included in the firm price is a single diesel and electric fire pump sized for a maximum of *** gpm each.  If flow demands are in excess of this flow due to additional high flow systems being added, the differential cost will be applied to the allowance.

Civil Engineering Scope of Services for Aurora ***

1.               Develop all site maps and plant layout drawings within the ethanol plant boundary.

2.               Develop site storm water drainage plan to include the following:

a.               Storm water shall drain to retention ponds designed by Olsson & Associates as part of their site development work for the plant access road and rail loop. These ponds are located on the south side of the ethanol plant site.

b.              Determine drainage areas and characteristics (soils, land cover/use, slope).

c.               Compute peak flows for design storms at relevant locations.

d.              Design appropriately sized drainage structures to convey flows underneath the roadway crossings within the ethanol treatment plant site.

3.               Develop a site grading plan including road and ethanol plant structure elevations, incorporating the drainage analysis and features developed for item 2.  The grading plan must be coordinated with the overall site development work be completed by the Aurora Co-op. This will require coordination with Olsson & Associates. The grading plan will also require coordination and review with the city of Aurora and adjacent property owners. The grading plan shall be designed to allow for ethanol plant expansion.

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4.               Sizing and layout of all underground utilities required on the ethanol plant site including but not limited to: natural gas, city water, fire water loop, sanitary sewer, wastewater sewer, and underground electrical.

5.               Sizing, layout, and specification of the ethanol containment berm. This includes specification of materials and liners required. Berm design to include fire protection measures and storm water drainage or pump-out features.

6.               Sizing, layout, and specification of the *** detention cells for ethanol plant wastewater. Wastewater shall include cooling tower blowdown, boiler blowdown, RO reject water, and plant sump discharges. Design shall included sizing of the discharge line from the cells to the plant boundary for discharge to a nearby stream. Coordination will be required with Olsson & Associates with respect to the discharge line. Olsson will be responsible for the layout and design of the wastewater line from the plant boundary to the discharge point.

7.               Coordinate as required with Olsson to provide design information necessary for the stormwater runoff permit and Stormwater Pollution Prevention Control Plan for the construction site.

8.               Sizing, layout, and specification for all internal plant roadways excluding the Aurora West site entry road (Harvest Drive). Roadway design must be coordinated with Harvest Drive.

9.               All design drawings and specifications shall be reviewed, approved, and stamped by a Nebraska licensed professional civil engineer.

Pipe Material ***

•                  Includes the purchase of fabricated pipe and bulk pipe material. An add or deduct to this allowance will be determined by actual surcharge costs for material.

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EXHIBIT Q

TAX EXEMPTIONS AND CONCESSIONS

AURORA (WEST), NEBRASKA

•                  Nebraska Advantage Act Agreement (LB312)

•                  Sales Tax Refunds

•                  Refunds of sales tax for all capital purchases.  This includes building materials incorporated into the real estate.

•                  Personal Property Tax Exemption

•                  This includes agricultural processing machinery, mainframe computers, and personal property used in distribution.

•                  Wage Credit

•                  Investment Income Tax Credit

•                  Tax Increment Financing for Real Property Taxes

•                  Community Development Block Grant

Exhibit R - Cash Flow Curve

Aurora West

LNTP
Year	***
Time-Line							1	2	3	4	5	6	7
Month		***	***	***	***	***	***	***	***	***	***	***	***
Description	Total
Sitework	***						***	***	***
Piling	***						***	***	***	***
Excavation	***								***	***	***	***	***
Concrete	***				***					***	***	***	***
Structural Steel	***								***	***	***	***	***
Buildings	***										***	***	***
Equip. Install	***										***	***	***
Pipe Erection	***								***	***	***	***	***
Elect & Instr	***								***	***	***	***	***
Start-Up	***
Eng Equip	***			***	***	***	***	***	***	***	***	***	***
Scaffold	***											***	***
Const. Equip	***						***	***	***	***	***	***	***
Indirects	***			***	***	***	***	***	***	***	***	***	***
Mobilization	***					***	***	***	***
Totals by Month	***			***	***	***	***	***	***	***	***	***	***
Cummulative Total				***	***	***	***	***	***	***	***	***	***

Year	***
Time-Line	8	9	10	11	12	13	14	15	16	17	18	19
Month	***	***	***	***	***	***	***	***	***	***	***	***
Description
Sitework
Piling
Excavation
Concrete	***	***	***	***
Structural Steel	***	***
Buildings	***	***	***	***	***
Equip. Install	***	***	***	***
Pipe Erection	***	***	***	***	***	***	***	***	***	***	***	***
Elect & Instr	***	***	***	***	***	***	***	***	***	***	***	***
Start-Up									***	***	***	***
Eng Equip	***	***	***	***	***	***	***	***	***
Scaffold	***	***	***	***	***	***	***	***	***	***	***
Const. Equip	***	***	***	***	***	***	***	***	***	***	***	***
Indirects	***	***	***	***	***	***	***	***	***	***	***	***
Mobilization
Totals by Month	***	***	***	***	***	***	***	***	***	***	***	***
Cummulative Total	***	***	***	***	***	***	***	***	***	***	***	***

Year	***
Time-Line	20	21	22	23	24	25	26	27	28	29	30	31
Month	***	***	***	***	***	***	***	***	***	***	***	***
Description
Sitework
Piling
Excavation
Concrete
Structural Steel
Buildings
Equip. Install
Pipe Erection
Elect & Instr
Start-Up
Eng Equip
Scaffold
Const. Equip
Indirects
Mobilization
Totals by Month	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Cummulative Total	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Exhibit S

[GRAPHIC]	AUTHORIZED BY: Safety/Loss Control Specialist	REV NO: 2	DATE: 01-13-06

IMPORTANT NOTICE TO CONTRACTORS
HEALTH AND SAFETY PROGRAM

Dear Contractor:

Aventine Renewable Energy Inc. falls under the O.S.H.A. 1910.119 Process Safety Management. By law, all contractors working in any of our PSM covered areas must be evaluated for Safety.

The following information is required to be kept on record in our files:

•                            Experience Modification Rate (EMR) for the three most current years. This information must be submitted on your insurance company letterhead or other official verification.

•                            O.S.H.A. 300 Forms/Logs or Employers Report of Accident Form.

•                            Complete the Safety, Health and Environmental Generic Questionnaire (enclosed). Be sure to complete all requested items on the questionnaire.

Sincerely,

Brad Cantrell,
Health and Safety Department
(309) 347-9250

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Contractor – Safety Information

1.	Name of contractor company:

2.	Address:

3.	Phone:

4.	Using information from your O.S.H.A. Form 300, provide injury and/or illness data for the last three years for your firm.

Specify Year	Year	Year	Year

No. of Fatalities
No. of cases with lost workdays and/or restricted work activities
No. of cases without lost workdays and/or restricted work activities
Employee hours worked (do not include non-work time, even though paid)

5.	Do you have a written safety program?	☐ Yes	☐ No

6.	Do you have one or more full-time:

	Industrial Hygienists	☐ Yes	☐ No

	Safety Professionals	☐ Yes	☐ No

7.	Do you have a training program for newly hired or promoted first-line supervisors?		☐ Yes	☐ No

8.	Do you hold periodic safety meetings for your employees?		☐ Yes	☐ No

9.	Do you conduct field safety inspections of work in progress?		☐ Yes	☐ No

a) If yes, who conducts the inspections (title)?

b) How often?

10.	Are accident reports circulated to your management?		☐ Yes	☐ No

11.	Number of employees/shift:

12.	Hospital to use in case of an emergency:

13.	Contractor safety representative:

Title:

Phone:

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14.                    Provide a summary of any O.S.H.A., E.P.A., or State citations that you have received in the past (3) years. Include item(s) cited, monetary penalty, and final settlement.

Where highlighted, please provide the following additional information:

•                             A copy of written safety policy endorsed by the Contractor’s top management.

•                             A copy of the Contractor’s Safety Manual.

•                             The Contractor’s staffing plan for safety program implement.

•                             The proposed initial employee safety orientation program for this program.

•                             The types of safety equipment that Contractor will provide for the project.

•                             A narrative of what the Contractor perceives to be the significant safety hazards on this project.

•                             A description of how the Contractor’s on-site project manager and supervisors are held accountable for safety performance.

•                             A description of the Contractor’s accident investigation and safety audit procedures.

•                             A description of the types of safety, health, and fire training programs the Contractor’s work force has received (or will receive prior to commencement of work) that is applicable to this project.

•                             A description of how the Contractor’s safety programs apply to subcontractors and the method used to insure that subcontractors comply with applicable safety programs and regulations.

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[GRAPHIC]	AUTHORIZED BY: Safety/Loss Control Specialist	REV NO: 0	DATE: 04-09-07

PROCESS SAFETY MANAGEMENT
CONTRACTORS

A.                       Policy

Aventine Renewable Energy, Inc. is committed to the prevention of accidents and improving quality and productivity related to Contractor work by providing a safe workplace that protects Aventine and Contractor employees, the environment and the general public.

Aventine shall promote an attitude of partnership, cooperation, and communication with Contractors to enhance workplace safety. Personal safety is a fundamental responsibility of both Aventine and Contractor employees.

Aventine shall maintain the independent contractor status of its Contractors and their Subcontractors. Aventine shall not dictate the manner and means by which the Contractor performs its work, except where specified in the written contract; and, whenever unsafe acts/unsafe conditions pose an immediate threat to the safety or health of personnel; and/or potential damage to Aventine property.

B.                       Purpose

To establish a policy and procedure for providing Aventine employees with guidance in developing site-specific rules and practices to improve the safety and health performance of contractors who perform work at Aventine.

To ensure that all Contractor personnel are informed of the known potential fire, explosion, toxic release hazards, and other serious safety hazards related to their work or the process.

To ensure that all Contractor personnel are aware of all applicable Aventine safety rules and procedures pertaining to their work site, including the facility’s emergency procedures.

This procedure applies to Aventine employees responsible for Contractor selection, training, inspections and assessments, and for Contractor work involving new construction projects, major renovation, and repair/maintenance activities.

* Note: Repair/maintenance activities and incidental contractor work that do not compromise the safety of personnel, facilities, and processes are excluded. (E.g., janitorial and delivery services, etc.)

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C.        Approach

Contract employees must perform their work safely. Considering that Contractors often perform very specialized and potentially hazardous tasks, such as confined space entry activities and non-routine repair activities; their work must be controlled while they are on or near a process covered by PSM. A permit system or work authorization system for these types of activities are required for all affected employees. The use of a work authorization system keeps an employer informed of contract employee activities. A well-run and well-maintained process, where employee safety is fully recognized benefits all of those who work in the facility whether they are employees of the employer or the contractor.

D.                       Responsibilities

When selecting a contractor, the employer must obtain and evaluate information regarding the contract employer’s safety performance and programs. The employer also must inform contract employers of the known potential fire, explosion, or toxic release hazards related to the contractor’s work and the process. The employers must explain to contract employers the applicable provisions of the emergency action plan; develop and implement safe work practices to control the presence, entrance, and exit of contract employers and contract employees in covered process areas; evaluate periodically the performance of contract employers in fulfilling their obligations; and maintain a contract employee injury and illness log related to the contractor’s work in the process areas.

E.                         Program Elements

•                            The Contractor and any personnel under his jurisdiction shall continuously observe and enforce all applicable governmental safety regulations and all safety rules and signs that may have been or may be established by Aventine. Proper safety procedures and equipment must be utilized and maintained at al times for protection of all personnel and facilities.

•                            Before beginning work, the Contractor or his qualified supervisors shall inspect the premises, location of work area, and examine all safety rules and instructions to determine the nature and extent of difficulties and hazards.

•                            Contractor shall promptly report in writing, all accidents in connection with the work. Full details and statements of witnesses shall be included in the reports on any accident that has resulted in injury, property damage, or death.

•                            Aventine reserves the right to suspend any Contractor where life or Company property is imperiled. The Contractor shall suspend work when notified by the Company that any personnel or equipment are exposed to unreasonable hazards.

2

•                            Aventine shall issue Cutting and Welding permits before any cutting or welding is performed in the plant. These permits shall be renewed each day. Outside Contractors shall provide adequate fire protection equipment at the job site, and Cutting and Welding equipment shall be maintained and used as per O.S.H.A. standards. An Alcohol Area Hot Work Permit must be obtained for any work in the alcohol production storage or loading areas, or any other areas defined by the Plant contact.

•                            Contractors shall obtain approval from the Plant contact prior to moving any heavy construction equipment from one area to another. Flagmen or groundmen will be provided by the Contractor as needed ahead of or behind any heavy moving loads to ensure safe movement of this equipment.

•                            Contractors’ equipment, supplies and building materials shall be kept in order at all times to eliminate accident hazard and possible injury to employees and its security is the responsibility of the Contractor.

•                            At the end of the workday, work areas shall be fenced, boarded and lighted as necessary. All of the Contractors’ equipment shall be shut off and all obstacles removed from all walking areas.

•                            All drivers of Contractors’ vehicles are required to observe speed limits and posted instructions on Company roads.

•                            Movement of Contractor’s personnel on Company property MUST be confined to the location of their work site. In going to and from designated work assignments, Contractors’ personnel must stay on established roads and walks. They must not walk through buildings or shops.

a.)                      All Contractors’ will sign in and out or use the provided swipe cards to enter and leave the plant on a daily basis at the Security Office.

b.)                     All Contractors’ and equipment will enter and leave the plant via the Main Gate as directed by Security.

c.)                      Contractor trucks are NOT TO BE USED TO CARRY EMPLOYEES TO AND FROM THE WORK AREA IN AN UNSAFE MANNER. (E.g. workers are not to ride in the back of pickup trucks, on forklifts, etc.) Any worker riding in a Contractors’ vehicle must be in a belted seat.

d.)                     Contractor must provide first aid facilities as may be needed for his employees. Except in the case of serious accidents where the employee’s life or health may be seriously endangered. Contractor’s personnel are not to use the Company’s first aid facilities.

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e.)                      The Contractor is responsible for and will provide all necessary training of Contractors’ personnel so that they will be familiar with the pertinent Company rules and regulations, and can safely perform the job.

f.)                        The Contractor is to provide all necessary safety equipment. (i.e., hard hats, safety glasses, gloves, etc.)

g.)                     Contractor shall rope off or barricade all work areas as a protective measure to prevent injury to Owner’s employees, including work areas around and under overhead scaffolds and staging, floor openings, open shafts, overhead work (i.e., cutting through floors, tower constructions, excavations, etc.). Contractor shall provide and maintain suitable coverings or barricades on floor openings. Planks used on overhead beams or scaffolds shall be tied down for added safety and removed when the work is finished. Aventine will assume no responsibility whatsoever for possible damage to Contractors’ employees’ vehicles or other personal property while within the confines of Aventine.

h.)                     Manlifts. All employees of outside contractors are FORBIDDEN to ride Plant manlifts.

i.)                         For their own protections, all Contractors’ employees must abide by the following safety dress rules:

•                             Be fully clothed - shirts with sleeves and trousers (no shorts).

•                             Hard hats are mandatory in all areas of the Plant, except in offices, lunchrooms, restrooms and parking lot (outside Plant).

•                             Footwear - shoes of durable work type must be worn. Tennis or canvas shores are not allowed in the Plant. Aventine encourages the use of steel toed safety shoes.

•                             Hearing Protection is mandatory in those areas of the Plant designated “Hearing Protection Required”, OSHA 1910.95.

j.)                         Contact lenses should not be worn in areas where there is a potential exposure to corrosive, irritating or toxic chemical vapors, mists, fumes or dusty environment. A contaminant may permeate the lens and be held in contact with the eye, thereby, producing eye damage. Wearing contact lenses in contaminated atmospheres with a full-face respirator is prohibited by Federal regulation: OSHA29 CFR 1910.134(e).

k.)                      Gambling, drunkenness, fighting, firearms, habit-forming drugs, intoxicating liquor and “Practical Joking” or “Horseplay” are not permitted on Company property.

l.)                         Radios capable of receiving commercial broadcast are not permitted in the Plant.

m.)                   Cameras are not permitted in the Plant.

4

n.)                     Running is prohibited in the Plant.

o.)                     Crossing standing railcars by climbing through cars or climbing over the car couplers is strictly forbidden. Care must be taken that no rail car switching or pulling is being done before crossing the tracks at the end of the cars.

p.)                     Fire Regulations:

•                             No smoking shall be permitted anywhere within Aventine property except in areas clearly designated for that purpose.

•                             Storage or use of combustible or otherwise hazardous materials is prohibited except in amounts allowed by Aventine fire insurance underwriters. Flammable liquids, such as gasoline, kerosene, alcohol, diesel oil, etc. must be kept under lock and key in locations designated by Aventine.

•                             At the end of each day, Contractor shall dispose of any combustible or otherwise hazardous debris and remove all empty gas and oxygen cylinders.

•                             No gasoline, fuel oil, alcohol or other flammables are allowed on the premises without the permission of Aventine.

•                             No tar pots or similar equipment are allowed on any roof.

•                             All welding will be performed by properly grounding directly to piece being welded and requires Plant permit.

•                             All tarpaulins must be fire retardant.

•                             All fires and accidents must be reported to Aventine Project Engineer.

•                             Contractor is prohibited from using any stud riveter depending on any explosive cartridge as a means of operations.

5

Exhibit T

Major Subcontractors List

Aurora Ethanol

Scope of Work	Subcontractor/Vendor	Location

Insulation	TBD

Field Tanks	TBD

Grain/DDGS Handling	TBD

Pre-Engineered Buildings	TBD

Fire Protection	TBD

Scaffold Erection	TBD

Electrical Construction	TBD

Exhibit U

Manufacturers not covered by Indemnity

NONE